UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2022
MFS®  Global Tactical
Allocation Portfolio
MFS® Variable Insurance Trust II
WTS-ANN

MFS® Global Tactical Allocation Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Tactical Allocation Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Global Tactical Allocation Portfolio
Portfolio Composition
Portfolio structure
		Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	20.5%	48.1%	(20.5)%	48.1%
	Emerging Markets	14.8%	0.0%	0.0%	14.8%
	Japan	3.7%	5.4%	0.0%	9.1%
	Asia/Pacific ex-Japan	1.7%	7.1%	0.0%	8.8%
	United Kingdom	5.7%	1.3%	0.0%	7.0%
	Supranational	1.7%	0.0%	0.0%	1.7%
	Europe ex-U.K.	4.3%	0.0%	(3.0)%	1.3%
	Developed - Middle East/Africa	0.2%	0.0%	0.0%	0.2%
	North America ex-U.S.	3.8%	0.0%	(6.9)%	(3.1)%
	Total	56.4%	61.9%	(30.4)%	87.9%
Equity	Europe ex-U.K.	6.6%	9.7%	(4.1)%	12.2%
	U.S. Large Cap	13.7%	0.0%	(2.6)%	11.1%
	Emerging Markets	2.0%	8.7%	(3.9)%	6.8%
	United Kingdom	2.3%	4.5%	0.0%	6.8%
	Japan	2.1%	1.6%	0.0%	3.7%
	U.S. Small/Mid Cap	5.0%	0.0%	(3.1)%	1.9%
	North America ex-U.S.	1.2%	0.0%	0.0%	1.2%
	Asia/Pacific ex-Japan	0.5%	0.7%	(5.3)%	(4.1)%
	Total	33.4%	25.2%	(19.0)%	39.6%
Real Estate-related	U.S.	1.1%	0.0%	0.0%	1.1%
	Non-U.S.	0.3%	0.0%	0.0%	0.3%
	Total	1.4%	0.0%	0.0%	1.4%
Cash	Cash & Cash Equivalents (d)				4.0%
	Other (e)				(32.9)%
	Total				(28.9)%
	Total Net Exposure Summary				100.0%
Strategic Allocation Targets & Net
Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	35%	0 to 70%
Fixed Income, Cash and Cash Equivalents	65%	30 to 100%
Top ten holdings (c)
USD Interest Rate Swap, Receive 4.5% - MAR 2025	34.3%
USD Interest Rate Swap, Receive 4.0% - MAR 2028	13.8%
Australian Bond 10 yr Future - MAR 2023	7.1%
Japan Government Bond 10 yr Future - MAR 2023	5.4%
Euro-Schatz 2 yr Future - MAR 2023	(4.6)%
U.S. Treasury Note 5 yr Future - MAR 2023	(4.7)%
Canadian Treasury Bond 10 yr Future - MAR 2023	(5.2)%
Euro-Bobl 5 yr Future - MAR 2023	(5.6)%
USD Interest Rate Swap, Pay 3.75% - MAR 2033	(7.3)%
U.S. Treasury Note 10 yr Future - MAR 2023	(8.6)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

MFS Global Tactical Allocation Portfolio
Portfolio Composition - continued
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.

MFS Global Tactical Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of -7.20%, while Service Class shares of the fund provided a total return of -7.44%. These compare with a return of -16.25% over the same period for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund’s other benchmarks, the MSCI World Index (net div) and the MFS Global Tactical Allocation Blended Index (Blended Index), generated total returns of -18.14% and -13.98%, respectively. The Blended Index reflects the blended returns of equity and fixed income indices, with percentage allocations to each index designed to resemble the strategic allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options and swaps.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Within the equity portion of the fund, an underweight position and, to a lesser extent, stock selection within the information technology sector contributed to the fund’s performance relative to the MSCI World Index. Within this sector, not owning shares of weak-performing computer and personal electronics maker Apple benefited relative returns. The stock price of Apple came under pressure due to concerns over supply chain disruptions and slowing iPhone volumes.
Stock selection within the communication services sector also strengthened relative performance. Here, not owning shares of social networking service provider Meta Platforms contributed to relative returns as the stock underperformed the benchmark. Although Meta Platforms reported in-line revenue results, its forward-looking guidance for higher-than-expected expenses and capital expenditures weighed on its stock price. The timing of the fund’s ownership in shares of technology company Alphabet, and its overweight position in telecommunications company KDDI (Japan), further boosted relative performance.
Elsewhere, the fund’s overweight positions in pharmaceutical company Merck, oil and gas company ConocoPhillips, global health services provider Cigna and diversified medical products maker Johnson & Johnson helped relative returns. The share price of Merck rose as the company’s earnings and sales results exceeded expectations due to favorable impacts from the COVID-19 recovery. Management also raised its forward-looking sales guidance, which further supported the stock. The fund’s avoidance of weak-performing internet retailer Amazon.com and electric vehicle manufacturer Tesla also benefited relative performance.

MFS Global Tactical Allocation Portfolio
Management Review - continued
Within the fixed income portion of the fund, yield curve(y) positioning, particularly along the United States, Canadian and United Kingdom curves, strengthened the fund’s performance relative to the Bloomberg Global Aggregate Index. A shorter-than-benchmark duration(d) stance to both the US and Canadian dollar yield curves further supported relative performance as interest rates rose during the reporting period.
Within the fund’s tactical overlay, a long exposure to emerging equity markets, via holdings of equity index futures, most notably Turkey and Brazil, helped relative performance. A short exposure to the fixed income markets of the United Kingdom, via fixed income index futures, also contributed to relative results.
Detractors from Performance
Within the equity portion of the fund, an underweight allocation and stock selection within the energy sector detracted from performance relative to the MSCI World Index. Here, not owning shares of integrated oil and gas company ExxonMobil and integrated energy company Chevron hurt relative results. The stock price of ExxonMobil rose as the company posted robust earnings and revenue results, driven by the strong energy price environment, and increased its return to shareholders through stock repurchases and dividends.
Elsewhere, the fund’s overweight positions in power and hand tools manufacturer Stanley Black & Decker and Schneider Electric held back relative returns. Stanley Black & Decker reported below-consensus earnings results, driven by weaker margins in its tools and storage segments. The company also lowered its revenue guidance for the remainder of the year due to weaker-than-expected consumer demand, which further pressured the stock. Also among the fund’s top relative detractors were its holdings of commercial banking firm Sberbank Russia(b) (Russia), semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea). Not owning shares of strong-performing pharmaceutical company Eli Lilly, health insurance and Medicare/Medicaid provider UnitedHealth Group and pharmaceutical company AbbVie also held back relative performance.
Within the fixed income portion of the fund, the fund’s overweight exposures to both the financial institutions and government-related agencies sectors hurt performance relative to the Bloomberg Global Aggregate Index. From a credit quality perspective, the fund's underweight exposure to “A” rated(r) bonds held back relative returns. Unfavorable bond selection within the financial institutions sector further weakened the fund’s relative performance.
Within the fund’s tactical overlay, short exposures to both the Indian and Australian equity markets, both via holdings of equity index futures, and long exposure to Hong Kong equity markets, via equity index futures, detracted from relative performance. Additionally, the fund’s US yield curve steepening trades (2 yr vs. 10 yr and 5 yr vs. 30 yr), which is a strategy that uses derivatives to benefit from escalating yield differences that occur as a result of increases in the yield curve between two Treasury bonds of different maturities, further detracted from relative performance.
Respectfully,
Portfolio Manager(s)
Pilar Gomez-Bravo, Steven Gorham, Andy Li, Johnathan Munko, Benjamin Nastou, Henry Peabody, Jonathan Sage, Natalie Shapiro, Erich Shigley, David Shindler, Robert Spector, and Erik Weisman
Note to Shareholders: Effective January 3, 2022, David Shindler was added as a Portfolio Manager of the fund. Effective September 30, 2022, Vipin Narula is no longer a Portfolio Manager of the fund. Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Global Tactical Allocation Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(7.20)%	2.09%	3.79%
Service Class	8/24/01	(7.44)%	1.83%	3.54%
Comparative benchmark(s)
Bloomberg Global Aggregate Index (f)	(16.25)%	(1.66)%	(0.44)%
MFS Global Tactical Allocation Blended Index (f)(w)	(13.98)%	2.44%	4.13%
Bloomberg Global Aggregate Index (USD Hedged) (f)	(11.22)%	0.36%	1.70%
MSCI World Index (net div) (f)	(18.14)%	6.14%	8.85%
(f)	Source: FactSet Research Systems Inc.
(w)	The MFS Global Tactical Allocation Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
12/31/22
MSCI World Index (net div)	35%
Bloomberg Global Aggregate Index (USD Hedged)	54%
Bloomberg Global Aggregate Index	11%
Benchmark Definition(s)
Bloomberg Global Aggregate Index(a) – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MFS Global Tactical Allocation Portfolio
Performance Summary – continued
Bloomberg Global Aggregate Index(a) (USD Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.
MSCI World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Global Tactical Allocation Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.78%	$1,000.00	$1,035.24	$4.00
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,034.13	$5.28
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

MFS Global Tactical Allocation Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 62.7%
Aerospace & Defense – 0.3%
Boeing Co., 5.805%, 5/01/2050		$625,000	$ 579,485
Raytheon Technologies Corp., 2.82%, 9/01/2051		745,000	482,584
			$1,062,069
Airlines – 0.1%
EasyJet Finco B.V., 1.875%, 3/03/2028	EUR	560,000	$ 481,450
Alcoholic Beverages – 0.0%
Pernod Ricard S.A., 3.75%, 11/02/2032	EUR	100,000	$ 106,296
Apparel Manufacturers – 0.1%
Tapestry, Inc., 3.05%, 3/15/2032		$516,000	$ 401,605
Asset-Backed & Securitized – 5.7%
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	560,000	$ 503,647
ACRES 2021-FL2 Issuer Ltd., “AS”, FLR, 6.076% (LIBOR - 1mo. + 1.75%), 1/15/2037 (n)		$370,000	347,624
ACRES 2021-FL2 Issuer Ltd., “B”, FLR, 6.576% (LIBOR - 1mo. + 2.25%), 1/15/2037 (n)		604,000	569,795
Arbor Realty Trust, Inc., CLO, 2019-FL2, “AS”, FLR, 5.9% (LIBOR - 1mo. + 1.45%), 9/15/2034 (n)		600,000	590,618
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 5.77% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)		214,500	197,890
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 5.917% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)		143,000	134,738
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 6.268% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)		426,500	395,682
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 5.907% (SOFR - 30 day + 2.1%), 1/15/2037 (n)		794,500	759,559
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 6.107% (SOFR - 30 day + 2.3%), 1/15/2037 (n)		765,000	712,895
AREIT 2022-CRE6 Trust, “B”, FLR, 5.675% (SOFR - 30 day + 1.85%), 1/16/2037 (n)		289,000	265,499
AREIT 2022-CRE6 Trust, “C”, FLR, 5.975% (SOFR - 30 day + 2.15%), 1/16/2037 (n)		119,000	110,609
AREIT 2022-CRE6 Trust, “D”, FLR, 6.676% (SOFR - 30 day + 2.85%), 1/16/2037 (n)		100,000	92,382
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.622%, 4/15/2053 (i)		990,628	71,718
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.297%, 7/15/2054 (i)		2,922,163	211,536
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.626%, 2/15/2054 (i)		6,648,561	601,680
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.148%, 12/15/2055		265,075	276,803
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.151%, 3/15/2054 (i)		2,024,817	123,360
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.886%, 6/15/2054 (i)		5,580,124	273,857
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.266%, 7/15/2054 (i)		6,755,480	476,042
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.282%, 8/15/2054 (i)		5,280,191	372,120
Benchmark 2022-B37 Mortgage Trust, “AS”, 5.751%, 11/15/2055		105,000	104,908
Brazos Securitization LLC, 5.413%, 9/01/2052 (n)		246,000	232,109
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 6.368% (LIBOR - 1mo. + 2.05%), 12/15/2038 (n)		177,500	164,773
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 6.617% (LIBOR - 1mo. + 2.3%), 12/15/2038 (n)		161,000	148,310
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)		142,402	129,705
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)		177,605	155,946
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.617% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)		900,000	858,630
BXMT 2021-FL4 Ltd., “B”, FLR, 5.867% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)		1,797,000	1,657,950
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)		259,939	242,867
CarMax Auto Owner Trust, 2022-2, “A4”, 3.62%, 9/15/2027		355,000	341,593
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		199,186	177,792
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.779%, 4/15/2054 (i)		1,238,191	53,724
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.976%, 6/15/2063 (i)		2,967,767	164,638
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.046%, 6/15/2064 (i)		2,937,807	174,896
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.79%, 4/15/2065		592,000	504,870
Credit Acceptance Auto Loan Trust, 2021-3A, “A”, 1%, 5/15/2030 (n)		738,000	704,909
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 6.16% (SOFR - 30 day + 2.25%), 2/23/2039 (n)		269,500	257,919
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 5.876% (LIBOR - 1mo. + 1.6%), 5/16/2038 (n)		701,500	668,650
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.067% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)		865,000	813,095
LoanCore 2021-CRE5 Ltd., “B”, FLR, 6.317% (LIBOR - 1mo. + 2%), 7/15/2036 (n)		367,000	343,668
MF1 2021-FL5 Ltd., “AS”, FLR, 5.65% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)		677,000	652,764

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2021-FL5 Ltd., “B”, FLR, 5.9% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)		$847,500	$ 809,871
MF1 2021-FL5 Ltd., “C”, FLR, 6.15% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)		200,000	186,306
MF1 2021-FL6 Ltd., “AS”, FLR, 5.776% (LIBOR - 1mo. + 1.45%), 7/16/2036 (n)		1,050,000	989,549
MF1 2021-FL6 Ltd., “B”, FLR, 5.976% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)		1,000,000	938,131
MF1 2022-FL8 Ltd., “A”, FLR, 5.175% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)		250,000	239,713
MF1 2022-FL8 Ltd., “B”, FLR, 5.775% (SOFR - 30 day + 1.95%), 2/19/2037 (n)		281,312	265,823
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.296%, 5/15/2054 (i)		2,258,751	155,867
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.228%, 6/15/2054 (i)		4,854,569	307,425
Navistar Financial Dealer Note Master Owner Trust, 2022-1, “A”, FLR, 5.128% (SOFR - 30 day + 1.25%), 5/25/2027 (n)		236,000	236,616
PFP III 2021-7 Ltd., “AS”, FLR, 5.467% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)		612,469	576,675
PFP III 2021-7 Ltd., “B”, FLR, 5.726% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)		239,988	224,316
PFP III 2021-8 Ltd., “B”, FLR, 5.826% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)		238,000	214,452
RAC Bond Co. PLC, 4.87%, 5/06/2026	GBP	310,000	339,302
Starwood Commercial Mortgage, 2021-FL2, “AS”, FLR, 5.776% (LIBOR - 1mo. + 1.45%), 4/18/2038 (n)		$700,000	662,108
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 6.126% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)		534,500	500,213
TPG Real Estate Finance, 2021-FL4, “A”, FLR, 5.526% (LIBOR - 1mo. + 1.2%), 3/15/2038 (n)		325,500	314,554
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 5.726% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)		350,000	329,602
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.546%, 8/15/2054 (i)		4,959,625	437,429
			$23,369,722
Automotive – 0.6%
Hyundai Capital America, 2%, 6/15/2028 (n)		$400,000	$ 325,819
Hyundai Capital America, 6.375%, 4/08/2030 (n)		574,000	581,634
Mercedes-Benz Financial Services (Canada), 3%, 2/23/2027	EUR	280,000	293,273
RENK AG, 5.75%, 7/15/2025		470,000	466,661
Stellantis N.V., 2.75%, 4/01/2032		390,000	353,713
Volkswagen International Finance N.V., 4.375% to 3/28/2031, FLR (EUR Swap Rate - 9yr. + 3.36%) to 3/28/2032, FLR (EUR Swap Rate - 9yr. + 3.61%) to 3/28/2051, FLR (EUR Swap Rate - 9yr. + 4.11%) to 3/28/2168		500,000	435,523
			$2,456,623
Broadcasting – 0.5%
Discovery, Inc., 4.125%, 5/15/2029		$458,000	$ 396,887
Prosus N.V., 2.085%, 1/19/2030	EUR	380,000	315,619
Prosus N.V., 3.68%, 1/21/2030 (n)		$440,000	365,837
Prosus N.V., 3.832%, 2/08/2051 (n)		360,000	217,500
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	400,000	328,607
Warnermedia Holdings, Inc., 4.279%, 3/15/2032 (n)		$725,000	597,229
			$2,221,679
Brokerage & Asset Managers – 0.2%
Ameriprise Financial, Inc., 4.5%, 5/13/2032		$240,000	$ 232,418
Low Income Investment Fund, 3.386%, 7/01/2026		150,000	141,476
Low Income Investment Fund, 3.711%, 7/01/2029		400,000	375,238
			$749,132
Building – 0.2%
Holcim Sterling Finance (Netherlands) B.V., 2.25%, 4/04/2034	GBP	470,000	$ 387,944
Vulcan Materials Co., 3.5%, 6/01/2030		$453,000	399,019
			$786,963
Business Services – 0.3%
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	480,000	$ 454,229
Fiserv, Inc., 4.4%, 7/01/2049		$356,000	288,820
Mastercard, Inc., 3.85%, 3/26/2050		310,000	258,675

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Business Services – continued
Visa, Inc., 3.65%, 9/15/2047		$372,000	$ 304,669
			$1,306,393
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		$262,000	$ 255,394
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		267,000	193,828
Comcast Corp., 3.75%, 4/01/2040		685,000	564,937
SES S.A., 3.5%, 1/14/2029	EUR	320,000	310,887
Time Warner Cable, Inc., 4.5%, 9/15/2042		$388,000	284,057
			$1,609,103
Chemicals – 0.0%
Alpek SAB de C.V., 3.25%, 2/25/2031 (n)		$219,000	$ 182,482
Computer Software – 0.2%
Microsoft Corp., 2.525%, 6/01/2050 (f)		$523,000	$ 344,160
Microsoft Corp., 2.921%, 3/17/2052 (f)		455,000	321,913
Microsoft Corp., 2.675%, 6/01/2060		228,000	144,646
VeriSign, Inc., 4.75%, 7/15/2027		121,000	116,793
			$927,512
Computer Software - Systems – 0.1%
Apple, Inc., 4.5%, 2/23/2036 (f)		$536,000	$ 531,726
Conglomerates – 0.4%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$706,000	$ 660,110
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		1,170,000	1,123,263
			$1,783,373
Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		$425,000	$ 394,282
Consumer Services – 0.0%
Booking Holdings, Inc., 4.75%, 11/15/2034	EUR	153,000	$ 166,479
Electrical Equipment – 0.3%
Telefonaktiebolaget LM Ericsson, 1.125%, 2/08/2027	EUR	640,000	$ 584,781
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029		780,000	627,950
			$1,212,731
Electronics – 0.1%
Broadcom, Inc., 4.15%, 11/15/2030		$97,000	$ 86,927
Broadcom, Inc., 3.469%, 4/15/2034 (n)		240,000	191,456
Broadcom, Inc., 3.137%, 11/15/2035 (n)		174,000	127,936
Broadcom, Inc., 3.187%, 11/15/2036 (n)		12,000	8,619
Broadcom, Inc., 4.926%, 5/15/2037 (n)		130,000	113,408
			$528,346
Emerging Market Quasi-Sovereign – 1.7%
Airport Authority Hong Kong, 3.25%, 1/12/2052 (n)		$453,000	$ 320,326
Ceske Drahy A.S. (Czech Republic), 5.625%, 10/12/2027	EUR	600,000	638,584
CEZ A.S. (Czech Republic), 2.375%, 4/06/2027		433,000	418,590
Export-Import Bank of India, 3.375%, 8/05/2026		$600,000	561,150
Export-Import Bank of India, 3.875%, 2/01/2028		600,000	555,960
First Abu Dhabi Bank PJSC, 0.125%, 2/16/2026	EUR	600,000	573,121

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.95%, 11/07/2047		$470,000	$ 320,753
Korea Hydro & Nuclear Power Co. Ltd., 4.25%, 7/27/2027 (n)		428,000	411,543
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.5%, 11/07/2024		398,000	379,971
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.5%, 6/03/2031		830,000	706,579
MDGH - GMTN RSC Ltd. (United Arab Emirates), 1%, 3/10/2034	EUR	500,000	398,154
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031		$470,000	403,429
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		550,000	503,313
Qatar Petroleum, 2.25%, 7/12/2031		664,000	549,435
Qatar Petroleum, 3.125%, 7/12/2041		436,000	335,028
			$7,075,936
Emerging Market Sovereign – 10.4%
Dominican Republic, 4.875%, 9/23/2032		$750,000	$ 622,546
Hellenic Republic (Republic of Greece), 0%, 2/12/2026	EUR	1,004,000	950,664
Hellenic Republic (Republic of Greece), 2%, 4/22/2027 (n)		1,734,000	1,736,474
Hellenic Republic (Republic of Greece), 1.75%, 6/18/2032 (n)		2,021,000	1,702,248
Hellenic Republic (Republic of Greece), 1.875%, 1/24/2052		600,000	369,709
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$1,309,000	1,300,204
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	103,512,000	2,235,963
People's Republic of China, 3.03%, 3/11/2026	CNY	73,910,000	10,793,218
People's Republic of China, 3.13%, 11/21/2029		16,920,000	2,484,640
Republic of Cote d'Ivoire, 6.875%, 10/17/2040	EUR	600,000	481,119
Republic of Croatia, 2.875%, 4/22/2032		621,000	609,790
Republic of Croatia, 1.125%, 3/04/2033		637,000	521,871
Republic of Guatemala, 3.7%, 10/07/2033		$227,000	186,867
Republic of Hungary, 5.5%, 6/16/2034 (n)		294,000	275,419
Republic of Indonesia, 3.55%, 3/31/2032		440,000	396,669
Republic of Korea, 2.125%, 6/10/2027	KRW	2,483,000,000	1,829,847
Republic of Korea, 1.875%, 6/10/2029		9,635,190,000	6,797,366
Republic of Korea, 1.375%, 6/10/2030		6,590,400,000	4,399,836
Republic of Philippines, 3.556%, 9/29/2032		$325,000	295,037
Republic of South Africa, 5.875%, 4/20/2032		429,000	386,100
State of Qatar, 4%, 3/14/2029 (n)		462,000	454,026
State of Qatar, 4.4%, 4/16/2050		200,000	182,951
United Mexican States, 7.5%, 6/03/2027	MXN	51,100,000	2,471,649
United Mexican States, 2.659%, 5/24/2031		$1,246,000	1,004,935
United Mexican States, 3.771%, 5/24/2061		534,000	337,237
			$42,826,385
Energy - Independent – 0.3%
Energean Israel Finance Ltd., 4.875%, 3/30/2026		$325,000	$ 299,942
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		1,200,000	1,024,560
			$1,324,502
Energy - Integrated – 0.4%
BP Capital Markets PLC, 3.625% to 6/22/2029, FLR (EUR Swap Rate - 5yr. + 4.12%) to 6/22/2034, FLR (EUR Swap Rate - 5yr. + 4.37%) to 6/22/2049, FLR (EUR Swap Rate - 5yr. + 5.12%) to 6/22/2170	EUR	290,000	$ 266,180
Eni S.p.A., 4.25%, 5/09/2029 (n)		$578,000	534,310
Galp Energia SGPS S.A., 2%, 1/15/2026	EUR	400,000	392,924
MOL PLC, 1.5%, 10/08/2027		280,000	246,439
			$1,439,853
Engineering - Construction – 0.1%
Bouygues S.A., 4.625%, 6/07/2032	EUR	200,000	$ 218,380

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Entertainment – 0.1%
Carnival Corp., 7.625%, 3/01/2026	EUR	190,000	$ 163,318
Royal Caribbean Cruises Ltd., 4.25%, 7/01/2026 (n)		$322,000	260,288
			$423,606
Financial Institutions – 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027		$1,173,000	$ 1,060,381
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		209,000	163,388
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		166,000	117,358
Atrium European Real Estate Ltd., 3.625% to 11/04/2026, FLR (EUR Swap Rate - 5yr. + 3.625%) to 11/04/2031, FLR (EUR Swap Rate - 5yr. + 4.625%) to 5/04/2170	EUR	225,000	92,535
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)		$263,000	238,423
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		266,000	242,365
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		335,000	268,916
Crédit Logement S.A., 1.081%, 2/15/2034	EUR	400,000	339,928
CTP N.V., 0.875%, 1/20/2026		460,000	399,476
CTP N.V., 1.5%, 9/27/2031		570,000	364,446
EXOR N.V., 0.875%, 1/19/2031		275,000	220,421
Grand City Properties S.A., 2.5% to 10/24/2023, FLR (EUR Swap Rate - 5yr. + 2.432%) to 10/24/2028, FLR (EUR Swap Rate - 5yr. + 2.682%) to 10/24/2043, FLR (EUR Swap Rate - 5yr. + 3.432%) to 10/24/2069		600,000	275,534
Logicor Financing S.à r.l., 1.625%, 1/17/2030		480,000	373,505
Logicor Financing S.à r.l., 0.875%, 1/14/2031		200,000	138,533
P3 Group S.à r.l., 0.875%, 1/26/2026		610,000	542,813
Samhallsbyggnadsbolaget i Norden AB, 1.75%, 1/14/2025		670,000	611,070
Samhallsbyggnadsbolaget i Norden AB, 2.875%, 1/30/2171		1,360,000	545,638
VGP N.V., 1.5%, 4/08/2029		300,000	209,742
Vonovia SE, REIT, 1.625%, 9/01/2051		400,000	195,511
			$6,399,983
Food & Beverages – 0.9%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$206,000	$ 184,146
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		314,000	310,420
Bacardi Ltd., 5.15%, 5/15/2038 (n)		335,000	302,661
Constellation Brands, Inc., 3.15%, 8/01/2029		776,000	680,052
Constellation Brands, Inc., 2.25%, 8/01/2031		478,000	379,721
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)		341,000	282,227
Kraft Heinz Foods Co., 3.875%, 5/15/2027		586,000	559,862
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		950,000	781,604
			$3,480,693
Gaming & Lodging – 0.3%
Marriott International, Inc., 2.85%, 4/15/2031		$499,000	$ 404,082
VICI Properties LP, REIT, 4.95%, 2/15/2030		831,000	791,043
			$1,195,125
Industrial – 0.1%
CPI Property Group S.A., 3.75% to 7/27/2028, FLR (EUR Swap Rate - 5yr. + 4.338%) to 7/27/2033, FLR (EUR Swap Rate - 5yr. + 4.588%) to 7/27/2048, FLR (EUR Swap Rate - 5yr. + 5.338%) to 1/27/2170	EUR	510,000	$ 273,374
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$409,000	255,637
			$529,011
Insurance – 0.6%
AIA Group Ltd., 0.88% to 9/09/2028, FLR (EUR Swap Rate - 5yr. + 1.1%) to 9/09/2033	EUR	850,000	$ 704,465
Allianz SE, 3.5% to 4/30/2026, FLR (CMT - 5yr. + 2.973%) to 4/30/2171 (n)		$400,000	335,071
Argentum Netherlands B.V., 5.125%, 6/01/2048		360,000	324,648
ASR Nederland N.V., 7% to 12/07/2033, FLR (EUR Swap Rate - 5yr. + 5.3%) to 12/07/2043	EUR	430,000	460,432
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	475,000	439,364

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance – continued
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)		$297,000	$ 243,644
			$2,507,624
Insurance - Health – 0.1%
UnitedHealth Group, Inc., 4.625%, 7/15/2035		$591,000	$ 572,965
Insurance - Property & Casualty – 0.2%
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		$420,000	$ 342,807
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030		340,000	278,349
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	408,000	373,261
			$994,417
International Market Quasi-Sovereign – 0.8%
Caixa Geral de Depositos S.A. (Republic of Portugal), 5.75%, 10/31/2028	EUR	200,000	$ 216,581
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		600,000	524,362
EnBW International Finance B.V., 4.049%, 11/22/2029		120,000	127,842
Islandsbanki, 0.75%, 3/25/2025		430,000	396,112
KFW German Government Development Bank, 1.125%, 3/31/2037		1,547,000	1,267,661
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$517,000	394,103
RTE Reseau de Transport d'Electricite, 0.75%, 1/12/2034	EUR	200,000	153,881
			$3,080,542
International Market Sovereign – 11.7%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	4,361,000	$ 2,592,219
Federal Republic of Germany, 1.7%, 8/15/2032	EUR	1,130,000	1,127,597
Government of Bermuda, 2.375%, 8/20/2030 (n)		$220,000	185,578
Government of Bermuda, 5%, 7/15/2032 (n)		716,000	711,098
Government of Canada, 1.25%, 3/01/2027	CAD	4,644,000	3,135,249
Government of Japan, 1.7%, 3/20/2032	JPY	223,250,000	1,882,707
Government of Japan, 1.7%, 6/20/2033		229,000,000	1,938,334
Government of Japan, 2.3%, 3/20/2040		147,100,000	1,312,949
Government of Japan, 1.7%, 6/20/2044		843,850,000	6,852,005
Government of Japan, 0.3%, 6/20/2046		425,450,000	2,521,222
Kingdom of Belgium, 0.4%, 6/22/2040	EUR	2,981,000	1,945,661
Kingdom of Spain, 1.25%, 10/31/2030		1,338,000	1,229,376
Kingdom of Spain, 2.55%, 10/31/2032		3,801,000	3,723,933
Kingdom of Spain, 1%, 10/31/2050		1,449,000	807,927
Republic of Cyprus, 0%, 2/09/2026		879,000	840,698
Republic of Cyprus, 0.625%, 1/21/2030		1,061,000	889,344
Republic of Cyprus, 0.95%, 1/20/2032		808,000	644,679
Republic of France, 0%, 5/25/2032		1,612,000	1,305,769
Republic of France, 0.75%, 5/25/2053		598,000	334,096
United Kingdom Treasury, 1.25%, 7/22/2027	GBP	11,076,000	12,062,546
United Kingdom Treasury, 1.25%, 10/22/2041		1,179,000	903,586
United Kingdom Treasury, 1.25%, 7/31/2051		1,530,000	999,020
			$47,945,593
Local Authorities – 0.5%
Oslo kommune, 2.17%, 5/18/2029	NOK	7,000,000	$ 644,796
Province of Alberta, 4.5%, 12/01/2040	CAD	665,000	500,150
Province of British Columbia, 2.95%, 6/18/2050		300,000	174,807
Province of Ontario, 1.9%, 12/02/2051		1,463,000	658,490
			$1,978,243

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$611,000	$ 554,051
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	570,000	461,888
			$1,015,939
Major Banks – 4.1%
Australia and New Zealand Banking Group Ltd., 2.57% to 11/25/2030, FLR (CMT - 5yr. + 1.7%) to 11/25/2035 (n)		$528,000	$ 387,408
Banco de Sabadell S.A., 5% to 11/19/2027, FLR (EUR Swap Rate - 5yr. + 5.171%) to 2/19/2170	EUR	200,000	166,365
Bank of America Corp., 3.5%, 4/19/2026		$579,000	552,564
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		1,648,000	1,319,033
Barclays Bank PLC, 8.407% to 11/14/2027, FLR (GBP Swap Rate - 5yr. + 4.75%) to 11/14/2032	GBP	350,000	436,419
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$735,000	566,304
Crédit Agricole Group, 3.875%, 11/28/2034	EUR	200,000	205,479
Credit Suisse AG (London), 2.125%, 5/31/2024		420,000	426,547
Credit Suisse Group AG, 7.75% to 3/01/2028, FLR (EUR ICE Swap Rate - 1yr. + 4.95%) to 3/01/2029		265,000	281,672
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR - 1 day + 1.248%) to 7/21/2032		$1,050,000	814,704
Goldman Sachs Group, Inc., 3.436% to 2/24/2042, FLR (SOFR - 1 day + 1.632%) to 2/24/2043		503,000	369,592
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026		726,000	660,658
HSBC Holdings PLC, 6.364% to 11/16/2027, FLR (EUR Swap Rate - 5yr. + 3.3%) to 11/16/2032	EUR	360,000	390,926
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		$730,000	558,395
JPMorgan Chase & Co., 3.109% to 4/22/2050, FLR (SOFR + 2.44%) to 4/22/2051		1,629,000	1,067,296
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		735,000	572,680
Morgan Stanley, 3.125%, 7/27/2026		555,000	517,688
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		675,000	589,277
Morgan Stanley, 5.789%, 11/18/2033	GBP	195,000	236,017
National Bank of Greece S.A., 7.25% to 11/22/2026, FLR (EUR ICE Swap Rate - 1yr. + 4.74%) to 11/22/2027	EUR	320,000	345,113
Nationwide Building Society, 6.178% to 12/07/2026, FLR (SONIA + 2.213%) to 12/07/2027	GBP	120,000	145,384
NatWest Group PLC, 7.416%, 6/06/2033		300,000	365,249
NatWest Markets PLC, 6.375%, 11/08/2027		172,000	212,691
Société Générale S.A., 4.25%, 12/06/2030	EUR	300,000	308,801
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029		340,000	288,872
Toronto-Dominion Bank, 4.108%, 6/08/2027		$801,000	774,287
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		900,000	695,564
Unicaja Banco S.A., 1% to 12/01/2025, FLR (EUR ICE Swap Rate - 1yr. + 1.15%) to 12/01/2026	EUR	500,000	469,388
Unicaja Banco S.A., 7.25% to 11/15/2026, FLR (EUR Swap Rate - 1yr. + 4.25%) to 11/15/2027		500,000	534,739
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)		$590,000	522,459
UniCredit S.p.A., 0.925% to 1/28/2027, FLR (EURIBOR - 3mo. + 0.85%) to 1/18/2028	EUR	480,000	440,253
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		$1,682,000	1,416,913
			$16,638,737
Medical & Health Technology & Services – 0.7%
Alcon Finance B.V., 2.375%, 5/31/2028	EUR	270,000	$ 264,591
Alcon Finance Corp., 3.8%, 9/23/2049 (n)		$626,000	475,127
Becton, Dickinson and Co., 4.298%, 8/22/2032		186,000	174,100
HCA, Inc., 5.25%, 6/15/2026		470,000	464,327
HCA, Inc., 5.125%, 6/15/2039		195,000	174,483
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		650,000	399,368
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		309,000	287,647
Thermo Fisher Scientific (Finance I) Co., 2%, 10/18/2051	EUR	360,000	241,899
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		$409,000	346,383
			$2,827,925
Medical Equipment – 0.2%
Boston Scientific Corp., 0.625%, 12/01/2027	EUR	380,000	$ 349,859
DH Europe Finance II S.à r.l., 0.45%, 3/18/2028		380,000	346,837
			$696,696

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Metals & Mining – 0.4%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$326,000	$ 323,632
Anglo American Capital PLC, 4.75%, 9/21/2032	EUR	220,000	231,427
Glencore Capital Finance DAC, 1.125%, 3/10/2028		610,000	537,398
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		$590,000	482,812
			$1,575,269
Midstream – 0.7%
Enbridge, Inc., 5.375%, 9/27/2077	CAD	680,000	$ 458,071
Energy Transfer LP, 5.55%, 2/15/2028		$258,000	255,918
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		506,714	430,510
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029		1,023,000	887,008
Sabine Pass Liquefaction LLC, 5%, 3/15/2027		356,000	349,067
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030		335,000	310,517
Targa Resources Corp., 4.2%, 2/01/2033		56,000	48,180
Targa Resources Corp., 4.95%, 4/15/2052		341,000	269,767
			$3,009,038
Mortgage-Backed – 5.6%
Fannie Mae, 4.5%, 7/01/2023 - 2/01/2046		$2,612,624	$ 2,573,443
Fannie Mae, 5%, 3/01/2036 - 8/01/2040		851,346	860,586
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037		72,035	74,556
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		114,719	118,548
Fannie Mae, 4%, 11/01/2040 - 12/01/2040		609,194	581,918
Fannie Mae, 3.5%, 5/01/2043 - 12/01/2046		1,377,153	1,276,295
Fannie Mae, UMBS, 2.5%, 6/01/2050 - 5/01/2052		2,826,415	2,398,666
Fannie Mae, UMBS, 2%, 1/01/2051 - 4/01/2052		1,528,199	1,248,284
Fannie Mae, UMBS, 3%, 12/01/2051 - 2/01/2052		499,594	439,759
Fannie Mae, UMBS, 3.5%, 6/01/2052		40,603	37,161
Fannie Mae, UMBS, 5.5%, 11/01/2052 - 12/01/2052		1,324,997	1,328,853
Fannie Mae, UMBS, 6%, 12/01/2052		125,000	126,926
Freddie Mac, 4%, 7/01/2025		19,054	18,701
Freddie Mac, 1.367%, 3/25/2027 (i)		809,000	39,681
Freddie Mac, 3.286%, 11/25/2027		1,303,000	1,237,333
Freddie Mac, 3.9%, 4/25/2028		400,000	389,859
Freddie Mac, 1.8%, 4/25/2030 (i)		1,420,926	149,608
Freddie Mac, 1.868%, 4/25/2030 (i)		1,365,340	145,464
Freddie Mac, 1.665%, 5/25/2030 (i)		1,747,943	172,204
Freddie Mac, 1.797%, 5/25/2030 (i)		3,920,368	418,440
Freddie Mac, 1.341%, 6/25/2030 (i)		1,615,349	130,583
Freddie Mac, 1.599%, 8/25/2030 (i)		1,436,842	140,635
Freddie Mac, 1.169%, 9/25/2030 (i)		905,456	65,192
Freddie Mac, 1.08%, 11/25/2030 (i)		1,823,916	123,937
Freddie Mac, 0.329%, 1/25/2031 (i)		6,720,825	134,107
Freddie Mac, 0.516%, 3/25/2031 (i)		8,140,507	261,987
Freddie Mac, 0.937%, 7/25/2031 (i)		1,499,257	94,923
Freddie Mac, 0.536%, 9/25/2031 (i)		6,201,367	235,915
Freddie Mac, 0.855%, 9/25/2031 (i)		1,902,494	111,695
Freddie Mac, 0.567%, 12/25/2031 (i)		1,517,361	59,904
Freddie Mac, 5.5%, 5/01/2034 - 7/01/2037		17,091	17,588
Freddie Mac, 5%, 10/01/2036 - 7/01/2041		252,573	257,142
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		493,609	489,882
Freddie Mac, UMBS, 3.5%, 1/01/2047 - 11/01/2049		777,739	716,814
Freddie Mac, UMBS, 3%, 6/01/2050 - 6/01/2052		515,479	453,174
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 9/01/2052		1,733,879	1,469,345
Freddie Mac, UMBS, 2%, 3/01/2052 - 4/01/2052		1,037,268	844,585
Freddie Mac, UMBS, 4%, 5/01/2052		48,337	45,654

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, UMBS, 6%, 11/01/2052		$249,975	$ 253,788
Ginnie Mae, 5%, 5/15/2040 - 11/20/2052		256,007	254,771
Ginnie Mae, 3.5%, 6/20/2043		448,426	422,492
Ginnie Mae, 2.5%, 8/20/2051 - 5/20/2052		810,841	703,157
Ginnie Mae, 2%, 1/20/2052		376,775	315,735
Ginnie Mae, 3%, 2/20/2052 - 11/20/2052		445,028	396,465
Ginnie Mae, 4%, 9/20/2052 - 10/20/2052		472,416	447,067
Ginnie Mae, 4.5%, 9/20/2052		521,300	505,781
Ginnie Mae, TBA, 5.5%, 1/23/2053		250,000	251,398
UMBS, TBA, 2%, 1/12/2053		400,000	325,384
			$23,165,385
Municipals – 0.8%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039		$475,000	$ 425,964
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 4.949%, 7/01/2038		685,000	659,409
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., Taxable, “A”, 2.641%, 7/01/2037		695,000	627,065
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052		515,000	513,647
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040		480,000	384,630
Minnesota Housing Finance Agency, Residential Housing, Taxable, “G”, 4.337%, 1/01/2047		455,000	433,065
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028		275,000	220,646
			$3,264,426
Natural Gas - Pipeline – 0.2%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	440,000	$ 377,943
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	470,000	367,547
			$745,490
Network & Telecom – 0.4%
AT&T, Inc., 3.5%, 9/15/2053		$229,000	$ 154,560
Orange S.A., 3.625%, 11/16/2031	EUR	500,000	526,592
Verizon Communications, Inc., 2.1%, 3/22/2028		$291,000	252,553
Verizon Communications, Inc., 2.55%, 3/21/2031		876,000	720,386
			$1,654,091
Oils – 0.2%
Neste Oyj, 0.75%, 3/25/2028	EUR	400,000	$ 362,642
Puma International Financing S.A., 5%, 1/24/2026		$475,000	413,607
			$776,249
Other Banks & Diversified Financials – 1.5%
AIB Group PLC, 5.75% to 2/16/2028, FLR (EUR Swap Rate - 1yr. + 2.85%) to 2/16/2029	EUR	300,000	$ 328,749
Alpha Bank, 4.25%, 2/13/2030		590,000	511,497
Arion Banki HF, 4.875%, 12/21/2024		620,000	638,346
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		$397,000	341,610
Bank of Cyprus PCL, 2.5% to 6/24/2026, FLR (EUR Swap Rate - 5yr. + 2.785%) to 6/24/2027	EUR	670,000	587,302
Belfius Bank S.A., 3.625% to 4/16/2025, FLR (EUR Swap Rate - 5yr. + 2.938%) to 4/16/2068		200,000	168,168
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		$550,000	411,178
Caixabank S.A., 3.625% to 3/14/2029, FLR (EUR Swap Rate - 5yr. + 3.857%) to 12/14/2170	EUR	200,000	150,130
CaixaBank S.A., 5.375% to 11/14/2029, FLR (EURIBOR - 3mo. + 2.4%) to 11/14/2030		200,000	218,385
Deutsche Bank AG, 4% to 6/24/2027, FLR (EUR ICE Swap Rate - 5yr. + 3.3%) to 6/24/2032		300,000	284,123
Deutsche Bank AG, 10% to 4/30/2028, FLR (EUR ICE Swap Rate - 1yr. + 6.94%) to 11/14/2171		200,000	221,254
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$584,000	560,942
Groupe des Assurances du Credit Mutuel, 1.85% to 4/21/2032, FLR (EURIBOR - 3mo. + 2.65%) to 4/21/2042	EUR	400,000	307,426
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	690,000	532,725
Macquarie Group Ltd., 4.08%, 5/31/2029		540,000	583,049

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	335,000	$ 374,647
			$6,219,531
Pollution Control – 0.2%
Waste Connections, Inc., 4.2%, 1/15/2033		$899,000	$ 834,941
Printing & Publishing – 0.1%
Informa PLC, 3.125%, 7/05/2026	GBP	242,000	$ 264,110
Railroad & Shipping – 0.1%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$487,000	$ 403,338
Real Estate - Office – 0.2%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$356,000	$ 312,113
Corporate Office Property LP, REIT, 2%, 1/15/2029		237,000	181,755
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		490,000	366,717
			$860,585
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031		$405,000	$ 293,423
Lexington Realty Trust Co., 2.7%, 9/15/2030		466,000	371,193
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		681,000	542,600
			$1,207,216
Real Estate - Retail – 0.4%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$445,000	$ 389,288
Hammerson Ireland Finance DAC, 1.75%, 6/03/2027	EUR	337,000	279,487
Regency Centers Corp., 3.7%, 6/15/2030		$165,000	143,934
STORE Capital Corp., REIT, 2.75%, 11/18/2030		786,000	603,244
WEA Finance LLC, 2.875%, 1/15/2027 (n)		470,000	402,277
			$1,818,230
Retailers – 0.2%
AutoZone, Inc., 4.75%, 8/01/2032		$582,000	$ 564,066
Home Depot, Inc., 4.875%, 2/15/2044		453,000	433,138
			$997,204
Specialty Chemicals – 0.2%
Covestro AG, 4.75%, 11/15/2028	EUR	400,000	$ 429,167
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)		$399,000	334,868
			$764,035
Specialty Stores – 0.2%
DICK'S Sporting Goods, 3.15%, 1/15/2032		$852,000	$ 664,976
Supermarkets – 0.3%
ELO SACA, 4.875%, 12/08/2028	EUR	500,000	$ 503,486
Iceland Bondco PLC, 4.375%, 5/15/2028	GBP	710,000	613,723
			$1,117,209
Supranational – 1.7%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$530,000	$ 480,292
European Stability Mechanism, 1%, 6/23/2027	EUR	1,170,000	1,147,728
European Stability Mechanism, 0%, 10/15/2031		4,260,000	3,491,680

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supranational – continued
European Stability Mechanism, 3.375%, 4/03/2037	EUR	369,000	$ 400,125
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	465,000	317,662
West African Development Bank, 4.7%, 10/22/2031		$525,000	446,040
West African Development Bank, 2.75%, 1/22/2033	EUR	680,000	546,512
			$6,830,039
Telecommunications - Wireless – 0.5%
Cellnex Telecom S.A., 1.75%, 10/23/2030	EUR	600,000	$ 497,309
Crown Castle, Inc., REIT, 3.7%, 6/15/2026		$275,000	261,480
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)		413,000	356,400
Rogers Communications, Inc., 3.7%, 11/15/2049		316,000	214,009
T-Mobile USA, Inc., 3.875%, 4/15/2030		817,000	740,051
			$2,069,249
Telephone Services – 0.3%
Deutsche Telekom AG, 1.375%, 7/05/2034	EUR	540,000	$ 444,868
TELUS Corp., 2.85%, 11/13/2031	CAD	1,000,000	614,106
			$1,058,974
Tobacco – 0.2%
B.A.T. Capital Corp., 2.125%, 8/15/2025	GBP	500,000	$ 552,097
Philip Morris International, Inc., 5.125%, 11/17/2027		$241,000	242,760
			$794,857
Transportation - Services – 0.4%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$494,000	$ 536,688
Holding d'Infrastructures de Transport, 1.475%, 1/18/2031	EUR	600,000	499,993
Transurban Finance Co., 1.45%, 5/16/2029		350,000	317,589
Triton International Ltd., 3.15%, 6/15/2031 (n)		$440,000	342,523
			$1,696,793
U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 5.31%, 5/01/2027		$11,075	$ 10,912
Small Business Administration, 2.22%, 3/01/2033		473,080	427,966
			$438,878
U.S. Treasury Obligations – 0.8%
U.S. Treasury Bill, 0%, 8/10/2023 (f)		$1,350,000	$ 1,313,587
U.S. Treasury Bonds, 1.125%, 8/15/2040 (f)		3,001,000	1,863,668
U.S. Treasury Bonds, 2.375%, 11/15/2049 (f)		109,000	78,778
			$3,256,033
Utilities - Electric Power – 2.0%
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		$104,000	$ 85,349
Bruce Power LP, 2.68%, 12/21/2028	CAD	915,000	599,379
Enel Americas S.A., 4%, 10/25/2026		$1,891,000	1,799,041
Enel Finance International N.V., 2.25%, 7/12/2031 (n)		830,000	603,914
Enel Finance International N.V., 4.75%, 5/25/2047 (n)		543,000	425,876
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070	EUR	325,000	297,451
Enel S.p.A., 8.75% to 9/24/2023, FLR (Swap Rate - 5yr. + 5.88%) to 9/24/2043, FLR (Swap Rate - 5yr. + 6.63%) to 9/24/2073 (n)		$638,000	638,528
Enel S.p.A., 1.875% to 9/08/2030, FLR (EUR Swap Rate - 5yr. + 2.011%) to 9/08/2035, FLR (EUR Swap Rate - 5yr. + 2.261%) to 9/08/2050, FLR (EUR Swap Rate - 5yr. + 3.011%) to 3/08/2170	EUR	385,000	293,521
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)		$1,180,000	1,156,400

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Evergy, Inc., 2.9%, 9/15/2029		$527,000	$ 455,085
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		427,000	344,818
National Grid Electricity Transmission PLC, 2%, 4/17/2040	GBP	470,000	343,164
Southern California Edison Co., 3.65%, 2/01/2050		$252,000	184,042
Virginia Electric & Power Co., 3.5%, 3/15/2027		330,000	311,862
Virginia Electric & Power Co., 2.875%, 7/15/2029		581,000	511,524
Xcel Energy, Inc., 4.6%, 6/01/2032		184,000	175,726
			$8,225,680
Utilities - Gas – 0.1%
EP Infrastructure, 1.698%, 7/30/2026	EUR	530,000	$ 444,887
Total Bonds (Identified Cost, $284,816,306)			$257,606,834
Common Stocks – 33.1%
Aerospace & Defense – 0.9%
General Dynamics Corp.		5,963	$ 1,479,480
Honeywell International, Inc. (f)		3,557	762,265
Huntington Ingalls Industries, Inc.		1,103	254,440
L3Harris Technologies, Inc.		3,251	676,891
Northrop Grumman Corp.		1,050	572,890
Thales S.A.		1,083	138,447
			$3,884,413
Alcoholic Beverages – 0.6%
Diageo PLC		17,324	$ 764,450
Heineken N.V.		5,636	530,185
Kirin Holdings Co. Ltd.		23,400	358,560
Pernod Ricard S.A.		3,073	604,444
			$2,257,639
Apparel Manufacturers – 0.3%
Compagnie Financiere Richemont S.A.		9,803	$ 1,268,564
Automotive – 0.8%
Aptiv PLC (a)		8,331	$ 775,866
Lear Corp.		5,381	667,352
LKQ Corp.		20,101	1,073,594
Magna International, Inc.		8,693	488,323
Mercedes-Benz Group AG		2,858	187,844
Stellantis N.V.		17,095	242,722
			$3,435,701
Biotechnology – 0.2%
Biogen, Inc. (a)		467	$ 129,322
Gilead Sciences, Inc.		7,023	602,924
			$732,246
Broadcasting – 0.2%
Omnicom Group, Inc.		8,828	$ 720,100

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Brokerage & Asset Managers – 0.9%
Cboe Global Markets, Inc.	6,081	$ 762,983
Charles Schwab Corp. (f)	23,467	1,953,863
NASDAQ, Inc.	13,072	801,967
		$3,518,813
Business Services – 1.4%
Accenture PLC, “A”	2,892	$ 771,701
Amdocs Ltd.	7,713	701,112
CGI, Inc. (a)	11,503	991,518
Equifax, Inc.	2,365	459,661
Experian PLC	19,392	659,479
Fidelity National Information Services, Inc.	7,159	485,738
Fiserv, Inc. (a)(f)	7,342	742,056
Nomura Research Institute Ltd.	12,700	301,436
Secom Co. Ltd.	10,200	581,863
		$5,694,564
Cable TV – 0.5%
Comcast Corp., “A” (f)	52,798	$ 1,846,346
Chemicals – 0.3%
Nutrien Ltd.	1,587	$ 115,860
PPG Industries, Inc.	9,159	1,151,653
		$1,267,513
Computer Software – 0.4%
Microsoft Corp. (f)	7,681	$ 1,842,057
Computer Software - Systems – 1.3%
Amadeus IT Group S.A. (a)	12,386	$ 638,747
Cap Gemini S.A.	1,657	277,902
Fujitsu Ltd.	6,900	913,753
Hitachi Ltd.	25,700	1,293,348
Hon Hai Precision Industry Co. Ltd.	147,000	477,796
Lenovo Group Ltd.	288,000	236,512
Samsung Electronics Co. Ltd.	28,193	1,243,257
Seagate Technology Holdings PLC	2,265	119,162
		$5,200,477
Construction – 0.6%
Anhui Conch Cement Co. Ltd.	66,500	$ 230,592
Masco Corp.	21,771	1,016,053
Stanley Black & Decker, Inc.	7,056	530,047
Techtronic Industries Co. Ltd.	15,500	172,962
Vulcan Materials Co.	3,498	612,535
		$2,562,189
Consumer Products – 0.7%
Colgate-Palmolive Co. (f)	11,254	$ 886,703
Kimberly-Clark Corp. (f)	9,275	1,259,081
Reckitt Benckiser Group PLC	12,795	890,058
		$3,035,842

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 0.8%
Johnson Controls International PLC	20,418	$ 1,306,752
Legrand S.A.	6,572	529,160
Schneider Electric SE	11,197	1,574,740
		$3,410,652
Electronics – 1.3%
Intel Corp.	18,316	$ 484,092
Kyocera Corp.	17,900	893,636
NXP Semiconductors N.V.	5,964	942,491
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,904	961,219
Texas Instruments, Inc. (f)	11,560	1,909,943
		$5,191,381
Energy - Independent – 0.8%
ConocoPhillips (f)	15,475	$ 1,826,050
Hess Corp. (f)	8,872	1,258,227
Pioneer Natural Resources Co.	1,032	235,699
		$3,319,976
Energy - Integrated – 0.8%
China Petroleum & Chemical Corp.	1,574,000	$ 760,236
Eni S.p.A.	109,703	1,560,195
LUKOIL PJSC (u)	1,414	0
Petroleo Brasileiro S.A., ADR	21,218	197,115
Suncor Energy, Inc.	25,001	793,052
		$3,310,598
Food & Beverages – 1.2%
Archer Daniels Midland Co.	5,647	$ 524,324
Coca-Cola FEMSA S.A.B. de C.V.	2,732	185,448
Danone S.A.	16,589	874,211
General Mills, Inc. (f)	18,070	1,515,170
J.M. Smucker Co.	4,600	728,916
Nestle S.A.	8,116	937,280
		$4,765,349
Food & Drug Stores – 0.5%
Albertsons Cos., Inc., “A”	12,628	$ 261,905
BIM Birlesik Magazalar A.S.	51,156	374,461
Tesco PLC	487,900	1,322,436
		$1,958,802
Health Maintenance Organizations – 0.5%
Cigna Corp. (f)	5,598	$ 1,854,841
Insurance – 2.3%
Aon PLC (s)	7,495	$ 2,249,549
Chubb Ltd.	6,914	1,525,228
Equitable Holdings, Inc.	24,135	692,674
Everest Re Group Ltd.	713	236,196
Hartford Financial Services Group, Inc.	5,444	412,819
Manulife Financial Corp.	60,451	1,078,207
MetLife, Inc.	9,609	695,403
Samsung Fire & Marine Insurance Co. Ltd. (a)	2,670	423,280
Travelers Cos., Inc.	2,217	415,665

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Willis Towers Watson PLC	5,017	$ 1,227,058
Zurich Insurance Group AG	968	462,583
		$9,418,662
Internet – 0.3%
Alphabet, Inc., “A” (a)(f)	11,901	$ 1,050,025
Leisure & Toys – 0.1%
Brunswick Corp.	2,432	$ 175,298
Nintendo Co. Ltd.	4,400	184,253
Polaris, Inc.	1,632	164,832
		$524,383
Machinery & Tools – 1.2%
Eaton Corp. PLC	8,440	$ 1,324,658
GEA Group AG	3,988	163,074
Ingersoll Rand, Inc.	22,565	1,179,021
Kubota Corp.	41,400	570,299
PACCAR, Inc.	1,726	170,822
Regal Rexnord Corp.	7,153	858,217
Timken Co.	1,523	107,631
Volvo Group	23,532	426,086
		$4,799,808
Major Banks – 3.5%
ABN AMRO Group N.V., GDR	30,142	$ 417,031
Bank of America Corp.	42,840	1,418,861
BNP Paribas	40,031	2,278,057
DBS Group Holdings Ltd.	57,900	1,466,304
Erste Group Bank AG	4,890	156,511
Goldman Sachs Group, Inc.	5,192	1,782,829
JPMorgan Chase & Co.	15,308	2,052,803
Mitsubishi UFJ Financial Group, Inc.	163,500	1,102,976
National Australia Bank Ltd.	8,159	165,335
NatWest Group PLC	398,620	1,278,030
Regions Financial Corp.	13,243	285,519
UBS Group AG	107,607	2,005,750
		$14,410,006
Medical & Health Technology & Services – 0.4%
ICON PLC (a)	2,442	$ 474,359
McKesson Corp.	2,669	1,001,195
		$1,475,554
Medical Equipment – 0.9%
Becton, Dickinson and Co.	3,569	$ 907,597
Boston Scientific Corp. (a)	21,266	983,978
Danaher Corp. (f)	1,479	392,556
Medtronic PLC	12,891	1,001,889
Thermo Fisher Scientific, Inc.	689	379,425
		$3,665,445

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 0.8%
Fortescue Metals Group Ltd.	4,848	$ 67,699
Glencore PLC	127,484	851,369
Rio Tinto PLC	27,223	1,908,194
Vale S.A.	35,700	600,978
		$3,428,240
Natural Gas - Pipeline – 0.0%
Plains GP Holdings LP	9,205	$ 114,510
Other Banks & Diversified Financials – 0.8%
China Construction Bank Corp.	575,000	$ 360,229
Julius Baer Group Ltd.	9,214	535,573
KB Financial Group, Inc.	3,286	125,160
Northern Trust Corp.	7,270	643,322
Sberbank of Russia PJSC (a)(u)	137,348	0
SLM Corp.	20,474	339,868
Tisco Financial Group PCL	62,600	179,387
Truist Financial Corp.	26,519	1,141,113
		$3,324,652
Pharmaceuticals – 3.5%
Bayer AG	30,486	$ 1,577,024
Johnson & Johnson	21,040	3,716,716
Merck & Co., Inc.	31,064	3,446,551
Organon & Co. (f)	31,087	868,260
Pfizer, Inc.	21,096	1,080,959
Roche Holding AG	10,662	3,349,712
Sanofi	3,459	334,695
		$14,373,917
Printing & Publishing – 0.3%
RELX PLC	16,536	$ 457,393
Wolters Kluwer N.V.	8,788	919,639
		$1,377,032
Railroad & Shipping – 0.5%
A.P. Moller-Maersk A/S	44	$ 98,935
Canadian Pacific Railway Ltd.	11,508	858,000
Nippon Yusen KK	9,300	220,383
Orient Overseas International Ltd.	4,500	81,289
Union Pacific Corp.	3,938	815,442
		$2,074,049
Real Estate – 0.3%
Extra Space Storage, Inc., REIT	2,088	$ 307,312
National Retail Properties, Inc., REIT	5,095	233,147
Phillips Edison & Co., REIT	3,337	106,250
Simon Property Group, Inc., REIT	2,408	282,892
W.P. Carey, Inc., REIT	3,206	250,549
		$1,180,150

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 0.2%
Cracker Barrel Old Country Store, Inc.	1,280	$ 121,267
Texas Roadhouse, Inc.	1,939	176,352
Yum China Holdings, Inc.	11,681	638,367
		$935,986
Specialty Chemicals – 0.2%
Akzo Nobel N.V.	6,921	$ 463,481
Axalta Coating Systems Ltd. (a)	16,631	423,592
Chemours Co.	4,368	133,748
		$1,020,821
Telecommunications - Wireless – 0.8%
KDDI Corp.	59,900	$ 1,810,425
PT Telekom Indonesia	694,800	167,368
T-Mobile US, Inc. (a)(f)	8,355	1,169,700
Vodafone Group PLC	213,435	217,366
		$3,364,859
Telephone Services – 0.3%
AT&T, Inc.	12,910	$ 237,673
Hellenic Telecommunications Organization S.A.	21,301	332,676
Orange S.A.	15,767	156,777
Quebecor, Inc., “B”	17,946	400,273
		$1,127,399
Tobacco – 0.7%
British American Tobacco PLC	24,687	$ 979,375
Japan Tobacco, Inc.	20,800	420,578
Philip Morris International, Inc. (f)	13,937	1,410,564
		$2,810,517
Utilities - Electric Power – 1.0%
American Electric Power Co., Inc.	2,403	$ 228,165
Duke Energy Corp. (f)	5,197	535,239
E.ON SE	116,610	1,165,118
Edison International	8,644	549,931
Exelon Corp. (f)	9,146	395,381
Iberdrola S.A.	75,987	889,049
PG&E Corp. (a)	11,604	188,681
Transmissora Alianca de Energia Eletrica S.A., IEU	15,541	102,051
Vistra Corp.	5,088	118,042
		$4,171,657
Total Common Stocks (Identified Cost, $94,367,957)		$135,725,735
Preferred Stocks – 0.4%
Computer Software - Systems – 0.0%
Samsung Electronics Co. Ltd.	3,751	$ 150,932
Consumer Products – 0.3%
Henkel AG & Co. KGaA	18,037	$ 1,255,387

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – continued
Metals & Mining – 0.1%
Gerdau S.A.	69,500	$ 386,612
Total Preferred Stocks (Identified Cost, $1,617,084)		$1,792,931
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.1%
Boston Scientific Corp., 5.5% (Identified Cost, $263,212)	2,435	$ 279,587
Investment Companies (h) – 2.1%
Money Market Funds – 2.1%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $8,529,988)	8,528,148	$ 8,530,707
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.1%
Market Index Securities – 0.1%
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – February 2023 @ EUR 90	Call	Merrill Lynch International	$ 26,261,287	EUR 24,420,000	$66,647
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – March 2023 @ EUR 475	Call	Merrill Lynch International	3,714,412	EUR 3,430,000	45,907
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – March 2023 @ EUR 475	Call	Merrill Lynch International	3,725,241	EUR 3,440,000	46,040
iTraxx Europe Crossover Series 38 Index Credit Default Swap-Fund pays 5%, Fund receives notional amount upon a defined credit event of an index constituent – March 2023 @ EUR 475	Call	Merrill Lynch International	3,725,241	EUR 3,440,000	46,041
S&P 500 Index – September 2023 @ $2,950	Put	Goldman Sachs International	24,572,800	64	356,480
Total Purchased Options (Premiums Paid, $793,555)					$561,115
Other Assets, Less Liabilities – 1.5%					6,290,388
Net Assets – 100.0%					$410,787,297
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,530,707 and $395,966,202, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $41,989,086, representing 10.2% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IEU	International Equity Unit
LIBOR	London Interbank Offered Rate
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	1,209,807	USD	792,768	Goldman Sachs International	1/20/2023	$31,460
AUD	1,889,010	USD	1,225,840	Merrill Lynch International	1/20/2023	61,122
AUD	4,530,050	USD	2,854,265	State Street Bank Corp.	1/20/2023	232,009
BRL	3,940,111	USD	728,652	JPMorgan Chase Bank N.A.	2/02/2023	13,551
CAD	3,747,468	USD	2,749,918	BNP Paribas S.A.	1/20/2023	18,011
CAD	15,396,391	USD	11,208,852	HSBC Bank	1/20/2023	163,124
CAD	838,343	USD	617,433	State Street Bank Corp.	1/20/2023	1,778
CHF	150,067	USD	162,341	Morgan Stanley Capital Services, Inc.	1/20/2023	233
CHF	1,095,368	USD	1,111,521	NatWest Markets PLC	1/20/2023	75,137
CLP	98,837,007	USD	103,367	Goldman Sachs International	3/06/2023	12,288
CNH	3,677,542	USD	514,957	Brown Brothers Harriman	1/20/2023	17,102
CNH	8,249,000	USD	1,150,488	Citibank N.A.	1/20/2023	42,960
CNH	5,406,920	USD	754,867	HSBC Bank	1/20/2023	27,395
CNH	14,764,100	USD	2,104,682	JPMorgan Chase Bank N.A.	1/20/2023	31,356
CNH	14,223,743	USD	2,041,916	State Street Bank Corp.	1/20/2023	15,944
COP	618,229,197	USD	122,524	Goldman Sachs International	1/23/2023	4,561
CZK	34,921,845	USD	1,428,657	Goldman Sachs International	1/20/2023	115,158
CZK	30,424,254	USD	1,289,900	JPMorgan Chase Bank N.A.	1/20/2023	55,088
DKK	4,719,079	USD	621,774	Deutsche Bank AG	1/20/2023	58,366
EUR	556,088	USD	585,325	Citibank N.A.	1/20/2023	10,582
EUR	3,234,374	USD	3,327,342	Deutsche Bank AG	1/20/2023	138,629
EUR	13,638,908	USD	13,861,461	HSBC Bank	1/20/2023	754,064
EUR	1,123,918	USD	1,115,912	HSBC Bank	1/30/2023	89,265
EUR	1,464,097	USD	1,497,089	JPMorgan Chase Bank N.A.	1/20/2023	71,846
EUR	3,274,830	USD	3,280,970	Merrill Lynch International	1/20/2023	228,356
EUR	2,968,951	USD	2,964,149	Morgan Stanley Capital Services, Inc.	1/20/2023	217,394
EUR	13,025,000	USD	13,959,557	Morgan Stanley Capital Services, Inc.	2/24/2023	31,012
EUR	1,169,240	USD	1,237,821	NatWest Markets PLC	1/20/2023	15,143
EUR	6,809,322	USD	7,068,270	State Street Bank Corp.	1/20/2023	228,638
EUR	3,534,908	USD	3,726,674	UBS AG	1/20/2023	61,352
GBP	3,411,768	USD	3,880,489	Goldman Sachs International	1/20/2023	245,902
GBP	858,499	USD	1,026,016	HSBC Bank	1/20/2023	12,302
GBP	3,662,916	USD	4,123,749	Morgan Stanley Capital Services, Inc.	1/20/2023	306,395
GBP	599,252	USD	674,493	NatWest Markets PLC	1/20/2023	50,277
GBP	1,301,900	USD	1,540,673	State Street Bank Corp.	1/20/2023	33,921
GBP	101,068	USD	121,920	UBS AG	1/20/2023	317
HUF	74,886,000	USD	173,564	UBS AG	1/20/2023	26,231
IDR	19,199,936,460	USD	1,210,551	Citibank N.A.	2/09/2023	22,289
JPY	349,869,614	USD	2,614,221	Brown Brothers Harriman	1/20/2023	56,947
JPY	71,506,600	USD	493,034	Citibank N.A.	1/20/2023	52,901
JPY	101,635,800	USD	687,032	Deutsche Bank AG	1/20/2023	88,932
JPY	2,070,264,356	USD	14,045,612	HSBC Bank	1/20/2023	1,760,351
JPY	186,111,772	USD	1,324,166	JPMorgan Chase Bank N.A.	1/20/2023	96,752
JPY	33,500,118	USD	235,237	Morgan Stanley Capital Services, Inc.	1/20/2023	20,528
JPY	223,227,859	USD	1,544,331	State Street Bank Corp.	1/20/2023	159,959
JPY	32,667,135	USD	225,681	UBS AG	1/20/2023	23,725
KRW	2,579,274,226	USD	1,961,425	Citibank N.A.	1/13/2023	78,587
KRW	878,447,928	USD	643,826	Goldman Sachs International	1/13/2023	50,961
MXN	9,912,646	USD	484,719	HSBC Bank	1/20/2023	22,523
MXN	4,917,237	USD	238,591	JPMorgan Chase Bank N.A.	3/15/2023	10,546
NOK	2,006,680	USD	195,400	Brown Brothers Harriman	1/20/2023	9,563

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NOK	123,746,623	USD	12,421,212	Brown Brothers Harriman	2/24/2023	$236,789
NZD	8,752,429	USD	4,964,216	BNP Paribas S.A.	1/20/2023	593,873
NZD	1,049,222	USD	609,686	Brown Brothers Harriman	1/20/2023	56,605
NZD	2,305,493	USD	1,430,611	Citibank N.A.	1/20/2023	33,455
NZD	4,582,218	USD	2,677,029	HSBC Bank	1/20/2023	232,834
NZD	3,119,655	USD	1,802,543	NatWest Markets PLC	1/20/2023	178,544
NZD	7,894,229	USD	4,489,488	State Street Bank Corp.	1/20/2023	523,616
PLN	2,454,931	USD	491,891	HSBC Bank	1/20/2023	67,740
SEK	10,678,621	USD	958,454	Deutsche Bank AG	1/20/2023	65,847
SEK	95,605,497	USD	9,103,073	UBS AG	2/24/2023	85,393
SGD	356,901	USD	252,562	Goldman Sachs International	1/30/2023	14,028
SGD	3,882,903	USD	2,824,891	Merrill Lynch International	1/20/2023	75,071
SGD	10,131,341	USD	7,115,504	State Street Bank Corp.	1/20/2023	451,128
THB	68,848,934	USD	1,949,001	Barclays Bank PLC	2/21/2023	48,099
THB	29,469,000	USD	777,025	JPMorgan Chase Bank N.A.	1/17/2023	74,888
USD	158,071	CAD	212,856	HSBC Bank	1/20/2023	853
USD	713,778	CAD	953,177	State Street Bank Corp.	1/20/2023	9,749
USD	3,285,989	CHF	3,013,000	Morgan Stanley Capital Services, Inc.	2/24/2023	9,437
USD	235,322	COP	1,149,784,960	JPMorgan Chase Bank N.A.	2/24/2023	440
USD	3,861,400	GBP	3,155,611	HSBC Bank	1/20/2023	44,821
USD	391,546	ILS	1,321,342	Barclays Bank PLC	2/24/2023	14,697
USD	607,706	MXN	11,854,487	UBS AG	2/24/2023	4,948
USD	1,433,328	NOK	13,926,000	Citibank N.A.	2/24/2023	8,842
USD	135,762	NZD	213,439	HSBC Bank	1/20/2023	221
USD	5,483,973	NZD	8,499,227	JPMorgan Chase Bank N.A.	1/20/2023	86,675
USD	6,347,518	SEK	64,388,000	NatWest Markets PLC	2/24/2023	159,307
USD	819,089	TWD	24,933,081	Merrill Lynch International	3/01/2023	3,268
						$9,034,001
Liability Derivatives
AUD	2,164,555	USD	1,488,129	JPMorgan Chase Bank N.A.	1/20/2023	$(13,440)
AUD	6,717,000	USD	4,624,090	JPMorgan Chase Bank N.A.	2/24/2023	(41,497)
CAD	1,819,683	USD	1,344,882	Brown Brothers Harriman	1/20/2023	(841)
CAD	1,533,533	USD	1,150,430	State Street Bank Corp.	1/20/2023	(17,743)
CAD	7,841,170	USD	5,796,801	UBS AG	2/24/2023	(3,574)
CNY	4,733,000	USD	685,664	JPMorgan Chase Bank N.A.	2/24/2023	(2,130)
GBP	4,119,000	USD	5,126,254	Barclays Bank PLC	2/24/2023	(140,190)
GBP	302,461	USD	370,106	State Street Bank Corp.	1/20/2023	(4,292)
ILS	1,799,000	USD	512,433	Brown Brothers Harriman	1/19/2023	(355)
NZD	14,847,000	USD	9,583,085	Brown Brothers Harriman	2/24/2023	(150,447)
USD	1,311,768	AUD	1,964,383	Citibank N.A.	1/20/2023	(26,545)
USD	133,701	AUD	200,880	Morgan Stanley Capital Services, Inc.	1/20/2023	(3,156)
USD	13,872,407	AUD	20,546,767	Morgan Stanley Capital Services, Inc.	2/24/2023	(145,382)
USD	4,168,034	AUD	6,580,245	State Street Bank Corp.	1/20/2023	(315,016)
USD	712,258	BRL	3,883,943	Citibank N.A.	2/02/2023	(19,364)
USD	355,388	CAD	483,646	Citibank N.A.	1/20/2023	(1,839)
USD	133,482	CAD	182,866	Deutsche Bank AG	1/20/2023	(1,585)
USD	2,967,743	CAD	4,018,592	Goldman Sachs International	1/20/2023	(442)
USD	208,666	CAD	286,587	HSBC Bank	1/20/2023	(3,011)
USD	7,143,367	CAD	9,847,234	JPMorgan Chase Bank N.A.	1/20/2023	(129,929)
USD	288,676	CAD	397,911	State Street Bank Corp.	1/30/2023	(5,240)
USD	4,215,701	CAD	5,709,000	State Street Bank Corp.	2/24/2023	(2,232)
USD	14,332,618	CHF	13,499,692	Citibank N.A.	2/24/2023	(347,916)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	244,506	CNH	1,771,598	HSBC Bank	1/20/2023	$(11,805)
USD	19,764,461	CNY	140,327,674	JPMorgan Chase Bank N.A.	2/24/2023	(501,491)
USD	332,150	CZK	7,843,822	Barclays Bank PLC	2/24/2023	(13,967)
USD	2,290,785	CZK	57,521,606	Deutsche Bank AG	1/20/2023	(252,115)
USD	462,648	DKK	3,297,301	Deutsche Bank AG	2/24/2023	(13,848)
USD	396,368	EUR	382,155	Barclays Bank PLC	1/20/2023	(13,151)
USD	5,749,802	EUR	5,649,269	Brown Brothers Harriman	1/20/2023	(303,983)
USD	1,095,236	EUR	1,066,973	Deutsche Bank AG	1/20/2023	(48,137)
USD	58,747,613	EUR	56,245,800	Goldman Sachs International	2/24/2023	(1,667,799)
USD	11,914,167	EUR	11,999,761	HSBC Bank	1/20/2023	(944,841)
USD	1,848,357	EUR	1,808,612	JPMorgan Chase Bank N.A.	1/20/2023	(89,763)
USD	10,010,522	EUR	10,046,624	State Street Bank Corp.	1/20/2023	(755,494)
USD	4,626,891	EUR	4,499,765	UBS AG	1/20/2023	(195,081)
USD	530,587	GBP	449,949	Brown Brothers Harriman	1/20/2023	(13,607)
USD	161,898	GBP	136,636	Deutsche Bank AG	1/20/2023	(3,357)
USD	107,882	GBP	96,479	Deutsche Bank AG	1/30/2023	(8,837)
USD	6,655,328	GBP	5,817,260	HSBC Bank	1/20/2023	(380,406)
USD	119,118	GBP	100,000	JPMorgan Chase Bank N.A.	1/20/2023	(1,827)
USD	14,935,882	GBP	12,426,346	JPMorgan Chase Bank N.A.	2/24/2023	(106,253)
USD	1,632,167	GBP	1,420,224	Morgan Stanley Capital Services, Inc.	1/20/2023	(85,534)
USD	13,249,283	GBP	11,775,750	State Street Bank Corp.	1/20/2023	(992,993)
USD	1,208,535	GBP	1,052,752	State Street Bank Corp.	1/30/2023	(65,057)
USD	603,916	GBP	522,548	UBS AG	1/20/2023	(28,085)
USD	79,549	IDR	1,244,358,899	Citibank N.A.	2/09/2023	(352)
USD	1,015,652	IDR	16,018,869,000	JPMorgan Chase Bank N.A.	2/24/2023	(12,681)
USD	478,673	JPY	70,019,466	Brown Brothers Harriman	1/20/2023	(55,909)
USD	30,834,875	JPY	4,214,464,490	Brown Brothers Harriman	2/24/2023	(1,492,484)
USD	2,653,761	JPY	364,873,274	Citibank N.A.	1/20/2023	(131,957)
USD	146,521	JPY	21,396,458	Deutsche Bank AG	1/20/2023	(16,836)
USD	360,675	JPY	53,417,564	Morgan Stanley Capital Services, Inc.	1/20/2023	(47,155)
USD	724,883	JPY	105,107,161	NatWest Markets PLC	1/20/2023	(77,585)
USD	901,081	KRW	1,265,970,000	Barclays Bank PLC	1/13/2023	(100,205)
USD	263,950	KRW	351,284,762	Citibank N.A.	1/13/2023	(13,890)
USD	6,136,765	KRW	8,739,796,945	Citibank N.A.	2/02/2023	(778,915)
USD	2,383,013	KRW	3,156,538,970	JPMorgan Chase Bank N.A.	2/24/2023	(116,276)
USD	3,395,434	KRW	4,820,395,209	Merrill Lynch International	1/25/2023	(418,182)
USD	552,422	NOK	5,850,062	Citibank N.A.	1/20/2023	(45,105)
USD	2,668,268	NZD	4,268,081	Brown Brothers Harriman	1/20/2023	(42,109)
USD	1,336,106	NZD	2,114,085	Citibank N.A.	1/20/2023	(6,410)
USD	10,401,399	NZD	18,301,314	State Street Bank Corp.	1/20/2023	(1,220,555)
USD	2,750,454	NZD	4,431,032	State Street Bank Corp.	2/24/2023	(64,682)
USD	520,195	PLN	2,384,778	Morgan Stanley Capital Services, Inc.	2/24/2023	(21,810)
USD	6,724,127	SGD	9,245,641	Brown Brothers Harriman	1/20/2023	(181,016)
USD	501,388	SGD	686,438	State Street Bank Corp.	1/20/2023	(11,281)
USD	552,387	SGD	758,722	State Street Bank Corp.	2/24/2023	(14,536)
USD	1,025,508	TWD	32,118,897	Barclays Bank PLC	1/13/2023	(20,418)
USD	1,465,529	TWD	46,894,000	Merrill Lynch International	2/03/2023	(64,635)
						$(12,828,581)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index	Short	EUR	93	$13,731,180	January – 2023	$643,060
BIST 30 Index	Long	TRY	4,511	15,025,283	February – 2023	197,437
DAX Index	Short	EUR	8	2,994,689	March – 2023	89,506
FTSE/JSE Top 40 Index	Short	ZAR	156	6,217,506	March – 2023	190,844
IBOV Index	Long	BRL	3,172	13,349,510	February – 2023	380,329
Mexbol Index	Short	MXN	386	9,674,117	March – 2023	478,594
MSCI Singapore Index	Short	SGD	638	13,778,882	January – 2023	1,366
NIFTY Index	Long	USD	93	3,389,478	January – 2023	13,379
Russell 2000 Index	Short	USD	145	12,839,025	March – 2023	456,825
S&P 500 E-Mini Index	Short	USD	43	8,301,150	March – 2023	293,516
S&P/ASX 200 Index	Short	AUD	67	7,968,199	March – 2023	190,061
						$2,934,917
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	238	$21,541,285	March – 2023	$561,876
Canadian Treasury Bond 5 yr	Short	CAD	14	1,152,570	March – 2023	5,861
Euro-Bobl 5 yr	Short	EUR	185	22,922,338	March – 2023	712,948
Euro-BTP 10yr	Short	EUR	53	6,179,448	March – 2023	450,245
Euro-Bund 10 yr	Short	EUR	68	9,676,050	March – 2023	555,158
Euro-Schatz 2 yr	Short	EUR	166	18,732,566	March – 2023	205,767
U.S. Treasury Note 10 yr	Short	USD	316	35,485,812	March – 2023	258,774
U.S. Treasury Note 2 yr	Long	USD	50	10,253,906	March – 2023	12,627
U.S. Treasury Note 5 yr	Short	USD	179	19,319,414	March – 2023	53,264
U.S. Treasury Ultra Note 10 yr	Short	USD	115	13,602,344	March – 2023	134,894
						$2,951,414
						$5,886,331
Liability Derivatives
Equity Futures
CAC 40 Index	Long	EUR	205	$14,190,201	January – 2023	$(427,933)
FTSE 100 Index	Long	GBP	205	18,503,344	March – 2023	(31,364)
FTSE MIB Index	Long	EUR	111	14,084,910	March – 2023	(385,962)
FTSE Taiwan Index	Long	USD	50	2,483,500	January – 2023	(31,150)
Hang Seng Index	Long	HKD	23	2,910,862	January – 2023	(1,405)
IBEX 35 Index	Long	EUR	96	8,408,797	January – 2023	(34,959)
KOSPI 200 Index	Long	KRW	29	1,664,888	March – 2023	(91,560)
OMX 30 Index	Long	SEK	159	3,106,583	January – 2023	(126,509)
S&P/TSX 60 Index	Long	CAD	1	172,807	March – 2023	(5,946)
Topix Index	Long	JPY	47	6,714,311	March – 2023	(213,963)
						$(1,350,751)
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	371	$29,220,602	March – 2023	$(1,690,591)
Euro-Buxl 30 yr	Long	EUR	32	4,632,563	March – 2023	(892,053)
Japan Government Bond 10 yr	Long	JPY	20	22,167,022	March – 2023	(415,834)
Long Gilt 10 yr	Long	GBP	59	7,125,673	March – 2023	(350,221)
U.S. Treasury Bond	Long	USD	53	6,643,219	March – 2023	(62,305)
U.S. Treasury Ultra Bond	Long	USD	32	4,298,000	March – 2023	(60,241)
						$(3,471,245)
						$(4,821,996)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
3/15/25	USD	140,300,000	centrally cleared	4.5%/Annually	(SOFR - 1 day)/Annually	$(860,229)	$1,289,258	$429,029
3/15/28	USD	56,000,000	centrally cleared	4.0%/Annually	(SOFR - 1 day)/Annually	(1,012,971)	1,774,779	761,808
						$(1,873,200)	$3,064,037	$1,190,837
Liability Derivatives
Interest Rate Swaps
3/15/33	USD	(29,900,000)	centrally cleared	(SOFR - 1 day)/Annually	3.75%/Annually	$991,901	$(1,531,158)	$(539,257)
3/15/53	USD	(13,000,000)	centrally cleared	(SOFR - 1 day)/Annually	3.25%/Annually	908,423	(1,058,131)	(149,708)
						$1,900,324	$(2,589,289)	$(688,965)
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/31	EUR	640,000	Barclays Bank PLC	1.00%/Quarterly	(1)	$(18,064)	$6,381	$(11,683)
(1) Fund, as protection seller, to pay notional amount upon a defined credit event by Daimler Finance North America LLC, 1.4%, 1/12/24, an A- rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At December 31, 2022, the fund had cash collateral of $8,939,435 and other liquid securities with an aggregate value of $27,617,223 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $381,858,114)	$395,966,202
Investments in affiliated issuers, at value (identified cost, $8,529,988)	8,530,707
Foreign currency, at value (identified cost, $3)	3
Restricted cash for
Forward foreign currency exchange contracts	2,420,000
Deposits with brokers for
Cleared swaps	1,344,465
Futures contracts	5,154,547
Cleared options	20,423
Receivables for
Forward foreign currency exchange contracts	9,034,001
Net daily variation margin on open futures contracts	146,864
Investments sold	501,891
Fund shares sold	43,394
Interest and dividends	2,940,081
Receivable from investment adviser	19,727
Other assets	2,525
Total assets	$426,124,830
Liabilities
Payable to custodian	$1,079,857
Payables for
Net daily variation margin on open cleared swap agreements	102,118
Forward foreign currency exchange contracts	12,828,581
Investments purchased	316,998
TBA purchase commitments	585,835
Fund shares reacquired	178,276
Uncleared swaps, at value (net of unamortized premiums paid, $6,381)	11,683
Payable to affiliates
Administrative services fee	553
Shareholder servicing costs	45
Distribution and/or service fees	7,772
Deferred country tax expense payable	2,829
Accrued expenses and other liabilities	222,986
Total liabilities	$15,337,533
Net assets	$410,787,297
Net assets consist of
Paid-in capital	$384,747,540
Total distributable earnings (loss)	26,039,757
Net assets	$410,787,297
Shares of beneficial interest outstanding	32,266,577
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$32,846,139	2,529,924	$12.98
Service Class	377,941,158	29,736,653	12.71
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$7,570,035
Dividends	4,934,788
Dividends from affiliated issuers	235,996
Other	17,578
Income on securities loaned	3,283
Foreign taxes withheld	(263,100)
Total investment income	$12,498,580
Expenses
Management fee	$3,262,035
Distribution and/or service fees	1,038,135
Shareholder servicing costs	11,172
Administrative services fee	78,897
Independent Trustees' compensation	8,247
Custodian fee	117,277
Shareholder communications	74,659
Audit and tax fees	86,553
Legal fees	1,954
Miscellaneous	155,753
Total expenses	$4,834,682
Reduction of expenses by investment adviser	(317,589)
Net expenses	$4,517,093
Net investment income (loss)	$7,981,487
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $3,366 country tax)	$(20,603,130)
Affiliated issuers	(3,769)
Written options	121,987
Futures contracts	25,757,748
Swap agreements	(5,763,998)
Forward foreign currency exchange contracts	11,066,117
Foreign currency	(346,828)
Net realized gain (loss)	$10,228,127
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,143 decrease in deferred country tax)	$(56,983,892)
Affiliated issuers	719
Futures contracts	796,714
Swap agreements	2,058,649
Forward foreign currency exchange contracts	(2,980,478)
Translation of assets and liabilities in foreign currencies	255,523
Net unrealized gain (loss)	$(56,852,765)
Net realized and unrealized gain (loss)	$(46,624,638)
Change in net assets from operations	$(38,643,151)
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$7,981,487	$7,531,017
Net realized gain (loss)	10,228,127	33,418,862
Net unrealized gain (loss)	(56,852,765)	(26,565,856)
Change in net assets from operations	$(38,643,151)	$14,384,023
Total distributions to shareholders	$(38,142,282)	$(29,054,748)
Change in net assets from fund share transactions	$(35,170,498)	$(36,801,795)
Total change in net assets	$(111,955,931)	$(51,472,520)
Net assets
At beginning of period	522,743,228	574,215,748
At end of period	$410,787,297	$522,743,228
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$15.35	$15.79	$15.86	$14.58	$16.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	$0.22	$0.29	$0.29
Net realized and unrealized gain (loss)	(1.40)	0.19	0.71	1.80	(0.99)
Total from investment operations	$(1.12)	$0.44	$0.93	$2.09	$(0.70)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.16)	$(0.28)	$(0.45)	$(0.13)
From net realized gain	(0.94)	(0.72)	(0.72)	(0.36)	(0.70)
Total distributions declared to shareholders	$(1.25)	$(0.88)	$(1.00)	$(0.81)	$(0.83)
Net asset value, end of period (x)	$12.98	$15.35	$15.79	$15.86	$14.58
Total return (%) (k)(r)(s)(x)	(7.20)	2.79	6.23	14.58	(4.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.84	0.82	0.83	0.81	0.81
Expenses after expense reductions	0.77	0.78	0.82	0.80	0.80
Net investment income (loss)	2.01	1.59	1.45	1.85	1.83
Portfolio turnover	90	132	120	82	86
Net assets at end of period (000 omitted)	$32,846	$39,123	$43,513	$46,175	$47,517
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$15.05	$15.49	$15.57	$14.32	$15.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.21	$0.18	$0.24	$0.24
Net realized and unrealized gain (loss)	(1.37)	0.19	0.70	1.77	(0.98)
Total from investment operations	$(1.13)	$0.40	$0.88	$2.01	$(0.74)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.12)	$(0.24)	$(0.40)	$(0.08)
From net realized gain	(0.94)	(0.72)	(0.72)	(0.36)	(0.70)
Total distributions declared to shareholders	$(1.21)	$(0.84)	$(0.96)	$(0.76)	$(0.78)
Net asset value, end of period (x)	$12.71	$15.05	$15.49	$15.57	$14.32
Total return (%) (k)(r)(s)(x)	(7.44)	2.58	5.99	14.30	(4.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.09	1.07	1.08	1.06	1.06
Expenses after expense reductions	1.02	1.03	1.07	1.05	1.05
Net investment income (loss)	1.75	1.34	1.19	1.60	1.58
Portfolio turnover	90	132	120	82	86
Net assets at end of period (000 omitted)	$377,941	$483,621	$530,703	$552,698	$559,478

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their

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Notes to Financial Statements  - continued
primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:

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Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$78,987,172	$356,480	$—	$79,343,652
United Kingdom	9,328,150	—	—	9,328,150
Japan	1,774,015	6,877,495	—	8,651,510
Switzerland	3,349,712	5,209,750	—	8,559,462
France	1,478,655	5,289,778	—	6,768,433
Canada	4,725,233	—	—	4,725,233
Germany	4,348,447	—	—	4,348,447
Netherlands	2,330,336	—	—	2,330,336
China	2,076,633	230,592	—	2,307,225
Other Countries	8,440,101	3,352,184	0	11,792,285
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	3,694,911	—	3,694,911
Non - U.S. Sovereign Debt	—	107,758,495	—	107,758,495
Municipal Bonds	—	3,264,426	—	3,264,426
U.S. Corporate Bonds	—	39,877,067	—	39,877,067
Residential Mortgage-Backed Securities	—	23,165,385	—	23,165,385
Commercial Mortgage-Backed Securities	—	9,468,149	—	9,468,149
Asset-Backed Securities (including CDOs)	—	13,901,573	—	13,901,573
Foreign Bonds	—	56,681,463	—	56,681,463
Mutual Funds	8,530,707	—	—	8,530,707
Total	$125,369,161	$279,127,748	$0	$404,496,909
Other Financial Instruments
Futures Contracts – Assets	$5,497,467	$388,864	$—	$5,886,331
Futures Contracts – Liabilities	(3,925,667)	(896,329)	—	(4,821,996)
Forward Foreign Currency Exchange Contracts – Assets	—	9,034,001	—	9,034,001
Forward Foreign Currency Exchange Contracts – Liabilities	—	(12,828,581)	—	(12,828,581)
Swap Agreements – Assets	—	1,190,837	—	1,190,837
Swap Agreements – Liabilities	—	(700,648)	—	(700,648)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/21	$—
Transfers into level 3	0
Balance as of 12/31/22	$0
At December 31, 2022, the fund held two level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

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The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Purchased Option Contracts	$204,635	$—
Equity	Purchased Option Contracts	356,480	—
Equity	Futures Contracts	2,934,917	(1,350,751)
Interest Rate	Futures Contracts	2,951,414	(3,471,245)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	9,034,001	(12,828,581)
Interest Rate	Cleared Swap Agreements	1,190,837	(688,965)
Credit	Uncleared Swap Agreements	—	(11,683)
Total		$16,672,284	$(18,351,225)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$9,033,678	$(5,759,681)	$—	$946,725	$—
Foreign Exchange	—	—	11,066,117	(97,374)	—
Credit	—	(4,317)	—	132,045	121,987
Equity	16,724,070	—	—	62,039	—
Total	$25,757,748	$(5,763,998)	$11,066,117	$1,043,435	$121,987
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(1,223,766)	$2,074,978	$—	$(505,254)
Foreign Exchange	—	—	(2,980,478)	—
Equity	2,020,480	—	—	(194,357)
Credit	—	(16,329)	—	47,688
Total	$796,714	$2,058,649	$(2,980,478)	$(651,923)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out

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Notes to Financial Statements  - continued
all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$146,864	$—
Uncleared Swaps, at value	—	(11,683)
Cleared Swap Agreements (a)	—	(102,118)
Forward Foreign Currency Exchange Contracts	9,034,001	(12,828,581)
Purchased Options	561,115	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$9,741,980	$(12,942,382)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	5,659,473	(5,215,627)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$4,082,507	$(7,726,755)
(a) The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

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The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$62,796	$(62,796)	$—	$—	$—
BNP Paribas S.A.	611,884	—	(404,294)	—	207,590
Brown Brothers Harriman	377,006	(377,006)	—	—	—
Citibank N.A.	249,616	(249,616)	—	—	—
Deutsche Bank AG	351,774	(344,715)	—	—	7,059
Goldman Sachs International	830,838	(830,838)	—	—	—
JPMorgan Chase Bank N.A.	441,142	(441,142)	—	—	—
Merrill Lynch International	572,452	(482,817)	—	—	89,635
Morgan Stanley Capital Services, Inc.	584,999	(303,037)	—	(250,000)	31,962
Total	$4,082,507	$(3,091,967)	$(404,294)	$(250,000)	$336,246
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(299,614)	$62,796	$—	$—	$(236,818)
Brown Brothers Harriman	(2,240,751)	377,006	—	—	(1,863,745)
Citibank N.A.	(1,372,293)	249,616	—	1,110,000	(12,677)
Deutsche Bank AG	(344,715)	344,715	—	—	—
Goldman Sachs International	(1,668,241)	830,838	—	837,403	—
JPMorgan Chase Bank N.A.	(1,015,287)	441,142	—	470,000	(104,145)
Merrill Lynch International	(482,817)	482,817	—	—	—
Morgan Stanley Capital Services, Inc.	(303,037)	303,037	—	—	—
Total	$(7,726,755)	$3,091,967	$—	$2,417,403	$(2,217,385)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being

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recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized

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gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of December 31, 2022 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of December 31, 2022, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund, in order to settle these swap agreements, would have been required to either (1) pay the swap agreement’s notional value of EUR 640,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$8,555,099	$10,579,419
Long-term capital gains	29,587,183	18,475,329
Total distributions	$38,142,282	$29,054,748

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$391,695,212
Gross appreciation	48,868,683
Gross depreciation	(38,307,042)
Net unrealized appreciation (depreciation)	$10,561,641
Undistributed ordinary income	658,191
Undistributed long-term capital gain	14,804,383
Other temporary differences	15,542
Total distributable earnings (loss)	$26,039,757
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$3,004,045	$2,213,951
Service Class	35,138,237	26,840,797
Total	$38,142,282	$29,054,748
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $62,542, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.71% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $255,047, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $10,878, which equated to 0.0024% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $294.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0175% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $31,592 and $10,775, respectively. The sales transactions resulted in net realized gains (losses) of $4,739.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$60,259,271	$60,175,292
Non-U.S. Government securities	325,764,620	362,971,893
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	55,962	$768,600	69,401	$1,081,967
Service Class	281,584	3,761,654	734,621	11,362,268
	337,546	$4,530,254	804,022	$12,444,235
Shares issued to shareholders in reinvestment of distributions
Initial Class	232,691	$3,004,045	143,205	$2,213,951
Service Class	2,777,726	35,138,237	1,770,501	26,840,797
	3,010,417	$38,142,282	1,913,706	$29,054,748

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(306,796)	$(4,248,931)	(419,823)	$(6,649,980)
Service Class	(5,462,051)	(73,594,103)	(4,618,366)	(71,650,798)
	(5,768,847)	$(77,843,034)	(5,038,189)	$(78,300,778)
Net change
Initial Class	(18,143)	$(476,286)	(207,217)	$(3,354,062)
Service Class	(2,402,741)	(34,694,212)	(2,113,244)	(33,447,733)
	(2,420,884)	$(35,170,498)	(2,320,461)	$(36,801,795)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $2,263 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$12,950,052	$342,940,927	$347,357,222	$(3,769)	$719	$8,530,707
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$235,996	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

MFS Global Tactical Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

MFS Global Tactical Allocation Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Pilar Gomez-Bravo Steven Gorham Andy Li Johnathan Munko Benjamin Nastou Henry Peabody Jonathan Sage Natalie Shapiro Erich Shigley David Shindler Robert Spector Erik Weisman

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Global Tactical Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

MFS Global Tactical Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $32,546,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 20.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2022
MFS®  Income Portfolio
MFS® Variable Insurance Trust II
SIS-ANN

MFS® Income Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Income Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Income Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	43.1%
Investment Grade Corporates	34.9%
Collateralized Debt Obligations	16.6%
High Yield Corporates	7.6%
Emerging Markets Bonds	4.7%
Municipal Bonds	4.3%
Commercial Mortgage-Backed Securities	3.1%
Asset-Backed Securities	1.1%
U.S. Government Agencies	0.1%
Mortgage-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	2.5%
AA	4.3%
A	17.1%
BBB	35.2%
BB	8.2%
B	2.4%
CCC	1.1%
D (o)	0.0%
U.S. Government	27.1%
Federal Agencies	0.1%
Not Rated	17.6%
Non-Fixed Income (o)	0.0%
Cash & Cash Equivalents	0.5%
Other (q)	(16.1)%
Portfolio facts
Average Duration (d)	6.1
Average Effective Maturity (m)	7.6 yrs.

2

MFS Income Portfolio
Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes the direct and indirect equivalent exposure from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS Income Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Income Portfolio (fund) provided a total return of -13.71%, while Service Class shares of the fund provided a total return of -13.85%. These compare with a return of -13.01% over the same period for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the combination of the fund’s allocation to the collateralized mortgage obligation (CMO) and municipal bond sectors, for which the benchmark has no exposure, its underweight allocation to the treasury sector, and overweight allocation to the industrials sector, hindered relative returns.
Security selection further detracted from the fund’s relative performance over the reporting period. From a sector perspective, bond selection within the industrials sector held back relative returns. From a credit quality perspective, selection within the 'BBB' rated(r) quality segment also weakened relative returns.
Conversely, from a sector perspective, the fund’s underweight allocation to the mortgage-backed securities (MBS) agency fixed rate sector supported relative performance. From a credit quality perspective, the fund’s allocation to “BB” rated bonds, for which the benchmark has no exposure, also helped relative returns. The fund's shorter duration(d) stance was another contributor to relative performance as interest rates rose during the reporting period.
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, and Michael Skatrud
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the
4

MFS Income Portfolio
Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS Income Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(13.71)%	0.73%	2.06%
Service Class	8/24/01	(13.85)%	0.50%	1.80%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	(13.01)%	0.02%	1.06%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
6

MFS Income Portfolio
Performance Summary – continued
Notes to Performance Summary
Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS Income Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.75%	$1,000.00	$976.39	$3.74
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
Service Class	Actual	1.00%	$1,000.00	$976.00	$4.98
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
8

MFS Income Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 93.7%
Aerospace & Defense – 0.6%
Boeing Co., 2.95%, 2/01/2030	$43,000	$ 36,418
Boeing Co., 5.705%, 5/01/2040	34,000	32,421
Boeing Co., 5.805%, 5/01/2050	121,000	112,188
		$181,027
Asset-Backed & Securitized – 20.7%
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 7.277% (LIBOR - 3mo. + 3%), 10/21/2028 (n)	$250,000	$ 232,610
Arbor Realty Trust, Inc., CLO, 2020-FL1, “D”, FLR, 6.9% (LIBOR - 1mo. + 2.45%), 2/15/2035 (n)	232,000	214,321
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 7.22% (LIBOR - 1mo. + 2.95%), 12/15/2035 (n)	100,000	92,545
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 6.168% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	200,000	180,507
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 6.517% (LIBOR - 1mo. + 2.2%), 8/15/2034 (n)	100,000	92,893
Arbor Realty Trust, Inc., CLO, 2021-FL4, “D”, FLR, 7.217% (LIBOR - 1mo. + 2.9%), 11/15/2036 (n)	256,500	237,093
AREIT 2019-CRE3 Trust, “D”, FLR, 7.09% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	271,000	251,415
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 5.492% (LIBOR - 3mo. + 1.25%), 1/20/2028 (n)	250,000	243,873
Bayview Financial Revolving Mortgage Loan Trust, FLR, 5.988% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	55,329	68,001
BSPRT 2019-FL5 Issuer Ltd., “C”, FLR, 6.317% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	245,000	238,101
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	42,763	38,950
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	110,227	100,494
CHCP 2021-FL1 Ltd., “B”, FLR, 6.09% (LIBOR - 1mo. + 1.65%), 2/15/2038 (n)	250,000	236,451
CHCP 2021-FL1 Ltd., “C”, FLR, 6.54% (LIBOR - 1mo. + 2.1%), 2/15/2038 (n)	100,000	92,535
CLNC 2019-FL1 Ltd., “C”, FLR, 6.839% (LIBOR - 1mo. + 2.4%), 8/20/2035 (n)	265,000	246,856
Commercial Equipment Finance 2021-A, LLC, “A”, 2.05%, 2/16/2027 (n)	91,128	87,759
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	346,107	331,573
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	880,123	9
Cutwater 2015-1A Ltd., “BR”, FLR, 5.879% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	250,000	244,922
DT Auto Owner Trust, 2020-1A, “C”, 2.29%, 11/17/2025 (n)	41,835	41,667
KREF 2021-FL2 Ltd., “D”, FLR, 6.526% (LIBOR - 1mo. + 2.2%), 2/15/2039 (n)	163,000	151,382
LCCM 2021-FL2 Trust, “C”, FLR, 6.467% (LIBOR - 1mo. + 2.15%), 12/13/2038 (n)	100,000	94,958
Lehman Brothers Commercial Conduit Mortgage Trust, 0.764%, 2/18/2030 (i)	745	0
LoanCore 2018-CRE1 Ltd., “C”, FLR, 6.867% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	260,000	249,619
LoanCore 2018-CRE1 Ltd., “C”, FLR, 6.267% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	219,150	214,973
LoanCore 2019-CRE2 Ltd., “D”, FLR, 6.767% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	209,000	203,669
MF1 2020-FL4 Ltd., “B”, FLR, 7.2% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	250,000	241,285
MF1 2021-FL6 Ltd., “C”, FLR, 6.176% (LIBOR - 1mo. + 1.85%), 7/16/2036 (n)	247,581	231,732
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 5.929% (LIBOR - 3mo. + 1.85%), 10/15/2029 (n)	250,000	236,161
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 6.674% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	263,644	246,426
Palmer Square Loan Funding 2020-1A Ltd., “B”, FLR, 6.575% (LIBOR - 3mo. + 1.9%), 2/20/2028 (n)	250,000	245,749
Parallel 2015-1A Ltd., “DR”, FLR, 6.792% (LIBOR - 3mo. + 2.55%), 7/20/2027 (n)	250,000	248,751
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 6.725% (LIBOR - 3mo. + 2.05%), 2/20/2030 (n)	250,000	236,605
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 7.338% (LIBOR - 1mo. + 2.95%), 11/25/2036 (n)	120,000	110,590
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	18,315	18,201
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	155,000	142,935
Voya CLO 2012-4A Ltd., “C1R3”, FLR, 7.379% (LIBOR - 3mo. + 3.3%), 10/15/2030 (n)	250,000	222,680
		$6,368,291
Broadcasting – 0.6%
Discovery, Inc., 4.65%, 5/15/2050	$95,000	$ 65,333
Warnermedia Holdings, Inc., 5.141%, 3/15/2052 (n)	157,000	114,134
		$179,467
9

MFS Income Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170		$86,000	$ 78,518
Morgan Stanley Domestic Holdings, Inc., 4.5%, 6/20/2028		217,000	211,010
Raymond James Financial, Inc., 4.65%, 4/01/2030		134,000	129,020
			$418,548
Business Services – 0.5%
Global Payments, Inc., 2.9%, 5/15/2030		$120,000	$ 98,324
RELX Capital, Inc., 3%, 5/22/2030		76,000	64,763
			$163,087
Cable TV – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.9%, 6/01/2052		$176,000	$ 110,498
Time Warner Cable, Inc., 4.5%, 9/15/2042		77,000	56,372
			$166,870
Computer Software – 0.6%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029		$149,000	$ 145,723
Oracle Corp., 6.15%, 11/09/2029		51,000	52,936
			$198,659
Conglomerates – 1.0%
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		$304,000	$ 291,856
Consumer Services – 1.0%
Expedia Group, Inc., 3.25%, 2/15/2030		$175,000	$ 148,452
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)		46,000	36,625
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)		132,000	83,924
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)		46,000	25,219
			$294,220
Electronics – 0.9%
Broadcom, Inc., 4.3%, 11/15/2032		$96,000	$ 84,609
Broadcom, Inc., 3.187%, 11/15/2036 (n)		245,000	175,980
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.4%, 5/01/2030		35,000	30,245
			$290,834
Emerging Market Quasi-Sovereign – 1.3%
Huarong Finance 2019 Co. Ltd. (People's Republic of China), 3.375%, 2/24/2030		$200,000	$ 151,895
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		200,000	173,400
Petroleos Mexicanos, 5.95%, 1/28/2031		108,000	81,739
			$407,034
Emerging Market Sovereign – 1.2%
Dominican Republic, 4.875%, 9/23/2032 (n)		$150,000	$ 124,509
Hashemite Kingdom of Jordan, 7.375%, 10/10/2047		200,000	171,241
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	100,000	84,264
			$380,014
Energy - Independent – 1.1%
EQT Corp., 5%, 1/15/2029		$190,000	$ 178,364
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		175,000	164,712
			$343,076
10

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – 0.1%
Cenovus Energy, Inc., 3.75%, 2/15/2052	$50,000	$ 35,110
Financial Institutions – 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	$150,000	$ 151,992
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	195,000	176,278
Air Lease Corp., 5.85%, 12/15/2027	232,000	231,736
Air Lease Corp., 2.875%, 1/15/2032	200,000	158,886
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	195,000	166,878
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	194,000	155,730
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	200,000	192,384
		$1,233,884
Food & Beverages – 1.5%
Bacardi Ltd., 5.15%, 5/15/2038 (n)	$115,000	$ 103,899
Central America Bottling Co., 5.25%, 4/27/2029 (n)	199,000	185,512
PT Indofood CBP Sukses Makmur Tbk, 3.541%, 4/27/2032	200,000	163,063
		$452,474
Gaming & Lodging – 0.8%
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030	$118,000	$ 103,346
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031	45,000	38,601
Marriott International, Inc., 4.625%, 6/15/2030	63,000	58,786
Marriott International, Inc., 2.85%, 4/15/2031	61,000	49,397
		$250,130
Insurance – 0.7%
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)	$20,000	$ 16,407
Corebridge Financial, Inc., 4.4%, 4/05/2052 (n)	60,000	47,555
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052 (n)	150,000	138,605
		$202,567
Insurance - Health – 0.7%
Humana, Inc., 5.875%, 3/01/2033	$196,000	$ 202,331
Insurance - Property & Casualty – 1.9%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$191,000	$ 182,894
Aon Corp., 4.5%, 12/15/2028	115,000	110,919
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	283,000	267,461
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	15,000	12,290
		$573,564
Machinery & Tools – 0.6%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$200,000	$ 191,294
Major Banks – 6.7%
Bank of America Corp., 4.271% to 7/23/2028, FLR (LIBOR - 3mo. + 1.31%) to 7/23/2029	$61,000	$ 56,882
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR + 1.21%) to 10/20/2032	415,000	325,029
Bank of America Corp., 3.846% to 3/08/2032, FLR (CMT - 1yr. + 2%) to 3/08/2037	215,000	178,033
Bank of New York Mellon Corp., 4.7% to 9/20/2025, FLR (CMT - 5yr. + 4.358%) to 9/20/2070	200,000	192,026
Barclays PLC, 7.437% to 11/02/2032, FLR (CMT - 1yr. + 3.5%) to 11/02/2033	200,000	209,560
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	148,000	120,173
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	200,000	158,479
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	81,000	66,740
JPMorgan Chase & Co., 3.882% to 7/24/2037, FLR (LIBOR - 3mo. + 1.36%) to 7/24/2038	83,000	68,890
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	200,000	151,952
11

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	$429,000	$ 361,389
Wells Fargo & Co., 3.9% to 3/15/2026, FLR (CMT - 1yr. + 3.453%) to 3/15/2071	215,000	188,182
		$2,077,335
Medical & Health Technology & Services – 2.8%
Alcon Finance Corp., 5.75%, 12/06/2052 (n)	$200,000	$ 200,360
HCA Healthcare, Inc., 4.625%, 3/15/2052 (n)	343,000	266,956
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	239,000	186,683
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	89,000	83,695
Tower Health, 4.451%, 2/01/2050	270,000	129,751
		$867,445
Metals & Mining – 0.2%
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	$88,000	$ 72,013
Midstream – 2.9%
Cheniere Corpus Christi Holdings LLC, 2.742%, 12/31/2039	$81,000	$ 62,634
Enbridge, Inc., 3.125%, 11/15/2029	150,000	130,778
Enbridge, Inc., 2.5%, 8/01/2033	170,000	130,752
Energy Transfer LP, 5.75%, 2/15/2033	188,000	183,932
MPLX LP, 4.5%, 4/15/2038	199,000	167,631
Plains All American Pipeline LP, 3.8%, 9/15/2030	135,000	117,326
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	53,000	49,127
Targa Resources Corp., 4.95%, 4/15/2052	82,000	64,871
		$907,051
Mortgage-Backed – 0.1%
Fannie Mae, 6.5%, 4/01/2032	$8,584	$ 8,886
Fannie Mae, 3%, 2/25/2033 (i)	33,755	3,114
Fannie Mae, 5.5%, 9/01/2034	3,739	3,847
		$15,847
Municipals – 4.3%
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	$195,000	$ 173,025
Escambia County, FL, Health Facilities Authority Rev., Taxable (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	270,000	203,683
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, Taxable, “B”, AGM, 0%, 2/15/2023	350,000	348,087
New Jersey Economic Development Authority State Pension Funding Rev., Taxable, “A”, NPFG, 7.425%, 2/15/2029	177,000	190,541
Port Beaumont, TX, Industrial Development Authority Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	245,000	199,243
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	5,000	3,650
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	75,000	54,000
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, Taxable, “2019A-1”, 4.55%, 7/01/2040	174,000	137,029
		$1,309,258
Other Banks & Diversified Financials – 1.6%
Discover Financial Services, 6.7%, 11/29/2032	$161,000	$ 163,653
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	376,000	326,328
		$489,981
Real Estate - Apartment – 0.2%
Mid-America Apartments LP, 2.75%, 3/15/2030	$82,000	$ 69,725
Real Estate - Office – 0.5%
Boston Properties Ltd. LP, REIT, 2.55%, 4/01/2032	$209,000	$ 158,893
12

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$65,000	$ 55,085
Nordstrom, Inc., 2.3%, 4/08/2024	51,000	47,695
		$102,780
Specialty Stores – 0.7%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$274,000	$ 213,854
Telecommunications - Wireless – 1.5%
American Tower Corp., REIT, 3.55%, 7/15/2027	$60,000	$ 55,560
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	200,000	136,800
Crown Castle, Inc., REIT, 4.15%, 7/01/2050	75,000	58,129
Rogers Communications, Inc., 4.35%, 5/01/2049	223,000	170,494
Rogers Communications, Inc., 4.55%, 3/15/2052 (n)	58,000	44,967
		$465,950
Tobacco – 1.2%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$231,000	$ 213,104
Philip Morris International, Inc., 5.75%, 11/17/2032	146,000	148,836
		$361,940
U.S. Government Agencies and Equivalents – 0.1%
Small Business Administration, 4.77%, 4/01/2024	$3,002	$ 2,958
Small Business Administration, 4.99%, 9/01/2024	2,614	2,569
Small Business Administration, 4.86%, 1/01/2025	3,584	3,581
Small Business Administration, 4.625%, 2/01/2025	6,293	6,157
Small Business Administration, 5.11%, 8/01/2025	4,643	4,599
		$19,864
U.S. Treasury Obligations – 26.9%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$1,000,000	$ 650,117
U.S. Treasury Bonds, 2.375%, 2/15/2042	1,200,000	916,219
U.S. Treasury Bonds, 2.25%, 2/15/2052	175,000	121,693
U.S. Treasury Notes, 0.375%, 10/31/2023 (f)	625,000	602,710
U.S. Treasury Notes, 2.25%, 3/31/2024	700,000	679,164
U.S. Treasury Notes, 4.25%, 9/30/2024	1,000,000	994,883
U.S. Treasury Notes, 0.25%, 9/30/2025	500,000	448,945
U.S. Treasury Notes, 0.875%, 6/30/2026	2,650,000	2,369,680
U.S. Treasury Notes, 2.5%, 3/31/2027	1,625,000	1,524,898
		$8,308,309
Utilities - Electric Power – 2.0%
American Electric Power Co., Inc., 5.95%, 11/01/2032	$98,000	$ 102,324
Enel Finance International N.V., 7.5%, 10/14/2032 (n)	200,000	211,353
FirstEnergy Corp., 5.35%, 7/15/2047	92,000	82,137
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	34,000	27,456
Pacific Gas & Electric Co., 3%, 6/15/2028	44,000	38,038
Pacific Gas & Electric Co., 3.5%, 8/01/2050	250,000	155,279
		$616,587
Total Bonds (Identified Cost, $32,348,694)		$28,881,169
Investment Companies (h) – 5.7%
Bond Funds – 5.0%
MFS High Yield Pooled Portfolio (v)	200,393	$ 1,563,069
13

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – continued
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 4.02% (v)	212,752	$ 212,816
Total Investment Companies (Identified Cost, $1,950,903)		$1,775,885
Other Assets, Less Liabilities – 0.6%		177,640
Net Assets – 100.0%		$30,834,694
(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,775,885 and $28,881,169, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $9,593,918, representing 31.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
Derivative Contracts at 12/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	79,909	EUR	81,101	Barclays Bank PLC	1/20/2023	$(6,999)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	9	$1,845,703	March – 2023	$1,333
14

MFS Income Portfolio
Portfolio of Investments – continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Ultra Note 10 yr	Short	USD	6	$709,687	March – 2023	$9,018
						$10,351
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	17	$1,834,805	March – 2023	$(1,919)
U.S. Treasury Ultra Bond	Long	USD	15	2,014,687	March – 2023	(35,029)
						$(36,948)
At December 31, 2022, the fund had liquid securities with an aggregate value of $124,400 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
15

MFS Income Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $32,348,694)	$28,881,169
Investments in affiliated issuers, at value (identified cost, $1,950,903)	1,775,885
Receivables for
Investments sold	412
Fund shares sold	84
Interest	274,389
Receivable from investment adviser	6,677
Other assets	399
Total assets	$30,939,015
Liabilities
Payables for
Forward foreign currency exchange contracts	$6,999
Net daily variation margin on open futures contracts	9,947
Fund shares reacquired	2,251
Payable to affiliates
Administrative services fee	142
Shareholder servicing costs	31
Distribution and/or service fees	56
Payable for independent Trustees' compensation	48
Accrued expenses and other liabilities	84,847
Total liabilities	$104,321
Net assets	$30,834,694
Net assets consist of
Paid-in capital	$37,013,055
Total distributable earnings (loss)	(6,178,361)
Net assets	$30,834,694
Shares of beneficial interest outstanding	3,819,066
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$28,129,375	3,482,035	$8.08
Service Class	2,705,319	337,031	8.03
See Notes to Financial Statements
16

MFS Income Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$1,123,701
Dividends from affiliated issuers	146,774
Other	2,013
Total investment income	$1,272,488
Expenses
Management fee	$172,050
Distribution and/or service fees	8,945
Shareholder servicing costs	8,746
Administrative services fee	17,500
Independent Trustees' compensation	3,000
Custodian fee	12,799
Shareholder communications	7,855
Audit and tax fees	86,828
Legal fees	181
Miscellaneous	34,778
Total expenses	$352,682
Reduction of expenses by investment adviser	(85,290)
Net expenses	$267,392
Net investment income (loss)	$1,005,096
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,020,491)
Affiliated issuers	(418,063)
Futures contracts	(1,075,895)
Forward foreign currency exchange contracts	51,184
Foreign currency	(123)
Net realized gain (loss)	$(2,463,388)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(3,741,127)
Affiliated issuers	(86,218)
Futures contracts	(101,003)
Forward foreign currency exchange contracts	(66,071)
Translation of assets and liabilities in foreign currencies	33,158
Net unrealized gain (loss)	$(3,961,261)
Net realized and unrealized gain (loss)	$(6,424,649)
Change in net assets from operations	$(5,419,553)
See Notes to Financial Statements
17

MFS Income Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$1,005,096	$983,716
Net realized gain (loss)	(2,463,388)	(49,687)
Net unrealized gain (loss)	(3,961,261)	(784,544)
Change in net assets from operations	$(5,419,553)	$149,485
Total distributions to shareholders	$(1,473,035)	$(3,069,012)
Change in net assets from fund share transactions	$(3,982,593)	$(2,634,018)
Total change in net assets	$(10,875,181)	$(5,553,545)
Net assets
At beginning of period	41,709,875	47,263,420
At end of period	$30,834,694	$41,709,875
See Notes to Financial Statements
18

MFS Income Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$9.81	$10.51	$9.98	$9.26	$9.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.29	$0.33	$0.33
Net realized and unrealized gain (loss)	(1.59)	(0.17)	0.63	0.74	(0.52)
Total from investment operations	$(1.33)	$0.06	$0.92	$1.07	$(0.19)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.39)	$(0.35)	$(0.39)
From net realized gain	(0.09)	(0.43)	—	—	—
Total distributions declared to shareholders	$(0.40)	$(0.76)	$(0.39)	$(0.35)	$(0.39)
Net asset value, end of period (x)	$8.08	$9.81	$10.51	$9.98	$9.26
Total return (%) (k)(r)(s)(x)	(13.71)	0.47	9.35	11.60	(1.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.00	0.89	0.89	1.01	1.03
Expenses after expense reductions (h)	0.75	0.75	0.75	0.78	0.80
Net investment income (loss)	2.97	2.28	2.83	3.32	3.42
Portfolio turnover	58	72	112	104	59
Net assets at end of period (000 omitted)	$28,129	$36,163	$41,438	$38,670	$38,111
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$9.72	$10.43	$9.90	$9.19	$9.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.21	$0.26	$0.30	$0.30
Net realized and unrealized gain (loss)	(1.55)	(0.19)	0.63	0.74	(0.50)
Total from investment operations	$(1.33)	$0.02	$0.89	$1.04	$(0.20)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.30)	$(0.36)	$(0.33)	$(0.36)
From net realized gain	(0.09)	(0.43)	—	—	—
Total distributions declared to shareholders	$(0.36)	$(0.73)	$(0.36)	$(0.33)	$(0.36)
Net asset value, end of period (x)	$8.03	$9.72	$10.43	$9.90	$9.19
Total return (%) (k)(r)(s)(x)	(13.85)	0.10	9.11	11.29	(2.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.24	1.14	1.14	1.26	1.28
Expenses after expense reductions (h)	1.00	1.00	1.00	1.03	1.05
Net investment income (loss)	2.54	2.03	2.59	3.07	3.17
Portfolio turnover	58	72	112	104	59
Net assets at end of period (000 omitted)	$2,705	$5,547	$5,825	$6,371	$6,614

See Notes to Financial Statements
19

MFS Income Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
20

MFS Income Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio's shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options
21

MFS Income Portfolio
Notes to Financial Statements  - continued
are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$8,328,173	$—	$8,328,173
Non - U.S. Sovereign Debt	—	787,048	—	787,048
Municipal Bonds	—	1,309,258	—	1,309,258
U.S. Corporate Bonds	—	7,798,916	—	7,798,916
Residential Mortgage-Backed Securities	—	15,847	—	15,847
Commercial Mortgage-Backed Securities	—	940,896	—	940,896
Asset-Backed Securities (including CDOs)	—	5,427,395	—	5,427,395
Foreign Bonds	—	4,273,636	—	4,273,636
Mutual Funds	1,775,885	—	—	1,775,885
Total	$1,775,885	$28,881,169	$—	$30,657,054

22

MFS Income Portfolio
Notes to Financial Statements  - continued
Other Financial Instruments
Futures Contracts – Assets	$10,351	$—	$—	$10,351
Futures Contracts – Liabilities	(36,948)	—	—	(36,948)
Forward Foreign Currency Exchange Contracts – Liabilities	—	(6,999)	—	(6,999)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets and liabilities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$10,351	$(36,948)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	—	(6,999)
Total		$10,351	$(43,947)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,075,895)	$—
Foreign Exchange	—	51,184
Total	$(1,075,895)	$51,184
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
23

MFS Income Portfolio
Notes to Financial Statements  - continued
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(101,003)	$—
Foreign Exchange	—	(66,071)
Total	$(101,003)	$(66,071)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
24

MFS Income Portfolio
Notes to Financial Statements  - continued
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
25

MFS Income Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$1,147,664	$2,283,010
Long-term capital gains	325,371	786,002
Total distributions	$1,473,035	$3,069,012
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$35,049,543
Gross appreciation	78,009
Gross depreciation	(4,504,094)
Net unrealized appreciation (depreciation)	$(4,426,085)
Undistributed ordinary income	1,128,130
Capital loss carryforwards	(2,880,510)
Other temporary differences	104
Total distributable earnings (loss)	$(6,178,361)
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,011,158)
Long-Term	(1,869,352)
Total	$(2,880,510)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$1,353,079	$2,672,197
Service Class	119,956	396,815
Total	$1,473,035	$3,069,012
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion	0.45%
26

MFS Income Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $4,784, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.75% of average daily net assets for the Initial Class shares and 1.00% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $80,506, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $8,170, which equated to 0.0238% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $576.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0509% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD but does incur investment and operating costs. The fund invests in MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$11,647,491	$10,395,408
Non-U.S. Government securities	7,936,778	12,476,710
27

MFS Income Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	190,052	$1,645,984	267,640	$2,743,079
Service Class	22,625	194,519	64,759	661,621
	212,677	$1,840,503	332,399	$3,404,700
Shares issued to shareholders in reinvestment of distributions
Initial Class	162,630	$1,353,079	271,288	$2,672,197
Service Class	14,505	119,956	40,574	396,815
	177,135	$1,473,035	311,862	$3,069,012
Shares reacquired
Initial Class	(558,344)	$(4,896,032)	(792,450)	$(8,158,937)
Service Class	(270,642)	(2,400,099)	(93,346)	(948,793)
	(828,986)	$(7,296,131)	(885,796)	$(9,107,730)
Net change
Initial Class	(205,662)	$(1,896,969)	(253,522)	$(2,743,661)
Service Class	(233,512)	(2,085,624)	11,987	109,643
	(439,174)	$(3,982,593)	(241,535)	$(2,634,018)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $173 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$5,165,690	$373,801	$3,471,915	$(418,221)	$(86,286)	$1,563,069
MFS Institutional Money Market Portfolio	201,300	31,629,614	31,618,324	158	68	212,816
	$5,366,990	$32,003,415	$35,090,239	$(418,063)	$(86,218)	$1,775,885

28

MFS Income Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$138,455	$—
MFS Institutional Money Market Portfolio	8,319	—
	$146,774	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
29

MFS Income Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Income Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
30

MFS Income Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

31

MFS Income Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
32

MFS Income Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Michael Skatrud
33

MFS Income Portfolio
Board Review of Investment Advisory Agreement
MFS Income Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
34

MFS Income Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
35

MFS Income Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $358,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
36

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
37

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
38

Annual Report
December 31, 2022
MFS®  U.S. Government
Money Market Portfolio
MFS® Variable Insurance Trust II
MKS-ANN

MFS® U.S. Government Money Market Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS U.S. Government Money Market Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS U.S. Government Money Market Portfolio
Portfolio Composition
Portfolio structure (u)
Composition including fixed income credit quality (a)(u)
A-1+	45.3%
A-1	54.7%
Other Assets Less Liabilities (o)	0.0%
Maturity breakdown (u)
0 - 7 days	50.2%
8 - 29 days	39.5%
30 - 59 days	10.3%
60 - 89 days	0.0%
90 - 365 days	0.0%
Other Assets Less Liabilities (o)	0.0%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(o)	Less than 0.1%.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS U.S. Government Money Market Portfolio
Performance Summary Through 12/31/22
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it cannot guarantee it will do so. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect the sponsor will provide financial support to the portfolio at any time. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on portfolio distributions or the redemption of contract units. The returns for the portfolio shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Share Class	Inception	1-Year Total Return	Current 7-day yield
Initial Class	7/19/85	1.17%	3.60%
Service Class	8/24/01	1.17%	3.60%
Notes to Performance Summary
Yields quoted are based on the latest seven days ended as of December 31, 2022, with dividends annualized. The yield quotations more closely reflect the current earnings of the portfolio than the total return quotations.
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the portfolio's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
3

MFS U.S. Government Money Market Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.45%	$1,000.00	$1,011.28	$2.28
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.45%	$1,000.00	$1,011.27	$2.28
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
4

MFS U.S. Government Money Market Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 69.8%
Fannie Mae, 3.954%, due 1/04/2023	$7,000,000	$ 6,997,725
Fannie Mae, 3.954%, due 1/18/2023	17,100,000	17,068,507
Federal Farm Credit Bank, 4.198%, due 2/02/2023	15,500,000	15,442,960
Freddie Mac, 3.751%, due 1/04/2023	15,500,000	15,495,221
Freddie Mac, 3.954%, due 1/06/2023	8,600,000	8,595,342
U.S. Treasury Bill, 3.66%, due 1/05/2023	20,875,000	20,866,627
U.S. Treasury Bill, 3.974%, due 1/10/2023	12,000,000	11,988,240
U.S. Treasury Bill, 3.843%, due 1/12/2023	22,000,000	21,974,523
U.S. Treasury Bill, 4.035%, due 1/17/2023	19,000,000	18,966,391
U.S. Treasury Bill, 4.035%, due 1/24/2023	16,000,000	15,959,315
U.S. Treasury Bill, 3.812%, due 1/26/2023	16,500,000	16,456,917
U.S. Treasury Bill, 4.005%, due 2/02/2023	11,333,000	11,293,209
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$181,104,977
Repurchase Agreements – 30.2%
Bank of America Corp. Repurchase Agreement, 4.24%, dated 12/30/2022, due 1/03/2023, total to be received $41,384,488 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $42,281,544)	$41,365,000	$ 41,365,000
JPMorgan Chase & Co. Repurchase Agreement, 4.25%, dated 12/30/2022, due 1/03/2023, total to be received $37,058,492 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $37,799,662)	37,041,000	37,041,000
Total Repurchase Agreements, at Cost and Value		$78,406,000
Other Assets, Less Liabilities – 0.0%		105,156
Net Assets – 100.0%		$259,616,133
(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
5

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at cost and value	$181,104,977
Investments in unaffiliated repurchase agreements, at cost and value	78,406,000
Cash	229
Receivables for
Fund shares sold	368,895
Interest	18,489
Other assets	2,382
Total assets	$259,900,972
Liabilities
Payables for
Fund shares reacquired	$203,043
Payable to affiliates
Investment adviser	8,221
Administrative services fee	380
Shareholder servicing costs	21
Accrued expenses and other liabilities	73,174
Total liabilities	$284,839
Net assets	$259,616,133
Net assets consist of
Paid-in capital	$259,616,133
Net assets	$259,616,133
Shares of beneficial interest outstanding	259,810,664
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$159,394,694	159,514,283	$1.00
Service Class	100,221,439	100,296,381	1.00
See Notes to Financial Statements
6

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$3,829,205
Other	5,889
Total investment income	$3,835,094
Expenses
Management fee	$1,028,548
Distribution and/or service fees	252,062
Shareholder servicing costs	5,888
Administrative services fee	49,401
Independent Trustees' compensation	5,273
Custodian fee	13,708
Shareholder communications	7,439
Audit and tax fees	40,263
Legal fees	1,310
Miscellaneous	34,391
Total expenses	$1,438,283
Reduction of expenses by investment adviser and distributor	(587,509)
Net expenses	$850,774
Net investment income (loss)	$2,984,320
Change in net assets from operations	$2,984,320
See Notes to Financial Statements
7

MFS U.S. Government Money Market Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$2,984,320	$0
Net realized gain (loss)	0	25,200
Change in net assets from operations	$2,984,320	$25,200
Total distributions to shareholders	$(2,984,320)	$—
Change in net assets from fund share transactions	$4,603,128	$(15,934,157)
Total change in net assets	$4,603,128	$(15,908,957)
Net assets
At beginning of period	255,013,005	270,921,962
At end of period	$259,616,133	$255,013,005
See Notes to Financial Statements
8

MFS U.S. Government Money Market Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	0.00	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.01	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	1.17	0.00	0.22	1.63	1.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.46	0.46	0.52	0.56	0.56
Expenses after expense reductions	0.33	0.04	0.24	0.55	0.55
Net investment income (loss)	1.17	0.00	0.20	1.63	1.25
Net assets at end of period (000 omitted)	$159,395	$149,896	$155,937	$149,689	$160,304
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	0.00	0.00(w)	0.00(w)	0.00(w)	—
Total from investment operations	$0.01	$0.00(w)	$0.00(w)	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.00)(w)	$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	1.17	0.00	0.22	1.63	1.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.71	0.77	0.81	0.81
Expenses after expense reductions	0.33	0.04	0.25	0.55	0.55
Net investment income (loss)	1.15	0.00	0.21	1.64	1.24
Net assets at end of period (000 omitted)	$100,221	$105,117	$114,985	$114,543	$128,156
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
9

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund’s Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund’s adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for debt instruments. Debt instruments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$259,510,977	$—	$259,510,977
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such
10

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At December 31, 2022, the fund had investments in repurchase agreements with a gross value of $78,406,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended December 31, 2022, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$2,984,320	$—
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$259,510,977
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$1,825,805	$—
Service Class	1,158,515	—
Total	$2,984,320	$—
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
11

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $35,704, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed to voluntarily waive receipt of the fund's management fee in order to avoid a negative yield. For the year ended December 31, 2022, this voluntary waiver amounted to $291,686 and had the effect of reducing the management fee by 0.12% of average daily net assets on an annualized basis. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.27% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.45% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, the fund’s actual operating expenses did not exceed the limits described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. MFS has also agreed to voluntarily reimburse the fund’s operating expenses in order to avoid a negative yield. For the year ended December 31, 2022, this voluntary reimbursement amounted to $8,057 and had the effect of reducing operating expenses by 0.01% of average daily net assets on an annualized basis.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this waiver amounted to $252,062, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2022 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $5,542, which equated to 0.0022% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $346.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0192% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
12

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
(4)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 12/31/22	Year ended 12/31/21
Shares sold
Initial Class	38,073,538	41,542,048
Service Class	27,134,670	26,866,611
	65,208,208	68,408,659
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,825,805	—
Service Class	1,158,515	—
	2,984,320	—
Shares reacquired
Initial Class	(30,394,757)	(47,603,051)
Service Class	(33,194,643)	(36,739,765)
	(63,589,400)	(84,342,816)
Net change
Initial Class	9,504,586	(6,061,003)
Service Class	(4,901,458)	(9,873,154)
	4,603,128	(15,934,157)
(5)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $1,265 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(6)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
13

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
(7)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
14

MFS U.S. Government Money Market Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS U.S. Government Money Market Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
15

MFS U.S. Government Money Market Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

16

MFS U.S. Government Money Market Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
17

MFS U.S. Government Money Market Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
18

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement
MFS U.S. Government Money Market Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary
19

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement - continued
waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
20

MFS U.S. Government Money Market Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/vit2 after choosing “Click here for access to Money Market fund reports”.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
21

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
22

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
23

Annual Report
December 31, 2022
MFS®  Blended Research®
Core Equity Portfolio
MFS® Variable Insurance Trust II
CGS-ANN

MFS® Blended Research® Core Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Core Equity Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
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MFS Blended Research Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.3%
Apple, Inc.	5.7%
Merck & Co., Inc.	2.6%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.3%
Alphabet, Inc., “C”	2.3%
Amazon.com, Inc.	2.1%
Alphabet, Inc., “A”	2.1%
Cigna Corp.	2.0%
Archer Daniels Midland Co.	1.8%

GICS equity sectors (g)
Information Technology	25.9%
Health Care	16.5%
Financials	12.3%
Consumer Discretionary	10.7%
Industrials	7.8%
Communication Services	7.4%
Consumer Staples	6.4%
Energy	4.4%
Real Estate	3.4%
Utilities	2.4%
Materials	2.0%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Blended Research Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of -16.00%, while Service Class shares of the fund provided a total return of -16.20%. These compare with a return of -18.11% over the same period for the fund's benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the health care sector benefited performance relative to the S&P 500 Index, led by the fund’s overweight positions in health services company McKesson, pharmaceutical company Merck and global health services provider Cigna. The stock price of Merck rose as the company’s earnings and sales results exceeded expectations due to favorable impacts from the COVID-19 recovery. Management also raised its forward-looking sales guidance, which further supported the stock.
Security selection in both the financials and consumer discretionary sectors also aided relative performance. Within the financials sector, the fund’s overweight positions in insurance company MetLife and reinsurer Everest Reinsurance benefited relative returns. The stock price of MetLife advanced as the company reported strong U.S. profits due to lower mortality rates and solid underwriting revenue. Within the consumer discretionary sector, an underweight position in shares of electric vehicle manufacturer Tesla contributed to relative performance as the stock price declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.
Elsewhere, the fund’s overweight positions in independent oil refiner Valero Energy and oilseeds, corn and wheat processor Archer Daniels Midland, and its holdings of natural gas services provider Cheniere Energy(b), strengthened relative returns. The stock price of Cheniere Energy climbed as the company reported revenue results that surpassed expectations, primarily driven by strength in global gas prices. The fund’s underweight position in computer graphics processor maker NVIDIA, which underperformed the benchmark, also bolstered relative performance.
Detractors from Performance
During the reporting period, security selection within both the information technology and communication services sectors held back the fund’s relative performance. Within the information technology sector, holding shares of software development company Atlassian(b) hindered relative returns. Although the company reported in-line revenue results, the stock price of Atlassian declined on lower-than-expected billings growth. Management also lowered its cloud growth guidance, which further weighed on the stock. The fund’s overweight positions in semiconductor chips and electronics engineering solutions provider Applied Materials and consulting and information technology services provider Accenture also detracted from relative returns. Within the communication services sector, the fund’s overweight positions in cable services provider Charter Communications, technology company Alphabet and
3

MFS Blended Research Core Equity Portfolio
Management Review - continued
integrated communications provider Lumen Technologies were also among the fund’s top relative detractors. The stock price of Alphabet declined as the company reported financial results below expectations, driven by lower-than-expected revenue growth and weak performance in its search, YouTube and ad network segments.
An underweight allocation to the energy sector weighed on relative performance, led by the fund’s underweight position and timing of ownership in shares of integrated oil and gas company ExxonMobil. The stock price of ExxonMobil advanced as the company posted higher-than-consensus earnings, particularly in its downstream segment, and increased its return to shareholders through stock repurchases and dividends. Not owning shares of integrated energy company Chevron further weakened the fund’s relative returns.
Stocks in other sectors that detracted from relative performance included the fund’s underweight position in health insurance and Medicare/Medicaid provider UnitedHealth Group and not owning shares of pharmaceutical company AbbVie.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Blended Research Core Equity Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual with sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/14/86	(16.00)%	8.38%	11.76%
Service Class	8/24/01	(16.20)%	8.11%	11.48%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(18.11)%	9.42%	12.56%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Blended Research Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Blended Research Core Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.44%	$1,000.00	$1,022.42	$2.24
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
Service Class	Actual	0.69%	$1,000.00	$1,021.21	$3.52
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Blended Research Core Equity Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Aerospace & Defense – 2.1%
General Dynamics Corp.	23,891	$ 5,927,596
Honeywell International, Inc.	6,428	1,377,520
Textron, Inc.	6,916	489,653
		$7,794,769
Airlines – 0.2%
United Airlines Holdings, Inc. (a)	17,512	$ 660,202
Alcoholic Beverages – 0.1%
Constellation Brands, Inc., “A”	1,532	$ 355,041
Apparel Manufacturers – 0.2%
NIKE, Inc., “B”	4,983	$ 583,061
Automotive – 1.7%
Aptiv PLC (a)	10,780	$ 1,003,941
General Motors Co.	20,320	683,565
Lear Corp.	13,823	1,714,328
LKQ Corp.	21,411	1,143,562
Tesla, Inc. (a)	14,218	1,751,373
		$6,296,769
Biotechnology – 1.4%
Biogen, Inc. (a)	15,115	$ 4,185,646
Gilead Sciences, Inc.	12,693	1,089,694
		$5,275,340
Broadcasting – 0.5%
Walt Disney Co. (a)	22,667	$ 1,969,309
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp.	12,658	$ 1,053,905
Raymond James Financial, Inc.	36,770	3,928,875
		$4,982,780
Business Services – 2.7%
Accenture PLC, “A”	19,841	$ 5,294,373
GoDaddy, Inc. (a)	54,388	4,069,310
PayPal Holdings, Inc. (a)	5,592	398,262
		$9,761,945
Cable TV – 1.0%
Charter Communications, Inc., “A” (a)	11,273	$ 3,822,674
Computer Software – 8.7%
Adobe Systems, Inc. (a)	17,422	$ 5,863,026
Atlassian Corp. (a)	14,744	1,897,258
Microsoft Corp.	94,689	22,708,316
Palo Alto Networks, Inc. (a)	7,154	998,269
		$31,466,869
8

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 6.2%
Apple, Inc.	159,846	$ 20,768,791
Seagate Technology Holdings PLC	12,750	670,778
ServiceNow, Inc. (a)	2,468	958,250
		$22,397,819
Construction – 0.3%
Sherwin-Williams Co.	4,039	$ 958,576
Consumer Products – 1.4%
Colgate-Palmolive Co.	59,933	$ 4,722,121
Procter & Gamble Co.	2,745	416,032
		$5,138,153
Consumer Services – 2.3%
Airbnb, Inc., “A” (a)	4,378	$ 374,319
Booking Holdings, Inc. (a)	2,864	5,771,762
Expedia Group, Inc. (a)	23,373	2,047,475
		$8,193,556
Electrical Equipment – 0.5%
TE Connectivity Ltd.	17,500	$ 2,009,000
Electronics – 5.8%
Applied Materials, Inc.	59,169	$ 5,761,877
Corning, Inc.	45,498	1,453,206
Intel Corp.	15,170	400,943
Lam Research Corp.	5,626	2,364,608
Micron Technology, Inc.	12,379	618,702
NVIDIA Corp.	2,649	387,125
NXP Semiconductors N.V.	23,187	3,664,242
Texas Instruments, Inc.	38,559	6,370,718
		$21,021,421
Energy - Independent – 2.6%
Marathon Petroleum Corp.	26,058	$ 3,032,891
Valero Energy Corp.	51,958	6,591,392
		$9,624,283
Energy - Integrated – 0.2%
Exxon Mobil Corp.	7,102	$ 783,351
Engineering - Construction – 0.2%
EMCOR Group, Inc.	4,760	$ 705,004
Entertainment – 0.2%
Live Nation Entertainment, Inc. (a)	8,193	$ 571,380
Food & Beverages – 3.1%
Archer Daniels Midland Co.	71,300	$ 6,620,205
Mondelez International, Inc.	18,323	1,221,228
PepsiCo, Inc.	12,267	2,216,156
Tyson Foods, Inc., “A”	17,093	1,064,039
		$11,121,628
9

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 0.3%
Albertsons Cos., Inc., “A”	51,849	$ 1,075,348
Gaming & Lodging – 0.5%
Marriott International, Inc., “A”	11,137	$ 1,658,188
Health Maintenance Organizations – 3.8%
Cigna Corp.	21,549	$ 7,140,046
Humana, Inc.	9,777	5,007,681
UnitedHealth Group, Inc.	2,900	1,537,522
		$13,685,249
Insurance – 5.4%
Ameriprise Financial, Inc.	11,253	$ 3,503,847
Berkshire Hathaway, Inc., “B” (a)	6,801	2,100,829
Equitable Holdings, Inc.	98,219	2,818,885
Everest Re Group Ltd.	11,357	3,762,233
Hartford Financial Services Group, Inc.	5,834	442,392
MetLife, Inc.	89,902	6,506,208
Reinsurance Group of America, Inc.	3,767	535,253
		$19,669,647
Internet – 5.1%
Alphabet, Inc., “A” (a)	85,041	$ 7,503,167
Alphabet, Inc., “C” (a)	92,548	8,211,784
Gartner, Inc. (a)	1,441	484,378
Meta Platforms, Inc., “A” (a)	20,530	2,470,580
		$18,669,909
Leisure & Toys – 1.3%
Brunswick Corp.	36,354	$ 2,620,396
Electronic Arts, Inc.	5,354	654,152
Polaris, Inc.	12,975	1,310,475
		$4,585,023
Machinery & Tools – 2.2%
Carrier Global Corp.	9,549	$ 393,896
Eaton Corp. PLC	14,976	2,350,483
Ingersoll Rand, Inc.	9,749	509,385
PACCAR, Inc.	20,440	2,022,947
Timken Co.	26,077	1,842,862
Wabtec Corp.	9,150	913,262
		$8,032,835
Major Banks – 4.3%
Bank of America Corp.	74,606	$ 2,470,951
JPMorgan Chase & Co.	63,568	8,524,469
Wells Fargo & Co.	112,261	4,635,256
		$15,630,676
Medical & Health Technology & Services – 1.6%
McKesson Corp.	13,594	$ 5,099,381
Veeva Systems, Inc. (a)	3,968	640,356
		$5,739,737
10

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 2.1%
Abbott Laboratories	7,364	$ 808,494
Boston Scientific Corp. (a)	13,334	616,964
Hologic, Inc. (a)	5,950	445,120
Medtronic PLC	37,295	2,898,567
Thermo Fisher Scientific, Inc.	5,526	3,043,113
		$7,812,258
Natural Gas - Pipeline – 1.4%
Cheniere Energy, Inc.	22,805	$ 3,419,838
Targa Resources Corp.	21,767	1,599,874
		$5,019,712
Network & Telecom – 0.5%
Equinix, Inc., REIT	2,701	$ 1,769,236
Oil Services – 0.1%
NOV, Inc.	22,187	$ 463,486
Other Banks & Diversified Financials – 3.1%
Mastercard, Inc., “A”	2,423	$ 842,550
SLM Corp.	267,335	4,437,761
Visa, Inc., “A”	29,143	6,054,750
		$11,335,061
Pharmaceuticals – 7.6%
Eli Lilly & Co.	10,012	$ 3,662,790
Johnson & Johnson	50,161	8,860,941
Merck & Co., Inc.	84,509	9,376,274
Pfizer, Inc.	31,222	1,599,815
Vertex Pharmaceuticals, Inc. (a)	14,166	4,090,857
		$27,590,677
Railroad & Shipping – 1.6%
CSX Corp.	183,402	$ 5,681,794
Real Estate – 2.9%
Extra Space Storage, Inc., REIT	17,631	$ 2,594,930
Host Hotels & Resorts, Inc., REIT	109,399	1,755,854
Life Storage, Inc., REIT	8,248	812,428
Simon Property Group, Inc., REIT	19,712	2,315,766
VICI Properties, Inc., REIT	90,962	2,947,169
		$10,426,147
Restaurants – 0.2%
Texas Roadhouse, Inc.	8,375	$ 761,706
Specialty Chemicals – 2.0%
Chemours Co.	114,403	$ 3,503,020
Linde PLC	8,162	2,662,281
Univar Solutions, Inc. (a)	38,392	1,220,866
		$7,386,167
11

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 6.6%
Amazon.com, Inc. (a)	90,955	$ 7,640,220
Builders FirstSource, Inc. (a)	13,580	881,070
Home Depot, Inc.	13,936	4,401,825
O'Reilly Automotive, Inc. (a)	6,623	5,590,011
Wal-Mart Stores, Inc.	39,395	5,585,817
		$24,098,943
Telecommunications - Wireless – 0.1%
T-Mobile US, Inc. (a)	3,998	$ 559,720
Telephone Services – 0.3%
Lumen Technologies, Inc.	201,324	$ 1,050,911
Trucking – 1.0%
United Parcel Service, Inc., “B”	19,972	$ 3,471,933
Utilities - Electric Power – 2.4%
American Electric Power Co., Inc.	15,933	$ 1,512,838
Exelon Corp.	71,127	3,074,820
PG&E Corp. (a)	26,924	437,784
Vistra Corp.	157,687	3,658,339
		$8,683,781
Total Common Stocks (Identified Cost, $265,869,224)		$360,351,074
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $2,600,968)	2,600,706	$ 2,601,486
Other Assets, Less Liabilities – 0.1%		379,063
Net Assets – 100.0%		$363,331,623
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,601,486 and $360,351,074, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
12

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $265,869,224)	$360,351,074
Investments in affiliated issuers, at value (identified cost, $2,600,968)	2,601,486
Receivables for
Fund shares sold	1,811
Dividends	737,824
Other assets	2,455
Total assets	$363,694,650
Liabilities
Payables for
Fund shares reacquired	$261,022
Payable to affiliates
Investment adviser	11,525
Administrative services fee	497
Shareholder servicing costs	52
Distribution and/or service fees	2,724
Accrued expenses and other liabilities	87,207
Total liabilities	$363,027
Net assets	$363,331,623
Net assets consist of
Paid-in capital	$235,302,394
Total distributable earnings (loss)	128,029,229
Net assets	$363,331,623
Shares of beneficial interest outstanding	7,691,470
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$230,412,892	4,852,618	$47.48
Service Class	132,918,731	2,838,852	46.82
See Notes to Financial Statements
13

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$7,264,270
Dividends from affiliated issuers	35,472
Other	20,807
Foreign taxes withheld	(12,282)
Total investment income	$7,308,267
Expenses
Management fee	$1,784,927
Distribution and/or service fees	466,471
Shareholder servicing costs	14,933
Administrative services fee	78,408
Independent Trustees' compensation	8,521
Custodian fee	24,048
Shareholder communications	8,030
Audit and tax fees	59,569
Legal fees	2,033
Miscellaneous	29,506
Total expenses	$2,476,446
Reduction of expenses by investment adviser	(62,049)
Net expenses	$2,414,397
Net investment income (loss)	$4,893,870
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$29,166,970
Affiliated issuers	296
Net realized gain (loss)	$29,167,266
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(116,586,267)
Affiliated issuers	518
Net unrealized gain (loss)	$(116,585,749)
Net realized and unrealized gain (loss)	$(87,418,483)
Change in net assets from operations	$(82,524,613)
See Notes to Financial Statements
14

MFS Blended Research Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$4,893,870	$4,503,703
Net realized gain (loss)	29,167,266	75,588,447
Net unrealized gain (loss)	(116,585,749)	50,895,083
Change in net assets from operations	$(82,524,613)	$130,987,233
Total distributions to shareholders	$(80,090,203)	$(40,220,081)
Change in net assets from fund share transactions	$(9,140,433)	$(28,019,737)
Total change in net assets	$(171,755,249)	$62,747,415
Net assets
At beginning of period	535,086,872	472,339,457
At end of period	$363,331,623	$535,086,872
See Notes to Financial Statements
15

MFS Blended Research Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$68.53	$57.28	$53.06	$45.29	$54.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.68	$0.63	$0.67	$0.80	$0.74
Net realized and unrealized gain (loss)	(10.77)	15.96	7.21	11.74	(4.12)
Total from investment operations	$(10.09)	$16.59	$7.88	$12.54	$(3.38)
Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.74)	$(0.88)	$(0.79)	$(0.77)
From net realized gain	(10.28)	(4.60)	(2.78)	(3.98)	(4.79)
Total distributions declared to shareholders	$(10.96)	$(5.34)	$(3.66)	$(4.77)	$(5.56)
Net asset value, end of period (x)	$47.48	$68.53	$57.28	$53.06	$45.29
Total return (%) (k)(r)(s)(x)	(16.00)	29.53	15.34	29.17	(7.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.45	0.45	0.45	0.45
Expenses after expense reductions	0.44	0.43	0.44	0.44	0.44
Net investment income (loss)	1.20	0.98	1.30	1.58	1.39
Portfolio turnover	43	51	56	46	54
Net assets at end of period (000 omitted)	$230,413	$313,788	$280,679	$285,654	$256,439
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$67.71	$56.68	$52.54	$44.87	$53.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.47	$0.54	$0.67	$0.61
Net realized and unrealized gain (loss)	(10.62)	15.76	7.12	11.64	(4.11)
Total from investment operations	$(10.09)	$16.23	$7.66	$12.31	$(3.50)
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.60)	$(0.74)	$(0.66)	$(0.63)
From net realized gain	(10.28)	(4.60)	(2.78)	(3.98)	(4.79)
Total distributions declared to shareholders	$(10.80)	$(5.20)	$(3.52)	$(4.64)	$(5.42)
Net asset value, end of period (x)	$46.82	$67.71	$56.68	$52.54	$44.87
Total return (%) (k)(r)(s)(x)	(16.20)	29.18	15.06	28.87	(7.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.70	0.70	0.70	0.70
Expenses after expense reductions	0.69	0.68	0.69	0.69	0.69
Net investment income (loss)	0.96	0.73	1.05	1.33	1.14
Portfolio turnover	43	51	56	46	54
Net assets at end of period (000 omitted)	$132,919	$221,299	$191,661	$186,380	$157,522

See Notes to Financial Statements
16

MFS Blended Research Core Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment
18

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$360,351,074	$—	$—	$360,351,074
Mutual Funds	2,601,486	—	—	2,601,486
Total	$362,952,560	$—	$—	$362,952,560
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
19

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$22,880,184	$8,025,024
Long-term capital gains	57,210,019	32,195,057
Total distributions	$80,090,203	$40,220,081
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$269,493,154
Gross appreciation	110,105,997
Gross depreciation	(16,646,591)
Net unrealized appreciation (depreciation)	$93,459,406
Undistributed ordinary income	4,890,956
Undistributed long-term capital gain	29,678,867
Total distributable earnings (loss)	$128,029,229
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$46,246,614	$23,828,611
Service Class	33,843,589	16,391,470
Total	$80,090,203	$40,220,081
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $62,049, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
20

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $14,148, which equated to 0.0032% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $785.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0176% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $19,205, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $190,976,086 and $276,474,440, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	117,071	$6,383,215	87,937	$5,655,805
Service Class	964,845	57,159,649	205,265	13,181,638
	1,081,916	$63,542,864	293,202	$18,837,443
Shares issued to shareholders in reinvestment of distributions
Initial Class	881,825	$45,519,812	363,572	$23,508,544
Service Class	664,251	33,843,589	256,317	16,391,470
	1,546,076	$79,363,401	619,889	$39,900,014
Shares reacquired
Initial Class	(725,440)	$(40,687,292)	(772,417)	$(49,707,987)
Service Class	(2,058,508)	(111,359,406)	(574,966)	(37,049,207)
	(2,783,948)	$(152,046,698)	(1,347,383)	$(86,757,194)
Net change
Initial Class	273,456	$11,215,735	(320,908)	$(20,543,638)
Service Class	(429,412)	(20,356,168)	(113,384)	(7,476,099)
	(155,956)	$(9,140,433)	(434,292)	$(28,019,737)
21

MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $2,184 and $1,536, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,708,524	$56,551,537	$55,659,389	$296	$518	$2,601,486
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$35,472	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
22

MFS Blended Research Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Blended Research Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
25

MFS Blended Research Core Equity Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
26

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Blended Research Core Equity Fund, which has substantially similar investment strategies, was in the 3rd
27

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
quintile relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2021. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
28

MFS Blended Research Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $62,932,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 27.06% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2022
MFS®  Core Equity Portfolio
MFS® Variable Insurance Trust II
RGS-ANN

MFS® Core Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Core Equity Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Core Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	5.6%
Microsoft Corp.	5.6%
Alphabet, Inc., “A”	3.1%
Amazon.com, Inc.	2.3%
Exxon Mobil Corp.	2.3%
Visa, Inc., “A”	1.7%
JPMorgan Chase & Co.	1.6%
Johnson & Johnson	1.6%
Cigna Corp.	1.5%
Pfizer, Inc.	1.3%
Global equity sectors (k)
Technology	26.8%
Health Care (s)	15.6%
Financial Services	14.7%
Capital Goods	14.5%
Consumer Cyclicals	11.1%
Energy	8.7%
Consumer Staples	5.2%
Telecommunications and Cable Television (s)	2.0%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Core Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Core Equity Portfolio (fund) provided a total return of -17.27%, while Service Class shares of the fund provided a total return of -17.48%. These compare with a return of -19.21% over the same period for the fund’s benchmark, the Russell 3000® Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
During the reporting period, favorable stock selection within the capital goods, health care and technology sectors contributed to the fund’s performance relative to the Russell 3000 Index. Within the capital goods sector, not owning shares of electric vehicle manufacturer Tesla strengthened relative results as the stock underperformed the benchmark. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter. Within the health care sector, the fund’s overweight positions in global health services provider Cigna, pharmaceutical company Merck, health services company McKesson, biotechnology company Vertex Pharmaceuticals and medical devices maker Boston Scientific aided relative returns. The stock price of Merck rose as the company’s earnings and sales results exceeded expectations due to favorable impacts from the COVID-19 recovery. Management also raised its forward-looking sales guidance, which further supported the stock. Within the technology sector, the fund’s underweight position in social networking service provider Meta Platforms(h), and not owning shares of weak-performing computer graphics processor maker NVIDIA, benefited relative returns. The stock price of NVIDIA declined as the company reported lower revenue derived from its gaming segment as demand in crypto mining subsided and inventory levels swelled.
Elsewhere, the fund's overweight position in wireless communications services provider T-Mobile US, and the timing of its ownership in shares of integrated energy company Chevron(h), strengthened relative returns. The stock price of Chevron climbed as the company posted above-consensus earnings due to strength in global liquified natural gas demand and better-than-expected upstream earnings.
Detractors from Performance
The fund’s overweight positions in life sciences consumables provider Maravai Lifesciences Holdings, software development company Atlassian, analytics services provider Clarivate (United Kingdom), international cable company Liberty Broadband (United Kingdom), customer information software manager Salesforce, technology company Alphabet and security risk intelligence solutions provider Rapid7 detracted from relative performance. The stock price of Alphabet declined as the company reported financial results below
3

MFS Core Equity Portfolio
Management Review - continued
expectations, driven by lower-than-expected revenue growth and weak performance in its search, YouTube and ad network segments. Additionally, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, insurance and investment firm Berkshire Hathaway and pharmaceutical company AbbVie weakened the fund’s relative returns as all three stocks outperformed the benchmark.
Respectfully,
Portfolio Manager(s)
Joseph MacDougall
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Core Equity Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/12/97	(17.27)%	9.53%	12.61%
Service Class	8/24/01	(17.48)%	9.26%	12.33%
Comparative benchmark(s)
Russell 3000® Index (f)	(19.21)%	8.79%	12.13%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 3000® Index(h) – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Core Equity Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Core Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.83%	$1,000.00	$1,022.82	$4.23
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
Service Class	Actual	1.08%	$1,000.00	$1,021.50	$5.50
	Hypothetical (h)	1.08%	$1,000.00	$1,019.76	$5.50
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
7

MFS Core Equity Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Aerospace & Defense – 2.8%
Curtiss-Wright Corp.	3,208	$ 535,704
General Dynamics Corp.	2,982	739,864
Honeywell International, Inc.	7,183	1,539,317
Howmet Aerospace, Inc.	21,750	857,168
Leidos Holdings, Inc.	3,317	348,915
Northrop Grumman Corp.	1,167	636,727
Raytheon Technologies Corp.	16,410	1,656,097
		$6,313,792
Alcoholic Beverages – 0.4%
Constellation Brands, Inc., “A”	3,440	$ 797,220
Apparel Manufacturers – 0.5%
NIKE, Inc., “B”	4,677	$ 547,256
On Holding AG (a)	12,403	212,836
Skechers USA, Inc., “A” (a)	6,293	263,991
		$1,024,083
Automotive – 1.1%
Aptiv PLC (a)	12,405	$ 1,155,278
LKQ Corp.	24,747	1,321,737
		$2,477,015
Biotechnology – 0.0%
Oxford Nanopore Technologies PLC (a)	39,129	$ 116,607
Broadcasting – 0.9%
Omnicom Group, Inc.	5,303	$ 432,566
Walt Disney Co. (a)	14,222	1,235,607
Warner Bros. Discovery, Inc. (a)	34,662	328,596
		$1,996,769
Brokerage & Asset Managers – 1.9%
Charles Schwab Corp.	16,930	$ 1,409,592
CME Group, Inc.	4,616	776,226
Invesco Ltd.	4,106	73,867
KKR & Co., Inc.	8,266	383,708
LPL Financial Holdings, Inc.	1,139	246,218
Raymond James Financial, Inc.	12,577	1,343,852
		$4,233,463
Business Services – 2.7%
Accenture PLC, “A”	7,031	$ 1,876,152
Amdocs Ltd.	12,563	1,141,977
Clarivate PLC (a)	72,650	605,901
Equifax, Inc.	1,255	243,922
Fidelity National Information Services, Inc.	10,380	704,283
Paya, Inc. (a)	69,729	548,767
PayPal Holdings, Inc. (a)	9,372	667,474
Thoughtworks Holding, Inc. (a)	26,518	270,218
		$6,058,694
8

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Cable TV – 0.3%
Cable One, Inc.	993	$ 706,877
Chemicals – 0.2%
Element Solutions, Inc.	22,557	$ 410,312
Computer Software – 8.9%
Adobe Systems, Inc. (a)	4,451	$ 1,497,895
Atlassian Corp. (a)	5,511	709,155
Black Knight, Inc. (a)	6,579	406,253
Cadence Design Systems, Inc. (a)	6,855	1,101,187
Check Point Software Technologies Ltd. (a)	2,696	340,127
Dun & Bradstreet Holdings, Inc.	21,510	263,713
Elastic N.V. (a)	4,177	215,116
Intuit, Inc.	2,291	891,703
Microsoft Corp. (s)	52,236	12,527,238
NICE Systems Ltd., ADR (a)	3,230	621,129
Salesforce, Inc. (a)	9,284	1,230,966
		$19,804,482
Computer Software - Systems – 7.1%
Apple, Inc. (s)	96,505	$ 12,538,895
Block, Inc., “A” (a)	12,013	754,897
Five9, Inc. (a)	3,303	224,142
Rapid7, Inc. (a)	6,881	233,816
ServiceNow, Inc. (a)	3,867	1,501,440
Zebra Technologies Corp., “A” (a)	1,867	478,717
		$15,731,907
Construction – 1.3%
AvalonBay Communities, Inc., REIT	4,183	$ 675,638
AZEK Co., Inc. (a)	20,005	406,502
Masco Corp.	11,786	550,053
Sherwin-Williams Co.	2,559	607,327
Vulcan Materials Co.	3,309	579,439
		$2,818,959
Consumer Products – 1.5%
Colgate-Palmolive Co.	12,654	$ 997,008
International Flavors & Fragrances, Inc.	4,533	475,240
Kimberly-Clark Corp.	5,968	810,156
Procter & Gamble Co.	7,618	1,154,584
		$3,436,988
Consumer Services – 0.6%
Booking Holdings, Inc. (a)	352	$ 709,378
Bright Horizons Family Solutions, Inc. (a)	6,629	418,290
Grand Canyon Education, Inc. (a)	2,944	311,063
		$1,438,731
Containers – 0.2%
Ball Corp.	6,739	$ 344,632
9

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 2.0%
AMETEK, Inc.	9,714	$ 1,357,240
Amphenol Corp., “A”	6,321	481,281
Johnson Controls International PLC	20,091	1,285,824
Sensata Technologies Holding PLC	29,030	1,172,231
TE Connectivity Ltd.	2,072	237,866
		$4,534,442
Electronics – 4.2%
Advanced Micro Devices (a)	10,494	$ 679,696
Analog Devices, Inc.	7,195	1,180,196
Applied Materials, Inc.	12,694	1,236,142
Broadcom, Inc.	4,116	2,301,379
Lam Research Corp.	2,300	966,690
Marvell Technology, Inc.	8,340	308,914
Monolithic Power Systems, Inc.	1,395	493,286
NXP Semiconductors N.V.	6,643	1,049,793
Texas Instruments, Inc.	7,363	1,216,515
		$9,432,611
Energy - Independent – 2.0%
ConocoPhillips	13,950	$ 1,646,100
Diamondback Energy, Inc.	7,373	1,008,479
Hess Corp.	5,203	737,889
Valero Energy Corp.	7,823	992,426
		$4,384,894
Energy - Integrated – 2.3%
Exxon Mobil Corp.	46,259	$ 5,102,368
Energy - Renewables – 0.3%
Enphase Energy, Inc. (a)	1,924	$ 509,783
Generac Holdings, Inc. (a)	831	83,648
		$593,431
Engineering - Construction – 0.3%
APi Group, Inc. (a)	15,280	$ 287,417
Jacobs Solutions, Inc.	3,390	407,037
		$694,454
Entertainment – 0.1%
Vivid Seats, Inc., “A” (a)(l)	28,408	$ 207,378
Food & Beverages – 2.8%
Archer Daniels Midland Co.	8,388	$ 778,826
Coca-Cola Co.	6,681	424,979
Coca-Cola Europacific Partners PLC	9,006	498,212
J.M. Smucker Co.	2,746	435,131
Mondelez International, Inc.	23,571	1,571,007
Oatly Group AB, ADR (a)(l)	96,272	167,513
PepsiCo, Inc.	13,153	2,376,221
		$6,251,889
Forest & Paper Products – 0.4%
Rayonier, Inc., REIT	27,401	$ 903,137
10

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 0.5%
International Game Technology PLC	18,741	$ 425,046
Las Vegas Sands Corp. (a)	3,378	162,380
Marriott International, Inc., “A”	3,974	591,689
		$1,179,115
General Merchandise – 1.0%
Dollar General Corp.	5,937	$ 1,461,986
Dollar Tree, Inc. (a)	5,993	847,650
		$2,309,636
Health Maintenance Organizations – 2.1%
Cigna Corp.	10,179	$ 3,372,710
Humana, Inc.	2,466	1,263,060
		$4,635,770
Insurance – 4.0%
Aon PLC	7,310	$ 2,194,023
Arthur J. Gallagher & Co.	6,846	1,290,745
Assurant, Inc.	2,816	352,169
Chubb Ltd.	7,298	1,609,939
Hartford Financial Services Group, Inc.	9,898	750,565
MetLife, Inc.	10,179	736,654
Reinsurance Group of America, Inc.	3,105	441,190
Voya Financial, Inc.	11,143	685,183
Willis Towers Watson PLC	3,710	907,392
		$8,967,860
Internet – 3.3%
Alphabet, Inc., “A” (a)(s)	78,179	$ 6,897,733
Gartner, Inc. (a)	1,082	363,704
		$7,261,437
Leisure & Toys – 0.8%
Electronic Arts, Inc.	8,421	$ 1,028,877
Funko, Inc., “A” (a)	27,680	301,989
Take-Two Interactive Software, Inc. (a)	3,506	365,080
		$1,695,946
Machinery & Tools – 2.8%
Dover Corp.	5,262	$ 712,527
Eaton Corp. PLC	8,759	1,374,725
Flowserve Corp.	19,773	606,636
Ingersoll Rand, Inc.	21,387	1,117,471
PACCAR, Inc.	7,100	702,687
Regal Rexnord Corp.	7,751	929,965
Wabtec Corp.	7,798	778,318
		$6,222,329
Major Banks – 3.7%
JPMorgan Chase & Co. (s)	26,810	$ 3,595,221
Morgan Stanley	19,699	1,674,809
PNC Financial Services Group, Inc.	6,850	1,081,889
Regions Financial Corp.	22,752	490,533
Wells Fargo & Co.	32,707	1,350,472
		$8,192,924
11

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 1.6%
ICON PLC (a)	6,706	$ 1,302,641
IDEXX Laboratories, Inc. (a)	788	321,472
McKesson Corp.	3,981	1,493,353
Veeva Systems, Inc. (a)	2,774	447,668
		$3,565,134
Medical Equipment – 4.8%
Agilent Technologies, Inc.	5,800	$ 867,970
Align Technology, Inc. (a)	722	152,270
Becton, Dickinson and Co.	7,013	1,783,406
Boston Scientific Corp. (a)	50,823	2,351,580
Envista Holdings Corp. (a)	13,521	455,252
Maravai Lifesciences Holdings, Inc., “A” (a)	83,238	1,191,136
Medtronic PLC	23,674	1,839,943
Quidel Corp. (a)	12,047	1,032,067
STERIS PLC	5,080	938,225
		$10,611,849
Natural Gas - Pipeline – 0.2%
Cheniere Energy, Inc.	3,530	$ 529,359
Network & Telecom – 0.6%
Equinix, Inc., REIT	1,140	$ 746,734
Motorola Solutions, Inc.	2,646	681,901
		$1,428,635
Oil Services – 0.6%
Cactus, Inc., “A”	12,396	$ 623,023
Schlumberger Ltd.	15,371	821,734
		$1,444,757
Other Banks & Diversified Financials – 3.6%
First Interstate BancSystem, Inc.	10,588	$ 409,226
First Republic Bank	3,367	410,404
M&T Bank Corp.	8,011	1,162,076
Moody's Corp.	3,502	975,727
Northern Trust Corp.	3,625	320,776
SLM Corp.	27,737	460,434
SVB Financial Group (a)	822	189,175
United Community Bank, Inc.	9,939	335,938
Visa, Inc., “A”	18,390	3,820,707
		$8,084,463
Pharmaceuticals – 7.3%
Eli Lilly & Co.	6,644	$ 2,430,641
Johnson & Johnson	19,611	3,464,283
Merck & Co., Inc.	24,418	2,709,177
Organon & Co.	27,434	766,232
Pfizer, Inc.	57,590	2,950,911
Vertex Pharmaceuticals, Inc. (a)	7,323	2,114,736
Zoetis, Inc.	12,071	1,769,005
		$16,204,985
Pollution Control – 0.5%
GFL Environmental, Inc.	38,435	$ 1,123,455
12

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Printing & Publishing – 0.1%
Warner Music Group Corp.	6,241	$ 218,560
Railroad & Shipping – 1.0%
Canadian Pacific Railway Ltd.	18,876	$ 1,407,961
CSX Corp.	25,823	799,996
		$2,207,957
Real Estate – 1.5%
Broadstone Net Lease, Inc., REIT	39,596	$ 641,851
Empire State Realty Trust, REIT, “A”	57,511	387,624
Extra Space Storage, Inc., REIT	4,727	695,720
Jones Lang LaSalle, Inc. (a)	1,967	313,481
STORE Capital Corp., REIT	20,877	669,317
Sun Communities, Inc., REIT	4,018	574,574
		$3,282,567
Restaurants – 1.6%
Starbucks Corp.	23,805	$ 2,361,456
Wendy's Co.	51,346	1,161,960
		$3,523,416
Specialty Chemicals – 1.7%
Air Products & Chemicals, Inc.	2,497	$ 769,725
Axalta Coating Systems Ltd. (a)	17,611	448,552
Chemours Co.	7,763	237,703
Diversey Holdings Ltd. (a)	67,122	285,940
DuPont de Nemours, Inc.	10,194	699,614
Linde PLC	2,979	971,690
Univar Solutions, Inc. (a)	8,847	281,335
		$3,694,559
Specialty Stores – 5.0%
Amazon.com, Inc. (a)(s)	61,795	$ 5,190,780
Home Depot, Inc.	9,300	2,937,498
Lululemon Athletica, Inc. (a)	1,962	628,585
Ross Stores, Inc.	9,686	1,124,254
Target Corp.	8,543	1,273,249
		$11,154,366
Telecommunications - Wireless – 1.7%
Liberty Broadband Corp. (a)	11,192	$ 853,614
SBA Communications Corp., REIT	4,925	1,380,527
T-Mobile US, Inc. (a)	11,626	1,627,640
		$3,861,781
Telephone Services – 0.1%
Altice USA, Inc., “A” (a)	34,525	$ 158,815
Tobacco – 0.5%
Philip Morris International, Inc.	10,283	$ 1,040,742
Trucking – 0.3%
Saia, Inc. (a)	2,832	$ 593,814
13

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 3.2%
American Electric Power Co., Inc.	4,190	$ 397,841
CenterPoint Energy, Inc.	27,832	834,682
Constellation Energy	4,082	351,909
Dominion Energy, Inc.	4,493	275,511
Duke Energy Corp.	6,938	714,545
Evergy, Inc.	3,630	228,436
Exelon Corp.	12,247	529,438
NextEra Energy, Inc.	17,579	1,469,604
PG&E Corp. (a)	56,458	918,007
PPL Corp.	9,034	263,973
Sempra Energy	2,762	426,839
Xcel Energy, Inc.	11,947	837,604
		$7,248,389
Total Common Stocks (Identified Cost, $163,614,613)		$220,257,755
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $3,265,395)	3,265,374	$ 3,266,354
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.33% (j) (Identified Cost, $116,228)	116,228	$ 116,228
Securities Sold Short – (0.3)%
Medical & Health Technology & Services – (0.2)%
Healthcare Services Group, Inc.	(26,385)	$ (316,620)
Telecommunications - Wireless – (0.1)%
Crown Castle, Inc., REIT	(2,286)	$ (310,073)
Total Securities Sold Short (Proceeds Received, $1,087,989)		$(626,693)
Other Assets, Less Liabilities – (0.1)%		(241,847)
Net Assets – 100.0%		$222,771,797
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,266,354 and $220,373,983, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2022, the fund had cash collateral of $6,995 and other liquid securities with an aggregate value of $2,565,394 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
14

MFS Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $102,554 of securities on loan (identified cost, $163,730,841)	$220,373,983
Investments in affiliated issuers, at value (identified cost, $3,265,395)	3,266,354
Deposits with brokers for
Securities sold short	6,995
Receivables for
Investments sold	439,147
Fund shares sold	97,458
Interest and dividends	244,791
Other assets	1,452
Total assets	$224,430,180
Liabilities
Payable to custodian	$40,000
Payables for
Securities sold short, at value (proceeds received, $1,087,989)	626,693
Investments purchased	460,948
Fund shares reacquired	318,169
Collateral for securities loaned, at value	116,228
Payable to affiliates
Investment adviser	10,483
Administrative services fee	339
Shareholder servicing costs	60
Distribution and/or service fees	1,438
Accrued expenses and other liabilities	84,025
Total liabilities	$1,658,383
Net assets	$222,771,797
Net assets consist of
Paid-in capital	$153,221,790
Total distributable earnings (loss)	69,550,007
Net assets	$222,771,797
Shares of beneficial interest outstanding	9,438,985
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$152,478,697	6,424,863	$23.73
Service Class	70,293,100	3,014,122	23.32
See Notes to Financial Statements
15

MFS Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$3,278,175
Dividends from affiliated issuers	50,611
Other	7,122
Income on securities loaned	627
Foreign taxes withheld	(6,700)
Total investment income	$3,329,835
Expenses
Management fee	$1,795,082
Distribution and/or service fees	174,231
Shareholder servicing costs	15,101
Administrative services fee	46,596
Independent Trustees' compensation	5,749
Custodian fee	13,444
Shareholder communications	19,700
Audit and tax fees	62,280
Legal fees	1,115
Dividend and interest expense on securities sold short	57,334
Interest expense and fees	1,177
Miscellaneous	32,537
Total expenses	$2,224,346
Reduction of expenses by investment adviser	(54,582)
Net expenses	$2,169,764
Net investment income (loss)	$1,160,071
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$11,420,821
Affiliated issuers	298
Securities sold short	202,043
Foreign currency	62
Net realized gain (loss)	$11,623,224
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(61,182,589)
Affiliated issuers	959
Securities sold short	208,647
Translation of assets and liabilities in foreign currencies	(35)
Net unrealized gain (loss)	$(60,973,018)
Net realized and unrealized gain (loss)	$(49,349,794)
Change in net assets from operations	$(48,189,723)
See Notes to Financial Statements
16

MFS Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$1,160,071	$619,698
Net realized gain (loss)	11,623,224	26,925,636
Net unrealized gain (loss)	(60,973,018)	30,895,347
Change in net assets from operations	$(48,189,723)	$58,440,681
Total distributions to shareholders	$(27,561,170)	$(20,746,234)
Change in net assets from fund share transactions	$15,779,075	$12,660,144
Total change in net assets	$(59,971,818)	$50,354,591
Net assets
At beginning of period	282,743,615	232,389,024
At end of period	$222,771,797	$282,743,615
See Notes to Financial Statements
17

MFS Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$32.33	$27.88	$24.81	$21.68	$25.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.09	$0.14	$0.18	$0.20
Net realized and unrealized gain (loss)	(5.50)	6.85	4.38	6.59	(0.78)
Total from investment operations	$(5.35)	$6.94	$4.52	$6.77	$(0.58)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.14)	$(0.18)	$(0.21)	$(0.18)
From net realized gain	(3.16)	(2.35)	(1.27)	(3.43)	(2.77)
Total distributions declared to shareholders	$(3.25)	$(2.49)	$(1.45)	$(3.64)	$(2.95)
Net asset value, end of period (x)	$23.73	$32.33	$27.88	$24.81	$21.68
Total return (%) (k)(r)(s)(x)	(17.27)	25.31	18.71	33.19	(3.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.85	0.87	0.88	0.87
Expenses after expense reductions	0.83	0.83	0.86	0.87	0.86
Net investment income (loss)	0.55	0.29	0.56	0.75	0.79
Portfolio turnover	28	35	46	37	40
Net assets at end of period (000 omitted)	$152,479	$206,060	$177,571	$167,488	$144,991
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.81	0.81	0.83	0.83	0.83

See Notes to Financial Statements
18

MFS Core Equity Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$31.84	$27.50	$24.50	$21.44	$24.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.02	$0.08	$0.12	$0.14
Net realized and unrealized gain (loss)	(5.42)	6.76	4.31	6.51	(0.78)
Total from investment operations	$(5.34)	$6.78	$4.39	$6.63	$(0.64)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.09)	$(0.12)	$(0.14)	$(0.11)
From net realized gain	(3.16)	(2.35)	(1.27)	(3.43)	(2.77)
Total distributions declared to shareholders	$(3.18)	$(2.44)	$(1.39)	$(3.57)	$(2.88)
Net asset value, end of period (x)	$23.32	$31.84	$27.50	$24.50	$21.44
Total return (%) (k)(r)(s)(x)	(17.48)	25.05	18.39	32.87	(4.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.11	1.10	1.12	1.13	1.12
Expenses after expense reductions	1.08	1.08	1.11	1.12	1.11
Net investment income (loss)	0.32	0.07	0.32	0.50	0.54
Portfolio turnover	28	35	46	37	40
Net assets at end of period (000 omitted)	$70,293	$76,684	$54,818	$46,744	$41,195
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.06	1.06	1.08	1.08	1.08
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
19

MFS Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party
20

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$220,257,755	$—	$—	$220,257,755
Mutual Funds	3,382,582	—	—	3,382,582
Total	$223,640,337	$—	$—	$223,640,337
Securities Sold Short	$(626,693)	$—	$—	$(626,693)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2022, this expense amounted to $57,334.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $102,554. The fair value of the fund's investment securities on loan and a related liability of $116,228 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder
21

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last fiscal year is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$8,251,087	$2,074,180
Long-term capital gains	19,310,083	18,672,054
Total distributions	$27,561,170	$20,746,234
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$166,351,785
Gross appreciation	69,767,228
Gross depreciation	(13,105,369)
Net unrealized appreciation (depreciation)	$56,661,859
Undistributed ordinary income	913,023
Undistributed long-term capital gain	11,975,120
Other temporary differences	5
Total distributable earnings (loss)	$69,550,007
22

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$19,378,556	$15,244,249
Service Class	8,182,614	5,501,985
Total	$27,561,170	$20,746,234
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $33,275, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 0.81% of average daily net assets for the Initial Class shares and 1.06% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $21,307, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $14,356, which equated to 0.0060% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $745.
23

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0195% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $159,031 and $261,941, respectively. The sales transactions resulted in net realized gains (losses) of $119,906.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $7,122, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short sales and short-term obligations, aggregated $66,665,000 and $78,030,957, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	282,734	$7,431,003	625,283	$19,234,200
Service Class	567,647	14,808,466	752,461	22,860,413
	850,381	$22,239,469	1,377,744	$42,094,613
Shares issued to shareholders in reinvestment of distributions
Initial Class	757,271	$19,378,556	493,821	$15,244,249
Service Class	325,094	8,182,614	180,808	5,501,985
	1,082,365	$27,561,170	674,629	$20,746,234
Shares reacquired
Initial Class	(987,891)	$(26,358,332)	(1,116,226)	$(34,482,616)
Service Class	(287,076)	(7,663,232)	(517,854)	(15,698,087)
	(1,274,967)	$(34,021,564)	(1,634,080)	$(50,180,703)
Net change
Initial Class	52,114	$451,227	2,878	$(4,167)
Service Class	605,665	15,327,848	415,415	12,664,311
	657,779	$15,779,075	418,293	$12,660,144
24

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $1,137 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,418,811	$33,915,660	$33,069,374	$298	$959	$3,266,354
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$50,611	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
25

MFS Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Core Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

27

MFS Core Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
28

MFS Core Equity Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall
29

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
30

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
31

MFS Core Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $21,242,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 30.79% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
32

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
34

Annual Report
December 31, 2022
MFS®  Corporate Bond Portfolio
MFS® Variable Insurance Trust II
BDS-ANN

MFS® Corporate Bond Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Corporate Bond Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Corporate Bond Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	74.7%
High Yield Corporates	8.1%
Emerging Markets Bonds	4.9%
U.S. Treasury Securities	2.0%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Debt Obligations	1.3%
Non-U.S. Government Bonds	1.0%
Municipal Bonds	0.4%
Asset-Backed Securities (o)	0.0%
Issuer country weightings (x)
United States	72.6%
Canada	5.2%
United Kingdom	3.5%
Australia	3.0%
Italy	2.6%
Ireland	2.2%
Switzerland	1.6%
United Arab Emirates	1.1%
Japan	1.1%
Other Countries	7.1%
Portfolio facts
Average Duration (d)	7.0
Average Effective Maturity (m)	10.8 yrs.
Composition including fixed income credit quality (a)(i)
AAA	3.5%
AA	6.1%
A	26.3%
BBB	47.3%
BB	7.8%
B	2.0%
CCC	0.2%
C (o)	0.0%
U.S. Government	4.1%
Not Rated	(3.1)%
Cash & Cash Equivalents	2.6%
Other	3.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
2

MFS Corporate Bond Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS Corporate Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of -16.36%, while Service Class shares of the fund provided a total return of -16.62%. These compare with a return of -15.26% over the same period for the fund’s benchmark, the Bloomberg U.S. Credit Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund’s overweight allocation to both the “BBB” and “BB” rated(r) credit quality segments detracted from performance relative to the Bloomberg U.S. Credit Index. From a sector perspective, the fund’s underweight exposure to both the institutional banking and sovereign sectors, and overweight exposure to the consumer cyclicals sector, also weakened relative returns. Security selection within “BBB” rated securities was another detractor from the fund’s relative performance. Conversely, the fund’s shorter duration(d) stance contributed to relative returns as interest rates rose during the reporting period.
Respectfully,
Portfolio Manager(s)
Alexander Mackey and Henry Peabody
Note to Shareholders: Effective January 20, 2023, John Mitchell was added as a Portfolio Manager and Henry Peabody is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Corporate Bond Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(16.36)%	0.28%	1.89%
Service Class	8/24/01	(16.62)%	0.03%	1.63%
Comparative benchmark(s)
Bloomberg U.S. Credit Index (f)	(15.26)%	0.42%	1.82%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Credit Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Corporate Bond Portfolio
Performance Summary – continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Corporate Bond Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.63%	$1,000.00	$987.01	$3.16
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21
Service Class	Actual	0.88%	$1,000.00	$985.45	$4.40
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Corporate Bond Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 96.4%
Aerospace & Defense – 2.5%
Boeing Co., 5.15%, 5/01/2030	$1,171,000	$ 1,142,474
Boeing Co., 5.805%, 5/01/2050	958,000	888,234
General Dynamics Corp., 3.625%, 4/01/2030	488,000	453,514
Raytheon Technologies Corp., 1.9%, 9/01/2031	293,000	230,037
Raytheon Technologies Corp., 2.375%, 3/15/2032	434,000	351,460
Raytheon Technologies Corp., 3.03%, 3/15/2052	434,000	294,230
		$3,359,949
Apparel Manufacturers – 0.5%
Tapestry, Inc., 4.125%, 7/15/2027	$95,000	$ 88,478
Tapestry, Inc., 3.05%, 3/15/2032	690,000	537,030
		$625,508
Asset-Backed & Securitized – 3.2%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.028%, 11/15/2054 (i)	$3,861,767	$ 227,516
ACREC 2021-FL1 Ltd., “A”, FLR, 5.476% (LIBOR - 1mo. + 1.15%), 10/16/2036 (n)	656,500	624,794
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 6.017% (LIBOR - 1mo. + 1.7%), 11/15/2036 (n)	175,000	164,741
Bayview Financial Revolving Mortgage Loan Trust, FLR, 5.988% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	52,009	63,921
BDS 2021-FL7 Ltd., “B”, FLR, 5.839% (LIBOR - 1mo. + 1.5%), 6/16/2036 (n)	163,500	153,396
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.266%, 7/15/2054 (i)	7,037,876	495,942
JPMorgan Chase Commercial Mortgage Securities Corp., 5.639%, 7/15/2042 (n)	79,526	64,711
KREF 2018-FT1 Ltd., “A”, FLR, 5.396% (LIBOR - 1mo. + 1.1%), 2/15/2039 (n)	288,000	278,249
KREF 2018-FT1 Ltd., “AS”, FLR, 5.626% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	316,500	295,508
Lehman Brothers Commercial Conduit Mortgage Trust, 0.764%, 2/18/2030 (i)	3,499	0
MF1 2022-FL8 Ltd., “A”, FLR, 5.175% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	496,852	476,408
PFP III 2021-8 Ltd., “A”, FLR, 5.326% (LIBOR - 1mo. + 1%), 8/09/2037 (n)	479,854	460,762
PFP III 2021-8 Ltd., “AS”, FLR, 5.576% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	603,000	566,453
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 5.389% (LIBOR - 1mo. + 1%), 4/25/2038 (n)	387,745	376,425
		$4,248,826
Automotive – 0.6%
Hyundai Capital America, 2%, 6/15/2028 (n)	$771,000	$ 628,017
Hyundai Capital America, 6.375%, 4/08/2030 (n)	119,000	120,583
		$748,600
Broadcasting – 2.2%
Activision Blizzard, Inc., 2.5%, 9/15/2050	$487,000	$ 299,067
Discovery, Inc., 5.3%, 5/15/2049	600,000	453,653
Prosus N.V., 3.832%, 2/08/2051 (n)	637,000	384,855
Walt Disney Co., 3.5%, 5/13/2040	961,000	773,614
Walt Disney Co., 3.6%, 1/13/2051	430,000	327,417
Warnermedia Holdings, Inc., 4.279%, 3/15/2032 (n)	442,000	364,104
Warnermedia Holdings, Inc., 5.391%, 3/15/2062 (n)	498,000	363,547
		$2,966,257
Brokerage & Asset Managers – 2.0%
Brookfield Finance, Inc., 2.34%, 1/30/2032	$1,076,000	$ 819,147
Intercontinental Exchange, Inc., 2.1%, 6/15/2030	929,000	757,553
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	412,000	309,917
Intercontinental Exchange, Inc., 3%, 9/15/2060	265,000	166,460
Intercontinental Exchange, Inc., 5.2%, 6/15/2062	132,000	124,353
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	146,000	136,376
LPL Holdings, Inc., 4%, 3/15/2029 (n)	291,000	253,199
8

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	$146,000	$ 124,122
		$2,691,127
Building – 0.6%
Vulcan Materials Co., 3.5%, 6/01/2030	$610,000	$ 537,310
Vulcan Materials Co., 4.5%, 6/15/2047	299,000	248,360
		$785,670
Business Services – 3.3%
Equifax, Inc., 3.1%, 5/15/2030	$347,000	$ 291,947
Equifax, Inc., 2.35%, 9/15/2031	436,000	338,315
Equinix, Inc., 2.625%, 11/18/2024	838,000	798,022
Equinix, Inc., 2.5%, 5/15/2031	934,000	750,461
Equinix, Inc., 3%, 7/15/2050	33,000	20,719
Fiserv, Inc., 2.25%, 6/01/2027	746,000	665,793
Fiserv, Inc., 4.4%, 7/01/2049	364,000	295,311
Iron Mountain, Inc., 4.5%, 2/15/2031 (n)	104,000	85,482
Visa, Inc., 2.05%, 4/15/2030	468,000	395,460
Visa, Inc., 3.65%, 9/15/2047	865,000	708,437
		$4,349,947
Cable TV – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$162,000	$ 157,915
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	896,000	702,861
Comcast Corp., 1.95%, 1/15/2031	371,000	299,873
Comcast Corp., 1.5%, 2/15/2031	184,000	143,263
Comcast Corp., 2.8%, 1/15/2051	931,000	587,558
Time Warner Cable, Inc., 4.5%, 9/15/2042	492,000	360,195
		$2,251,665
Chemicals – 0.1%
RPM International, Inc., 4.55%, 3/01/2029	$131,000	$ 121,261
RPM International, Inc., 4.25%, 1/15/2048	67,000	49,975
		$171,236
Computer Software – 0.9%
Cisco Systems, Inc., 5.5%, 1/15/2040	$262,000	$ 272,639
Microsoft Corp., 2.525%, 6/01/2050	1,047,000	688,977
VeriSign, Inc., 4.75%, 7/15/2027	248,000	239,378
		$1,200,994
Computer Software - Systems – 0.9%
Apple, Inc., 1.7%, 8/05/2031 (f)	$830,000	$ 663,566
Apple, Inc., 2.7%, 8/05/2051	727,000	479,268
		$1,142,834
Conglomerates – 1.0%
Otis Worldwide Corp., 2.565%, 2/15/2030	$632,000	$ 531,006
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	467,000	439,656
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	337,000	323,538
		$1,294,200
9

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Products – 1.1%
Hasbro, Inc., 3.9%, 11/19/2029	$783,000	$ 695,840
Mattel, Inc., 3.75%, 4/01/2029 (n)	938,000	823,869
		$1,519,709
Consumer Services – 1.3%
Booking Holdings, Inc., 3.6%, 6/01/2026	$1,761,000	$ 1,684,573
Electrical Equipment – 2.2%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$1,261,000	$ 1,145,529
Ciena Corp., 4%, 1/31/2030 (n)	1,123,000	988,363
Commscope, Inc., 4.75%, 9/01/2029 (n)	1,018,000	820,712
		$2,954,604
Electronics – 2.9%
Broadcom, Inc., 4.3%, 11/15/2032	$437,000	$ 385,146
Broadcom, Inc., 3.187%, 11/15/2036 (n)	414,000	297,371
Lam Research Corp., 1.9%, 6/15/2030	151,000	123,035
Lam Research Corp., 4.875%, 3/15/2049	283,000	267,928
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031	687,000	547,182
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.25%, 5/11/2041	646,000	450,741
Qualcomm, Inc., 3.25%, 5/20/2027	308,000	292,893
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	823,000	716,425
Sensata Technologies, Inc., 3.75%, 2/15/2031 (n)	105,000	86,377
TSMC Arizona Corp., 3.875%, 4/22/2027	296,000	284,549
TSMC Arizona Corp., 3.125%, 10/25/2041	589,000	457,180
		$3,908,827
Emerging Market Quasi-Sovereign – 1.0%
Korea Hydro & Nuclear Power Co. Ltd., 4.25%, 7/27/2027 (n)	$807,000	$ 775,971
Qatar Petroleum, 3.125%, 7/12/2041 (n)	781,000	600,130
		$1,376,101
Emerging Market Sovereign – 0.3%
United Mexican States, 4.28%, 8/14/2041	$576,000	$ 444,109
Energy - Independent – 0.4%
EQT Corp., 3.625%, 5/15/2031 (n)	$300,000	$ 254,231
Hess Corp., 5.8%, 4/01/2047	315,000	300,719
		$554,950
Energy - Integrated – 1.6%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$297,000	$ 236,767
BP Capital Markets America, Inc., 3.001%, 3/17/2052	427,000	281,469
Eni S.p.A., 4.75%, 9/12/2028 (n)	761,000	736,471
Eni S.p.A., 4.25%, 5/09/2029 (n)	940,000	868,946
		$2,123,653
Entertainment – 0.5%
Royal Caribbean Cruises Ltd., 4.25%, 7/01/2026 (n)	$751,000	$ 607,069
Financial Institutions – 2.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$1,410,000	$ 1,274,626
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	260,000	203,258
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041	207,000	146,344
Air Lease Corp., 2.875%, 1/15/2032	678,000	538,624
10

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	$624,000	$ 568,555
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	841,000	675,099
		$3,406,506
Food & Beverages – 3.1%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	$177,000	$ 158,222
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/2058	444,000	389,740
Constellation Brands, Inc., 2.25%, 8/01/2031	761,000	604,534
Constellation Brands, Inc., 4.75%, 5/09/2032	437,000	420,488
Constellation Brands, Inc., 3.75%, 5/01/2050	242,000	181,104
Diageo Capital PLC, 2.375%, 10/24/2029	564,000	481,146
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	308,000	293,068
JBS USA Lux S.A./JBS USA Finance, Inc., 3.75%, 12/01/2031 (n)	308,000	251,606
Kraft Heinz Foods Co., 4.875%, 10/01/2049	149,000	129,338
Kraft Heinz Foods Co., 5.5%, 6/01/2050	648,000	619,291
SYSCO Corp., 2.4%, 2/15/2030	148,000	123,016
SYSCO Corp., 2.45%, 12/14/2031	284,000	228,107
SYSCO Corp., 4.45%, 3/15/2048	320,000	262,354
		$4,142,014
Gaming & Lodging – 2.4%
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	$1,132,000	$ 906,506
Marriott International, Inc., 4%, 4/15/2028	449,000	416,979
Marriott International, Inc., 2.85%, 4/15/2031	984,000	796,826
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	150,000	139,939
VICI Properties LP / VICI Note Co., Inc., 4.125%, 8/15/2030 (n)	300,000	262,549
VICI Properties LP, REIT, 4.75%, 2/15/2028	748,000	709,603
		$3,232,402
Insurance – 0.5%
Corebridge Financial, Inc., 3.9%, 4/05/2032 (n)	$591,000	$ 516,160
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)	96,000	78,754
		$594,914
Insurance - Health – 1.8%
Humana, Inc., 2.15%, 2/03/2032	$299,000	$ 233,319
Humana, Inc., 4.95%, 10/01/2044	485,000	437,916
UnitedHealth Group, Inc., 5.3%, 2/15/2030	432,000	445,151
UnitedHealth Group, Inc., 4.625%, 7/15/2035	833,000	807,581
UnitedHealth Group, Inc., 5.875%, 2/15/2053	455,000	491,293
		$2,415,260
Insurance - Property & Casualty – 1.4%
Aon Corp., 3.75%, 5/02/2029	$717,000	$ 661,392
Aon Corp./Aon Global Holdings PLC, 2.05%, 8/23/2031	455,000	359,758
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	111,000	90,599
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032 (n)	804,000	754,645
		$1,866,394
International Market Quasi-Sovereign – 0.4%
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	$699,000	$ 532,839
International Market Sovereign – 0.6%
Government of Bermuda, 5%, 7/15/2032 (n)	$783,000	$ 777,639
11

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Machinery & Tools – 0.6%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$905,000	$ 847,666
Major Banks – 15.1%
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	$351,000	$ 317,841
Bank of America Corp., 2.676% to 6/19/2040, FLR (SOFR - 1 day + 1.93%) to 6/19/2041	721,000	485,017
Bank of America Corp., 3.311% to 4/22/2041, FLR (SOFR - 1 day + 1.58%) to 4/22/2042	501,000	367,301
Bank of New York Mellon Corp., 5.802% to 10/25/2027, FLR (SOFR - 1 day + 1.802%) to 10/25/2028	605,000	625,597
Bank of New York Mellon Corp., 5.834% to 10/25/2032, FLR (SOFR - 1 day + 2.074%) to 10/25/2033	454,000	470,614
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	501,000	381,553
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	431,000	356,747
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	280,000	190,015
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	447,000	390,920
Goldman Sachs Group, Inc., 2.64% to 2/24/2027, FLR (SOFR - 1 day + 1.114%) to 2/24/2028	430,000	382,866
Goldman Sachs Group, Inc., 2.6%, 2/07/2030	339,000	282,902
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR - 1 day + 1.264%) to 10/21/2032	1,036,000	817,994
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	426,000	345,904
HSBC Holdings PLC, 2.871% to 11/22/2031, FLR (SOFR - 1 day + 1.41%) to 11/22/2032	1,193,000	911,738
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	1,112,000	878,959
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	1,111,000	851,223
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	223,000	193,132
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	532,000	414,512
Morgan Stanley, 0.985% to 12/10/2025, FLR (SOFR - 1 day + 0.72%) to 12/10/2026	935,000	819,262
Morgan Stanley, 4.431% to 1/23/2029, FLR (LIBOR - 3mo. + 1.63%) to 1/23/2030	439,000	408,579
Morgan Stanley, 2.699% to 1/22/2030, FLR (SOFR - 1 day + 1.143%) to 1/22/2031	832,000	687,520
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	869,000	758,640
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR - 1 day + 1.485%) to 4/22/2042	503,000	372,207
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	1,037,000	788,594
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	921,000	795,282
Royal Bank of Canada, 2.3%, 11/03/2031	827,000	665,161
Société Générale S.A., 2.797% to 1/19/2027, FLR (CMT - 1yr. + 1.3%) to 1/19/2028 (n)	302,000	264,222
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	1,054,000	791,901
Toronto-Dominion Bank, 4.108%, 6/08/2027	513,000	495,892
Toronto-Dominion Bank, 4.693%, 9/15/2027	597,000	590,177
Toronto-Dominion Bank, 2%, 9/10/2031	378,000	297,632
Toronto-Dominion Bank, 4.456%, 6/08/2032	211,000	201,119
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	454,000	384,870
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	900,000	683,783
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	700,000	619,867
UniCredit S.p.A., 1.982% to 6/03/2026, FLR (CMT - 1yr. + 1.2%) to 6/03/2027 (n)	201,000	171,356
Wells Fargo & Co., 3.908% to 4/25/2025, FLR (SOFR - 1 day + 1.32%) to 4/25/2026	691,000	671,588
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	1,128,000	950,225
		$20,082,712
Medical & Health Technology & Services – 1.5%
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	$793,000	$ 673,507
Alcon Finance Corp., 5.375%, 12/06/2032 (n)	200,000	201,016
Alcon Finance Corp., 3.8%, 9/23/2049 (n)	230,000	174,567
Becton, Dickinson and Co., 2.823%, 5/20/2030	139,000	119,298
Becton, Dickinson and Co., 4.298%, 8/22/2032	126,000	117,939
Becton, Dickinson and Co., 4.685%, 12/15/2044	286,000	255,620
Becton, Dickinson and Co., 4.669%, 6/06/2047	42,000	36,958
Thermo Fisher Scientific, Inc., 2%, 10/15/2031	293,000	237,292
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	243,000	178,837
		$1,995,034
12

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.5%
Boston Scientific Corp., 2.65%, 6/01/2030	$339,000	$ 289,570
Danaher Corp., 2.6%, 10/01/2050	596,000	380,081
		$669,651
Metals & Mining – 2.9%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$389,000	$ 327,130
Anglo American Capital PLC, 2.625%, 9/10/2030 (n)	827,000	672,091
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	321,000	250,517
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	655,000	614,536
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	904,000	751,842
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	745,000	609,652
Novelis Corp., 4.75%, 1/30/2030 (n)	727,000	644,533
		$3,870,301
Midstream – 4.6%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$512,000	$ 462,808
Enbridge, Inc., 3.4%, 8/01/2051	605,000	410,635
Energy Transfer LP, 4%, 10/01/2027	285,000	265,984
Energy Transfer LP, 5.55%, 2/15/2028	218,000	216,241
Energy Transfer LP, 3.75%, 5/15/2030	493,000	434,671
Energy Transfer LP, 5.75%, 2/15/2033	251,000	245,568
Energy Transfer LP, 7.125% to 5/15/2030, FLR (CMT - 5yr. + 5.306%) to 5/15/2171	377,000	314,795
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	799,000	671,102
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	1,108,366	1,025,355
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)	452,159	384,160
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/2025	301,000	294,536
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	354,000	306,941
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	442,000	415,467
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	203,000	188,164
Targa Resources Corp., 4.2%, 2/01/2033	186,000	160,028
Targa Resources Corp., 4.95%, 4/15/2052	414,000	327,517
		$6,123,972
Municipals – 0.4%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$340,000	$ 272,845
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	290,000	268,421
		$541,266
Natural Gas - Distribution – 0.2%
NiSource, Inc., 5.65%, 2/01/2045	$223,000	$ 217,582
Natural Gas - Pipeline – 0.9%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$1,375,000	$ 1,225,196
Network & Telecom – 0.5%
AT&T, Inc., 2.75%, 6/01/2031	$612,000	$ 507,173
Verizon Communications, Inc., 2.1%, 3/22/2028	177,000	153,614
		$660,787
Oils – 0.4%
Puma International Financing S.A., 5%, 1/24/2026	$604,000	$ 525,934
13

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – 0.8%
American Express Co., 4.989% to 5/26/2032, FLR (SOFR - 1 day + 2.255%) to 5/26/2033	$772,000	$ 742,054
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	416,000	364,520
		$1,106,574
Pharmaceuticals – 0.5%
AstraZeneca PLC, 1.375%, 8/06/2030	$328,000	$ 259,129
Merck & Co., Inc., 2.75%, 12/10/2051	296,000	197,769
Pfizer, Inc., 2.55%, 5/28/2040	296,000	214,031
		$670,929
Pollution Control – 0.4%
Waste Connections, Inc., 4.2%, 1/15/2033	$512,000	$ 475,517
Railroad & Shipping – 0.5%
Canadian Pacific Railway Co., 3%, 12/02/2041	$417,000	$ 314,375
Canadian Pacific Railway Co., 3.1%, 12/02/2051	558,000	375,139
		$689,514
Real Estate - Apartment – 0.5%
American Homes 4 Rent LP, REIT, 2.375%, 7/15/2031	$607,000	$ 468,196
American Homes 4 Rent LP, REIT, 3.375%, 7/15/2051	209,000	130,058
		$598,254
Real Estate - Office – 0.7%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$628,000	$ 481,613
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	531,000	397,401
		$879,014
Real Estate - Other – 1.1%
EPR Properties, REIT, 3.6%, 11/15/2031	$447,000	$ 323,852
Lexington Realty Trust Co., 2.375%, 10/01/2031	865,000	655,766
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	581,000	453,999
		$1,433,617
Real Estate - Retail – 1.2%
Brixmor Operating Partnership LP, REIT, 4.125%, 5/15/2029	$114,000	$ 101,923
Brixmor Operating Partnership LP, REIT, 2.5%, 8/16/2031	586,000	448,197
Spirit Realty, LP, REIT, 4.45%, 9/15/2026	303,000	289,339
Spirit Realty, LP, REIT, 3.2%, 2/15/2031	368,000	293,804
STORE Capital Corp., REIT, 2.7%, 12/01/2031	709,000	520,503
		$1,653,766
Retailers – 2.0%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$775,000	$ 544,228
Amazon.com, Inc., 3.6%, 4/13/2032	747,000	683,599
AutoZone, Inc., 4.75%, 8/01/2032	370,000	358,598
Home Depot, Inc., 3.3%, 4/15/2040	918,000	730,914
Nordstrom, Inc., 4.25%, 8/01/2031	492,000	351,829
		$2,669,168
Specialty Chemicals – 0.5%
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	$436,000	$ 345,911
International Flavors & Fragrances, Inc., 3.268%, 11/15/2040 (n)	436,000	311,009
		$656,920
14

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Specialty Stores – 0.5%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$530,000	$ 413,659
DICK'S Sporting Goods, 4.1%, 1/15/2052	461,000	297,196
		$710,855
Telecommunications - Wireless – 3.5%
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	$1,009,000	$ 690,156
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	656,000	641,078
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	556,000	467,662
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)	425,000	366,755
Rogers Communications, Inc., 4.5%, 3/15/2042 (n)	422,000	343,958
Rogers Communications, Inc., 4.55%, 3/15/2052 (n)	188,000	145,754
T-Mobile USA, Inc., 2.05%, 2/15/2028	795,000	682,772
T-Mobile USA, Inc., 3%, 2/15/2041	850,000	599,780
Vodafone Group PLC, 4.125% to 6/04/2031, FLR (CMT - 1yr. + 2.767%) to 6/04/2051, FLR (CMT - 1yr. + 3.517%) to 6/04/2081	1,010,000	749,633
		$4,687,548
Tobacco – 0.2%
Philip Morris International, Inc., 5.625%, 11/17/2029	$211,000	$ 214,055
Transportation - Services – 0.3%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$421,000	$ 457,380
U.S. Treasury Obligations – 4.0%
U.S. Treasury Bonds, 1.375%, 11/15/2040 (f)	$1,000,000	$ 650,117
U.S. Treasury Bonds, 2.375%, 2/15/2042	1,836,000	1,401,815
U.S. Treasury Bonds, 2.875%, 5/15/2052	608,000	487,160
U.S. Treasury Note, 4.125%, 11/15/2032	527,000	537,787
U.S. Treasury Notes, 2.625%, 4/15/2025	702,000	675,620
U.S. Treasury Notes, 4.125%, 9/30/2027	372,000	373,395
U.S. Treasury Notes, 3.875%, 9/30/2029	1,267,000	1,258,042
		$5,383,936
Utilities - Electric Power – 8.5%
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	$181,000	$ 148,540
CenterPoint Energy, Inc., 2.65%, 6/01/2031	613,000	505,944
Duke Energy Carolinas LLC, 2.45%, 2/01/2030	957,000	817,407
Duke Energy Corp., 3.3%, 6/15/2041	240,000	174,602
Duke Energy Corp., 3.75%, 9/01/2046	743,000	551,282
Enel Finance International N.V., 4.625%, 6/15/2027 (n)	600,000	567,623
Enel Finance International N.V., 2.25%, 7/12/2031 (n)	294,000	213,916
Enel Finance International N.V., 7.75%, 10/14/2052 (n)	296,000	316,213
Evergy, Inc., 2.9%, 9/15/2029	1,439,000	1,242,632
FirstEnergy Corp., 4.4%, 7/15/2027	707,000	657,686
FirstEnergy Corp., 2.65%, 3/01/2030	373,000	304,122
FirstEnergy Corp., 3.4%, 3/01/2050	837,000	552,253
Florida Power & Light Co., 2.85%, 4/01/2025	287,000	274,796
Florida Power & Light Co., 2.45%, 2/03/2032	393,000	327,413
Florida Power & Light Co., 3.95%, 3/01/2048	287,000	236,858
Georgia Power Co., 4.7%, 5/15/2032	397,000	382,732
Georgia Power Co., 5.125%, 5/15/2052	466,000	436,834
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	645,000	520,861
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	73,000	58,904
NextEra Energy Capital Holdings, Inc., 3.8% to 3/15/2027, FLR (CMT - 5yr. + 2.547%) to 3/15/2082	551,000	448,980
Pacific Gas & Electric Co., 5.45%, 6/15/2027	350,000	345,138
Pacific Gas & Electric Co., 2.5%, 2/01/2031	970,000	752,610
Southern California Edison Co., 4.5%, 9/01/2040	273,000	233,117
15

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Southern California Edison Co., 3.65%, 2/01/2050	$451,000	$ 329,376
Southern Co., 3.7%, 4/30/2030	241,000	217,508
Virginia Electric & Power Co., 2.875%, 7/15/2029	579,000	509,763
Xcel Energy, Inc., 4.6%, 6/01/2032	215,000	205,332
		$11,332,442
Total Bonds (Identified Cost, $150,355,833)		$128,357,966
Investment Companies (h) – 2.7%
Money Market Funds – 2.7%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $3,561,521)	3,561,163	$ 3,562,231
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Market Index Securities – 0.0%
Markit CDX North America High Yield Series 39 Index Credit Default Swap - Fund pays 5%, Fund receives notional amount upon a defined credit event of an Index constituent – January 2023 @ $98	Put	JPMorgan Chase Bank	$ 4,029,963	$4,000,000	$10,387
Markit CDX North America High Yield Series 39 Index Credit Default Swap - Fund pays 5%, Fund receives notional amount upon a defined credit event of an Index constituent – March 2023 @ $98	Put	Merrill Lynch International	3,022,472	3,000,000	37,924
Total Purchased Options (Premiums Paid, $86,880)					$48,311
Written Options (see table below) – (0.0)%
(Premiums Received, $22,960)					$(12,931)
Other Assets, Less Liabilities – 0.9%					1,264,664
Net Assets – 100.0%					$133,220,241
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,562,231 and $128,406,277, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $37,994,293, representing 28.5% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
16

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
Derivative Contracts at 12/31/22
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
Markit CDX North America High Yield Series 39 Index Credit Default Swap - Fund pays 5%, Fund receives notional amount upon a defined credit event of an Index constituent	Put	JPMorgan Chase Bank	$(4,000,000)	$(4,029,963)	$91.00	January – 2023	$(2,222)
Markit CDX North America High Yield Series 39 Index Credit Default Swap - Fund pays 5%, Fund receives notional amount upon a defined credit event of an Index constituent	Put	Merrill Lynch International	(3,000,000)	(3,022,472)	91.00	March – 2023	(10,709)
							$(12,931)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	91,144	USD	95,270	Brown Brothers Harriman	1/20/2023	$2,400
EUR	176,904	USD	184,331	HSBC Bank	1/20/2023	5,240
EUR	138,979	USD	143,845	State Street Bank Corp.	1/20/2023	5,086
						$12,726
Liability Derivatives
USD	376,884	EUR	382,752	Citibank N.A.	1/20/2023	$(33,275)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	58	$11,894,531	March – 2023	$8,588
U.S. Treasury Note 5 yr	Short	USD	34	3,669,609	March – 2023	3,362
U.S. Treasury Ultra Note 10 yr	Short	USD	143	16,914,219	March – 2023	167,737
						$179,687
17

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	10	$1,253,438	March – 2023	$(11,755)
U.S. Treasury Ultra Bond	Long	USD	35	4,700,937	March – 2023	(47,978)
						$(59,733)
At December 31, 2022, the fund had liquid securities with an aggregate value of $382,063 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
18

MFS Corporate Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $150,442,713)	$128,406,277
Investments in affiliated issuers, at value (identified cost, $3,561,521)	3,562,231
Receivables for
Forward foreign currency exchange contracts	12,726
Fund shares sold	15,130
Interest	1,400,500
Receivable from investment adviser	4,179
Other assets	1,154
Total assets	$133,402,197
Liabilities
Payables for
Forward foreign currency exchange contracts	$33,275
Net daily variation margin on open futures contracts	16,235
Fund shares reacquired	29,218
Written options (premiums received, $22,960)	12,931
Payable to affiliates
Administrative services fee	238
Shareholder servicing costs	22
Distribution and/or service fees	1,940
Payable for independent Trustees' compensation	182
Accrued expenses and other liabilities	87,915
Total liabilities	$181,956
Net assets	$133,220,241
Net assets consist of
Paid-in capital	$161,968,021
Total distributable earnings (loss)	(28,747,780)
Net assets	$133,220,241
Shares of beneficial interest outstanding	14,827,316
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$39,065,502	4,300,988	$9.08
Service Class	94,154,739	10,526,328	8.94
See Notes to Financial Statements
19

MFS Corporate Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$6,114,287
Dividends from affiliated issuers	84,810
Other	73,011
Total investment income	$6,272,108
Expenses
Management fee	$1,030,001
Distribution and/or service fees	318,332
Shareholder servicing costs	6,718
Administrative services fee	36,115
Independent Trustees' compensation	4,750
Custodian fee	15,772
Shareholder communications	4,061
Audit and tax fees	82,473
Legal fees	775
Miscellaneous	34,999
Total expenses	$1,533,996
Reduction of expenses by investment adviser	(134,118)
Net expenses	$1,399,878
Net investment income (loss)	$4,872,230
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(12,662,822)
Affiliated issuers	861
Futures contracts	889,252
Forward foreign currency exchange contracts	28,473
Foreign currency	(1,674)
Net realized gain (loss)	$(11,745,910)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(28,136,504)
Affiliated issuers	710
Written options	10,029
Futures contracts	533,371
Forward foreign currency exchange contracts	(20,549)
Net unrealized gain (loss)	$(27,612,943)
Net realized and unrealized gain (loss)	$(39,358,853)
Change in net assets from operations	$(34,486,623)
See Notes to Financial Statements
20

MFS Corporate Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$4,872,230	$5,010,658
Net realized gain (loss)	(11,745,910)	9,730,496
Net unrealized gain (loss)	(27,612,943)	(18,238,744)
Change in net assets from operations	$(34,486,623)	$(3,497,590)
Total distributions to shareholders	$(14,438,293)	$(10,100,201)
Change in net assets from fund share transactions	$(24,640,963)	$(7,988,584)
Total change in net assets	$(73,565,879)	$(21,586,375)
Net assets
At beginning of period	206,786,120	228,372,495
At end of period	$133,220,241	$206,786,120
See Notes to Financial Statements
21

MFS Corporate Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$11.93	$12.71	$11.94	$10.81	$11.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.36	$0.39	$0.38
Net realized and unrealized gain (loss)	(2.23)	(0.49)	0.89	1.19	(0.72)
Total from investment operations	$(1.92)	$(0.18)	$1.25	$1.58	$(0.34)
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.44)	$(0.45)	$(0.44)
From net realized gain	(0.57)	(0.24)	(0.04)	—	(0.05)
Total distributions declared to shareholders	$(0.93)	$(0.60)	$(0.48)	$(0.45)	$(0.49)
Net asset value, end of period (x)	$9.08	$11.93	$12.71	$11.94	$10.81
Total return (%) (k)(r)(s)(x)	(16.36)	(1.40)	10.57	14.65	(3.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.69	0.70	0.69	0.68
Expenses after expense reductions	0.63	0.63	0.63	0.63	0.63
Net investment income (loss)	3.04	2.51	2.90	3.33	3.44
Portfolio turnover	62	55	41	34	32
Net assets at end of period (000 omitted)	$39,066	$53,206	$59,133	$57,714	$56,506
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$11.76	$12.54	$11.78	$10.66	$11.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.27	$0.32	$0.35	$0.35
Net realized and unrealized gain (loss)	(2.20)	(0.48)	0.89	1.19	(0.72)
Total from investment operations	$(1.92)	$(0.21)	$1.21	$1.54	$(0.37)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.33)	$(0.41)	$(0.42)	$(0.41)
From net realized gain	(0.57)	(0.24)	(0.04)	—	(0.05)
Total distributions declared to shareholders	$(0.90)	$(0.57)	$(0.45)	$(0.42)	$(0.46)
Net asset value, end of period (x)	$8.94	$11.76	$12.54	$11.78	$10.66
Total return (%) (k)(r)(s)(x)	(16.62)	(1.66)	10.34	14.46	(3.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.94	0.95	0.94	0.93
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	2.77	2.26	2.65	3.08	3.18
Portfolio turnover	62	55	41	34	32
Net assets at end of period (000 omitted)	$94,155	$153,580	$169,239	$161,833	$154,370

See Notes to Financial Statements
22

MFS Corporate Bond Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

MFS Corporate Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
24

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and written options. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$5,383,936	$—	$5,383,936
Non - U.S. Sovereign Debt	—	3,130,688	—	3,130,688
Municipal Bonds	—	541,266	—	541,266
U.S. Corporate Bonds	—	82,150,034	—	82,150,034
Commercial Mortgage-Backed Securities	—	2,440,178	—	2,440,178
Asset-Backed Securities (including CDOs)	—	1,808,648	—	1,808,648
Foreign Bonds	—	32,951,527	—	32,951,527
Mutual Funds	3,562,231	—	—	3,562,231
Total	$3,562,231	$128,406,277	$—	$131,968,508
Other Financial Instruments
Futures Contracts – Assets	$179,687	$—	$—	$179,687
Futures Contracts – Liabilities	(59,733)	—	—	(59,733)
Forward Foreign Currency Exchange Contracts – Assets	—	12,726	—	12,726
Forward Foreign Currency Exchange Contracts – Liabilities	—	(33,275)	—	(33,275)
Written Options - Liabilities	—	(12,931)	—	(12,931)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
25

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Written Option Contracts	$—	$(12,931)
Credit	Purchased Option Contracts	48,311	—
Interest Rate	Futures Contracts	179,687	(59,733)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	12,726	(33,275)
Total		$240,724	$(105,939)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$889,252	$—
Foreign Exchange	—	28,473
Total	$889,252	$28,473
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$533,371	$—	$—	$—
Foreign Exchange	—	(20,549)	—	—
Credit	—	—	(38,569)	10,029
Total	$533,371	$(20,549)	$(38,569)	$10,029
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out
26

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
27

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
28

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$5,480,909	$5,901,029
Long-term capital gains	8,957,384	4,199,172
Total distributions	$14,438,293	$10,100,201
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$154,577,597
Gross appreciation	258,597
Gross depreciation	(22,781,212)
Net unrealized appreciation (depreciation)	$(22,522,615)
Undistributed ordinary income	5,099,066
Capital loss carryforwards	(11,324,231)
Total distributable earnings (loss)	$(28,747,780)
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,231,253)
Long-Term	(6,092,978)
Total	$(11,324,231)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
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MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$3,863,350	$2,631,294
Service Class	10,574,943	7,468,907
Total	$14,438,293	$10,100,201
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $23,880, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $110,238, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $6,373, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $345.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0211% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
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MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2022, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”), the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $45,195. The sales transactions resulted in net realized gains (losses) of $(805).
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$9,017,437	$3,068,011
Non-U.S. Government securities	93,954,285	132,532,125
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	154,018	$1,628,859	353,381	$4,334,640
Service Class	4,514,529	50,204,109	1,492,051	17,814,591
	4,668,547	$51,832,968	1,845,432	$22,149,231
Shares issued to shareholders in reinvestment of distributions
Initial Class	412,311	$3,863,350	218,910	$2,631,294
Service Class	1,145,714	10,574,943	630,288	7,468,907
	1,558,025	$14,438,293	849,198	$10,100,201
Shares reacquired
Initial Class	(723,799)	$(7,198,182)	(764,833)	$(9,381,834)
Service Class	(8,195,309)	(83,714,042)	(2,560,611)	(30,856,182)
	(8,919,108)	$(90,912,224)	(3,325,444)	$(40,238,016)
Net change
Initial Class	(157,470)	$(1,705,973)	(192,542)	$(2,415,900)
Service Class	(2,535,066)	(22,934,990)	(438,272)	(5,572,684)
	(2,692,536)	$(24,640,963)	(630,814)	$(7,988,584)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $861 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
31

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,827,617	$109,090,354	$108,357,311	$861	$710	$3,562,231
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$84,810	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
32

MFS Corporate Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Corporate Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Corporate Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

34

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
35

MFS Corporate Bond Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Henry Peabody
36

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Corporate Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
37

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
38

MFS Corporate Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $9,854,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
39

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
41

Annual Report
December 31, 2022
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-ANN

MFS® Emerging Markets Equity Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Emerging Markets Equity Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Emerging Markets Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	7.4%
Tencent Holdings Ltd.	6.0%
Samsung Electronics Co. Ltd.	5.6%
Alibaba Group Holding Ltd.	3.7%
Yum China Holdings, Inc.	2.6%
HDFC Bank Ltd.	2.1%
Tata Consultancy Services Ltd.	2.0%
Ping An Insurance Co. of China Ltd., “H”	2.0%
Galp Energia SGPS S.A., “B”	1.8%
AIA Group Ltd.	1.8%
GICS equity sectors (g)
Information Technology	20.1%
Financials	19.7%
Consumer Discretionary	14.5%
Communication Services	12.6%
Consumer Staples	11.2%
Energy	6.1%
Materials	5.5%
Industrials	2.9%
Real Estate	2.5%
Health Care	1.8%
Utilities	1.3%
Issuer country weightings (x)
China	31.8%
South Korea	13.6%
India	11.8%
Taiwan	9.9%
Brazil	7.0%
Hong Kong	4.5%
United States	3.0%
Mexico	2.9%
South Africa	2.5%
Other Countries	13.0%
Currency exposure weightings (y)
Hong Kong Dollar	26.0%
South Korean Won	13.6%
Indian Rupee	11.2%
Taiwan Dollar	9.9%
Chinese Renminbi	7.8%
United States Dollar	7.5%
Brazilian Real	7.0%
Euro	3.6%
Mexican Peso	2.9%
Other Currencies	10.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Emerging Markets Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of -19.72%, while Service Class shares of the fund provided a total return of -19.94%. These compare with a return of -20.09% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the consumer discretionary sector contributed to the fund’s performance relative to the MSCI Emerging Markets Index. Within this sector, the fund's overweight positions in fast food restaurant operator Yum China (China), automotive vehicle manufacturer Mahindra & Mahindra (India) and online apparel sales company Vipshop Holdings (China) benefited relative results.
An overweight position and stock selection in the consumer staples sector, coupled with favorable stock selection in the information technology sector, also strengthened relative returns. There were no individual stocks within either sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
Stocks in other sectors that contributed to relative performance included the fund’s holdings of oil and gas company Galp Energia(b) (Portugal), insurance company AIA Group(b) (Hong Kong) and banking firm HDFC Bank(b) (India). The stock price of Galp Energia appreciated as the company reported financial results in line with consensus estimates, driven by strong earnings in its Upstream business segments and strong liquid fuel realizations in Brazil. The stock price of AIA Group rose as the company benefited from more concrete signs of the economy re-opening due to the easing of COVID-19 lockdown policies and the addition of new insurance underwriting revenue. Additionally, not holding shares of global energy company Gazprom (Russia), and the fund's overweight positions in heavy equipment retailer United Tractors (Indonesia), financial services company Credicorp (Peru) and trading services provider B3 Sa - Brasil Bolsa Balcao (Brazil), helped relative results.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
3

MFS Emerging Markets Equity Portfolio
Management Review - continued
Detractors from Performance
Security selection in both the financials and materials sectors detracted from the fund’s relative performance. Within the financials sector, the fund's overweight positions in commercial banking firm Sberbank Russia (Russia) and integrated exchange platform Moscow Exchange (Russia) hindered relative results. The share price of Sberbank Russia fell sharply, and subsequently lost all of its value, following the Russian invasion of Ukraine and the numerous sanctions imposed on Russia and Russian entities. Within the materials sector, the fund’s overweight position in gold and silver miner Polymetal International (United Kingdom) also held back relative returns.
Elsewhere, the fund's overweight positions in integrated oil company LUKOIL (Russia), internet search engine and online computer games provider NAVER (South Korea), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) and microchip and electronics manufacturer Samsung Electronics (South Korea), and the timing of the fund's ownership in shares of oil and gas exploration and production company Petroleo Brasileiro (Brazil), weighed on relative returns. The share price of LUKOIL fell sharply, and subsequently lost all of its value, following the Russian invasion of Ukraine and the numerous sanctions imposed on Russia and Russian entities. Additionally, holding shares of electronic power tools manufacturer Techtronic Industries(b) (Hong Kong) and not holding shares of strong performing e-commerce platform developer Pinduoduo (China) further weakened the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Jose Luis Garcia, Rajesh Nair, and Harry Purcell
Note to Shareholders: Effective April 15, 2023, Jose Luis Garcia will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Emerging Markets Equity Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/05/96	(19.72)%	(3.00)%	(0.02)%
Service Class	8/24/01	(19.94)%	(3.26)%	(0.27)%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)	(20.09)%	(1.40)%	1.44%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

MFS Emerging Markets Equity Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Emerging Markets Equity Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	1.23%	$1,000.00	$985.39	$6.16
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
Service Class	Actual	1.48%	$1,000.00	$983.38	$7.40
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Emerging Markets Equity Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.2%
Alcoholic Beverages – 4.7%
Ambev S.A., ADR	146,365	$ 398,113
China Resources Beer Holdings Co. Ltd.	62,000	433,300
Jiangsu Yanghe Brewery JSC Ltd., “A”	4,300	98,988
Kweichow Moutai Co. Ltd., “A”	2,000	494,910
Wuliangye Yibin Co. Ltd.	7,700	199,373
		$1,624,684
Automotive – 2.4%
BYD Co. Ltd.	5,000	$ 122,957
Hero MotoCorp Ltd.	8,909	294,940
Mahindra & Mahindra Ltd.	27,644	416,043
		$833,940
Biotechnology – 1.2%
Hugel, Inc. (a)	3,742	$ 401,954
Brokerage & Asset Managers – 1.3%
B3 Brasil Bolsa Balcao S.A.	176,900	$ 442,606
Moscow Exchange MICEX-RTS PJSC (a)(u)	369,124	0
		$442,606
Business Services – 4.4%
Cognizant Technology Solutions Corp., “A”	6,866	$ 392,667
Kingsoft Cloud Holdings, ADR (a)	16,275	62,333
Tata Consultancy Services Ltd.	17,857	702,948
Tech Mahindra Ltd.	29,726	363,225
		$1,521,173
Chemicals – 1.7%
UPL Ltd.	66,813	$ 578,365
Computer Software – 2.9%
NAVER Corp.	3,531	$ 501,503
NetEase.com, Inc., ADR	7,160	520,031
		$1,021,534
Computer Software - Systems – 7.1%
Hon Hai Precision Industry Co. Ltd.	157,000	$ 510,299
Samsung Electronics Co. Ltd.	44,311	1,954,030
		$2,464,329
Conglomerates – 0.5%
LG Corp. (a)	2,690	$ 167,062
Construction – 4.4%
Anhui Conch Cement Co. Ltd.	78,000	$ 270,469
Gree Electric Appliances, Inc., “A”	64,400	298,790
Midea Group Co. Ltd., “A”	34,300	254,781
Techtronic Industries Co. Ltd.	44,500	496,570
Zhejiang Supor Co. Ltd., “A”	26,600	189,254
		$1,509,864
8

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 0.6%
AmorePacific Corp. (a)	1,862	$ 204,180
Electronics – 8.1%
Delta Electronics, Inc.	27,000	$ 251,680
Taiwan Semiconductor Manufacturing Co. Ltd.	176,258	2,572,000
		$2,823,680
Energy - Independent – 1.6%
PT United Tractors Tbk	254,800	$ 426,781
PTT Global Chemical PLC	105,600	144,062
		$570,843
Energy - Integrated – 4.9%
China Petroleum & Chemical Corp.	1,072,000	$ 517,772
Galp Energia SGPS S.A., “B”	45,365	613,854
LUKOIL PJSC (u)	6,698	0
Petroleo Brasileiro S.A., ADR	53,077	565,270
		$1,696,896
Engineering - Construction – 0.7%
Doosan Bobcat, Inc.	9,079	$ 250,341
Food & Beverages – 4.2%
Gruma S.A.B. de C.V.	29,952	$ 400,774
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	115,541	513,766
Orion Corp. (a)	3,690	374,796
Tingyi (Cayman Islands) Holding Corp.	98,000	172,597
		$1,461,933
Food & Drug Stores – 0.6%
BIM Birlesik Magazalar A.S.	19,864	$ 145,404
Raia Drogasil S.A.	17,609	79,111
		$224,515
Forest & Paper Products – 0.1%
Suzano S.A.	5,600	$ 51,166
Insurance – 6.3%
AIA Group Ltd.	55,600	$ 612,545
Discovery Ltd. (a)	38,683	280,824
Ping An Insurance Co. of China Ltd., “H”	105,500	698,112
Samsung Fire & Marine Insurance Co. Ltd. (a)	3,791	600,994
		$2,192,475
Internet – 7.0%
Baidu, Inc., ADR (a)	1,142	$ 130,622
MakeMyTrip Ltd. (a)	7,783	214,577
Tencent Holdings Ltd.	48,700	2,069,858
		$2,415,057
Leisure & Toys – 0.6%
NCsoft Corp. (a)	274	$ 97,976
VTech Holdings Ltd.	15,600	100,234
		$198,210
9

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 0.3%
AirTAC International Group	3,000	$ 90,872
Major Banks – 2.2%
Bandhan Bank Ltd. (a)	68,950	$ 194,445
Erste Group Bank AG	9,904	316,992
Nedbank Group Ltd.	20,475	256,166
		$767,603
Medical & Health Technology & Services – 0.1%
Burning Rock Biotech Ltd., ADR (a)(l)	20,192	$ 45,432
Metals & Mining – 1.0%
Vale S.A., ADR	20,112	$ 341,301
Natural Gas - Distribution – 1.3%
China Resources Gas Group Ltd.	121,700	$ 453,243
Network & Telecom – 0.2%
GDS Holdings Ltd., “A” (a)	24,000	$ 62,170
Other Banks & Diversified Financials – 9.9%
China Construction Bank Corp.	673,670	$ 422,044
China Merchants Bank Co Ltd. “A”	31,000	166,155
Credicorp Ltd.	3,682	499,500
Emirates NBD PJSC	69,269	245,193
Grupo Financiero Inbursa S.A. de C.V. (a)	39,000	65,726
HDFC Bank Ltd.	36,747	723,192
Housing Development Finance Corp. Ltd.	16,178	515,122
KB Financial Group, Inc.	4,358	165,992
Komercní banka A.S.	5,209	150,976
Muthoot Finance Ltd.	7,276	93,279
Sberbank of Russia PJSC (a)(u)	286,804	0
Tisco Financial Group PCL	135,100	387,142
		$3,434,321
Pharmaceuticals – 0.5%
Genomma Lab Internacional S.A., “B”	188,080	$ 163,502
Precious Metals & Minerals – 1.2%
Gold Fields Ltd., ADR	31,811	$ 329,244
Polymetal International PLC (a)	35,382	105,013
		$434,257
Real Estate – 2.1%
Emaar Properties PJSC	222,045	$ 353,441
ESR Group Ltd.	103,000	216,149
Hang Lung Properties Ltd.	78,000	151,443
		$721,033
Restaurants – 2.6%
Yum China Holdings, Inc.	16,204	$ 885,549
Specialty Chemicals – 0.2%
Saudi Basic Industries Corp.	3,202	$ 76,173
10

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 8.3%
Alibaba Group Holding Ltd. (a)	116,448	$ 1,286,747
JD.com, Inc., “A”	6,180	173,722
JD.com, Inc., ADR	632	35,474
Lojas Renner S.A.	105,517	409,297
Meituan, “B” (a)	4,100	90,657
Multiplan Empreendimentos Imobiliarios S.A.	33,291	138,088
Vipshop Holdings Ltd., ADR (a)	27,548	375,755
Walmart de Mexico S.A.B. de C.V.	105,981	373,040
		$2,882,780
Telecommunications - Wireless – 2.1%
Advanced Info Service Public Co. Ltd.	32,300	$ 181,854
Etihad Etisalat Co.	30,338	280,930
PT Telekom Indonesia	1,131,900	272,659
		$735,443
Telephone Services – 0.9%
Hellenic Telecommunications Organization S.A.	20,034	$ 312,888
Total Common Stocks (Identified Cost, $30,738,576)		$34,061,374
Investment Companies (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $693,213)	693,237	$ 693,445
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.33% (j) (Identified Cost, $2,556)	2,556	$ 2,556
Other Assets, Less Liabilities – (0.2)%		(75,695)
Net Assets – 100.0%		$34,681,680
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $693,445 and $34,063,930, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See Notes to Financial Statements
11

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $2,556 of securities on loan (identified cost, $30,741,132)	$34,063,930
Investments in affiliated issuers, at value (identified cost, $693,213)	693,445
Cash	19,013
Foreign currency, at value (identified cost, $16,167)	16,156
Receivables for
Investments sold	33,495
Fund shares sold	20,359
Interest and dividends	65,885
Receivable from investment adviser	22,923
Other assets	396
Total assets	$34,935,602
Liabilities
Payables for
Investments purchased	$15,344
Fund shares reacquired	7,803
Collateral for securities loaned, at value	2,556
Payable to affiliates
Administrative services fee	142
Shareholder servicing costs	25
Distribution and/or service fees	397
Payable for independent Trustees' compensation	49
Deferred country tax expense payable	71,169
Accrued expenses and other liabilities	156,437
Total liabilities	$253,922
Net assets	$34,681,680
Net assets consist of
Paid-in capital	$33,313,517
Total distributable earnings (loss)	1,368,163
Net assets	$34,681,680
Shares of beneficial interest outstanding	3,074,617
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,451,902	1,356,186	$11.39
Service Class	19,229,778	1,718,431	11.19
See Notes to Financial Statements
12

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$1,202,998
Dividends from affiliated issuers	10,559
Other	8,700
Income on securities loaned	19
Foreign taxes withheld	(110,915)
Total investment income	$1,111,361
Expenses
Management fee	$389,078
Distribution and/or service fees	51,561
Shareholder servicing costs	6,196
Administrative services fee	17,500
Independent Trustees' compensation	3,000
Custodian fee	106,663
Shareholder communications	32,650
Audit and tax fees	86,832
Legal fees	193
Miscellaneous	33,161
Total expenses	$726,834
Reduction of expenses by investment adviser	(219,496)
Net expenses	$507,338
Net investment income (loss)	$604,023
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $54,208 country tax)	$(1,116,779)
Affiliated issuers	(82)
Foreign currency	(12,870)
Net realized gain (loss)	$(1,129,731)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $44,648 decrease in deferred country tax)	$(8,271,835)
Affiliated issuers	232
Translation of assets and liabilities in foreign currencies	202
Net unrealized gain (loss)	$(8,271,401)
Net realized and unrealized gain (loss)	$(9,401,132)
Change in net assets from operations	$(8,797,109)
See Notes to Financial Statements
13

MFS Emerging Markets Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$604,023	$470,822
Net realized gain (loss)	(1,129,731)	3,006,119
Net unrealized gain (loss)	(8,271,401)	(6,672,606)
Change in net assets from operations	$(8,797,109)	$(3,195,665)
Total distributions to shareholders	$(4,082,042)	$(177,020)
Change in net assets from fund share transactions	$3,214,089	$1,741,105
Total change in net assets	$(9,665,062)	$(1,631,580)
Net assets
At beginning of period	44,346,742	45,978,322
At end of period	$34,681,680	$44,346,742
See Notes to Financial Statements
14

MFS Emerging Markets Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$16.03	$17.28	$17.04	$14.75	$17.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.20	$0.14	$0.28	$0.11
Net realized and unrealized gain (loss)	(3.36)	(1.36)	1.47	2.63	(2.49)
Total from investment operations	$(3.13)	$(1.16)	$1.61	$2.91	$(2.38)
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.09)	$(0.50)	$(0.11)	$(0.06)
From net realized gain	(0.94)	(0.00)(w)	(0.87)	(0.51)	—
Total distributions declared to shareholders	$(1.51)	$(0.09)	$(1.37)	$(0.62)	$(0.06)
Net asset value, end of period (x)	$11.39	$16.03	$17.28	$17.04	$14.75
Total return (%) (k)(r)(s)(x)	(19.79)	(6.75)	10.63	20.45	(13.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.62	1.73	1.55	1.50
Expenses after expense reductions	1.23	1.23	1.23	1.29	1.37
Net investment income (loss)	1.78	1.16	0.94	1.76	0.65
Portfolio turnover	37	41	48	21	31
Net assets at end of period (000 omitted)	$15,452	$19,498	$20,335	$21,065	$20,887
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$15.76	$16.99	$16.78	$14.53	$16.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.15	$0.11	$0.24	$0.07
Net realized and unrealized gain (loss)	(3.30)	(1.33)	1.43	2.58	(2.46)
Total from investment operations	$(3.11)	$(1.18)	$1.54	$2.82	$(2.39)
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.05)	$(0.46)	$(0.06)	$(0.02)
From net realized gain	(0.94)	(0.00)(w)	(0.87)	(0.51)	—
Total distributions declared to shareholders	$(1.46)	$(0.05)	$(1.33)	$(0.57)	$(0.02)
Net asset value, end of period (x)	$11.19	$15.76	$16.99	$16.78	$14.53
Total return (%) (k)(r)(s)(x)	(19.94)	(6.97)	10.33	20.11	(14.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.07	1.87	1.98	1.80	1.75
Expenses after expense reductions	1.48	1.48	1.48	1.54	1.62
Net investment income (loss)	1.51	0.90	0.71	1.52	0.40
Portfolio turnover	37	41	48	21	31
Net assets at end of period (000 omitted)	$19,230	$24,849	$25,643	$25,616	$23,973

See Notes to Financial Statements
15

MFS Emerging Markets Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or
17

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$5,768,580	$5,276,281	$—	$11,044,861
South Korea	—	4,718,828	—	4,718,828
India	2,514,022	1,582,114	—	4,096,136
Taiwan	3,424,851	—	—	3,424,851
Brazil	2,424,952	—	—	2,424,952
Hong Kong	712,719	864,222	—	1,576,941
Mexico	1,003,042	—	—	1,003,042
South Africa	866,234	—	—	866,234
Thailand	—	713,058	—	713,058
Other Countries	2,944,246	1,248,225	0	4,192,471
Mutual Funds	696,001	—	—	696,001
Total	$20,354,647	$14,402,728	$0	$34,757,375
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/21	$—
Transfers into level 3	0
Balance as of 12/31/22	$0
At December 31, 2022, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
18

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $2,556. The fair value of the fund's investment securities on loan and a related liability of $2,556 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan is marked to market daily and daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. The value of the fund's securities on loan was equal to the related collateral at period end. Additional collateral was delivered the following business day. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
19

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$1,898,969	$177,020
Long-term capital gains	2,183,073	—
Total distributions	$4,082,042	$177,020
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$32,631,450
Gross appreciation	7,856,697
Gross depreciation	(5,730,772)
Net unrealized appreciation (depreciation)	$2,125,925
Undistributed ordinary income	449,252
Capital loss carryforwards	(1,130,849)
Other temporary differences	(76,165)
Total distributable earnings (loss)	$1,368,163
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(449,011)
Long-Term	(681,838)
Total	$(1,130,849)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$1,838,043	$106,466
Service Class	2,243,999	70,554
Total	$4,082,042	$177,020
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	1.05%
In excess of $500 million	1.00%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $5,154, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 1.04% of the fund's average daily net assets.
20

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 1.23% of average daily net assets for the Initial Class shares and 1.48% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $214,342, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $5,809, which equated to 0.0157% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $387.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0472% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $24,007 and $2,836, respectively. The sales transactions resulted in net realized gains (losses) of $(501).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $8,687, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $13,525,695 and $13,855,262, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
21

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	136,399	$1,835,586	233,978	$4,138,929
Service Class	199,460	2,545,499	290,742	4,858,335
	335,859	$4,381,085	524,720	$8,997,264
Shares issued to shareholders in reinvestment of distributions
Initial Class	157,772	$1,838,043	6,356	$106,466
Service Class	195,982	2,243,999	4,281	70,554
	353,754	$4,082,042	10,637	$177,020
Shares reacquired
Initial Class	(154,707)	$(2,042,596)	(200,577)	$(3,532,147)
Service Class	(253,766)	(3,206,442)	(227,204)	(3,901,032)
	(408,473)	$(5,249,038)	(427,781)	$(7,433,179)
Net change
Initial Class	139,464	$1,631,033	39,757	$713,248
Service Class	141,676	1,583,056	67,819	1,027,857
	281,140	$3,214,089	107,576	$1,741,105
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 8% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $187 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$801,674	$8,895,477	$9,003,856	$(82)	$232	$693,445
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$10,559	$—
22

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
23

MFS Emerging Markets Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Emerging Markets Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Emerging Markets Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Emerging Markets Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
26

MFS Emerging Markets Equity Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia Rajesh Nair Harry Purcell
27

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Emerging Markets Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS Emerging Markets Equity Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s
28

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement - continued
retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
29

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
30

MFS Emerging Markets Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $2,402,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $1,188,146. The fund intends to pass through foreign tax credits of $114,935 for the fiscal year.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2022
MFS®  Global
Governments Portfolio
MFS® Variable Insurance Trust II
WGS-ANN

MFS® Global Governments Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Governments Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Governments Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
U.S. Treasury Securities	43.1%
Non-U.S. Government Bonds	40.6%
Emerging Markets Bonds	6.3%
Mortgage-Backed Securities	0.4%
Municipal Bonds	0.3%
Investment Grade Corporates	0.2%
Commercial Mortgage-Backed Securities	0.2%
U.S. Government Agencies	0.2%
Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	15.7%
A	11.8%
BBB	7.9%
BB	3.8%
U.S. Government	37.3%
Federal Agencies	0.6%
Not Rated	5.0%
Cash & Cash Equivalents	8.7%
Other (o)	0.0%
Portfolio facts
Average Duration (d)	7.0
Average Effective Maturity (m)	9.4 yrs.
Issuer country weightings (i)(x)
United States	53.2%
Japan	14.0%
United Kingdom	7.9%
Spain	5.9%
Canada	5.0%
Greece	3.6%
Belgium	2.3%
Italy	2.1%
Germany	(3.3)%
Other Countries	9.3%
Currency exposure weightings (i)(y)
United States Dollar	48.3%
Euro	24.6%
Japanese Yen	19.3%
British Pound Sterling	3.3%
Canadian Dollar	2.9%
Australian Dollar	1.7%
Uruguay Peso	0.4%
Danish Krone	0.3%
New Zealand Dollar	(1.0)%
Other Currencies	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
2

MFS Global Governments Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS Global Governments Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Global Governments Portfolio (fund) provided a total return of -17.23%, while Service Class shares of the fund provided a total return of -17.38%. These compare with a return of -17.22% for the fund’s benchmark, the JPMorgan Global Government Bond Index (Unhedged).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the JPMorgan Global Government Bond Index (Unhedged), the fund's foreign currency exposure to both the Norwegian krone and Swedish krona detracted from performance as these currencies depreciated against the US dollar. The fund's allocation to Italian-issued debt and its positioning along the New Zealand yield curve also held back relative performance.
Conversely, yield curve(y) positioning, particularly the fund's underweight exposure to shifts in the short end of the United States yield curve (centered around maturities of 2 years), contributed to relative performance. Positioning along the Canadian yield curve was another positive factor for the fund's relative returns. Foreign currency exposure to the British pound, New Zealand dollar and euro was also a substantial contributor to the fund's relative performance as these currencies appreciated against the US dollar over the reporting period.
Respectfully,
Portfolio Manager(s)
Robert Spector and Erik Weisman
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Governments Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	(17.23)%	(2.33)%	(1.30)%
Service Class	8/24/01	(17.38)%	(2.56)%	(1.54)%
Comparative benchmark(s)
JPMorgan Global Government Bond Index (Unhedged) (f)	(17.22)%	(2.21)%	(0.96)%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
JPMorgan Global Government Bond Index (Unhedged) – measures developed government bond markets around the world.
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Global Governments Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.76%	$1,000.00	$961.37	$3.76
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
Service Class	Actual	1.01%	$1,000.00	$960.78	$4.99
	Hypothetical (h)	1.01%	$1,000.00	$1,020.11	$5.14
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
6

MFS Global Governments Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 90.7%
Foreign Bonds – 52.3%
Australia – 1.2%
Commonwealth of Australia, 5.5%, 4/21/2023	AUD	750,000	$ 513,977
Commonwealth of Australia, 3.25%, 6/21/2039		960,000	570,633
Commonwealth of Australia, 1.75%, 6/21/2051		125,000	49,320
			$1,133,930
Belgium – 2.3%
Kingdom of Belgium, 1%, 6/22/2031	EUR	400,000	$ 364,426
Kingdom of Belgium, 0.4%, 6/22/2040		1,325,000	864,811
Kingdom of Belgium, 1.6%, 6/22/2047		970,000	740,059
Kingdom of Belgium, 2.15%, 6/22/2066		200,000	166,143
			$2,135,439
Canada – 5.0%
Government of Canada, 0.25%, 2/01/2023	CAD	1,700,000	$ 1,251,546
Government of Canada, 2%, 6/01/2032		2,800,000	1,851,598
Government of Canada, 5%, 6/01/2037		1,310,000	1,146,850
Government of Canada, 2%, 12/01/2051		671,000	376,474
			$4,626,468
France – 1.5%
Republic of France, 0%, 11/25/2031	EUR	395,000	$ 326,555
Republic of France, 0.75%, 5/25/2052		535,000	307,269
Republic of France, 4%, 4/25/2055 (n)		590,000	718,854
			$1,352,678
Germany – 2.4%
Federal Republic of Germany, 0%, 8/15/2026	EUR	900,000	$ 882,012
Federal Republic of Germany, 0.5%, 2/15/2028		400,000	387,987
Federal Republic of Germany, 0%, 8/15/2052		1,340,000	716,561
Landwirtschaftliche Rentenbank (Federal Republic of Germany), 0.5%, 5/27/2025		$300,000	273,222
			$2,259,782
Greece – 3.6%
Hellenic Republic (Republic of Greece), 2%, 4/22/2027 (n)	EUR	1,000,000	$ 1,001,427
Hellenic Republic (Republic of Greece), 0.75%, 6/18/2031 (n)		2,960,000	2,335,270
			$3,336,697
Italy – 2.1%
Republic of Italy, 0.95%, 3/15/2023	EUR	1,500,000	$ 1,601,804
Republic of Italy, 0.6%, 8/01/2031 (n)		425,000	333,254
			$1,935,058
Japan – 14.0%
Government of Japan, 0.8%, 6/20/2023	JPY	60,000,000	$ 458,979
Government of Japan, 2.1%, 12/20/2027		220,000,000	1,827,807
Government of Japan, 0.1%, 6/20/2029		85,000,000	635,751
Government of Japan, 1.7%, 12/20/2031		285,000,000	2,397,093
Government of Japan, 1.4%, 9/20/2034		163,000,000	1,332,616
Government of Japan, 0.4%, 9/20/2040		320,000,000	2,119,305
Government of Japan, 1.5%, 12/20/2044		288,000,000	2,250,170
Government of Japan, 0.6%, 9/20/2050		121,000,000	725,594
Government of Japan, 0.9%, 3/20/2057		56,000,000	346,531
7

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Japan – continued
Japan Bank for International Cooperation, 0.625%, 7/15/2025		$300,000	$ 270,660
Japan Finance Organization for Municipalities, 0.625%, 9/02/2025 (n)		250,000	223,935
Japan International Cooperation Agency, 1%, 7/22/2030		250,000	191,440
Tokyo Metropolitan Government , 0.75%, 7/16/2025 (n)		250,000	224,974
			$13,004,855
New Zealand – 1.4%
Government of New Zealand, 5.5%, 4/15/2023	NZD	1,600,000	$ 1,018,136
Government of New Zealand, 1.5%, 5/15/2031		650,000	328,374
			$1,346,510
Norway – 1.6%
Kingdom of Norway, 2%, 5/24/2023 (n)	NOK	15,000,000	$ 1,524,363
Serbia – 0.2%
Republic of Serbia, 2.125%, 12/01/2030 (n)		$200,000	$ 143,440
South Korea – 1.8%
Republic of Korea, 0.875%, 12/10/2023	KRW	750,000,000	$ 577,264
Republic of Korea, 2.125%, 6/10/2027		1,500,000,000	1,105,425
			$1,682,689
Spain – 5.9%
Kingdom of Spain, 0.35%, 7/30/2023	EUR	2,600,000	$ 2,749,826
Kingdom of Spain, 3.8%, 4/30/2024		1,000,000	1,083,378
Kingdom of Spain, 2.55%, 10/31/2032		230,000	225,337
Kingdom of Spain, 4.7%, 7/30/2041		615,000	734,604
Kingdom of Spain, 5.15%, 10/31/2044		330,000	420,424
Kingdom of Spain, 1%, 10/31/2050		425,000	236,970
			$5,450,539
Supranational – 0.5%
Corporacion Andina de Fomento, 1.625%, 9/23/2025		$300,000	$ 271,864
Inter-American Development Bank, 0.625%, 7/15/2025		250,000	227,582
			$499,446
Sweden – 0.6%
Kommuninvest I Sverige AB, 0.375%, 2/16/2024 (n)		$300,000	$ 285,202
Swedish Export Credit Corp., 0.625%, 5/14/2025		300,000	273,843
			$559,045
United Kingdom – 7.8%
United Kingdom Treasury, 0.75%, 7/22/2023	GBP	1,000,000	$ 1,192,255
United Kingdom Treasury, 0.125%, 1/31/2028		1,375,000	1,393,877
United Kingdom Treasury, 0.875%, 7/31/2033		2,850,000	2,571,762
United Kingdom Treasury, 1.75%, 9/07/2037		792,000	720,252
United Kingdom Treasury, 3.75%, 7/22/2052		819,000	953,655
United Kingdom Treasury, 4%, 1/22/2060		195,000	246,707
United Kingdom Treasury, 3.5%, 7/22/2068		165,000	190,879
			$7,269,387
8

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Uruguay – 0.4%
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	15,991,000	$ 345,422
Total Foreign Bonds			$48,605,748
U.S. Bonds – 38.4%
Asset-Backed & Securitized – 0.2%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.028%, 11/15/2054 (i)		$1,032,813	$ 60,848
Arbor Multi-Family Mortgage Securities Trust, 2021-MF3, “XA”, 0.742%, 10/15/2054 (i)(n)		3,165,353	131,437
			$192,285
Consumer Services – 0.2%
Conservation Fund, 3.474%, 12/15/2029		$158,000	$ 135,846
Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024		$33,000	$ 31,161
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		42,000	39,227
			$70,388
Mortgage-Backed – 0.4%
Freddie Mac, 1.169%, 9/25/2030 (i)		$329,805	$ 23,746
Freddie Mac, 0.536%, 9/25/2031 (i)		2,295,212	87,315
Freddie Mac, 0.855%, 9/25/2031 (i)		706,831	41,498
Freddie Mac, 0.349%, 11/25/2031 (i)		3,422,551	87,900
Freddie Mac, 0.497%, 12/25/2031 (i)		3,444,413	122,097
Freddie Mac, 0.567%, 12/25/2031 (i)		568,544	22,445
			$385,001
Municipals – 0.3%
California Earthquake Authority Rev., Taxable, “B”, 1.477%, 7/01/2023		$60,000	$ 58,988
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027		100,000	89,461
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024		80,000	75,872
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025		65,000	59,454
			$283,775
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 4.57%, 6/01/2025		$1,015	$ 1,008
Small Business Administration, 5.09%, 10/01/2025		912	891
Small Business Administration, 5.21%, 1/01/2026		14,399	14,217
Small Business Administration, 2.22%, 3/01/2033		213,569	193,203
			$209,319
U.S. Treasury Obligations – 37.0%
U.S. Treasury Bill, 0%, 8/10/2023		$2,000,000	$ 1,946,055
U.S. Treasury Bonds, 0.25%, 6/15/2024		4,350,000	4,082,543
U.S. Treasury Bonds, 4.5%, 8/15/2039		3,981,400	4,221,684
U.S. Treasury Bonds, 2.75%, 11/15/2042		1,976,000	1,583,887
U.S. Treasury Bonds, 2.5%, 2/15/2045		800,000	602,281
U.S. Treasury Bonds, 3%, 2/15/2049		3,515,000	2,894,657
U.S. Treasury Bonds, 1.875%, 11/15/2051		530,000	335,680
U.S. Treasury Notes, 1.625%, 4/30/2023		5,350,000	5,300,262
U.S. Treasury Notes, 2.125%, 5/15/2025		2,420,700	2,300,327
U.S. Treasury Notes, 2.375%, 5/15/2027		2,560,000	2,386,700
U.S. Treasury Notes, 2.875%, 8/15/2028 (f)		6,710,000	6,318,671
9

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 1.25%, 8/15/2031	$3,025,000	$ 2,452,850
		$34,425,597
Total U.S. Bonds		$35,702,211
Total Bonds (Identified Cost, $93,915,406)		$84,307,959
Investment Companies (h) – 8.7%
Money Market Funds – 8.7%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $8,087,353)	8,086,773	$ 8,089,199
Other Assets, Less Liabilities – 0.6%		598,658
Net Assets – 100.0%		$92,995,816
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,089,199 and $84,307,959, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,922,156, representing 7.4% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	Taiwan Dollar
UYU	Uruguayan Peso
Derivative Contracts at 12/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	717,141	USD	483,454	HSBC Bank	1/20/2023	$5,126
AUD	830,830	USD	528,673	Morgan Stanley Capital Services, Inc.	1/20/2023	37,362
CAD	995,176	USD	731,121	Barclays Bank PLC	1/20/2023	3,928
CAD	652,693	USD	478,615	Morgan Stanley Capital Services, Inc.	1/20/2023	3,473
10

MFS Global Governments Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
CAD	321,595	USD	235,254	State Street Bank Corp.	1/20/2023	$2,281
CAD	1,305,983	USD	958,480	UBS AG	1/20/2023	6,136
DKK	1,795,991	USD	236,636	Deutsche Bank AG	1/20/2023	22,213
EUR	782,574	USD	832,752	Barclays Bank PLC	1/20/2023	5,859
EUR	183,315	USD	193,606	BNP Paribas S.A.	1/20/2023	2,835
EUR	663,122	USD	698,891	Brown Brothers Harriman	1/20/2023	11,712
EUR	347,918	USD	370,386	Citibank N.A.	1/20/2023	2,444
EUR	2,305,567	USD	2,389,409	JPMorgan Chase Bank N.A.	1/20/2023	81,249
EUR	464,773	USD	483,495	Merrill Lynch International	1/20/2023	14,557
EUR	3,643,913	USD	3,723,307	Morgan Stanley Capital Services, Inc.	1/20/2023	181,530
EUR	228,520	USD	239,779	NatWest Markets PLC	1/20/2023	5,104
EUR	284,080	USD	290,920	State Street Bank Corp.	1/20/2023	13,503
GBP	198,899	USD	239,216	Brown Brothers Harriman	1/20/2023	1,345
GBP	1,004,919	USD	1,142,978	Goldman Sachs International	1/20/2023	72,429
GBP	396,692	USD	456,366	JPMorgan Chase Bank N.A.	1/20/2023	23,417
GBP	802,311	USD	929,511	Merrill Lynch International	1/20/2023	40,850
GBP	449,777	USD	521,367	Morgan Stanley Capital Services, Inc.	1/20/2023	22,620
GBP	65,227	USD	73,707	State Street Bank Corp.	1/20/2023	5,182
JPY	17,499,730	USD	120,160	Brown Brothers Harriman	1/20/2023	13,446
JPY	686,789,763	USD	4,642,526	Deutsche Bank AG	1/20/2023	600,946
JPY	176,906,961	USD	1,291,476	JPMorgan Chase Bank N.A.	1/20/2023	59,167
JPY	74,562,693	USD	564,991	Morgan Stanley Capital Services, Inc.	1/20/2023	4,277
JPY	33,353,971	USD	238,290	UBS AG	1/20/2023	16,359
NZD	1,153,278	USD	661,573	Brown Brothers Harriman	1/20/2023	70,798
NZD	615,166	USD	350,405	HSBC Bank	1/20/2023	40,246
NZD	1,131,813	USD	673,410	Morgan Stanley Capital Services, Inc.	1/20/2023	45,329
NZD	1,976,761	USD	1,142,177	NatWest Markets PLC	1/20/2023	113,134
NZD	1,762,901	USD	1,001,155	State Street Bank Corp.	1/20/2023	118,347
SEK	1,927,301	USD	172,984	Deutsche Bank AG	1/20/2023	11,884
USD	690,777	CAD	926,659	Barclays Bank PLC	1/20/2023	6,334
USD	96,381	CAD	129,696	JPMorgan Chase Bank N.A.	1/20/2023	586
USD	56,280	CAD	74,679	Morgan Stanley Capital Services, Inc.	1/20/2023	1,121
USD	477,526	GBP	387,568	Brown Brothers Harriman	1/20/2023	8,780
USD	2,172,427	GBP	1,775,349	HSBC Bank	1/20/2023	25,216
USD	1,952,968	NZD	3,057,551	Goldman Sachs International	1/20/2023	11,319
						$1,712,444
Liability Derivatives
CAD	86,246	USD	64,755	Citibank N.A.	1/20/2023	$(1,052)
CAD	1,020,460	USD	760,673	JPMorgan Chase Bank N.A.	1/20/2023	(6,948)
EUR	451,001	USD	483,765	Morgan Stanley Capital Services, Inc.	1/20/2023	(470)
GBP	310,119	USD	378,045	Morgan Stanley Capital Services, Inc.	1/20/2023	(2,969)
GBP	31,549	USD	38,574	NatWest Markets PLC	1/20/2023	(417)
JPY	132,513,153	USD	1,015,133	HSBC Bank	1/20/2023	(3,428)
NZD	754,732	USD	481,256	State Street Bank Corp.	1/20/2023	(1,975)
USD	481,637	AUD	717,155	JPMorgan Chase Bank N.A.	1/20/2023	(6,953)
USD	98,472	AUD	157,957	State Street Bank Corp.	1/20/2023	(9,143)
USD	480,268	CAD	655,100	Brown Brothers Harriman	1/20/2023	(3,597)
USD	227,241	CAD	307,829	Citibank N.A.	1/20/2023	(126)
USD	233,498	CAD	316,177	Goldman Sachs International	1/20/2023	(35)
USD	2,982,799	CAD	4,095,815	HSBC Bank	1/20/2023	(42,425)
USD	327,058	CAD	445,626	Merrill Lynch International	1/20/2023	(2,087)
USD	11,127	CNY	79,000	JPMorgan Chase Bank N.A.	2/24/2023	(282)
11

MFS Global Governments Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	2,116,942	EUR	2,148,526	Barclays Bank PLC	1/20/2023	$(185,429)
USD	149,409	EUR	151,236	Deutsche Bank AG	1/20/2023	(12,656)
USD	632,738	EUR	619,604	HSBC Bank	1/20/2023	(31,233)
USD	303,117	EUR	302,475	JPMorgan Chase Bank N.A.	1/20/2023	(21,016)
USD	181,010	EUR	184,471	Morgan Stanley Capital Services, Inc.	1/20/2023	(16,670)
USD	537,100	GBP	477,144	HSBC Bank	1/20/2023	(39,986)
USD	874,381	GBP	746,092	JPMorgan Chase Bank N.A.	1/20/2023	(27,985)
USD	3,872,108	GBP	3,347,837	Morgan Stanley Capital Services, Inc.	1/20/2023	(176,959)
USD	7,574	GBP	6,748	State Street Bank Corp.	1/20/2023	(588)
USD	673,268	JPY	97,024,990	Citibank N.A.	1/20/2023	(67,495)
USD	534,785	JPY	73,258,275	HSBC Bank	1/20/2023	(24,524)
USD	631,680	JPY	83,548,226	JPMorgan Chase Bank N.A.	1/20/2023	(6,191)
USD	235,215	JPY	33,007,617	Morgan Stanley Capital Services, Inc.	1/20/2023	(16,790)
USD	45,425	JPY	6,676,511	State Street Bank Corp.	1/20/2023	(5,549)
USD	451,347	JPY	66,450,144	UBS AG	1/20/2023	(55,983)
USD	1,488,203	KRW	2,112,756,439	Merrill Lynch International	1/25/2023	(183,287)
USD	1,414,547	NOK	14,979,827	Citibank N.A.	1/20/2023	(115,496)
USD	940,666	NZD	1,490,608	Morgan Stanley Capital Services, Inc.	1/20/2023	(5,921)
USD	3,688,311	NZD	6,497,050	State Street Bank Corp.	1/20/2023	(437,537)
USD	906	TWD	29,000	Merrill Lynch International	2/03/2023	(40)
						$(1,513,242)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Short	EUR	43	$5,327,895	March - 2023	$162,295
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	39	$4,379,578	March - 2023	$(44,181)
U.S. Treasury Ultra Note 10 yr	Long	USD	9	1,064,532	March - 2023	(18,677)
						$(62,858)
At December 31, 2022, the fund had liquid securities with an aggregate value of $261,787 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
12

MFS Global Governments Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $93,915,406)	$84,307,959
Investments in affiliated issuers, at value (identified cost, $8,087,353)	8,089,199
Cash	50,000
Receivables for
Forward foreign currency exchange contracts	1,712,444
Net daily variation margin on open futures contracts	14,294
Interest	493,891
Receivable from investment adviser	8,761
Other assets	787
Total assets	$94,677,335
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,513,242
Fund shares reacquired	86,815
Payable to affiliates
Administrative services fee	192
Shareholder servicing costs	6
Distribution and/or service fees	11
Payable for independent Trustees' compensation	138
Accrued expenses and other liabilities	81,115
Total liabilities	$1,681,519
Net assets	$92,995,816
Net assets consist of
Paid-in capital	$112,392,217
Total distributable earnings (loss)	(19,396,401)
Net assets	$92,995,816
Shares of beneficial interest outstanding	10,797,493
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$92,463,635	10,734,462	$8.61
Service Class	532,181	63,031	8.44
See Notes to Financial Statements
13

MFS Global Governments Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$1,247,145
Dividends from affiliated issuers	94,163
Other	62
Foreign taxes withheld	(304)
Total investment income	$1,341,066
Expenses
Management fee	$776,483
Distribution and/or service fees	1,613
Shareholder servicing costs	1,626
Administrative services fee	25,702
Independent Trustees' compensation	3,840
Custodian fee	29,044
Shareholder communications	4,260
Audit and tax fees	83,667
Legal fees	486
Miscellaneous	36,345
Total expenses	$963,066
Reduction of expenses by investment adviser	(172,333)
Net expenses	$790,733
Net investment income (loss)	$550,333
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $229 country tax)	$(12,657,893)
Affiliated issuers	355
Futures contracts	476,599
Forward foreign currency exchange contracts	27,434
Foreign currency	258,131
Net realized gain (loss)	$(11,895,374)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(9,447,831)
Affiliated issuers	1,846
Futures contracts	99,437
Forward foreign currency exchange contracts	126,491
Translation of assets and liabilities in foreign currencies	14,468
Net unrealized gain (loss)	$(9,205,589)
Net realized and unrealized gain (loss)	$(21,100,963)
Change in net assets from operations	$(20,550,630)
See Notes to Financial Statements
14

MFS Global Governments Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$550,333	$389,021
Net realized gain (loss)	(11,895,374)	1,420,563
Net unrealized gain (loss)	(9,205,589)	(11,722,453)
Change in net assets from operations	$(20,550,630)	$(9,912,869)
Total distributions to shareholders	$(1,547,064)	$(2,960,087)
Change in net assets from fund share transactions	$(8,328,600)	$6,053,242
Total change in net assets	$(30,426,294)	$(6,819,714)
Net assets
At beginning of period	123,422,110	130,241,824
At end of period	$92,995,816	$123,422,110
See Notes to Financial Statements
15

MFS Global Governments Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$10.57	$11.69	$10.71	$10.34	$10.56
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.03	$0.05	$0.11	$0.11
Net realized and unrealized gain (loss)	(1.87)	(0.89)	1.08	0.53	(0.23)
Total from investment operations	$(1.82)	$(0.86)	$1.13	$0.64	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.26)	$(0.15)	$(0.27)	$(0.10)
Net asset value, end of period (x)	$8.61	$10.57	$11.69	$10.71	$10.34
Total return (%) (k)(r)(s)(x)	(17.23)	(7.43)	10.60	6.08	(1.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.93	0.89	0.90	0.88	0.87
Expenses after expense reductions	0.76	0.76	0.83	0.87	0.86
Net investment income (loss)	0.53	0.31	0.46	1.01	1.05
Portfolio turnover	116	132	98	107	79
Net assets at end of period (000 omitted)	$92,464	$122,646	$129,401	$129,565	$135,008
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$10.35	$11.46	$10.50	$10.14	$10.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01	$0.02	$0.08	$0.08
Net realized and unrealized gain (loss)	(1.82)	(0.89)	1.06	0.51	(0.22)
Total from investment operations	$(1.80)	$(0.88)	$1.08	$0.59	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.23)	$(0.12)	$(0.23)	$(0.06)
Net asset value, end of period (x)	$8.44	$10.35	$11.46	$10.50	$10.14
Total return (%) (k)(r)(s)(x)	(17.38)	(7.72)	10.35	5.79	(1.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.18	1.14	1.15	1.13	1.12
Expenses after expense reductions	1.01	1.01	1.08	1.12	1.11
Net investment income (loss)	0.28	0.06	0.20	0.76	0.80
Portfolio turnover	116	132	98	107	79
Net assets at end of period (000 omitted)	$532	$777	$841	$806	$826
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Global Governments Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading
17

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$34,634,916	$—	$34,634,916
Non - U.S. Sovereign Debt	—	48,095,572	—	48,095,572
Municipal Bonds	—	283,775	—	283,775
U.S. Corporate Bonds	—	206,234	—	206,234
Residential Mortgage-Backed Securities	—	385,001	—	385,001
Commercial Mortgage-Backed Securities	—	192,285	—	192,285
Foreign Bonds	—	510,176	—	510,176
Mutual Funds	8,089,199	—	—	8,089,199
Total	$8,089,199	$84,307,959	$—	$92,397,158
Other Financial Instruments
Futures Contracts – Assets	$162,295	$—	$—	$162,295
Futures Contracts – Liabilities	(62,858)	—	—	(62,858)
Forward Foreign Currency Exchange Contracts – Assets	—	1,712,444	—	1,712,444
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,513,242)	—	(1,513,242)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
18

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$162,295	$(62,858)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,712,444	(1,513,242)
Total		$1,874,739	$(1,576,100)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$476,599	$—
Foreign Exchange	—	27,434
Total	$476,599	$27,434
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$99,437	$—
Foreign Exchange	—	126,491
Total	$99,437	$126,491
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
19

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2022:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$14,294	$—
Forward Foreign Currency Exchange Contracts	1,712,444	1,513,242
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,726,738	$1,513,242
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	364,928	652,788
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$1,361,810	$860,454
(a) The amount presented here represents the fund's current day net variation margin for futures contracts. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2022:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$16,121	$(16,121)	$—	$—	$—
BNP Paribas S.A.	2,835	—	—	—	2,835
Brown Brothers Harriman	106,081	(3,597)	—	—	102,484
Citibank N.A.	2,444	(2,444)	—	—	—
Deutsche Bank AG	635,043	(12,656)	—	(400,000)	222,387
Goldman Sachs International	83,748	(35)	—	—	83,713
JPMorgan Chase Bank N.A.	164,419	(69,375)	—	—	95,044
Merrill Lynch International	55,407	(55,407)	—	—	—
Morgan Stanley Capital Services, Inc.	295,712	(219,779)	—	(20,000)	55,933
Total	$1,361,810	$(379,414)	$—	$(420,000)	$562,396
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2022:
20

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(185,429)	$16,121	$—	$—	$(169,308)
Brown Brothers Harriman	(3,597)	3,597	—	—	—
Citibank N.A.	(184,169)	2,444	—	—	(181,725)
Deutsche Bank AG	(12,656)	12,656	—	—	—
Goldman Sachs International	(35)	35	—	—	—
JPMorgan Chase Bank N.A.	(69,375)	69,375	—	—	—
Merrill Lynch International	(185,414)	55,407	—	—	(130,007)
Morgan Stanley Capital Services, Inc.	(219,779)	219,779	—	—	—
Total	$(860,454)	$379,414	$—	$—	$(481,040)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
21

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$1,547,064	$2,960,087
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$104,709,344
Gross appreciation	715,955
Gross depreciation	(12,729,502)
Net unrealized appreciation (depreciation)	$(12,013,547)
Capital loss carryforwards	(7,392,277)
Other temporary differences	9,423
Total distributable earnings (loss)	$(19,396,401)
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(4,416,810)
Long-Term	(2,975,467)
Total	$(7,392,277)
22

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$1,539,050	$2,943,258
Service Class	8,014	16,829
Total	$1,547,064	$2,960,087
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $14,405, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $157,928, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $1,461, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $165.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0248% of the fund's average daily net assets.
23

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$28,362,195	$29,739,242
Non-U.S. Government securities	84,842,381	95,550,440
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	177,774	$1,574,699	537,565	$6,073,303
Service Class	4,809	40,685	7,112	77,014
	182,583	$1,615,384	544,677	$6,150,317
Shares issued to shareholders in reinvestment of distributions
Initial Class	175,091	$1,539,050	269,529	$2,943,258
Service Class	929	8,014	1,573	16,829
	176,020	$1,547,064	271,102	$2,960,087
Shares reacquired
Initial Class	(1,224,784)	$(11,337,673)	(268,769)	$(2,979,729)
Service Class	(17,709)	(153,375)	(7,050)	(77,433)
	(1,242,493)	$(11,491,048)	(275,819)	$(3,057,162)
Net change
Initial Class	(871,919)	$(8,223,924)	538,325	$6,036,832
Service Class	(11,971)	(104,676)	1,635	16,410
	(883,890)	$(8,328,600)	539,960	$6,053,242
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 54%, 26%, and 11%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured
24

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $515 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,318,456	$78,506,011	$75,737,469	$355	$1,846	$8,089,199
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$94,163	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
25

MFS Global Governments Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Global Governments Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

27

MFS Global Governments Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
28

MFS Global Governments Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Robert Spector Erik Weisman
29

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement
MFS Global Governments Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context
30

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement - continued
of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
31

MFS Global Governments Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
32

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
34

Annual Report
December 31, 2022
MFS®  Global Growth Portfolio
MFS® Variable Insurance Trust II
WGO-ANN

MFS® Global Growth Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Growth Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	4.6%
Alphabet, Inc., “A”	4.5%
Visa, Inc., “A”	2.9%
Canadian Pacific Railway Ltd.	2.7%
Accenture PLC, “A”	2.4%
Tencent Holdings Ltd.	2.2%
Church & Dwight Co., Inc.	2.1%
NIKE, Inc., “B”	2.1%
Apple, Inc.	2.1%
Boston Scientific Corp.	2.1%
GICS equity sectors (g)
Information Technology	27.4%
Consumer Discretionary	13.8%
Health Care	13.2%
Consumer Staples	11.0%
Communication Services	10.9%
Industrials	10.6%
Financials	8.6%
Materials	1.7%
Real Estate	1.2%
Utilities	0.8%
Issuer country weightings (x)
United States	67.8%
United Kingdom	4.8%
Canada	4.7%
China	4.4%
Switzerland	4.4%
France	2.4%
Japan	2.2%
South Korea	1.9%
India	1.8%
Other Countries	5.6%
Currency exposure weightings (y)
United States Dollar	71.4%
Euro	5.3%
British Pound Sterling	5.3%
Swiss Franc	4.4%
Hong Kong Dollar	3.3%
Japanese Yen	2.2%
Canadian Dollar	1.9%
South Korean Won	1.9%
Indian Rupee	1.8%
Other Currencies	2.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Global Growth Portfolio (fund) provided a total return of -19.11%, while Service Class shares of the fund provided a total return of -19.32%. These compare with a return of -28.61% over the same period for the fund’s benchmark, the MSCI All Country World Growth Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection within both the consumer discretionary and information technology sectors contributed to the fund's performance relative to the MSCI All Country World Growth Index. Within the consumer discretionary sector, not holding shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com supported relative results. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter. The stock price of Amazon depreciated during the period as the company reported softer-than-expected revenue and operating profits, driven by weaker-than-expected performance in Amazon Web Services (AWS) and a softening in consumer demand. Additionally, the fund's overweight positions in dollar store operator Dollarama (Canada) and discount store retailer Ross Stores further aided relative results. Within the information technology sector, not owning shares of computer graphics processor maker NVIDIA benefited relative performance as the stock underperformed the benchmark.
Elsewhere, not holding shares of social networking service provider Meta Platforms, and the fund's overweight positions in transcontinental railway operator Canadian Pacific Railway (Canada) and medical devices maker Boston Scientific, aided relative returns. In addition, holding shares of financial services provider Charles Schwab(b) and banking firm HDFC Bank(b) (India) further benefited relative returns.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Not holding any stocks in the energy sector, which outperformed the benchmark, detracted from the fund’s relative results. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors for the reporting period.
3

MFS Global Growth Portfolio
Management Review - continued
Stocks in other sectors that held back relative returns included the fund's overweight positions in internet search engine and online computer games provider NAVER (South Korea), sportswear and sports equipment manufacturer Adidas (Germany) and IT services firm Accenture. The stock price of NAVER came under pressure, driven by weaker-than-expected operating profit results owing to margin pressure and higher labor and marketing costs. NAVER’s management also reported a weak earnings outlook, which further weighed on the stock. The stock price of Adidas depreciated as the company reported a significant decline in sales in China due to both supply chain disruptions and COVID-19 restrictions. Additionally, investor concerns about weaker consumer spending appeared to have weighed on the stock. Not owning shares of pharmaceutical companies, Eli Lilly and Novo Nordisk (Denmark), biopharmaceutical company AstraZeneca (United Kingdom), agricultural machinery manufacturer John Deere, insurance company AIA Group (Hong Kong) and building materials and home improvements retailer Home Depot detracted from relative returns. The fund’s holdings of clinical research provider ICON(b) (Ireland) also weakened relative performance.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Growth Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/16/93	(19.11)%	8.43%	10.09%
Service Class	8/24/01	(19.32)%	8.16%	9.82%
Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)	(28.61)%	6.37%	9.20%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

MFS Global Growth Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Growth Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	1.00%	$1,000.00	$1,015.00	$5.08
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class	Actual	1.25%	$1,000.00	$1,013.44	$6.34
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Global Growth Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.2%
Alcoholic Beverages – 2.6%
Diageo PLC	15,384	$ 678,845
Kweichow Moutai Co. Ltd., “A”	2,200	544,402
		$1,223,247
Apparel Manufacturers – 6.1%
Adidas AG	3,541	$ 483,132
Burberry Group PLC	22,473	551,525
LVMH Moet Hennessy Louis Vuitton SE	1,159	841,950
NIKE, Inc., “B”	8,429	986,277
		$2,862,884
Automotive – 1.4%
Aptiv PLC (a)	6,975	$ 649,582
Brokerage & Asset Managers – 1.6%
Blackstone, Inc.	1,530	$ 113,511
Charles Schwab Corp.	7,497	624,200
		$737,711
Business Services – 8.9%
Accenture PLC, “A”	4,191	$ 1,118,326
CGI, Inc. (a)	6,262	539,762
Cognizant Technology Solutions Corp., “A”	5,478	313,287
Equifax, Inc.	3,374	655,771
Fidelity National Information Services, Inc.	6,130	415,920
Fiserv, Inc. (a)	6,152	621,783
Thomson Reuters Corp.	1,749	199,520
Verisk Analytics, Inc., “A”	1,764	311,205
		$4,175,574
Computer Software – 9.0%
Adobe Systems, Inc. (a)	2,458	$ 827,191
Black Knight, Inc. (a)	9,708	599,469
Microsoft Corp.	9,079	2,177,326
NAVER Corp.	4,388	623,222
		$4,227,208
Computer Software - Systems – 2.6%
Apple, Inc.	7,452	$ 968,239
Samsung Electronics Co. Ltd.	5,845	257,753
		$1,225,992
Construction – 2.0%
Otis Worldwide Corp.	6,749	$ 528,514
Sherwin-Williams Co.	1,807	428,855
		$957,369
Consumer Products – 5.7%
Church & Dwight Co., Inc.	12,237	$ 986,425
Estee Lauder Cos., Inc., “A”	1,669	414,096
KOSE Corp.	6,600	717,011
Reckitt Benckiser Group PLC	8,203	570,625
		$2,688,157
8

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 5.1%
Amphenol Corp., “A”	12,112	$ 922,207
Fortive Corp.	11,316	727,053
Schneider Electric SE	1,967	276,638
TE Connectivity Ltd.	4,045	464,366
		$2,390,264
Electronics – 3.3%
Analog Devices, Inc.	2,972	$ 487,497
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8,567	638,156
Texas Instruments, Inc.	2,648	437,503
		$1,563,156
Food & Beverages – 2.7%
McCormick & Co., Inc.	6,886	$ 570,781
Nestle S.A.	4,934	569,805
PepsiCo, Inc.	559	100,989
		$1,241,575
Gaming & Lodging – 0.5%
Flutter Entertainment PLC (a)	1,718	$ 234,491
General Merchandise – 1.3%
B&M European Value Retail S.A.	91,708	$ 456,010
Dollarama, Inc.	2,631	153,876
		$609,886
Insurance – 2.7%
Aon PLC	2,791	$ 837,691
Marsh & McLennan Cos., Inc.	2,525	417,837
		$1,255,528
Internet – 7.4%
Alphabet, Inc., “A” (a)	23,709	$ 2,091,845
Gartner, Inc. (a)	954	320,677
Tencent Holdings Ltd.	24,300	1,032,804
		$3,445,326
Leisure & Toys – 1.9%
Electronic Arts, Inc.	7,120	$ 869,922
Machinery & Tools – 1.3%
Daikin Industries Ltd.	2,100	$ 323,225
Schindler Holding AG	1,461	274,330
		$597,555
Medical & Health Technology & Services – 2.0%
ICON PLC (a)	4,799	$ 932,206
Medical Equipment – 9.9%
Abbott Laboratories	2,483	$ 272,609
Agilent Technologies, Inc.	2,311	345,841
Becton, Dickinson and Co.	1,991	506,311
Boston Scientific Corp. (a)	20,795	962,185
Danaher Corp.	2,693	714,776
9

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
STERIS PLC	3,398	$ 627,577
Stryker Corp.	1,866	456,218
Thermo Fisher Scientific, Inc.	1,399	770,415
		$4,655,932
Other Banks & Diversified Financials – 8.0%
Credicorp Ltd.	2,830	$ 383,918
HDFC Bank Ltd.	42,555	837,494
Julius Baer Group Ltd.	4,691	272,669
Mastercard, Inc., “A”	1,008	350,512
Moody's Corp.	1,909	531,886
Visa, Inc., “A”	6,563	1,363,529
		$3,740,008
Pharmaceuticals – 1.2%
Roche Holding AG	1,832	$ 575,565
Printing & Publishing – 0.9%
Wolters Kluwer N.V.	3,872	$ 405,194
Railroad & Shipping – 2.7%
Canadian Pacific Railway Ltd.	17,165	$ 1,280,337
Restaurants – 0.7%
Starbucks Corp.	3,502	$ 347,398
Specialty Chemicals – 0.8%
Sika AG	1,522	$ 367,242
Specialty Stores – 3.8%
Alibaba Group Holding Ltd. (a)	44,112	$ 487,436
Ross Stores, Inc.	6,262	726,830
TJX Cos., Inc.	6,888	548,285
		$1,762,551
Telecommunications - Wireless – 2.2%
American Tower Corp., REIT	2,638	$ 558,887
Cellnex Telecom S.A.	14,765	491,019
		$1,049,906
Utilities - Electric Power – 0.9%
Xcel Energy, Inc.	5,707	$ 400,118
Total Common Stocks (Identified Cost, $30,224,160)		$46,471,884
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $374,298)	374,296	$ 374,408
Other Assets, Less Liabilities – (0.0)%		(2,023)
Net Assets – 100.0%		$46,844,269
10

MFS Global Growth Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $374,408 and $46,471,884, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
11

MFS Global Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $30,224,160)	$46,471,884
Investments in affiliated issuers, at value (identified cost, $374,298)	374,408
Receivables for
Fund shares sold	9,341
Dividends	85,972
Receivable from investment adviser	5,616
Other assets	500
Total assets	$46,947,721
Liabilities
Payables for
Fund shares reacquired	$10,143
Payable to affiliates
Administrative services fee	144
Shareholder servicing costs	12
Distribution and/or service fees	133
Payable for independent Trustees' compensation	167
Deferred country tax expense payable	33,992
Accrued expenses and other liabilities	58,861
Total liabilities	$103,452
Net assets	$46,844,269
Net assets consist of
Paid-in capital	$28,376,388
Total distributable earnings (loss)	18,467,881
Net assets	$46,844,269
Shares of beneficial interest outstanding	1,993,730
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$40,379,913	1,717,005	$23.52
Service Class	6,464,356	276,725	23.36
See Notes to Financial Statements
12

MFS Global Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$611,854
Dividends from affiliated issuers	5,995
Other	41
Income on securities loaned	35
Foreign taxes withheld	(26,479)
Total investment income	$591,446
Expenses
Management fee	$459,654
Distribution and/or service fees	15,989
Shareholder servicing costs	2,922
Administrative services fee	17,869
Independent Trustees' compensation	3,155
Custodian fee	8,538
Shareholder communications	2,950
Audit and tax fees	78,513
Legal fees	261
Miscellaneous	28,801
Total expenses	$618,652
Reduction of expenses by investment adviser	(92,147)
Net expenses	$526,505
Net investment income (loss)	$64,941
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,895 country tax)	$2,328,639
Affiliated issuers	26
Foreign currency	(3,988)
Net realized gain (loss)	$2,324,677
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,640 increase in deferred country tax)	$(14,198,042)
Affiliated issuers	110
Translation of assets and liabilities in foreign currencies	(1,713)
Net unrealized gain (loss)	$(14,199,645)
Net realized and unrealized gain (loss)	$(11,874,968)
Change in net assets from operations	$(11,810,027)
See Notes to Financial Statements
13

MFS Global Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$64,941	$87,058
Net realized gain (loss)	2,324,677	5,885,982
Net unrealized gain (loss)	(14,199,645)	4,179,764
Change in net assets from operations	$(11,810,027)	$10,152,804
Total distributions to shareholders	$(5,877,121)	$(7,022,050)
Change in net assets from fund share transactions	$1,921,038	$2,938,411
Total change in net assets	$(15,766,110)	$6,069,165
Net assets
At beginning of period	62,610,379	56,541,214
At end of period	$46,844,269	$62,610,379
See Notes to Financial Statements
14

MFS Global Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$32.85	$31.23	$28.60	$23.72	$26.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.06	$0.03	$0.14	$0.15
Net realized and unrealized gain (loss)	(6.13)	5.57	5.57	8.00	(1.23)
Total from investment operations	$(6.09)	$5.63	$5.60	$8.14	$(1.08)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.03)	$(0.14)	$(0.16)	$(0.14)
From net realized gain	(3.19)	(3.98)	(2.83)	(3.10)	(1.59)
Total distributions declared to shareholders	$(3.24)	$(4.01)	$(2.97)	$(3.26)	$(1.73)
Net asset value, end of period (x)	$23.52	$32.85	$31.23	$28.60	$23.72
Total return (%) (k)(r)(s)(x)	(19.11)	18.52	20.76	36.01	(4.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.18	1.15	1.21	1.21	1.17
Expenses after expense reductions	1.00	1.00	1.00	1.00	1.00
Net investment income (loss)	0.16	0.17	0.10	0.53	0.56
Portfolio turnover	18	19	34	22	22
Net assets at end of period (000 omitted)	$40,380	$55,501	$53,591	$50,911	$43,919
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$32.67	$31.13	$28.52	$23.65	$26.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.03)	$(0.04)	$0.07	$0.09
Net realized and unrealized gain (loss)	(6.10)	5.55	5.56	7.98	(1.24)
Total from investment operations	$(6.12)	$5.52	$5.52	$8.05	$(1.15)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.08)	$(0.08)	$(0.05)
From net realized gain	(3.19)	(3.98)	(2.83)	(3.10)	(1.59)
Total distributions declared to shareholders	$(3.19)	$(3.98)	$(2.91)	$(3.18)	$(1.64)
Net asset value, end of period (x)	$23.36	$32.67	$31.13	$28.52	$23.65
Total return (%) (k)(r)(s)(x)	(19.32)	18.21	20.49	35.66	(5.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.43	1.39	1.46	1.46	1.42
Expenses after expense reductions	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	(0.09)	(0.10)	(0.16)	0.26	0.34
Portfolio turnover	18	19	34	22	22
Net assets at end of period (000 omitted)	$6,464	$7,110	$2,950	$2,109	$1,754

See Notes to Financial Statements
15

MFS Global Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Global Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or
17

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$31,403,928	$—	$—	$31,403,928
United Kingdom	2,257,005	—	—	2,257,005
Canada	2,173,495	—	—	2,173,495
China	487,436	1,577,206	—	2,064,642
Switzerland	575,565	1,484,046	—	2,059,611
France	—	1,118,588	—	1,118,588
Japan	323,225	717,011	—	1,040,236
South Korea	—	880,975	—	880,975
India	837,494	—	—	837,494
Other Countries	2,144,891	491,019	—	2,635,910
Mutual Funds	374,408	—	—	374,408
Total	$40,577,447	$6,268,845	$—	$46,846,292
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from
18

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$703,075	$274,048
Long-term capital gains	5,174,046	6,748,002
Total distributions	$5,877,121	$7,022,050
The federal tax cost and the tax basis components of distributable earnings were as follows:
19

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$30,802,564
Gross appreciation	17,988,063
Gross depreciation	(1,944,335)
Net unrealized appreciation (depreciation)	$16,043,728
Undistributed ordinary income	56,118
Undistributed long-term capital gain	2,368,570
Other temporary differences	(535)
Total distributable earnings (loss)	$18,467,881
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$5,124,683	$6,286,826
Service Class	752,438	735,224
Total	$5,877,121	$7,022,050
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $7,103, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $85,044, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
20

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $2,738, which equated to 0.0054% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $184.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0350% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $54,776. The sales transactions resulted in net realized gains (losses) of $(9,632).
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $8,972,605 and $13,041,617, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	31,265	$836,344	45,404	$1,488,071
Service Class	47,729	1,278,209	112,594	3,745,462
	78,994	$2,114,553	157,998	$5,233,533
Shares issued to shareholders in reinvestment of distributions
Initial Class	204,987	$5,124,683	198,762	$6,286,826
Service Class	30,267	752,438	23,348	735,224
	235,254	$5,877,121	222,110	$7,022,050
Shares reacquired
Initial Class	(209,020)	$(5,543,223)	(270,459)	$(8,881,980)
Service Class	(18,910)	(527,413)	(13,091)	(435,192)
	(227,930)	$(6,070,636)	(283,550)	$(9,317,172)
21

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Net change
Initial Class	27,232	$417,804	(26,293)	$(1,107,083)
Service Class	59,086	1,503,234	122,851	4,045,494
	86,318	$1,921,038	96,558	$2,938,411
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $249 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$263,435	$8,220,836	$8,109,999	$26	$110	$374,408
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$5,995	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
22

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
23

MFS Global Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
24

MFS Global Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Global Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
26

MFS Global Growth Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
27

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement
MFS Global Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
28

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
29

MFS Global Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $5,692,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 51.47% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2022
MFS®  Global Research Portfolio
MFS® Variable Insurance Trust II
RES-ANN

MFS® Global Research Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Research Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Research Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	4.4%
Alphabet, Inc., “A”	2.8%
Visa, Inc., “A”	2.0%
Amazon.com, Inc.	1.8%
ConocoPhillips	1.7%
Roche Holding AG	1.7%
Cigna Corp.	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.3%
Galp Energia SGPS S.A., “B”	1.3%
LVMH Moet Hennessy Louis Vuitton SE	1.3%
Global equity sectors (k)
Technology	23.0%
Financial Services	18.0%
Capital Goods	16.9%
Health Care	13.4%
Consumer Cyclicals	10.7%
Energy	8.7%
Consumer Staples	6.3%
Telecommunications/Cable Television	2.5%
Issuer country weightings (x)
United States	63.4%
Switzerland	5.4%
France	5.2%
United Kingdom	4.0%
China	3.5%
Japan	3.0%
Hong Kong	2.0%
Canada	2.0%
Australia	2.0%
Other Countries	9.5%
Currency exposure weightings (y)
United States Dollar	64.2%
Euro	11.4%
Swiss Franc	5.4%
Hong Kong Dollar	4.5%
British Pound Sterling	4.0%
Japanese Yen	3.0%
Australian Dollar	2.0%
Taiwan Dollar	1.3%
Canadian Dollar	1.3%
Other Currencies	2.9%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Research Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Global Research Portfolio (fund) provided a total return of -17.67%, while Service Class shares of the fund provided a total return of -17.88%. These compare with a return of -18.36% over the same period for the fund’s benchmark, the MSCI All Country World Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection in the technology sector contributed to the fund’s performance relative to the MSCI All Country World Index. Within this sector, the timing of the fund's ownership in shares of social networking service provider Meta Platforms(h) and not owning shares of computer graphics processor maker NVIDIA benefited relative returns. The stock price of Meta Platforms declined as management's softer-than-expected outlook appeared to have weighed on the stock price, reflecting uncertain macroeconomic conditions and the further weakening of online advertisement demand.
Stock selection in the capital goods sector also supported the fund’s relative results. Within this sector, not owning shares of electric vehicle manufacturer Tesla and an overweight position in global security company Northrop Grumman aided relative performance. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.
Elsewhere, the fund's overweight positions in oil and gas company ConocoPhillips, global health services provider Cigna, oil and gas company Galp Energia (Portugal), petroleum refineries company Valero Energy, pharmaceutical company Merck & Co. and insurance services provider Chubb strengthened relative returns.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Stock selection in the health care sector detracted from relative performance, led by the fund’s holdings of clinical research provider ICON(b) (Ireland). The share price of ICON declined over several macroeconomic headwinds, including higher interest rates, the negative impact of COVID lockdowns in China and an adverse foreign exchange impact.
3

MFS Global Research Portfolio
Management Review - continued
Stocks in other sectors that detracted from the fund's relative returns included not owning shares of strong-performing integrated oil and gas company ExxonMobil and integrated energy company Chevron. The stock price of ExxonMobil rose as the company posted robust earnings and revenue results, driven by the strong energy price environment, and increased its return to shareholders through stock repurchases and dividends. The fund's overweight positions in technology company Alphabet, customer information software manager Salesforce, Inc., internet search engine and online computer games provider NAVER (South Korea), sportswear and sports equipment manufacturer Adidas(h) (Germany), real estate company LEG Immobilien (Germany) and software company Adobe Systems, and the fund’s holdings of software development company Atlassian(b), further hindered relative performance.
Respectfully,
Portfolio Manager(s)
Akira Fuse and James Keating
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Research Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	(17.67)%	6.46%	8.59%
Service Class	8/24/01	(17.88)%	6.19%	8.31%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)	(18.36)%	5.23%	7.98%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

MFS Global Research Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Research Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.85%	$1,000.00	$1,025.88	$4.34
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
Service Class	Actual	1.10%	$1,000.00	$1,024.32	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Global Research Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 4.4%
General Dynamics Corp.	2,517	$ 624,493
Honeywell International, Inc.	4,118	882,488
Howmet Aerospace, Inc.	13,268	522,892
Northrop Grumman Corp.	969	528,696
Raytheon Technologies Corp.	7,022	708,660
		$3,267,229
Alcoholic Beverages – 1.9%
China Resources Beer Holdings Co. Ltd.	40,000	$ 279,548
Constellation Brands, Inc., “A”	1,737	402,550
Diageo PLC	12,026	530,667
Kweichow Moutai Co. Ltd., “A”	900	222,710
		$1,435,475
Apparel Manufacturers – 3.0%
Compagnie Financiere Richemont S.A.	4,872	$ 630,464
LVMH Moet Hennessy Louis Vuitton SE	1,332	967,625
NIKE, Inc., “B”	5,251	614,419
		$2,212,508
Brokerage & Asset Managers – 4.1%
Charles Schwab Corp.	11,223	$ 934,427
CME Group, Inc.	2,660	447,305
Euronext N.V.	10,599	785,647
London Stock Exchange Group PLC	10,506	906,360
		$3,073,739
Business Services – 2.3%
Accenture PLC, “A”	3,322	$ 886,442
Fidelity National Information Services, Inc.	8,810	597,759
Fiserv, Inc. (a)	2,262	228,620
		$1,712,821
Computer Software – 8.6%
Adobe Systems, Inc. (a)	1,463	$ 492,343
Atlassian Corp. (a)	1,346	173,203
Cadence Design Systems, Inc. (a)	3,191	512,602
Microsoft Corp. (s)	13,551	3,249,801
NAVER Corp.	2,914	413,872
NetEase.com, Inc., ADR	4,263	309,622
NICE Systems Ltd., ADR (a)	1,742	334,987
Palo Alto Networks, Inc. (a)	1,441	201,077
Salesforce, Inc. (a)	5,207	690,396
		$6,377,903
Computer Software - Systems – 3.9%
Apple, Inc. (s)	7,187	$ 933,807
Cap Gemini S.A.	3,562	597,397
Constellation Software, Inc.	426	665,101
Hitachi Ltd.	13,900	699,515
		$2,895,820
8

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.1%
Masco Corp.	8,009	$ 373,780
Sherwin-Williams Co.	1,905	452,114
Techtronic Industries Co. Ltd.	23,000	256,654
Vulcan Materials Co.	2,878	503,966
		$1,586,514
Consumer Products – 1.0%
Colgate-Palmolive Co.	4,124	$ 324,930
Kao Corp.	4,800	192,198
Reckitt Benckiser Group PLC	3,391	235,888
		$753,016
Electrical Equipment – 2.7%
Johnson Controls International PLC	10,975	$ 702,400
Schneider Electric SE	5,571	783,502
TE Connectivity Ltd.	3,230	370,804
Vertiv Holdings Co.	10,203	139,373
		$1,996,079
Electronics – 3.2%
Applied Materials, Inc.	4,760	$ 463,529
ASML Holding N.V.	647	348,922
NXP Semiconductors N.V.	3,863	610,470
Taiwan Semiconductor Manufacturing Co. Ltd.	67,000	977,680
		$2,400,601
Energy - Independent – 3.5%
ConocoPhillips	10,897	$ 1,285,846
Valero Energy Corp.	5,197	659,291
Woodside Energy Group Ltd.	25,754	623,121
		$2,568,258
Energy - Integrated – 1.3%
Galp Energia SGPS S.A., “B”	72,198	$ 976,944
Energy - Renewables – 0.4%
Orsted A/S	2,971	$ 269,994
Food & Beverages – 2.6%
Mondelez International, Inc.	7,905	$ 526,868
Nestle S.A.	6,461	746,152
PepsiCo, Inc.	3,709	670,068
		$1,943,088
Gaming & Lodging – 0.7%
Aristocrat Leisure Ltd.	12,164	$ 251,202
Whitbread PLC	8,171	253,873
		$505,075
General Merchandise – 0.7%
Dollar General Corp.	1,977	$ 486,836
Health Maintenance Organizations – 1.5%
Cigna Corp.	3,258	$ 1,079,506
9

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 3.6%
AIA Group Ltd.	80,800	$ 890,174
Aon PLC	2,969	891,116
Chubb Ltd.	4,124	909,754
		$2,691,044
Internet – 4.2%
Alphabet, Inc., “A” (a)(s)	23,928	$ 2,111,168
Gartner, Inc. (a)	781	262,525
Tencent Holdings Ltd.	17,700	752,289
		$3,125,982
Leisure & Toys – 0.6%
Electronic Arts, Inc.	3,540	$ 432,517
Machinery & Tools – 2.8%
GEA Group AG	7,651	$ 312,858
Ingersoll Rand, Inc.	5,082	265,535
Regal Rexnord Corp.	2,481	297,670
Schindler Holding AG	1,299	243,912
SMC Corp.	1,100	465,849
Wabtec Corp.	5,235	522,505
		$2,108,329
Major Banks – 3.9%
BNP Paribas	12,403	$ 705,821
Goldman Sachs Group, Inc.	1,976	678,519
Mitsubishi UFJ Financial Group, Inc.	47,600	321,111
NatWest Group PLC	130,626	418,805
Wells Fargo & Co.	17,693	730,544
		$2,854,800
Medical & Health Technology & Services – 0.9%
ICON PLC (a)	3,587	$ 696,775
Medical Equipment – 5.3%
Becton, Dickinson and Co.	2,405	$ 611,591
Boston Scientific Corp. (a)(s)	17,892	827,863
Danaher Corp.	1,725	457,849
Medtronic PLC	7,715	599,610
QIAGEN N.V. (a)	8,046	401,254
STERIS PLC	2,014	371,966
Thermo Fisher Scientific, Inc.	1,142	628,888
		$3,899,021
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	87,000	$ 324,011
Natural Gas - Pipeline – 0.4%
TC Energy Corp.	7,638	$ 304,505
Network & Telecom – 0.7%
Equinix, Inc., REIT	822	$ 538,435
10

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 5.3%
HDFC Bank Ltd.	27,171	$ 534,733
Julius Baer Group Ltd.	13,957	811,264
Macquarie Group Ltd.	5,140	583,520
Moody's Corp.	1,867	520,184
Visa, Inc., “A”	7,101	1,475,304
		$3,925,005
Pharmaceuticals – 5.7%
Johnson & Johnson	4,621	$ 816,300
Merck & Co., Inc.	8,015	889,264
Roche Holding AG	3,923	1,232,500
Santen Pharmaceutical Co. Ltd.	35,400	289,695
Vertex Pharmaceuticals, Inc. (a)	1,970	568,897
Zoetis, Inc.	3,187	467,055
		$4,263,711
Printing & Publishing – 0.6%
Wolters Kluwer N.V.	4,097	$ 428,739
Railroad & Shipping – 0.7%
Canadian Pacific Railway Ltd.	6,670	$ 497,515
Real Estate – 1.1%
LEG Immobilien SE	5,559	$ 362,155
STORE Capital Corp., REIT	13,546	434,285
		$796,440
Restaurants – 1.4%
Starbucks Corp.	4,756	$ 471,795
Yum China Holdings, Inc.	10,165	555,518
		$1,027,313
Specialty Chemicals – 4.2%
Air Products & Chemicals, Inc.	1,787	$ 550,861
Akzo Nobel N.V.	3,466	232,109
Axalta Coating Systems Ltd. (a)	10,904	277,725
Croda International PLC	4,627	369,415
DuPont de Nemours, Inc.	7,934	544,510
Linde PLC	2,539	830,174
Sika AG	1,299	313,435
		$3,118,229
Specialty Stores – 3.9%
Alibaba Group Holding Ltd. (a)	15,900	$ 175,695
Amazon.com, Inc. (a)(s)	16,020	1,345,680
Home Depot, Inc.	2,825	892,304
Target Corp.	2,977	443,692
		$2,857,371
Telecommunications - Wireless – 2.2%
Advanced Info Service Public Co. Ltd.	63,000	$ 354,699
Cellnex Telecom S.A.	9,855	327,734
KDDI Corp.	10,000	302,241
Liberty Broadband Corp. (a)	4,112	313,623
11

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – continued
T-Mobile US, Inc. (a)	2,458	$ 344,120
		$1,642,417
Telephone Services – 0.3%
Hellenic Telecommunications Organization S.A.	15,875	$ 247,934
Tobacco – 0.7%
British American Tobacco PLC	6,398	$ 253,819
Philip Morris International, Inc.	2,860	289,461
		$543,280
Utilities - Electric Power – 2.7%
CLP Holdings Ltd.	44,500	$ 324,680
Iberdrola S.A.	48,124	563,051
NextEra Energy, Inc.	6,427	537,297
Southern Co.	7,967	568,924
		$1,993,952
Total Common Stocks (Identified Cost, $56,482,677)		$73,858,731
Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $269,526)	269,517	$ 269,598
Other Assets, Less Liabilities – 0.1%		68,196
Net Assets – 100.0%		$74,196,525
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $269,598 and $73,858,731, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2022, the fund had cash collateral of $2,624 and other liquid securities with an aggregate value of $541,830 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

MFS Global Research Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $56,482,677)	$73,858,731
Investments in affiliated issuers, at value (identified cost, $269,526)	269,598
Deposits with brokers	2,624
Receivables for
Fund shares sold	1,979
Dividends	165,161
Receivable from investment adviser	4,819
Other assets	663
Total assets	$74,303,575
Liabilities
Payables for
Fund shares reacquired	$5,564
Payable to affiliates
Administrative services fee	171
Shareholder servicing costs	10
Distribution and/or service fees	130
Payable for independent Trustees' compensation	189
Deferred country tax expense payable	19,263
Accrued expenses and other liabilities	81,723
Total liabilities	$107,050
Net assets	$74,196,525
Net assets consist of
Paid-in capital	$52,408,045
Total distributable earnings (loss)	21,788,480
Net assets	$74,196,525
Shares of beneficial interest outstanding	2,614,822
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$67,890,521	2,391,447	$28.39
Service Class	6,306,004	223,375	28.23
See Notes to Financial Statements
13

MFS Global Research Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$1,485,950
Dividends from affiliated issuers	7,006
Income on securities loaned	728
Other	58
Interest	16
Foreign taxes withheld	(66,208)
Total investment income	$1,427,550
Expenses
Management fee	$611,944
Distribution and/or service fees	16,788
Shareholder servicing costs	2,371
Administrative services fee	22,334
Independent Trustees' compensation	3,567
Custodian fee	33,979
Shareholder communications	4,826
Audit and tax fees	68,721
Legal fees	393
Miscellaneous	35,810
Total expenses	$800,733
Reduction of expenses by investment adviser	(90,189)
Net expenses	$710,544
Net investment income (loss)	$717,006
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $24,153 country tax)	$3,767,748
Affiliated issuers	(171)
Foreign currency	(109)
Net realized gain (loss)	$3,767,468
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $29,373 decrease in deferred country tax)	$(21,973,858)
Affiliated issuers	72
Translation of assets and liabilities in foreign currencies	(3,596)
Net unrealized gain (loss)	$(21,977,382)
Net realized and unrealized gain (loss)	$(18,209,914)
Change in net assets from operations	$(17,492,908)
See Notes to Financial Statements
14

MFS Global Research Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$717,006	$463,141
Net realized gain (loss)	3,767,468	7,022,651
Net unrealized gain (loss)	(21,977,382)	9,327,166
Change in net assets from operations	$(17,492,908)	$16,812,958
Total distributions to shareholders	$(7,517,106)	$(7,696,062)
Change in net assets from fund share transactions	$(1,463,920)	$(4,826,833)
Total change in net assets	$(26,473,934)	$4,290,063
Net assets
At beginning of period	100,670,459	96,380,396
At end of period	$74,196,525	$100,670,459
See Notes to Financial Statements
15

MFS Global Research Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$38.03	$34.70	$32.19	$27.00	$31.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.18	$0.22	$0.40	$0.32
Net realized and unrealized gain (loss)	(6.86)	6.17	4.87	7.88	(2.82)
Total from investment operations	$(6.58)	$6.35	$5.09	$8.28	$(2.50)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.22)	$(0.42)	$(0.34)	$(0.33)
From net realized gain	(2.87)	(2.80)	(2.16)	(2.75)	(1.91)
Total distributions declared to shareholders	$(3.06)	$(3.02)	$(2.58)	$(3.09)	$(2.24)
Net asset value, end of period (x)	$28.39	$38.03	$34.70	$32.19	$27.00
Total return (%) (k)(r)(s)(x)	(17.67)	18.51	16.49	31.96	(8.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.91	0.95	0.94	0.93
Expenses after expense reductions	0.85	0.85	0.85	0.85	0.88
Net investment income (loss)	0.90	0.49	0.69	1.29	1.01
Portfolio turnover	19	15	32	27	22
Net assets at end of period (000 omitted)	$67,891	$92,642	$88,676	$87,138	$77,345
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$37.82	$34.54	$32.06	$26.89	$31.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.09	$0.13	$0.32	$0.24
Net realized and unrealized gain (loss)	(6.82)	6.13	4.87	7.85	(2.82)
Total from investment operations	$(6.62)	$6.22	$5.00	$8.17	$(2.58)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.36)	$(0.25)	$(0.23)
From net realized gain	(2.87)	(2.80)	(2.16)	(2.75)	(1.91)
Total distributions declared to shareholders	$(2.97)	$(2.94)	$(2.52)	$(3.00)	$(2.14)
Net asset value, end of period (x)	$28.23	$37.82	$34.54	$32.06	$26.89
Total return (%) (k)(r)(s)(x)	(17.88)	18.20	16.24	31.62	(9.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.16	1.21	1.19	1.18
Expenses after expense reductions	1.10	1.10	1.10	1.10	1.13
Net investment income (loss)	0.65	0.24	0.40	1.06	0.76
Portfolio turnover	19	15	32	27	22
Net assets at end of period (000 omitted)	$6,306	$8,028	$7,705	$6,034	$5,519

See Notes to Financial Statements
16

MFS Global Research Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Global Research Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign
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MFS Global Research Portfolio
Notes to Financial Statements  - continued
markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$46,698,046	$—	$—	$46,698,046
Switzerland	1,232,500	2,745,227	—	3,977,727
France	—	3,839,992	—	3,839,992
United Kingdom	2,968,827	—	—	2,968,827
China	1,320,383	1,299,010	—	2,619,393
Japan	947,742	1,322,867	—	2,270,609
Hong Kong	581,334	890,174	—	1,471,508
Canada	1,467,121	—	—	1,467,121
Australia	—	1,457,843	—	1,457,843
Other Countries	5,014,416	2,073,249	—	7,087,665
Mutual Funds	269,598	—	—	269,598
Total	$60,499,967	$13,628,362	$—	$74,128,329
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by
19

MFS Global Research Portfolio
Notes to Financial Statements  - continued
U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$1,611,095	$1,290,016
Long-term capital gains	5,906,011	6,406,046
Total distributions	$7,517,106	$7,696,062
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$56,878,394
Gross appreciation	21,096,323
Gross depreciation	(3,846,388)
Net unrealized appreciation (depreciation)	$17,249,935
Undistributed ordinary income	690,905
Undistributed long-term capital gain	3,867,694
Other temporary differences	(20,054)
Total distributable earnings (loss)	$21,788,480
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MFS Global Research Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$6,902,278	$7,108,197
Service Class	614,828	587,865
Total	$7,517,106	$7,696,062
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million	0.675%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $11,352, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $78,837, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $2,248, which equated to 0.0028% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $123.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0274% of the fund's average daily net assets.
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MFS Global Research Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $110,602 and $64,793, respectively. The sales transactions resulted in net realized gains (losses) of $4,026.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $15,707,847 and $23,958,835, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	17,285	$559,151	32,311	$1,189,874
Service Class	24,828	797,057	3,188	114,787
	42,113	$1,356,208	35,499	$1,304,661
Shares issued to shareholders in reinvestment of distributions
Initial Class	231,698	$6,902,278	191,286	$7,108,197
Service Class	20,736	614,828	15,897	587,865
	252,434	$7,517,106	207,183	$7,696,062
Shares reacquired
Initial Class	(293,461)	$(9,234,294)	(343,195)	$(12,731,621)
Service Class	(34,451)	(1,102,940)	(29,917)	(1,095,935)
	(327,912)	$(10,337,234)	(373,112)	$(13,827,556)
Net change
Initial Class	(44,478)	$(1,772,865)	(119,598)	$(4,433,550)
Service Class	11,113	308,945	(10,832)	(393,283)
	(33,365)	$(1,463,920)	(130,430)	$(4,826,833)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured
22

MFS Global Research Portfolio
Notes to Financial Statements  - continued
uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $401 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$496,235	$12,283,108	$12,509,646	$(171)	$72	$269,598
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$7,006	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
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MFS Global Research Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Research Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Global Research Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Global Research Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
26

MFS Global Research Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Akira Fuse James Keating
27

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement
MFS Global Research Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
28

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
29

MFS Global Research Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $6,497,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 34.17% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Annual Report
December 31, 2022
MFS®  Government
Securities Portfolio
MFS® Variable Insurance Trust II
GSS-ANN

MFS® Government Securities Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Government Securities Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Government Securities Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	54.5%
Mortgage-Backed Securities	51.8%
Commercial Mortgage-Backed Securities	3.6%
Collateralized Debt Obligations	2.1%
Municipal Bonds	1.9%
Investment Grade Corporates	0.7%
U.S. Government Agencies	0.6%
Asset-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	4.2%
AA	1.9%
A	2.2%
BBB	0.2%
U.S. Government	36.7%
Federal Agencies	52.4%
Not Rated	17.7%
Cash & Cash Equivalents	2.4%
Other (q)	(17.7)%
Portfolio facts
Average Duration (d)	6.0
Average Effective Maturity (m)	7.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
2

MFS Government Securities Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS Government Securities Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Government Securities Portfolio (fund) provided a total return of -12.26%, while Service Class shares of the fund provided a total return of -12.45%. These compare with a return of -12.12% over the same period for the fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Government/Mortgage Index, a combination of the fund's underweight exposure and weak bond selection within the treasury sector detracted from performance.
Conversely, the fund's shorter duration(d) stance benefited relative performance as interest rates rose during the reporting period. Additionally, yield curve(y) positioning, particularly the fund's underweight exposure to shifts in the short end of the yield curve (centered around maturities of 2 years), and overweight exposure to shifts in the long end of the yield curve (centered around maturities of 20 years), strengthened relative returns.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Government Securities Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(12.26)%	(0.40)%	0.38%
Service Class	8/24/01	(12.45)%	(0.64)%	0.14%
Comparative benchmark(s)
Bloomberg U.S. Government/Mortgage Index (f)	(12.12)%	(0.24)%	0.67%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
5

MFS Government Securities Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Government Securities Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.58%	$1,000.00	$960.74	$2.87
	Hypothetical (h)	0.58%	$1,000.00	$1,022.28	$2.96
Service Class	Actual	0.83%	$1,000.00	$960.02	$4.10
	Hypothetical (h)	0.83%	$1,000.00	$1,021.02	$4.23
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Government Securities Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.1%
Asset-Backed & Securitized – 5.8%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.028%, 11/15/2054 (i)	$3,597,775	$ 211,963
ACREC 2021-FL1 Ltd., “AS”, FLR, 5.826% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	1,293,000	1,217,022
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 5.77% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	671,500	619,500
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 5.717% (LIBOR - 1mo. + 1.4%), 8/15/2034 (n)	1,107,000	1,042,934
AREIT 2022-CRE6 Trust, “AS”, FLR, 5.475% (SOFR - 30 day + 1.65%), 1/16/2037 (n)	1,405,000	1,321,306
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.297%, 7/15/2054 (i)	3,643,746	263,771
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.626%, 2/15/2054 (i)	2,380,682	215,446
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.46%, 12/15/2055	3,508,842	136,480
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.271%, 2/15/2054 (i)	7,617,390	513,657
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.151%, 3/15/2054 (i)	4,506,222	274,538
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.886%, 6/15/2054 (i)	6,476,751	317,861
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.266%, 7/15/2054 (i)	5,796,736	408,482
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.282%, 8/15/2054 (i)	6,773,268	477,344
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.042%, 9/15/2054 (i)	7,572,799	421,323
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 5.517% (LIBOR - 1mo. + 1.2%), 10/15/2036 (n)	614,500	585,240
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 5.797% (LIBOR - 1mo. + 1.48%), 10/15/2036 (n)	777,500	752,818
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.617% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	1,344,000	1,282,220
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	267,164	249,617
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.867%, 12/15/2072 (i)(n)	4,406,548	194,604
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.325%, 2/15/2054 (i)	5,853,071	439,653
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.779%, 4/15/2054 (i)	3,306,364	143,461
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	197,053	193,897
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.067% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,110,500	1,043,864
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 5.726% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	1,572,067	1,537,351
MF1 2021-FL5 Ltd., “AS”, FLR, 5.65% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	664,500	640,712
MF1 2021-FL5 Ltd., “B”, FLR, 5.9% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	836,500	799,359
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.831%, 12/15/2051 (i)	6,029,902	219,757
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.296%, 5/15/2054 (i)	2,874,854	198,382
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.228%, 6/15/2054 (i)	3,526,466	223,320
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.1%, 10/15/2054 (i)	13,399,357	796,502
PFP III 2021-7 Ltd., “AS”, FLR, 5.467% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	932,953	878,430
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 5.588% (LIBOR - 1mo. + 1.2%), 11/25/2036 (n)	658,272	627,756
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 5.888% (LIBOR - 1mo. + 1.5%), 11/25/2036 (n)	206,000	193,895
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.883%, 1/15/2052 (i)(n)	3,388,141	142,728
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.546%, 8/15/2054 (i)	1,323,038	116,689
		$18,701,882
Automotive – 0.1%
Hyundai Capital America, 2.375%, 2/10/2023 (n)	$405,000	$ 404,087
Consumer Services – 0.2%
Conservation Fund, 3.474%, 12/15/2029	$563,000	$ 484,058
Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	$119,000	$ 112,370
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	147,000	137,294
		$249,664
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$879,000	$ 867,844
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	246,000	231,337
		$1,099,181
8

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 51.6%
Fannie Mae, 2.73%, 4/01/2023	$443,314	$ 439,623
Fannie Mae, 2.41%, 5/01/2023	559,652	553,255
Fannie Mae, 4.5%, 5/01/2025 - 4/01/2041	2,107,909	2,084,753
Fannie Mae, 4%, 3/25/2028 - 2/01/2045	7,251,268	6,965,552
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	4,630,800	4,362,162
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	296,791	309,262
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	769,734	690,370
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	282,143	27,465
Fannie Mae, 3%, 2/25/2033 (i)	347,376	32,046
Fannie Mae, 5.5%, 10/01/2033 - 3/01/2038	2,970,182	3,066,871
Fannie Mae, 5%, 11/01/2033 - 3/01/2041	2,054,056	2,084,358
Fannie Mae, 6%, 8/01/2034 - 7/01/2037	340,856	350,862
Fannie Mae, 3.5%, 4/01/2038 - 7/01/2046	3,522,268	3,294,287
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	392,784	359,524
Fannie Mae, 1.75%, 10/25/2041	654,898	595,322
Fannie Mae, 2.75%, 9/25/2042	294,681	274,128
Fannie Mae, UMBS, 2.5%, 7/01/2037 - 8/01/2052	24,728,789	21,053,357
Fannie Mae, UMBS, 1.5%, 2/01/2042	67,038	54,177
Fannie Mae, UMBS, 2%, 2/01/2042 - 4/01/2052	13,368,385	11,015,136
Fannie Mae, UMBS, 3%, 6/01/2051 - 7/01/2052	5,332,894	4,700,714
Fannie Mae, UMBS, 3.5%, 5/01/2052 - 7/01/2052	775,637	704,938
Fannie Mae, UMBS, 5%, 6/01/2052 - 9/01/2052	624,999	616,373
Fannie Mae, UMBS, 4.5%, 8/01/2052 - 9/01/2052	669,501	645,455
Fannie Mae, UMBS, 4%, 9/01/2052	643,179	603,325
Fannie Mae, UMBS, 5.5%, 11/01/2052	1,049,998	1,052,816
Fannie Mae, UMBS, 6%, 12/01/2052	325,000	330,007
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	1,221,956	1,235,010
Freddie Mac, 6%, 6/01/2023 - 10/01/2038	887,972	912,594
Freddie Mac, 3.06%, 7/25/2023	326,000	322,793
Freddie Mac, 0.903%, 4/25/2024 (i)	10,946,753	102,516
Freddie Mac, 0.6%, 7/25/2024 (i)	14,494,852	97,460
Freddie Mac, 3.064%, 8/25/2024 (i)	1,659,858	1,614,264
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	861,875	855,130
Freddie Mac, 2.67%, 12/25/2024	3,924,000	3,762,642
Freddie Mac, 2.811%, 1/25/2025	2,507,701	2,412,454
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	784,895	755,833
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	9,548,968	8,960,780
Freddie Mac, 1.367%, 3/25/2027 (i)	1,030,000	50,521
Freddie Mac, 0.574%, 7/25/2027 (i)	29,315,575	634,263
Freddie Mac, 0.424%, 8/25/2027 (i)	24,175,051	403,752
Freddie Mac, 0.293%, 1/25/2028 (i)	40,489,221	553,496
Freddie Mac, 0.304%, 1/25/2028 (i)	17,408,060	245,034
Freddie Mac, 0.135%, 2/25/2028 (i)	49,149,610	353,022
Freddie Mac, 2.5%, 3/15/2028	66,686	66,072
Freddie Mac, 0.121%, 4/25/2028 (i)	31,754,979	216,083
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	7,212,608	6,574,710
Freddie Mac, 1.09%, 7/25/2029 (i)	4,419,393	251,613
Freddie Mac, 1.143%, 8/25/2029 (i)	7,660,430	456,234
Freddie Mac, 1.8%, 4/25/2030 (i)	1,602,831	168,760
Freddie Mac, 1.868%, 4/25/2030 (i)	4,034,514	429,840
Freddie Mac, 1.665%, 5/25/2030 (i)	2,174,913	214,268
Freddie Mac, 1.797%, 5/25/2030 (i)	4,905,689	523,609
Freddie Mac, 1.341%, 6/25/2030 (i)	1,983,331	160,331
Freddie Mac, 1.599%, 8/25/2030 (i)	1,814,781	177,627
Freddie Mac, 1.169%, 9/25/2030 (i)	1,149,690	82,777
Freddie Mac, 1.08%, 11/25/2030 (i)	2,249,951	152,886
Freddie Mac, 0.329%, 1/25/2031 (i)	8,727,018	174,138
9

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.781%, 1/25/2031 (i)	$3,359,280	$ 167,643
Freddie Mac, 0.936%, 1/25/2031 (i)	2,545,825	152,183
Freddie Mac, 0.516%, 3/25/2031 (i)	6,929,048	222,998
Freddie Mac, 0.732%, 3/25/2031 (i)	2,967,667	143,275
Freddie Mac, 1.22%, 5/25/2031 (i)	1,210,235	96,244
Freddie Mac, 0.937%, 7/25/2031 (i)	1,944,368	123,104
Freddie Mac, 0.508%, 8/25/2031 (i)	2,464,144	84,687
Freddie Mac, 0.536%, 9/25/2031 (i)	8,016,720	304,975
Freddie Mac, 0.855%, 9/25/2031 (i)	2,478,687	145,524
Freddie Mac, 0.349%, 11/25/2031 (i)	11,978,818	307,646
Freddie Mac, 0.497%, 12/25/2031 (i)	11,887,771	421,395
Freddie Mac, 0.567%, 12/25/2031 (i)	1,981,491	78,227
Freddie Mac, 2.92%, 6/25/2032 (i)	1,800,000	1,581,920
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	175,581	182,902
Freddie Mac, 5.5%, 8/01/2035 - 6/01/2041	756,576	784,319
Freddie Mac, 5.5%, 2/15/2036 (i)	84,738	13,927
Freddie Mac, 4.5%, 12/15/2040 (i)	26,591	2,370
Freddie Mac, 1.75%, 8/15/2041	233,220	212,363
Freddie Mac, 3.25%, 11/25/2061	2,114,700	1,898,768
Freddie Mac, UMBS, 6.5%, 8/01/2032	15,969	16,487
Freddie Mac, UMBS, 2%, 6/01/2037 - 5/01/2052	6,015,214	5,223,951
Freddie Mac, UMBS, 2.5%, 9/01/2037 - 4/01/2052	6,418,207	5,480,497
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 5/01/2052	353,361	325,112
Freddie Mac, UMBS, 3%, 7/01/2050 - 4/01/2052	1,539,940	1,353,803
Freddie Mac, UMBS, 1.5%, 5/01/2051 - 10/01/2051	1,274,999	983,796
Freddie Mac, UMBS, 4%, 5/01/2052 - 8/01/2052	806,038	760,943
Freddie Mac, UMBS, 5%, 10/01/2052	338,702	334,018
Ginnie Mae, 5.5%, 7/15/2033 - 1/20/2042	656,110	685,737
Ginnie Mae, 5.683%, 8/20/2034	239,481	244,771
Ginnie Mae, 4%, 5/16/2039 - 9/20/2052	1,220,375	1,173,456
Ginnie Mae, 4.5%, 8/15/2039 - 10/20/2052	5,899,264	5,759,265
Ginnie Mae, 3.5%, 10/20/2041 (i)	112,018	5,849
Ginnie Mae, 3.5%, 12/15/2041 - 11/20/2052	4,164,445	3,876,386
Ginnie Mae, 2.5%, 6/20/2042 - 6/20/2052	6,372,276	5,524,609
Ginnie Mae, 4%, 8/16/2042 (i)	152,142	22,697
Ginnie Mae, 2.25%, 9/20/2043	104,001	98,914
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	7,057,217	6,327,648
Ginnie Mae, 2%, 1/20/2052	3,320,330	2,782,417
Ginnie Mae, 5%, 9/20/2052 - 11/20/2052	2,044,250	2,026,136
Ginnie Mae, 0.586%, 2/16/2059 (i)	745,002	25,912
Ginnie Mae, TBA, 6%, 1/15/2053	1,250,000	1,269,861
Ginnie Mae, TBA, 2%, 1/23/2053	2,400,000	2,010,805
Ginnie Mae, TBA, 5.5%, 1/23/2053	1,875,000	1,885,484
UMBS, TBA, 2%, 1/12/2053	14,000,000	11,388,444
		$165,698,118
Municipals – 1.9%
California Earthquake Authority Rev., Taxable, “B”, 1.477%, 7/01/2023	$210,000	$ 206,456
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	690,000	638,658
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	335,000	299,693
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	204,092	184,333
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, Taxable, “B”, AGM, 0%, 2/15/2023	2,991,000	2,974,655
Philadelphia, PA, School District, Taxable, “A”, AGM, 5.995%, 9/01/2030	960,000	1,004,710
Port of Oakland, CA, Senior Lien Refunding Rev., Taxable, “R”, 1.517%, 5/01/2026	295,000	263,961
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	280,000	265,554
10

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	$225,000	$ 205,802
		$6,043,822
U.S. Government Agencies and Equivalents – 0.6%
Small Business Administration, 4.98%, 11/01/2023	$9,883	$ 9,799
Small Business Administration, 4.77%, 4/01/2024	39,118	38,544
Small Business Administration, 5.52%, 6/01/2024	14,661	14,667
Small Business Administration, 4.99%, 9/01/2024	3,544	3,482
Small Business Administration, 5.11%, 4/01/2025	30,215	29,604
Small Business Administration, 2.21%, 2/01/2033	353,906	320,684
Small Business Administration, 2.22%, 3/01/2033	539,096	487,687
Small Business Administration, 3.15%, 7/01/2033	527,834	498,497
Small Business Administration, 3.16%, 8/01/2033	319,495	302,776
Small Business Administration, 3.62%, 9/01/2033	183,227	175,939
		$1,881,679
U.S. Treasury Obligations – 36.5%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$2,891,000	$ 2,915,844
U.S. Treasury Bonds, 6%, 2/15/2026	2,699,000	2,837,640
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	2,021,870
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	356,843
U.S. Treasury Bonds, 1.625%, 5/15/2031	6,239,000	5,246,853
U.S. Treasury Bonds, 4.5%, 8/15/2039	1,287,500	1,365,203
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	6,975,747
U.S. Treasury Bonds, 2.875%, 5/15/2043	13,519,500	11,034,764
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	21,059,000	15,854,301
U.S. Treasury Bonds, 2.875%, 11/15/2046	2,917,000	2,337,360
U.S. Treasury Notes, 0.125%, 2/28/2023	13,476,800	13,386,900
U.S. Treasury Notes, 2.5%, 3/31/2023	9,000,000	8,957,792
U.S. Treasury Notes, 0.125%, 5/31/2023	8,057,000	7,913,170
U.S. Treasury Notes, 0.125%, 6/30/2023	7,893,000	7,717,874
U.S. Treasury Notes, 0.125%, 7/15/2023	1,762,000	1,719,189
U.S. Treasury Notes, 0.375%, 10/31/2023	1,062,900	1,024,993
U.S. Treasury Notes, 0.75%, 12/31/2023	12,875,300	12,376,565
U.S. Treasury Notes, 2.5%, 5/15/2024	5,385,000	5,226,815
U.S. Treasury Notes, 2%, 8/15/2025	438,000	413,585
U.S. Treasury Notes, 2.625%, 12/31/2025	2,800,000	2,677,500
U.S. Treasury Notes, 1.5%, 2/15/2030	3,800,000	3,238,312
U.S. Treasury Notes, 1.375%, 11/15/2031	2,119,500	1,725,074
		$117,324,194
Total Bonds (Identified Cost, $337,510,645)		$311,886,685
Investment Companies (h) – 4.8%
Money Market Funds – 4.8%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $15,355,750)	15,354,995	$ 15,359,601
Other Assets, Less Liabilities – (1.9)%		(6,041,627)
Net Assets – 100.0%		$321,204,659
11

MFS Government Securities Portfolio
Portfolio of Investments – continued
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $15,359,601 and $311,886,685, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $13,727,340, representing 4.3% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/22
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Short	USD	6	$752,063	March – 2023	$6,775
U.S. Treasury Ultra Bond	Short	USD	14	1,880,375	March – 2023	36,686
U.S. Treasury Ultra Note 10 yr	Short	USD	5	591,406	March – 2023	5,763
						$49,224
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	463	$51,993,453	March – 2023	$(388,335)
U.S. Treasury Note 2 yr	Long	USD	40	8,203,125	March – 2023	(3,293)
						$(391,628)
At December 31, 2022, the fund had liquid securities with an aggregate value of $1,020,865 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
12

MFS Government Securities Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $337,510,645)	$311,886,685
Investments in affiliated issuers, at value (identified cost, $15,355,750)	15,359,601
Cash	99,179
Receivables for
Investments sold	9,383,542
Fund shares sold	43
Interest	1,554,565
Other assets	2,037
Total assets	$338,285,652
Liabilities
Payables for
Net daily variation margin on open futures contracts	$63,609
TBA purchase commitments	16,854,835
Fund shares reacquired	42,152
Payable to affiliates
Investment adviser	7,046
Administrative services fee	452
Shareholder servicing costs	30
Distribution and/or service fees	2,326
Accrued expenses and other liabilities	110,543
Total liabilities	$17,080,993
Net assets	$321,204,659
Net assets consist of
Paid-in capital	$384,764,083
Total distributable earnings (loss)	(63,559,424)
Net assets	$321,204,659
Shares of beneficial interest outstanding	30,353,469
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$208,331,521	19,651,541	$10.60
Service Class	112,873,138	10,701,928	10.55
See Notes to Financial Statements
13

MFS Government Securities Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$6,052,750
Dividends from affiliated issuers	322,861
Other	1,697
Total investment income	$6,377,308
Expenses
Management fee	$1,984,996
Distribution and/or service fees	317,649
Shareholder servicing costs	7,854
Administrative services fee	65,212
Independent Trustees' compensation	7,271
Custodian fee	28,498
Shareholder communications	7,880
Audit and tax fees	69,410
Legal fees	1,591
Miscellaneous	52,524
Total expenses	$2,542,885
Reduction of expenses by investment adviser	(124,375)
Net expenses	$2,418,510
Net investment income (loss)	$3,958,798
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(10,854,600)
Affiliated issuers	(958)
Futures contracts	(3,033,502)
Forward foreign currency exchange contracts	170,435
Foreign currency	(48)
Net realized gain (loss)	$(13,718,673)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(39,244,405)
Affiliated issuers	3,851
Futures contracts	(664,266)
Forward foreign currency exchange contracts	(480,797)
Translation of assets and liabilities in foreign currencies	310,364
Net unrealized gain (loss)	$(40,075,253)
Net realized and unrealized gain (loss)	$(53,793,926)
Change in net assets from operations	$(49,835,128)
See Notes to Financial Statements
14

MFS Government Securities Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$3,958,798	$5,367,041
Net realized gain (loss)	(13,718,673)	1,633,434
Net unrealized gain (loss)	(40,075,253)	(15,922,369)
Change in net assets from operations	$(49,835,128)	$(8,921,894)
Total distributions to shareholders	$(6,872,092)	$(9,420,124)
Change in net assets from fund share transactions	$(51,340,602)	$(3,014,218)
Total change in net assets	$(108,047,822)	$(21,356,236)
Net assets
At beginning of period	429,252,481	450,608,717
At end of period	$321,204,659	$429,252,481
See Notes to Financial Statements
15

MFS Government Securities Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$12.34	$12.86	$12.45	$12.04	$12.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.16	$0.27	$0.31	$0.30
Net realized and unrealized gain (loss)	(1.63)	(0.40)	0.52	0.48	(0.25)
Total from investment operations	$(1.50)	$(0.24)	$0.79	$0.79	$0.05
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.28)	$(0.38)	$(0.38)	$(0.40)
Net asset value, end of period (x)	$10.60	$12.34	$12.86	$12.45	$12.04
Total return (%) (k)(r)(s)(x)	(12.26)	(1.89)	6.38	6.53	0.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.62	0.61	0.61	0.60	0.60
Expenses after expense reductions	0.58	0.58	0.58	0.58	0.59
Net investment income (loss)	1.19	1.29	2.11	2.53	2.45
Portfolio turnover	200	314	154	47	35
Net assets at end of period (000 omitted)	$208,332	$276,951	$290,413	$298,414	$310,387
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$12.27	$12.79	$12.38	$11.96	$12.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.13	$0.24	$0.28	$0.26
Net realized and unrealized gain (loss)	(1.62)	(0.40)	0.52	0.48	(0.24)
Total from investment operations	$(1.52)	$(0.27)	$0.76	$0.76	$0.02
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.25)	$(0.35)	$(0.34)	$(0.37)
Net asset value, end of period (x)	$10.55	$12.27	$12.79	$12.38	$11.96
Total return (%) (k)(r)(s)(x)	(12.45)	(2.14)	6.12	6.35	0.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.87	0.86	0.86	0.85	0.85
Expenses after expense reductions	0.83	0.83	0.83	0.83	0.84
Net investment income (loss)	0.94	1.04	1.86	2.27	2.20
Portfolio turnover	200	314	154	47	35
Net assets at end of period (000 omitted)	$112,873	$152,301	$160,196	$164,201	$171,938
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Government Securities Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to
17

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$119,205,873	$—	$119,205,873
Municipal Bonds	—	6,043,822	—	6,043,822
U.S. Corporate Bonds	—	2,236,990	—	2,236,990
Residential Mortgage-Backed Securities	—	165,698,118	—	165,698,118
Commercial Mortgage-Backed Securities	—	11,458,803	—	11,458,803
Asset-Backed Securities (including CDOs)	—	7,243,079	—	7,243,079
Mutual Funds	15,359,601	—	—	15,359,601
Total	$15,359,601	$311,886,685	$—	$327,246,286
Other Financial Instruments
Futures Contracts – Assets	$49,224	$—	$—	$49,224
Futures Contracts – Liabilities	(391,628)	—	—	(391,628)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts . Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
18

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$49,224	$(391,628)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(3,033,502)	$—
Foreign Exchange	—	170,435
Total	$(3,033,502)	$170,435
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(664,266)	$—
Foreign Exchange	—	(480,797)
Total	$(664,266)	$(480,797)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
19

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Stripped Mortgage-Backed Securities — The fund may invest in stripped mortgage-backed securities which are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities result when a mortgaged-backed security is stripped into two distinct classes, one which receives the principal cash flows only (POs) and one which receives the interest cash flows only (IOs) on a pool of mortgage assets. A faster than anticipated rate of prepayments on the underlying pool of mortgage assets, which is more likely to occur in a declining interest rate environment, increases the risk of loss on the IO.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis.
All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be
20

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$6,872,092	$9,420,124
The federal tax cost and the tax basis components of distributable earnings were as follows:
21

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$355,739,686
Gross appreciation	394,036
Gross depreciation	(29,229,840)
Net unrealized appreciation (depreciation)	$(28,835,804)
Undistributed ordinary income	4,380,430
Capital loss carryforwards	(39,104,050)
Total distributable earnings (loss)	$(63,559,424)
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(15,429,517)
Long-Term	(23,674,533)
Total	$(39,104,050)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$4,703,417	$6,321,329
Service Class	2,168,675	3,098,795
Total	$6,872,092	$9,420,124
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $50,179, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $74,196, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
22

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $7,372, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $482.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0181% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2022, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”), the fund engaged in sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $869,528. The sales transactions resulted in net realized gains (losses) of $(38,518).
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$707,313,186	$741,748,000
Non-U.S. Government securities	1,788,342	13,506,218
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	357,915	$3,946,483	1,560,415	$19,830,990
Service Class	435,133	4,773,024	1,405,435	17,566,861
	793,048	$8,719,507	2,965,850	$37,397,851
Shares issued to shareholders in reinvestment of distributions
Initial Class	426,420	$4,703,417	508,145	$6,321,329
Service Class	197,511	2,168,675	250,307	3,098,795
	623,931	$6,872,092	758,452	$9,420,124
23

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(3,568,112)	$(40,477,052)	(2,207,397)	$(27,733,951)
Service Class	(2,340,014)	(26,455,149)	(1,768,881)	(22,098,242)
	(5,908,126)	$(66,932,201)	(3,976,278)	$(49,832,193)
Net change
Initial Class	(2,783,777)	$(31,827,152)	(138,837)	$(1,581,632)
Service Class	(1,707,370)	(19,513,450)	(113,139)	(1,432,586)
	(4,491,147)	$(51,340,602)	(251,976)	$(3,014,218)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 31% and 9%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $1,803 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$102,834,176	$215,224,164	$302,701,632	$(958)	$3,851	$15,359,601
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$322,861	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as
24

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
25

MFS Government Securities Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
26

MFS Government Securities Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

27

MFS Government Securities Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
28

MFS Government Securities Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter Jake Stone
29

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement
MFS Government Securities Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
30

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
31

MFS Government Securities Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
32

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
34

Annual Report
December 31, 2022
MFS®  High Yield Portfolio
MFS® Variable Insurance Trust II
HYS-ANN

MFS® High Yield Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS High Yield Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS High Yield Portfolio
Portfolio Composition
Portfolio structure (i)
Top five industries (i)
Cable TV	8.3%
Medical & Health Technology & Services	6.6%
Gaming & Lodging	5.6%
Midstream	5.2%
Building	4.4%
Composition including fixed income credit quality (a)(i)
BBB	2.8%
BB	46.5%
B	36.3%
CCC	13.2%
C (o)	0.0%
Not Rated	(0.9)%
Non-Fixed Income	0.3%
Cash & Cash Equivalents	0.8%
Other	1.0%
Portfolio facts
Average Duration (d)	4.1
Average Effective Maturity (m)	5.6 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS High Yield Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS High Yield Portfolio (fund) provided a total return of -10.51%, while Service Class shares of the fund provided a total return of -10.78%. These compare with a return of -11.18% over the same period for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
During the reporting period, favorable security selection within “B”, “BB” and “CCC” rated(r) bonds contributed to the fund’s performance relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index. From a sector perspective, security selection within the consumer non-cyclical, communications and technology sectors also benefited relative returns. Additionally, the fund’s underweight allocation to the communications sector, and overweight allocation to the capital goods sector, strengthened relative performance.
The fund's top relative contributors for the reporting period included its overweight holdings of petroleum refiner PBF Holdings (energy) and technology, research, clearing and compliance services provider LPL Financial Holdings (Brokerage).
Detractors from Performance
The fund’s underweight exposure to “BB” rated bonds, coupled with its underweight allocation to the strong-performing energy sector, weakened relative performance.
Top relative detractors for the reporting period included the fund’s overweight holdings of dialysis services provider US Renal Care(h) (Consumer Non-Cyclical) and aftermarket wheels, performance tires and accessories distributor Wheel Pros(h) (Consumer Cyclicals).
Respectfully,
Portfolio Manager(s)
David Cole and Michael Skatrud
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the
3

MFS High Yield Portfolio
Management Review - continued
lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS High Yield Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	(10.51)%	1.60%	3.26%
Service Class	8/24/01	(10.78)%	1.32%	2.98%
Comparative benchmark(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	(11.18)%	2.30%	4.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
5

MFS High Yield Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS High Yield Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.72%	$1,000.00	$1,039.97	$3.70
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,037.12	$4.98
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS High Yield Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 97.3%
Aerospace & Defense – 2.4%
Bombardier, Inc., 7.5%, 3/15/2025 (n)		$440,000	$ 435,738
Bombardier, Inc., 7.125%, 6/15/2026 (n)		547,000	530,707
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)		1,070,000	874,725
Moog, Inc., 4.25%, 12/15/2027 (n)		1,336,000	1,235,800
TransDigm, Inc., 6.25%, 3/15/2026 (n)		900,000	887,571
TransDigm, Inc., 6.375%, 6/15/2026		875,000	851,336
TransDigm, Inc., 5.5%, 11/15/2027		725,000	680,811
TransDigm, Inc., 4.625%, 1/15/2029		614,000	539,872
			$6,036,560
Asset-Backed & Securitized – 0.0%
COBALT CMBS Commercial Mortgage Trust, 2006-2A, “F”, CDO, FLR, 0%, (0% cash or 2.291% PIK), (LIBOR - 3mo. + 1.3%), 4/26/2050 (a)(n)(p)		$1,320,157	$ 132
Automotive – 2.4%
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)		$1,060,000	$ 1,035,086
Dana, Inc., 5.375%, 11/15/2027		706,000	654,897
Dana, Inc., 4.25%, 9/01/2030		480,000	386,698
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)		934,000	655,253
Ford Motor Co., 5.113%, 5/03/2029		1,220,000	1,104,765
Ford Motor Credit Co. LLC, 4.134%, 8/04/2025		1,950,000	1,825,181
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		700,000	479,850
			$6,141,730
Broadcasting – 2.5%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$785,000	$ 598,445
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		1,697,000	1,222,943
iHeartCommunications, Inc., 8.375%, 5/01/2027		1,040,000	884,445
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		829,000	739,882
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		810,000	657,266
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	297,347	239,848
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$675,000	564,476
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		1,560,000	1,343,705
			$6,251,010
Brokerage & Asset Managers – 2.0%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)		$925,000	$ 929,625
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		865,000	713,827
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		1,145,000	1,069,523
LPL Holdings, Inc., 4%, 3/15/2029 (n)		742,000	645,614
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)		345,000	293,301
NFP Corp., 4.875%, 8/15/2028 (n)		815,000	693,806
NFP Corp., 6.875%, 8/15/2028 (n)		881,000	726,190
			$5,071,886
Building – 4.3%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$1,830,000	$ 1,632,726
Foundation Building Materials LLC, 6%, 3/01/2029 (n)		784,000	586,984
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		1,300,000	1,061,408
Interface, Inc., 5.5%, 12/01/2028 (n)		1,340,000	1,106,427
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)		670,000	533,421
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		799,000	738,228
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		1,110,000	1,076,732
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		745,000	666,551
8

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Building – continued
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		$925,000	$ 747,881
Standard Industries, Inc., 2.25%, 11/21/2026	EUR	235,000	213,824
Standard Industries, Inc., 4.75%, 1/15/2028 (n)		$698,000	628,123
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		1,227,000	999,912
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		240,000	180,601
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		835,000	722,282
			$10,895,100
Business Services – 1.3%
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)		$418,000	$ 385,480
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		845,000	738,445
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)		760,000	698,896
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		515,000	473,733
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		930,000	911,130
			$3,207,684
Cable TV – 8.0%
Cable One, Inc., 4%, 11/15/2030 (n)		$911,000	$ 714,876
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027 (n)		665,000	619,827
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		2,810,000	2,423,386
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,375,000	1,135,963
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		760,000	609,607
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		760,000	560,914
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		650,000	524,062
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		1,395,000	786,766
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		840,000	592,897
DISH DBS Corp., 7.75%, 7/01/2026		505,000	407,227
DISH DBS Corp., 5.25%, 12/01/2026 (n)		800,000	673,868
DISH DBS Corp., 5.125%, 6/01/2029		675,000	435,449
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		1,082,000	1,011,670
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)		325,000	269,233
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)		1,100,000	858,186
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)		793,000	690,148
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)		1,920,000	1,752,538
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		1,600,000	1,440,000
Videotron Ltd., 5.125%, 4/15/2027 (n)		635,000	599,777
Videotron Ltd., 3.625%, 6/15/2029 (n)		391,000	329,418
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		1,200,000	962,472
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)		1,665,000	1,455,389
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		1,715,000	1,384,862
			$20,238,535
Chemicals – 2.7%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		$834,000	$ 770,950
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)		1,410,000	1,163,483
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)		758,000	644,055
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		1,262,000	1,072,700
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)		690,000	515,713
Ingevity Corp., 3.875%, 11/01/2028 (n)		1,140,000	980,246
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)		899,000	742,674
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)		1,051,000	846,055
			$6,735,876
9

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Computer Software – 1.3%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)		$600,000	$ 562,350
Clarivate Science Holdings Corp., 3.875%, 7/01/2028 (n)		245,000	212,267
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)		900,000	765,315
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)		940,000	804,417
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)		620,000	584,350
PTC, Inc., 3.625%, 2/15/2025 (n)		405,000	385,735
			$3,314,434
Computer Software - Systems – 2.1%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		$1,810,000	$ 1,771,863
Fair Isaac Corp., 4%, 6/15/2028 (n)		250,000	226,877
Sabre GLBL, Inc., 11.25%, 12/15/2027 (n)		387,000	398,504
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,310,000	1,226,679
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)		1,250,000	1,050,568
Virtusa Corp., 7.125%, 12/15/2028 (n)		740,000	561,910
			$5,236,401
Conglomerates – 3.0%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		$663,000	$ 595,871
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)		1,615,000	1,413,443
Chart Industries, Inc., 9.5%, 1/01/2031 (n)		389,000	398,962
Gates Global LLC, 6.25%, 1/15/2026 (n)		1,105,000	1,066,325
Griffon Corp., 5.75%, 3/01/2028		999,000	914,085
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		1,176,000	806,029
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		715,000	716,788
TriMas Corp., 4.125%, 4/15/2029 (n)		2,023,000	1,765,068
			$7,676,571
Construction – 1.6%
Empire Communities Corp., 7%, 12/15/2025 (n)		$780,000	$ 705,246
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		510,000	452,285
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		705,000	571,377
Meritage Homes Corp., 3.875%, 4/15/2029 (n)		835,000	708,126
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)		1,089,000	1,019,688
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		729,000	612,536
			$4,069,258
Consumer Products – 2.2%
Energizer Gamma Acquisition B.V., 3.5%, 6/30/2029	EUR	465,000	$ 395,264
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		$619,000	524,944
Mattel, Inc., 3.375%, 4/01/2026 (n)		783,000	719,894
Mattel, Inc., 5.875%, 12/15/2027 (n)		431,000	422,768
Mattel, Inc., 6.2%, 10/01/2040		140,000	120,843
Mattel, Inc., 5.45%, 11/01/2041		315,000	256,407
Newell Brands, Inc., 6.375%, 9/15/2027		545,000	540,913
Newell Brands, Inc., 6.625%, 9/15/2029		609,000	601,911
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		845,000	793,228
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		420,000	346,361
Spectrum Brands, Inc., 3.875%, 3/15/2031 (n)		620,000	482,211
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		815,000	472,252
			$5,676,996
Consumer Services – 3.9%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$170,000	$ 155,550
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		915,000	796,050
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		465,000	337,478
10

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
ANGI Group LLC, 3.875%, 8/15/2028 (n)	$1,184,000	$ 878,629
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	1,010,000	810,525
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	1,743,000	1,459,226
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	703,000	677,071
Match Group Holdings II LLC, 5%, 12/15/2027 (n)	685,000	630,200
Match Group Holdings II LLC, 4.625%, 6/01/2028 (n)	1,205,000	1,074,209
Match Group Holdings II LLC, 4.125%, 8/01/2030 (n)	365,000	297,974
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	80,000	61,349
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	665,000	502,999
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	675,000	492,419
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	1,464,000	1,203,701
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)	611,000	575,868
		$9,953,248
Containers – 3.0%
ARD Finance S.A., 6.5% (6.5% cash or 7.25% PIK), 6/30/2027 (n)(p)	$610,000	$ 424,275
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)	550,000	467,195
Ardagh Metal Packaging Finance USA LLC, 4%, 9/01/2029 (n)	950,000	752,901
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)	1,105,000	826,255
Ball Corp., 3.125%, 9/15/2031	825,000	662,582
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)	1,428,000	1,125,349
Crown Americas LLC, 5.25%, 4/01/2030 (n)	800,000	756,416
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	1,315,000	1,253,958
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	485,000	470,814
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	835,000	766,133
		$7,505,878
Electrical Equipment – 0.3%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$1,243,000	$ 844,248
Electronics – 1.8%
Entegris, Inc., 4.375%, 4/15/2028 (n)	$425,000	$ 375,800
Entegris, Inc., 3.625%, 5/01/2029 (n)	570,000	464,122
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	400,000	396,152
Sensata Technologies B.V., 5%, 10/01/2025 (n)	1,365,000	1,333,074
Sensata Technologies B.V., 5.875%, 9/01/2030 (n)	580,000	549,681
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	740,000	644,173
Synaptics, Inc., 4%, 6/15/2029 (n)	1,015,000	855,187
		$4,618,189
Energy - Independent – 2.7%
Antero Resources Corp., 7.625%, 2/01/2029 (n)	$730,000	$ 734,020
CNX Resources Corp., 6%, 1/15/2029 (n)	835,000	768,320
CNX Resources Corp., 7.375%, 1/15/2031 (n)	179,000	171,570
Colgate Energy Partners III LLC, 7.75%, 2/15/2026 (n)	155,000	150,356
Colgate Energy Partners III LLC, 5.875%, 7/01/2029 (n)	770,000	661,323
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	1,105,000	997,262
CrownRock LP/CrownRock Finance, Inc., “F”, 5%, 5/01/2029 (n)	840,000	754,753
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)	625,000	571,244
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026 (n)	550,000	495,869
SM Energy Co., 6.5%, 7/15/2028	545,000	522,530
Southwestern Energy Co., 5.7%, 1/23/2025	65,400	64,255
Southwestern Energy Co., 8.375%, 9/15/2028	455,000	469,078
Southwestern Energy Co., 5.375%, 3/15/2030	650,000	592,812
		$6,953,392
11

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Entertainment – 2.2%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)	$1,379,000	$ 1,092,988
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)	550,000	392,722
Carnival Corp. PLC, 9.875%, 8/01/2027 (n)	270,000	255,150
Life Time, Inc., 5.75%, 1/15/2026 (n)	745,000	693,223
Life Time, Inc., 8%, 4/15/2026 (n)	245,000	220,500
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	855,000	734,913
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	723,000	567,895
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	475,000	384,608
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	960,000	766,123
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	670,000	583,368
		$5,691,490
Financial Institutions – 3.2%
Avation Capital S.A., 8.25% (8.25% cash or 9% PIK), 10/31/2026 (n)(p)	$653,233	$ 512,788
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	935,000	878,694
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% cash or 7.25% PIK), 9/15/2024 (n)(p)	2,506,562	2,130,578
Howard Hughes Corp., 4.125%, 2/01/2029 (n)	1,188,000	994,950
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	1,312,000	1,174,240
OneMain Finance Corp., 6.875%, 3/15/2025	540,000	518,764
OneMain Finance Corp., 7.125%, 3/15/2026	815,000	774,967
Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029 (n)	1,246,000	987,378
		$7,972,359
Food & Beverages – 3.3%
B&G Foods, Inc., 5.25%, 4/01/2025	$620,000	$ 543,683
B&G Foods, Inc., 5.25%, 9/15/2027	235,000	180,219
BellRing Brands, Inc., 7%, 3/15/2030 (n)	1,020,000	981,495
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)	1,490,000	1,315,968
Performance Food Group Co., 5.5%, 10/15/2027 (n)	1,230,000	1,160,093
Post Holdings, Inc., 5.625%, 1/15/2028 (n)	854,000	803,909
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	1,300,000	1,121,562
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	1,314,000	1,134,759
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	1,205,000	1,069,943
		$8,311,631
Gaming & Lodging – 5.5%
Boyd Gaming Corp., 4.75%, 12/01/2027	$470,000	$ 437,749
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)	405,000	352,350
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)	560,000	455,734
Caesars Resort Collection LLC/CRC Finco, Inc., 8.125%, 7/01/2027 (n)	917,000	900,998
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	832,000	784,010
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)	1,200,000	1,038,000
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)	1,140,000	912,912
International Game Technology PLC, 4.125%, 4/15/2026 (n)	1,305,000	1,217,114
International Game Technology PLC, 6.25%, 1/15/2027 (n)	330,000	327,525
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)	495,000	410,665
Sands China Ltd., 4.3%, 1/08/2026	770,000	710,549
Sands China Ltd., 4.875%, 6/18/2030	685,000	601,964
Scientific Games Holdings LP/Scientific Games US Finco, Inc., 6.625%, 3/01/2030 (n)	797,000	673,226
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	800,000	746,339
VICI Properties LP / VICI Note Co., Inc., 5.75%, 2/01/2027 (n)	415,000	404,526
VICI Properties LP / VICI Note Co., Inc., 3.875%, 2/15/2029 (n)	474,000	415,430
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	925,000	839,664
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	1,145,000	1,027,294
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	375,000	344,002
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)	493,000	421,066
12

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – continued
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		$1,105,000	$ 947,129
			$13,968,246
Industrial – 1.2%
Albion Financing 1 S.à r.l., 6.125%, 10/15/2026 (n)		$400,000	$ 356,724
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)		540,000	459,833
APi Escrow Corp., 4.75%, 10/15/2029 (n)		1,345,000	1,165,921
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		1,206,000	1,088,415
			$3,070,893
Insurance - Property & Casualty – 1.2%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		$385,000	$ 346,061
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		740,000	609,046
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)		350,000	335,258
Hub International Ltd., 5.625%, 12/01/2029 (n)		1,585,000	1,384,311
Ryan Specialty Group, 4.375%, 2/01/2030 (n)		486,000	420,825
			$3,095,501
Machinery & Tools – 0.5%
Terex Corp., 5%, 5/15/2029 (n)		$1,265,000	$ 1,136,919
Major Banks – 0.3%
Toronto Dominion Bank, 8.125% to 10/31/2027, FLR (CMT - 5yr. + 4.075%) to 10/31/2082		$780,000	$ 811,200
Medical & Health Technology & Services – 6.5%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$1,120,000	$ 962,864
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		1,300,000	1,181,232
Catalent Pharma Solutions, Inc., 2.375%, 3/01/2028	EUR	310,000	268,313
Catalent, Inc., 3.125%, 2/15/2029 (n)		$2,174,000	1,730,993
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		1,836,000	1,623,758
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		630,000	570,205
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		1,435,000	710,581
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		560,000	422,261
DaVita, Inc., 4.625%, 6/01/2030 (n)		1,070,000	860,737
Encompass Health Corp., 5.75%, 9/15/2025		490,000	482,438
Encompass Health Corp., 4.75%, 2/01/2030		810,000	711,295
Encompass Health Corp., 4.625%, 4/01/2031		155,000	133,225
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		580,000	553,812
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		1,310,000	1,248,823
Legacy LifePoint Health LLC, 4.375%, 2/15/2027 (n)		380,000	321,412
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		675,000	543,179
Syneos Health, Inc., 3.625%, 1/15/2029 (n)		1,501,000	1,195,314
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)		1,731,000	1,549,799
Tenet Healthcare Corp., 4.375%, 1/15/2030 (n)		305,000	263,997
Tenet Healthcare Corp., 6.125%, 6/15/2030 (n)		452,000	430,666
U.S. Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)		785,000	696,627
			$16,461,531
Medical Equipment – 0.9%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$609,000	$ 645,540
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)		540,000	428,906
Teleflex, Inc., 4.625%, 11/15/2027		1,375,000	1,310,499
			$2,384,945
13

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – 4.0%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	$904,000	$ 856,518
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)	1,098,000	856,908
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	985,000	945,600
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	730,000	638,627
Ero Copper Corp., 6.5%, 2/15/2030 (n)	638,000	514,519
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	1,665,000	1,384,753
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)	1,121,000	920,591
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	1,197,000	1,044,533
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)	645,000	518,419
Novelis Corp., 3.25%, 11/15/2026 (n)	551,000	493,977
Novelis Corp., 4.75%, 1/30/2030 (n)	1,005,000	890,998
Novelis Corp., 3.875%, 8/15/2031 (n)	488,000	398,399
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)	494,044	484,163
TMS International Corp., 6.25%, 4/15/2029 (n)	240,000	171,662
		$10,119,667
Midstream – 5.2%
Cheniere Energy Partners LP, 4.5%, 10/01/2029	$629,000	$ 565,610
Cheniere Energy Partners LP, 4%, 3/01/2031	1,445,000	1,230,215
DT Midstream, Inc., 4.125%, 6/15/2029 (n)	826,000	709,625
DT Midstream, Inc., 4.375%, 6/15/2031 (n)	1,231,000	1,032,686
EnLink Midstream LLC, 6.5%, 9/01/2030 (n)	1,105,000	1,093,618
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	92,000	88,780
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	145,000	138,584
EQM Midstream Partners LP, 5.5%, 7/15/2028	2,175,000	1,944,794
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	480,000	403,165
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)	1,011,000	948,099
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)	1,425,000	1,263,747
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,035,000	1,043,236
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	968,000	874,056
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	1,205,000	1,054,375
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	750,000	638,996
		$13,029,586
Network & Telecom – 0.4%
Iliad Holding S.A.S., 7%, 10/15/2028 (n)	$1,227,000	$ 1,108,950
Oil Services – 0.5%
Nabors Industries Ltd., 7.25%, 1/15/2026 (n)	$695,000	$ 654,968
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)	675,000	671,375
		$1,326,343
Oils – 0.7%
Parkland Corp., 4.625%, 5/01/2030 (n)	$1,600,000	$ 1,324,000
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028	465,000	415,013
		$1,739,013
Personal Computers & Peripherals – 0.6%
NCR Corp., 5%, 10/01/2028 (n)	$1,035,000	$ 882,373
NCR Corp., 5.125%, 4/15/2029 (n)	621,000	519,357
		$1,401,730
14

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Pharmaceuticals – 1.7%
13752090 BC Ltd., 9%, 1/30/2028 (n)		$361,000	$ 351,524
Bausch Health Co., Inc., 11%, 9/30/2028 (n)		640,000	499,101
Bausch Health Co., Inc., 14%, 10/15/2030 (n)		127,000	75,393
Jazz Securities DAC, 4.375%, 1/15/2029 (n)		1,650,000	1,470,397
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		1,111,000	983,679
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		1,026,000	888,393
			$4,268,487
Pollution Control – 1.0%
GFL Environmental, Inc., 4.25%, 6/01/2025 (n)		$230,000	$ 219,695
GFL Environmental, Inc., 4%, 8/01/2028 (n)		945,000	807,975
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		330,000	288,833
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		410,000	347,454
Stericycle, Inc., 3.875%, 1/15/2029 (n)		968,000	844,580
			$2,508,537
Precious Metals & Minerals – 0.5%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$830,000	$ 644,445
Taseko Mines Ltd., 7%, 2/15/2026 (n)		760,000	668,298
			$1,312,743
Printing & Publishing – 0.3%
Cimpress N.V., 7%, 6/15/2026 (n)		$1,255,000	$ 867,582
Real Estate - Healthcare – 0.4%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 0.993%, 10/15/2026	EUR	235,000	$ 190,744
MPT Operating Partnership LP/MPT Finance Corp., REIT, 5%, 10/15/2027		$977,000	821,198
			$1,011,942
Real Estate - Other – 0.3%
XHR LP, REIT, 4.875%, 6/01/2029 (n)		$1,005,000	$ 823,222
Restaurants – 0.3%
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		$865,000	$ 697,709
Retailers – 1.4%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)		$1,054,000	$ 888,143
Bath & Body Works, Inc., 5.25%, 2/01/2028		1,910,000	1,773,721
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)		972,000	763,117
			$3,424,981
Specialty Chemicals – 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		$485,000	$ 459,950
Specialty Stores – 1.3%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)		$940,000	$ 795,645
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		550,000	442,492
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		655,000	437,650
Penske Automotive Group Co., 3.75%, 6/15/2029		1,024,000	831,123
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		775,000	727,874
			$3,234,784
15

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Supermarkets – 0.6%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	$864,000	$ 802,543
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)	820,000	687,972
		$1,490,515
Telecommunications - Wireless – 2.1%
Altice France S.A., 6%, 2/15/2028 (n)	$1,235,000	$ 729,010
SBA Communications Corp., 3.875%, 2/15/2027	864,000	780,636
SBA Communications Corp., 3.125%, 2/01/2029	1,555,000	1,292,967
Sprint Capital Corp., 6.875%, 11/15/2028	1,470,000	1,525,772
Sprint Corp., 7.625%, 3/01/2026	912,000	959,703
		$5,288,088
Tobacco – 0.2%
Vector Group Ltd., 5.75%, 2/01/2029 (n)	$540,000	$ 468,212
Utilities - Electric Power – 3.3%
Calpine Corp., 4.5%, 2/15/2028 (n)	$1,240,000	$ 1,106,053
Calpine Corp., 5.125%, 3/15/2028 (n)	1,205,000	1,075,213
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	655,000	604,530
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)	1,755,000	1,457,087
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	529,000	513,131
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	146,000	135,736
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	815,000	747,573
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	850,000	796,875
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	1,585,000	1,426,484
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	480,000	417,599
		$8,280,281
Total Bonds (Identified Cost, $283,158,731)		$246,194,165
Common Stocks – 0.3%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)	10,678	$ 234,916
Construction – 0.1%
ICA Tenedora, S.A. de C.V. (a)(u)	147,380	$ 128,574
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	1,115	$ 373,570
Total Common Stocks (Identified Cost, $1,383,335)		$737,060
Contingent Value Rights – 0.0%
Cable TV – 0.0%
Intelsat Jackson Holdings S.A. - Series A, 12/05/2025 (a)	1,117	$ 7,260
Intelsat Jackson Holdings S.A. - Series B, 12/05/2025 (a)	1,117	6,423
Total Contingent Value Rights (Identified Cost, $0)		$13,683

16

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	3/16/21	11,113	$ 2,687

Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $2,221,717)	2,221,859	$ 2,222,525
Other Assets, Less Liabilities – 1.5%		3,865,622
Net Assets – 100.0%		$253,035,742
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,222,525 and $246,947,595, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $209,370,707, representing 82.7% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
CDO	Collateralized Debt Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound
Derivative Contracts at 12/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
GBP	66,094	USD	74,184	State Street Bank Corp.	1/20/2023	$5,754
Liability Derivatives
USD	177,904	EUR	178,135	Brown Brothers Harriman	1/20/2023	$(12,986)
USD	756,381	EUR	763,319	HSBC Bank	1/20/2023	(61,595)
USD	400,163	EUR	395,678	State Street Bank Corp.	1/20/2023	(23,849)
						$(98,430)

17

MFS High Yield Portfolio
Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	41	$4,604,172	March – 2023	$31,211
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	14	$1,754,813	March – 2023	$(16,458)
U.S. Treasury Ultra Bond	Long	USD	2	268,625	March – 2023	(2,742)
						$(19,200)
At December 31, 2022, the fund had cash collateral of $43,530 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
18

MFS High Yield Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $284,542,066)	$246,947,595
Investments in affiliated issuers, at value (identified cost, $2,221,717)	2,222,525
Cash	8,065
Deposits with brokers for
Futures contracts	43,530
Receivables for
Forward foreign currency exchange contracts	5,754
Net daily variation margin on open futures contracts	2,594
Fund shares sold	1,639
Interest	4,233,810
Receivable from investment adviser	2,952
Other assets	1,724
Total assets	$253,470,188
Liabilities
Payables for
Forward foreign currency exchange contracts	$98,430
Fund shares reacquired	213,748
Payable to affiliates
Administrative services fee	374
Shareholder servicing costs	43
Distribution and/or service fees	588
Accrued expenses and other liabilities	121,263
Total liabilities	$434,446
Net assets	$253,035,742
Net assets consist of
Paid-in capital	$326,961,380
Total distributable earnings (loss)	(73,925,638)
Net assets	$253,035,742
Shares of beneficial interest outstanding	53,732,609
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$224,472,307	47,595,931	$4.72
Service Class	28,563,435	6,136,678	4.65
See Notes to Financial Statements
19

MFS High Yield Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Interest	$15,151,084
Dividends from affiliated issuers	87,539
Other	11,629
Income on securities loaned	39
Total investment income	$15,250,291
Expenses
Management fee	$1,978,819
Distribution and/or service fees	80,788
Shareholder servicing costs	11,618
Administrative services fee	53,199
Independent Trustees' compensation	6,198
Custodian fee	21,410
Shareholder communications	35,643
Audit and tax fees	87,187
Legal fees	1,514
Miscellaneous	39,178
Total expenses	$2,315,554
Reduction of expenses by investment adviser	(198,989)
Net expenses	$2,116,565
Net investment income (loss)	$13,133,726
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(7,520,016)
Affiliated issuers	(488)
Futures contracts	129,447
Forward foreign currency exchange contracts	39,928
Foreign currency	24,997
Net realized gain (loss)	$(7,326,132)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(40,302,109)
Affiliated issuers	808
Futures contracts	34,835
Forward foreign currency exchange contracts	(98,845)
Translation of assets and liabilities in foreign currencies	1,093
Net unrealized gain (loss)	$(40,364,218)
Net realized and unrealized gain (loss)	$(47,690,350)
Change in net assets from operations	$(34,556,624)
See Notes to Financial Statements
20

MFS High Yield Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$13,133,726	$14,093,588
Net realized gain (loss)	(7,326,132)	6,154,664
Net unrealized gain (loss)	(40,364,218)	(8,806,930)
Change in net assets from operations	$(34,556,624)	$11,441,322
Total distributions to shareholders	$(15,313,201)	$(16,802,373)
Change in net assets from fund share transactions	$(33,984,248)	$(9,041,399)
Total change in net assets	$(83,854,073)	$(14,402,450)
Net assets
At beginning of period	336,889,815	351,292,265
At end of period	$253,035,742	$336,889,815
See Notes to Financial Statements
21

MFS High Yield Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.59	$5.68	$5.72	$5.28	$5.77
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	$0.25	$0.27	$0.28
Net realized and unrealized gain (loss)	(0.81)	(0.03)	0.03(g)	0.50	(0.45)
Total from investment operations	$(0.58)	$0.20	$0.28	$0.77	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.29)	$(0.32)	$(0.33)	$(0.32)
Net asset value, end of period (x)	$4.72	$5.59	$5.68	$5.72	$5.28
Total return (%) (k)(r)(s)(x)	(10.51)	3.49	5.09	14.81	(3.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.78	0.78	0.77	0.77
Expenses after expense reductions	0.72	0.72	0.72	0.72	0.72
Net investment income (loss)	4.68	4.13	4.50	4.78	4.91
Portfolio turnover	29	63	54	59	40
Net assets at end of period (000 omitted)	$224,472	$298,460	$310,121	$324,544	$320,380
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$5.51	$5.61	$5.65	$5.22	$5.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.23	$0.25	$0.26
Net realized and unrealized gain (loss)	(0.81)	(0.05)	0.03(g)	0.49	(0.43)
Total from investment operations	$(0.59)	$0.17	$0.26	$0.74	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.27)	$(0.30)	$(0.31)	$(0.31)
Net asset value, end of period (x)	$4.65	$5.51	$5.61	$5.65	$5.22
Total return (%) (k)(r)(s)(x)	(10.78)	3.08	4.85	14.44	(3.24)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.03	1.03	1.02	1.02
Expenses after expense reductions	0.97	0.97	0.97	0.97	0.97
Net investment income (loss)	4.43	3.88	4.25	4.54	4.66
Portfolio turnover	29	63	54	59	40
Net assets at end of period (000 omitted)	$28,563	$38,430	$41,171	$43,696	$44,995

See Notes to Financial Statements
22

MFS High Yield Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

MFS High Yield Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and
24

MFS High Yield Portfolio
Notes to Financial Statements  - continued
procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$—	$373,570	$373,570
Luxembourg	—	248,599	—	248,599
Mexico	—	—	128,574	128,574
United Kingdom	—	2,687	—	2,687
U.S. Corporate Bonds	—	209,999,077	—	209,999,077
Asset-Backed Securities (including CDOs)	—	132	—	132
Foreign Bonds	—	36,194,956	—	36,194,956
Mutual Funds	2,222,525	—	—	2,222,525
Total	$2,222,525	$246,445,451	$502,144	$249,170,120
Other Financial Instruments
Futures Contracts – Assets	$31,211	$—	$—	$31,211
Futures Contracts – Liabilities	(19,200)	—	—	(19,200)
Forward Foreign Currency Exchange Contracts – Assets	—	5,754	—	5,754
Forward Foreign Currency Exchange Contracts – Liabilities	—	(98,430)	—	(98,430)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/21	$444,737
Change in unrealized appreciation or depreciation	60,094
Transfers out of level 3	(2,687)
Balance as of 12/31/22	$502,144
The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2022 is $59,117 At December 31, 2022, the fund held two level 3 securities.
25

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$31,211	$(19,200)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	5,754	(98,430)
Total		$36,965	$(117,630)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$129,447	$—
Foreign Exchange	—	39,928
Total	$129,447	$39,928
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$34,835	$—
Foreign Exchange	—	(98,845)
Total	$34,835	$(98,845)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out
26

MFS High Yield Portfolio
Notes to Financial Statements  - continued
all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On
27

MFS High Yield Portfolio
Notes to Financial Statements  - continued
loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$15,313,201	$16,802,373
28

MFS High Yield Portfolio
Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$288,138,782
Gross appreciation	764,164
Gross depreciation	(39,813,491)
Net unrealized appreciation (depreciation)	$(39,049,327)
Undistributed ordinary income	14,083,068
Capital loss carryforwards	(48,960,484)
Other temporary differences	1,105
Total distributable earnings (loss)	$(73,925,638)
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,291,501)
Long-Term	(46,668,983)
Total	$(48,960,484)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$13,629,653	$14,930,072
Service Class	1,683,548	1,872,301
Total	$15,313,201	$16,802,373
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $39,299, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.69% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $159,690, which is included in the reduction of total expenses in the Statement of Operations.
29

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $10,714, which equated to 0.0038% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $904.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0188% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2022, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”), the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $86,460.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $79,797,402 and $105,281,503, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,232,053	$6,076,787	2,767,138	$15,658,509
Service Class	157,991	780,121	492,471	2,759,659
	1,390,044	$6,856,908	3,259,609	$18,418,168
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,826,154	$13,537,279	2,666,936	$14,828,166
Service Class	355,930	1,683,548	341,038	1,872,301
	3,182,084	$15,220,827	3,007,974	$16,700,467
30

MFS High Yield Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(9,883,702)	$(49,445,337)	(6,600,705)	$(37,426,650)
Service Class	(1,346,626)	(6,616,646)	(1,202,510)	(6,733,384)
	(11,230,328)	$(56,061,983)	(7,803,215)	$(44,160,034)
Net change
Initial Class	(5,825,495)	$(29,831,271)	(1,166,631)	$(6,939,975)
Service Class	(832,705)	(4,152,977)	(369,001)	(2,101,424)
	(6,658,200)	$(33,984,248)	(1,535,632)	$(9,041,399)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 20%, 6%, and 5%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $1,412 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$11,123,705	$50,247,081	$59,148,581	$(488)	$808	$2,222,525
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$87,539	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as
31

MFS High Yield Portfolio
Notes to Financial Statements  - continued
borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
32

MFS High Yield Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS High Yield Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
33

MFS High Yield Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

34

MFS High Yield Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
35

MFS High Yield Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Michael Skatrud
36

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement
MFS High Yield Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund and the Fund’s retail counterpart, MFS High Income Fund, which has substantially similar investment strategies and experienced substantially similar investment performance as the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS’ efforts to improve the performance of the Fund and the Fund’s
37

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement - continued
retail counterpart. In addition, the Trustees requested that they receive a separate update on the Fund’s retail counterpart at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund’s retail counterpart.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
38

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
39

MFS High Yield Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
40

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
42

Annual Report
December 31, 2022
MFS®  International
Growth Portfolio
MFS® Variable Insurance Trust II
FCI-ANN

MFS® International Growth Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Growth Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS International Growth Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	4.7%
Roche Holding AG	4.2%
LVMH Moet Hennessy Louis Vuitton SE	3.6%
Hitachi Ltd.	3.4%
SAP SE	3.3%
Novartis AG	3.2%
Linde PLC	3.1%
AIA Group Ltd.	3.1%
Schneider Electric SE	3.0%
EssilorLuxottica	2.8%
GICS equity sectors (g)
Industrials	16.9%
Health Care	15.8%
Consumer Staples	14.6%
Information Technology	12.4%
Materials	12.2%
Financials	11.6%
Consumer Discretionary	10.8%
Communication Services	2.6%
Utilities	0.8%
Energy	0.7%
Issuer country weightings (x)
France	15.7%
Switzerland	13.9%
Germany	10.0%
United Kingdom	8.8%
Japan	8.7%
Canada	7.9%
China	4.7%
United States	4.7%
Taiwan	4.1%
Other Countries	21.5%
Currency exposure weightings (y)
Euro	33.8%
Swiss Franc	13.9%
British Pound Sterling	10.4%
Japanese Yen	8.7%
Hong Kong Dollar	7.2%
Canadian Dollar	6.4%
United States Dollar	4.4%
Taiwan Dollar	4.1%
Indian Rupee	3.9%
Other Currencies	7.2%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS International Growth Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS International Growth Portfolio (fund) provided a total return of -14.95%, while Service Class shares of the fund provided a total return of -15.18%. These compare with a return of -23.05% over the same period for the fund’s benchmark, the MSCI All Country World (ex-U.S.) Growth Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
The combination of stock selection and an underweight position in the information technology sector contributed to the fund’s performance relative to the MSCI All Country World (ex-U.S.) Growth Index. Within this sector, not owning shares of cloud-based e-commerce platform operator Shopify (Canada) boosted relative returns. The stock price of Shopify declined after the company reported gross merchandise value, subscription revenue growth and profitability below market expectations due to higher inflation and weaker consumer spending.
Stock selection in the financials sector also benefited relative performance. Within this sector, the fund's ownership in shares of fleet management company Element Fleet Management, which was not a benchmark constituent for the entire reporting period, contributed to relative returns. Additionally, an overweight position in insurance company AIA Group (Hong Kong) and holding shares of financial services firm HDFC Bank(b) (India) bolstered the fund’s relative results. The stock price of AIA Group appreciated as the company benefited from more concrete signs of the economy re-opening due to the easing of COVID-19 lockdown policies and the addition of new insurance underwriting revenue.
Security selection in the industrials sector strengthened relative performance, led by the fund’s overweight position in electronics company Hitachi (Japan).
Stock selection and an overweight position in the health care sector also bolstered the fund’s relative results. Within this sector, holding shares of pharmaceutical company Novartis(b) (Switzerland) supported relative performance as the stock outperformed the benchmark.
Elsewhere, holdings of industrial gas supplier Linde(b) and consumer products company ITC(b) (India) were also among the fund’s top relative contributors. The fund’s overweight position in tobacco product manufacturer Swedish Match(h) (Sweden) further bolstered relative returns.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
3

MFS International Growth Portfolio
Management Review - continued
The fund's cash and/or cash equivalents position during the period also contributed to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund's benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Detractors from Performance
Stock selection in both the communication services and utilities sectors detracted from the fund’s relative performance. Within the communication services sector, the fund's overweight positions in internet advertisement and e-commerce solutions providers Z Holdings (Japan) and NAVER (South Korea) held back relative returns. The stock price of Z Holdings declined as the company posted operating profit results below expectations due to sizeable losses booked in PayPay and Demae-Can. There were no individual stocks within the utilities sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period.
Elsewhere, not holding shares of biopharmaceutical company AstraZeneca (United Kingdom), pharmaceutical sales company Daiichi Sankyo (Japan), e-commerce platform developer Pinduoduo (China) and biopharmaceutical company CSL (Australia) held back the fund’s relative returns. The stock price of AstraZeneca advanced as the company reported better-than-expected earnings per share results, driven by strong sales for both its COVID-19 vaccine and Type 2 diabetes medicine, Farixiga. Additionally, a higher sales forecast for its breast cancer treatment, Enhertu, and a lower tax rate further supported the stock. The timing of the fund's ownership in shares of pharmaceutical company Novo Nordisk(h) (Denmark), and overweight positions in specialty chemical supply company Sika (Switzerland) and coatings and paint products manufacturer Akzo Nobel (Netherlands) weighed on relative performance. The fund’s underweight position in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), of which the portfolio holds the ADR while the benchmark holds the common stock, also weighed on relative performance.
Respectfully,
Portfolio Manager(s)
Matthew Barrett and Kevin Dwan
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS International Growth Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/03/96	(14.95)%	4.51%	6.29%
Service Class	8/24/01	(15.18)%	4.24%	6.03%
Comparative benchmark(s)
MSCI All Country World (ex-U.S.) Growth Index (net div) (f)	(23.05)%	1.49%	4.68%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS International Growth Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS International Growth Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.88%	$1,000.00	$1,054.74	$4.56
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,053.07	$5.85
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS International Growth Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.4%
Aerospace & Defense – 0.8%
Rolls-Royce Holdings PLC (a)	1,270,681	$ 1,431,729
Alcoholic Beverages – 4.5%
Diageo PLC	104,929	$ 4,630,168
Pernod Ricard S.A.	19,262	3,788,741
		$8,418,909
Apparel Manufacturers – 5.5%
Burberry Group PLC	68,992	$ 1,693,180
Kering S.A.	3,740	1,914,066
LVMH Moet Hennessy Louis Vuitton SE	9,229	6,704,360
		$10,311,606
Automotive – 0.4%
Koito Manufacturing Co. Ltd.	47,800	$ 712,018
Brokerage & Asset Managers – 1.6%
Deutsche Boerse AG	12,862	$ 2,222,175
London Stock Exchange Group PLC	10,055	867,452
		$3,089,627
Business Services – 1.6%
Experian PLC	85,966	$ 2,923,512
Chemicals – 0.8%
UPL Ltd.	168,736	$ 1,460,659
Computer Software – 6.0%
Aveva Group PLC	12,315	$ 478,358
Dassault Systemes SE	25,865	932,875
Kingsoft Corp.	175,200	585,837
NAVER Corp.	7,494	1,064,364
NICE Systems Ltd., ADR (a)	3,522	677,280
Oracle Corp. Japan	13,700	891,378
SAP SE	59,735	6,163,495
Wisetech Global Ltd.	12,189	420,323
		$11,213,910
Computer Software - Systems – 5.4%
Amadeus IT Group S.A. (a)	40,325	$ 2,079,562
Cap Gemini S.A.	10,578	1,774,077
Hitachi Ltd.	125,500	6,315,768
		$10,169,407
Construction – 0.3%
Kingspan Group PLC	9,857	$ 533,691
Consumer Products – 4.2%
AmorePacific Corp. (a)	16,459	$ 1,804,834
Kao Corp.	26,300	1,053,082
KOSE Corp.	7,400	803,922
Reckitt Benckiser Group PLC	61,774	4,297,184
		$7,959,022
8

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 4.3%
Prysmian S.p.A.	65,936	$ 2,446,343
Schneider Electric SE	40,160	5,648,080
		$8,094,423
Electronics – 5.3%
ASML Holding N.V.	3,126	$ 1,685,828
Delta Electronics, Inc.	277,000	2,582,047
SK Hynix, Inc.	8,383	504,588
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	68,087	5,071,801
		$9,844,264
Energy - Independent – 0.8%
Reliance Industries Ltd.	46,683	$ 1,432,054
Entertainment – 0.2%
Lottery Corp. Ltd. (a)	126,698	$ 386,455
Food & Beverages – 4.7%
Nestle S.A.	75,708	$ 8,743,175
Food & Drug Stores – 0.5%
Ocado Group PLC (a)	26,334	$ 196,367
Sugi Holdings Co. Ltd.	17,700	789,197
		$985,564
Gaming & Lodging – 2.1%
Aristocrat Leisure Ltd.	50,158	$ 1,035,827
Flutter Entertainment PLC (a)	21,604	2,948,740
		$3,984,567
Insurance – 3.6%
AIA Group Ltd.	524,000	$ 5,772,910
Ping An Insurance Co. of China Ltd., “H”	150,500	995,884
		$6,768,794
Internet – 1.7%
Tencent Holdings Ltd.	51,500	$ 2,188,864
Z Holdings Corp.	405,300	1,025,294
		$3,214,158
Leisure & Toys – 0.5%
Prosus N.V.	13,637	$ 940,823
Machinery & Tools – 3.9%
Assa Abloy AB	125,587	$ 2,702,120
GEA Group AG	54,061	2,210,618
Ritchie Bros. Auctioneers, Inc.	40,358	2,331,166
		$7,243,904
Major Banks – 1.6%
DBS Group Holdings Ltd.	115,000	$ 2,912,349
Medical & Health Technology & Services – 0.3%
Alcon, Inc.	8,350	$ 573,515
9

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 5.8%
EssilorLuxottica	28,592	$ 5,206,492
QIAGEN N.V. (a)	55,819	2,808,914
Sonova Holding AG	5,810	1,382,415
Terumo Corp.	54,100	1,529,886
		$10,927,707
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	394,000	$ 1,467,360
Other Banks & Diversified Financials – 4.8%
AEON Financial Service Co. Ltd. (l)	71,300	$ 757,314
Credicorp Ltd.	10,995	1,491,582
Element Fleet Management Corp.	172,808	2,354,732
Grupo Financiero Banorte S.A. de C.V.	180,065	1,292,838
HDFC Bank Ltd.	158,014	3,109,761
		$9,006,227
Pharmaceuticals – 9.6%
Bayer AG	46,460	$ 2,403,351
Hypera S.A.	85,226	729,621
Merck KGaA	5,380	1,041,807
Novartis AG	65,499	5,932,985
Roche Holding AG	25,176	7,909,618
		$18,017,382
Precious Metals & Minerals – 2.7%
Agnico Eagle Mines Ltd.	48,379	$ 2,513,993
Franco-Nevada Corp.	18,725	2,552,491
		$5,066,484
Railroad & Shipping – 2.7%
Canadian National Railway Co.	23,328	$ 2,773,233
Canadian Pacific Railway Ltd.	30,115	2,245,280
		$5,018,513
Restaurants – 0.9%
Yum China Holdings, Inc.	20,965	$ 1,145,737
Yum China Holdings, Inc.	8,900	496,703
		$1,642,440
Specialty Chemicals – 8.7%
Akzo Nobel N.V.	19,354	$ 1,296,085
L'Air Liquide S.A.	23,963	3,408,480
Linde PLC	18,010	5,888,708
Nitto Denko Corp.	24,300	1,397,846
Showa Denko K. K.	60,200	914,844
Sika AG	6,437	1,553,180
Symrise AG	17,112	1,861,977
		$16,321,120
Specialty Stores – 1.2%
Alibaba Group Holding Ltd. (a)	176,300	$ 1,948,110
Just Eat Takeaway (a)	11,029	233,168
		$2,181,278
10

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – 0.6%
ITC Ltd.	305,011	$ 1,222,367
Total Common Stocks (Identified Cost, $140,547,442)		$184,219,013
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $2,595,137)	2,595,237	$ 2,596,015
Other Assets, Less Liabilities – 0.2%		308,159
Net Assets – 100.0%		$187,123,187
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,596,015 and $184,219,013, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
11

MFS International Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $39,966 of securities on loan (identified cost, $140,547,442)	$184,219,013
Investments in affiliated issuers, at value (identified cost, $2,595,137)	2,596,015
Cash	11,241
Receivables for
Fund shares sold	101,979
Interest and dividends	754,295
Receivable from investment adviser	8,387
Other assets	1,267
Total assets	$187,692,197
Liabilities
Payable to custodian	$899
Payables for
Fund shares reacquired	293,608
Payable to affiliates
Administrative services fee	300
Shareholder servicing costs	63
Distribution and/or service fees	1,723
Deferred country tax expense payable	192,545
Accrued expenses and other liabilities	79,872
Total liabilities	$569,010
Net assets	$187,123,187
Net assets consist of
Paid-in capital	$137,107,572
Total distributable earnings (loss)	50,015,615
Net assets	$187,123,187
Shares of beneficial interest outstanding	14,113,465
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$103,798,109	7,776,039	$13.35
Service Class	83,325,078	6,337,426	13.15
See Notes to Financial Statements
12

MFS International Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$3,712,841
Dividends from affiliated issuers	45,495
Other	1,472
Income on securities loaned	1,140
Foreign taxes withheld	(416,412)
Total investment income	$3,344,536
Expenses
Management fee	$1,677,944
Distribution and/or service fees	198,434
Shareholder servicing costs	13,253
Administrative services fee	38,470
Independent Trustees' compensation	4,961
Custodian fee	37,929
Shareholder communications	4,966
Audit and tax fees	75,355
Legal fees	884
Miscellaneous	37,056
Total expenses	$2,089,252
Reduction of expenses by investment adviser	(248,685)
Net expenses	$1,840,567
Net investment income (loss)	$1,503,969
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $68,629 country tax)	$6,430,759
Affiliated issuers	116
Foreign currency	12,427
Net realized gain (loss)	$6,443,302
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $32,656 decrease in deferred country tax)	$(39,880,953)
Affiliated issuers	878
Translation of assets and liabilities in foreign currencies	(41,093)
Net unrealized gain (loss)	$(39,921,168)
Net realized and unrealized gain (loss)	$(33,477,866)
Change in net assets from operations	$(31,973,897)
See Notes to Financial Statements
13

MFS International Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$1,503,969	$808,207
Net realized gain (loss)	6,443,302	10,800,683
Net unrealized gain (loss)	(39,921,168)	5,323,346
Change in net assets from operations	$(31,973,897)	$16,932,236
Total distributions to shareholders	$(11,842,247)	$(9,355,125)
Change in net assets from fund share transactions	$18,723,642	$32,495,568
Total change in net assets	$(25,092,502)	$40,072,679
Net assets
At beginning of period	212,215,689	172,143,010
At end of period	$187,123,187	$212,215,689
See Notes to Financial Statements
14

MFS International Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$16.78	$16.09	$14.26	$12.78	$15.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.10	$0.21	$0.17
Net realized and unrealized gain (loss)	(2.65)	1.39	2.12	3.07	(1.38)
Total from investment operations	$(2.52)	$1.48	$2.22	$3.28	$(1.21)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.21)	$(0.18)	$(0.16)
From net realized gain	(0.82)	(0.70)	(0.18)	(1.62)	(1.35)
Total distributions declared to shareholders	$(0.91)	$(0.79)	$(0.39)	$(1.80)	$(1.51)
Net asset value, end of period (x)	$13.35	$16.78	$16.09	$14.26	$12.78
Total return (%) (k)(r)(s)(x)	(14.95)	9.27	15.84	27.30	(9.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.01	1.01	1.04	1.05	1.05
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.97
Net investment income (loss)	0.93	0.52	0.72	1.49	1.16
Portfolio turnover	11	14	26	7	18
Net assets at end of period (000 omitted)	$103,798	$124,671	$120,291	$112,259	$105,919
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$16.55	$15.90	$14.11	$12.65	$15.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.04	$0.06	$0.16	$0.13
Net realized and unrealized gain (loss)	(2.61)	1.38	2.09	3.07	(1.38)
Total from investment operations	$(2.52)	$1.42	$2.15	$3.23	$(1.25)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.18)	$(0.15)	$(0.12)
From net realized gain	(0.82)	(0.70)	(0.18)	(1.62)	(1.35)
Total distributions declared to shareholders	$(0.88)	$(0.77)	$(0.36)	$(1.77)	$(1.47)
Net asset value, end of period (x)	$13.15	$16.55	$15.90	$14.11	$12.65
Total return (%) (k)(r)(s)(x)	(15.18)	8.99	15.50	27.11	(9.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.26	1.27	1.29	1.30	1.30
Expenses after expense reductions	1.13	1.13	1.13	1.13	1.22
Net investment income (loss)	0.65	0.22	0.44	1.18	0.87
Portfolio turnover	11	14	26	7	18
Net assets at end of period (000 omitted)	$83,325	$87,545	$51,852	$34,616	$27,233

See Notes to Financial Statements
15

MFS International Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS International Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or
17

MFS International Growth Portfolio
Notes to Financial Statements  - continued
market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$3,788,741	$25,588,430	$—	$29,377,171
Switzerland	7,909,618	18,185,270	—	26,094,888
Germany	18,712,337	—	—	18,712,337
United Kingdom	16,517,950	—	—	16,517,950
Japan	2,078,376	14,112,173	—	16,190,549
Canada	14,770,895	—	—	14,770,895
China	4,675,568	4,152,927	—	8,828,495
Taiwan	7,653,848	—	—	7,653,848
India	5,792,787	1,432,054	—	7,224,841
Other Countries	23,463,511	15,384,528	—	38,848,039
Mutual Funds	2,596,015	—	—	2,596,015
Total	$107,959,646	$78,855,382	$—	$186,815,028
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from
18

MFS International Growth Portfolio
Notes to Financial Statements  - continued
collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $39,966. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $41,418 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$1,936,167	$1,563,110
Long-term capital gains	9,906,080	7,792,015
Total distributions	$11,842,247	$9,355,125
The federal tax cost and the tax basis components of distributable earnings were as follows:
19

MFS International Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$145,216,252
Gross appreciation	55,847,318
Gross depreciation	(14,248,542)
Net unrealized appreciation (depreciation)	$41,598,776
Undistributed ordinary income	2,155,928
Undistributed long-term capital gain	6,283,419
Other temporary differences	(22,508)
Total distributable earnings (loss)	$50,015,615
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$6,790,940	$5,715,069
Service Class	5,051,307	3,640,056
Total	$11,842,247	$9,355,125
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $25,900, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $222,785, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
20

MFS International Growth Portfolio
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $12,308, which equated to 0.0066% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $945.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0206% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $175,198.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $31,029,041 and $20,350,196, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,217,168	$17,134,032	736,218	$12,306,356
Service Class	4,750,270	66,664,792	2,496,290	41,263,750
	5,967,438	$83,798,824	3,232,508	$53,570,106
Shares issued to shareholders in reinvestment of distributions
Initial Class	514,465	$6,790,940	345,113	$5,715,069
Service Class	387,965	5,051,307	222,633	3,640,056
	902,430	$11,842,247	567,746	$9,355,125
Shares reacquired
Initial Class	(1,383,930)	$(19,215,679)	(1,130,683)	$(18,993,670)
Service Class	(4,089,695)	(57,701,750)	(691,959)	(11,435,993)
	(5,473,625)	$(76,917,429)	(1,822,642)	$(30,429,663)
Net change
Initial Class	347,703	$4,709,293	(49,352)	$(972,245)
Service Class	1,048,540	14,014,349	2,026,964	33,467,813
	1,396,243	$18,723,642	1,977,612	$32,495,568
21

MFS International Growth Portfolio
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 16%, 7%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $876 and $1,323, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,586,283	$37,582,979	$39,574,241	$116	$878	$2,596,015
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$45,495	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
22

MFS International Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS International Growth Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

24

MFS International Growth Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
25

MFS International Growth Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Matthew Barrett Kevin Dwan
26

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement
MFS International Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
28

MFS International Growth Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $10,897,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $3,698,219. The fund intends to pass through foreign tax credits of $465,456 for the fiscal year.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2022
MFS®  International Intrinsic
Value Portfolio
MFS® Variable Insurance Trust II
FCG-ANN

MFS® International Intrinsic Value Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS International Intrinsic Value Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS International Intrinsic Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	4.2%
Schneider Electric SE	3.7%
Franco-Nevada Corp.	3.3%
TotalEnergies SE	2.8%
Legrand S.A.	2.6%
Pernod Ricard S.A.	2.3%
Cadence Design Systems, Inc.	2.3%
Samsung Electronics Co. Ltd.	2.2%
Analog Devices, Inc.	2.1%
Deutsche Boerse AG	2.1%
GICS equity sectors (g)
Industrials	21.2%
Information Technology	19.8%
Consumer Staples	19.0%
Materials	13.3%
Financials	9.9%
Health Care	6.3%
Energy	5.1%
Consumer Discretionary	3.1%
Real Estate	1.3%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
France	18.2%
Japan	15.7%
Switzerland	14.3%
United Kingdom	12.1%
Germany	10.3%
United States	8.3%
Canada	5.0%
Ireland	2.7%
Denmark	2.6%
Other Countries	10.8%
Currency exposure weightings (y)
Euro	34.7%
Japanese Yen	15.7%
Swiss Franc	14.3%
British Pound Sterling	12.1%
United States Dollar	8.3%
Canadian Dollar	5.0%
Danish Krone	2.6%
South Korean Won	2.2%
Australian Dollar	2.0%
Other Currencies	3.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
2

MFS International Intrinsic Value Portfolio
Portfolio Composition - continued
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

MFS International Intrinsic Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of -23.56%, while Service Class shares of the fund provided a total return of -23.75%. These compare with a return of -14.45% over the same period for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection within both the industrials and materials sectors detracted from the fund’s performance relative to the MSCI EAFE Index. Within the industrials sector, the fund's overweight positions in industrial and commercial steam systems developer Spirax-Sarco Engineering (United Kingdom), electrical distribution equipment company Schneider Electric (France) and wiring devices and cable systems manufacturer Legrand (France) held back relative results. Within the materials sector, the fund’s overweight positions in fragrance and flavor products maker Givaudan (Switzerland) and biotechnology company Novozymes (Denmark) weakened relative performance. The stock price of Givaudan declined as the company reported sales volume pressure that is expected to worsen in the near term over deteriorating consumer demand and continued input and labor cost inflation.
An overweight allocation to the information technology sector also hindered relative performance, led by the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan), simulation software developer ANSYS(b) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea).
In other sectors, not holding shares of strong-performing global energy and petrochemicals company Shell (United Kingdom) and pharmaceutical company Novo Nordisk (Denmark) detracted from the fund’s relative returns.
Contributors to Performance
The fund’s underweight allocation to the consumer discretionary sector benefited relative performance as this sector underperformed the benchmark over the reporting period. Here, the fund’s avoidance of poor-performing electronic equipment manufacturer Sony (Japan) supported relative returns as the company’s stock price declined over management’s lowered full-year operating profit guidance due to weakness in its games segment.
Elsewhere, the fund's overweight holdings of semiconductor industry lithography systems manufacturer ASML Holding (Netherlands) helped relative results as the company’s stock price benefited from stronger-than-anticipated orders intake and improved sales guidance. The fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems(b), pharmaceutical manufacturing company ROHTO Pharmaceutical(b) (Japan), gold-focused royalty and stream company Franco-Nevada(b) (Canada) and electronic equipment and circuit company Analog Devices(b) were also among the top relative contributors for the reporting
4

MFS International Intrinsic Value Portfolio
Management Review - continued
period. Avoiding shares of poor-performing online gaming services provider Sea (Singapore), industrial equipment manufacturer Keyence (Japan), semiconductor production equipment manufacturer Tokyo Electron (Japan) and integrated human resource services provider Recruit Holdings (Japan) also strengthened relative performance.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Philip Evans and Benjamin Stone
Note to Shareholders: Effective April 15, 2022, Pablo de la Mata is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS International Intrinsic Value Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/02/95	(23.56)%	3.03%	7.82%
Service Class	8/24/01	(23.75)%	2.77%	7.56%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	(14.45)%	1.54%	4.67%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
6

MFS International Intrinsic Value Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS International Intrinsic Value Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.90%	$1,000.00	$1,044.59	$4.64
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class	Actual	1.15%	$1,000.00	$1,042.97	$5.92
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
8

MFS International Intrinsic Value Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Airlines – 0.9%
Ryanair Holdings PLC, ADR (a)	147,282	$ 11,010,802
Alcoholic Beverages – 4.3%
Diageo PLC	588,667	$ 25,975,920
Pernod Ricard S.A.	146,579	28,831,370
		$54,807,290
Apparel Manufacturers – 2.3%
Adidas AG	60,858	$ 8,303,434
Compagnie Financiere Richemont S.A.	84,831	10,977,610
LVMH Moet Hennessy Louis Vuitton SE	12,755	9,265,805
		$28,546,849
Automotive – 1.1%
Compagnie Generale des Etablissements Michelin	258,647	$ 7,194,429
Knorr-Bremse AG	125,563	6,860,228
		$14,054,657
Brokerage & Asset Managers – 3.0%
Deutsche Boerse AG	150,626	$ 26,023,736
Euronext N.V.	166,909	12,372,064
		$38,395,800
Business Services – 5.7%
Experian PLC	636,916	$ 21,660,091
Intertek Group PLC	250,866	12,234,496
Nomura Research Institute Ltd.	472,100	11,205,360
Secom Co. Ltd.	166,600	9,503,764
SGS S.A.	6,783	15,704,813
Sohgo Security Services Co. Ltd.	48,700	1,325,260
		$71,633,784
Chemicals – 1.0%
Givaudan S.A.	4,114	$ 12,542,486
Computer Software – 6.1%
ANSYS, Inc. (a)	46,698	$ 11,281,770
Cadence Design Systems, Inc. (a)	179,023	28,758,255
Dassault Systemes SE	328,616	11,852,217
NICE Systems Ltd., ADR (a)	22,168	4,262,906
OBIC Co. Ltd.	18,500	2,736,094
SAP SE	170,168	17,558,041
		$76,449,283
Computer Software - Systems – 4.1%
Amadeus IT Group S.A. (a)	272,683	$ 14,062,275
Cap Gemini S.A.	60,478	10,142,998
Samsung Electronics Co. Ltd.	628,161	27,700,699
		$51,905,972
9

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.7%
CRH PLC	290,793	$ 11,520,444
Geberit AG	21,370	10,119,558
		$21,640,002
Consumer Products – 7.4%
Beiersdorf AG	109,600	$ 12,576,840
Kobayashi Pharmaceutical Co. Ltd.	107,100	7,369,041
KOSE Corp.	37,300	4,052,200
L’Oréal S.A.	51,529	18,485,659
Lion Corp.	409,300	4,721,733
Reckitt Benckiser Group PLC	302,656	21,053,656
ROHTO Pharmaceutical Co. Ltd.	1,025,800	18,194,710
Svenska Cellulosa Aktiebolaget	523,534	6,620,154
		$93,073,993
Electrical Equipment – 7.0%
Legrand S.A.	413,042	$ 33,257,083
OMRON Corp.	47,300	2,308,416
Schneider Electric SE	330,837	46,528,730
Yokogawa Electric Corp.	410,200	6,498,889
		$88,593,118
Electronics – 6.4%
Analog Devices, Inc.	159,362	$ 26,140,149
ASML Holding N.V.	13,225	7,132,143
DISCO Corp.	29,700	8,542,936
Hirose Electric Co. Ltd.	169,600	21,214,930
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	238,112	17,736,963
		$80,767,121
Energy - Independent – 2.0%
Woodside Energy Group Ltd.	1,035,634	$ 25,057,273
Energy - Integrated – 3.1%
Galp Energia SGPS S.A., “B”	245,529	$ 3,322,364
TotalEnergies SE (l)	569,015	35,515,159
		$38,837,523
Food & Beverages – 6.6%
Chocoladefabriken Lindt & Sprungli AG	481	$ 4,905,456
Ezaki Glico Co. Ltd.	210,300	5,783,958
ITO EN Ltd.	157,300	5,741,139
Nestle S.A.	461,038	53,243,196
Toyo Suisan Kaisha Ltd.	353,800	13,701,588
		$83,375,337
Food & Drug Stores – 0.1%
Ocado Group PLC (a)	213,760	$ 1,593,966
Insurance – 0.5%
Hiscox Ltd.	496,102	$ 6,534,413
10

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 6.6%
Epiroc AB	600,486	$ 10,973,479
GEA Group AG	291,017	11,900,026
IMI PLC	1,127,291	17,553,361
Schindler Holding AG	77,818	14,611,803
SMC Corp.	37,300	15,796,510
Spirax-Sarco Engineering PLC	92,193	11,831,133
		$82,666,312
Major Banks – 3.4%
Bank of Ireland Group PLC	1,193,681	$ 11,372,199
Resona Holdings, Inc.	2,189,500	12,028,076
UBS Group AG	1,029,894	19,196,796
		$42,597,071
Medical & Health Technology & Services – 0.9%
Haleon PLC (a)	2,874,088	$ 11,374,198
Medical Equipment – 4.9%
Agilent Technologies, Inc.	87,984	$ 13,166,806
Bruker BioSciences Corp.	179,275	12,253,446
EssilorLuxottica	89,404	16,280,121
Shimadzu Corp.	694,200	19,809,349
		$61,509,722
Metals & Mining – 1.3%
Glencore PLC	2,466,994	$ 16,475,179
Other Banks & Diversified Financials – 2.9%
Caixabank S.A.	721,937	$ 2,833,806
Chiba Bank Ltd.	1,184,200	8,680,283
Hachijuni Bank Ltd.	694,600	2,898,181
Julius Baer Group Ltd.	101,610	5,906,181
Jyske Bank A.S. (a)	88,186	5,729,018
Mebuki Financial Group, Inc.	1,514,900	3,855,354
North Pacific Bank Ltd.	1,041,400	2,019,128
Sydbank A.S.	113,596	4,784,676
		$36,706,627
Pharmaceuticals – 3.0%
Bayer AG	212,929	$ 11,014,705
Roche Holding AG	69,808	21,931,784
Santen Pharmaceutical Co. Ltd.	647,600	5,299,622
		$38,246,111
Precious Metals & Minerals – 5.0%
Agnico Eagle Mines Ltd.	223,371	$ 11,607,373
Franco-Nevada Corp.	304,960	41,570,508
Wheaton Precious Metals Corp.	239,984	9,376,037
		$62,553,918
Printing & Publishing – 1.3%
Wolters Kluwer N.V.	158,521	$ 16,588,770
11

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.3%
LEG Immobilien SE	86,745	$ 5,651,225
TAG Immobilien AG	331,956	2,148,043
Vonovia SE, REIT	342,457	8,072,156
		$15,871,424
Specialty Chemicals – 4.6%
Croda International PLC	84,384	$ 6,737,140
Kansai Paint Co. Ltd.	333,400	4,112,882
Novozymes A.S.	438,315	22,203,467
Sika AG	45,927	11,081,698
Symrise AG	124,966	13,597,699
		$57,732,886
Specialty Stores – 0.3%
Zalando SE (a)	100,593	$ 3,565,276
Total Common Stocks (Identified Cost, $1,074,339,059)		$1,244,707,163
Preferred Stocks – 0.2%
Consumer Products – 0.2%
Henkel AG & Co. KGaA (Identified Cost, $1,889,499)	29,877	$ 2,079,458
	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	224,332	$ 186,812

Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $10,491,873)	10,492,894	$ 10,496,042
Collateral for Securities Loaned – 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.33% (j) (Identified Cost, $13,210,177)	13,210,177	$ 13,210,177
Other Assets, Less Liabilities – (0.8)%		(10,509,764)
Net Assets – 100.0%		$1,260,169,888
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $10,496,042 and $1,260,183,610, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
12

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
13

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $12,447,035 of securities on loan (identified cost, $1,089,438,735)	$1,260,183,610
Investments in affiliated issuers, at value (identified cost, $10,491,873)	10,496,042
Foreign currency, at value (identified cost, $908,898)	912,974
Receivables for
Investments sold	873,925
Fund shares sold	503,630
Interest and dividends	4,459,780
Other assets	5,845
Total assets	$1,277,435,806
Liabilities
Payable to custodian	$908,893
Payables for
Investments purchased	1,922,848
Fund shares reacquired	902,332
Collateral for securities loaned, at value	13,210,177
Payable to affiliates
Investment adviser	73,773
Administrative services fee	1,518
Shareholder servicing costs	146
Distribution and/or service fees	20,740
Payable for independent Trustees' compensation	482
Accrued expenses and other liabilities	225,009
Total liabilities	$17,265,918
Net assets	$1,260,169,888
Net assets consist of
Paid-in capital	$992,726,919
Total distributable earnings (loss)	267,442,969
Net assets	$1,260,169,888
Shares of beneficial interest outstanding	46,942,821
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$253,910,699	9,322,788	$27.24
Service Class	1,006,259,189	37,620,033	26.75
See Notes to Financial Statements
14

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$23,480,170
Dividends from affiliated issuers	459,273
Income on securities loaned	16,585
Other	12,090
Foreign taxes withheld	(2,583,774)
Total investment income	$21,384,344
Expenses
Management fee	$11,617,049
Distribution and/or service fees	2,639,122
Shareholder servicing costs	35,425
Administrative services fee	213,816
Independent Trustees' compensation	21,545
Custodian fee	187,177
Shareholder communications	23,934
Audit and tax fees	66,006
Legal fees	5,918
Miscellaneous	72,791
Total expenses	$14,882,783
Reduction of expenses by investment adviser	(284,484)
Net expenses	$14,598,299
Net investment income (loss)	$6,786,045
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$98,522,982
Affiliated issuers	10,847
Foreign currency	56,677
Net realized gain (loss)	$98,590,506
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(499,990,098)
Affiliated issuers	1,939
Translation of assets and liabilities in foreign currencies	(87,847)
Net unrealized gain (loss)	$(500,076,006)
Net realized and unrealized gain (loss)	$(401,485,500)
Change in net assets from operations	$(394,699,455)
See Notes to Financial Statements
15

MFS International Intrinsic Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$6,786,045	$3,921,419
Net realized gain (loss)	98,590,506	61,299,221
Net unrealized gain (loss)	(500,076,006)	93,687,255
Change in net assets from operations	$(394,699,455)	$158,907,895
Total distributions to shareholders	$(66,373,289)	$(45,822,539)
Change in net assets from fund share transactions	$58,193,922	$44,576,605
Total change in net assets	$(402,878,822)	$157,661,961
Net assets
At beginning of period	1,663,048,710	1,505,386,749
At end of period	$1,260,169,888	$1,663,048,710
See Notes to Financial Statements
16

MFS International Intrinsic Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$37.62	$35.05	$29.94	$25.02	$28.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.18	$0.28	$0.30
Net realized and unrealized gain (loss)	(9.07)	3.51	5.87	6.06	(2.91)
Total from investment operations	$(8.86)	$3.67	$6.05	$6.34	$(2.61)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.12)	$(0.31)	$(0.54)	$(0.31)
From net realized gain	(1.29)	(0.98)	(0.63)	(0.88)	(0.31)
Total distributions declared to shareholders	$(1.52)	$(1.10)	$(0.94)	$(1.42)	$(0.62)
Net asset value, end of period (x)	$27.24	$37.62	$35.05	$29.94	$25.02
Total return (%) (k)(r)(s)(x)	(23.56)	10.55	20.52	25.94	(9.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.90	0.92	0.92	0.91
Expenses after expense reductions	0.90	0.89	0.90	0.90	0.90
Net investment income (loss)	0.71	0.45	0.59	0.99	1.08
Portfolio turnover	30	13	10	13	16
Net assets at end of period (000 omitted)	$253,911	$344,052	$328,247	$308,053	$282,244
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$36.96	$34.47	$29.47	$24.60	$27.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.07	$0.10	$0.20	$0.27
Net realized and unrealized gain (loss)	(8.90)	3.45	5.77	5.97	(2.91)
Total from investment operations	$(8.77)	$3.52	$5.87	$6.17	$(2.64)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.05)	$(0.24)	$(0.42)	$(0.25)
From net realized gain	(1.29)	(0.98)	(0.63)	(0.88)	(0.31)
Total distributions declared to shareholders	$(1.44)	$(1.03)	$(0.87)	$(1.30)	$(0.56)
Net asset value, end of period (x)	$26.75	$36.96	$34.47	$29.47	$24.60
Total return (%) (k)(r)(s)(x)	(23.75)	10.28	20.21	25.65	(9.72)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.15	1.17	1.17	1.15
Expenses after expense reductions	1.15	1.14	1.15	1.15	1.14
Net investment income (loss)	0.46	0.19	0.34	0.72	0.97
Portfolio turnover	30	13	10	13	16
Net assets at end of period (000 omitted)	$1,006,259	$1,318,997	$1,177,140	$1,048,117	$858,278

See Notes to Financial Statements
17

MFS International Intrinsic Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
18

MFS International Intrinsic Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Intrinsic Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign
19

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$36,025,799	$193,699,836	$—	$229,725,635
Japan	100,178,719	97,220,684	—	197,399,403
Switzerland	27,024,052	153,384,141	—	180,408,193
United Kingdom	153,023,553	—	—	153,023,553
Germany	129,350,867	—	—	129,350,867
United States	91,600,426	—	—	91,600,426
Canada	62,553,918	—	—	62,553,918
Ireland	33,903,445	—	—	33,903,445
Denmark	32,717,161	—	—	32,717,161
Other Countries	52,340,936	83,949,896	—	136,290,832
Mutual Funds	23,706,219	—	—	23,706,219
Total	$742,425,095	$528,254,557	$—	$1,270,679,652
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $12,447,035. The fair value of the fund's investment securities on loan and a related liability of $13,210,177 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan
20

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$12,442,083	$3,637,214
Long-term capital gains	53,931,206	42,185,325
Total distributions	$66,373,289	$45,822,539
The federal tax cost and the tax basis components of distributable earnings were as follows:
21

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$1,107,917,418
Gross appreciation	255,366,492
Gross depreciation	(92,604,258)
Net unrealized appreciation (depreciation)	$162,762,234
Undistributed ordinary income	6,785,945
Undistributed long-term capital gain	98,000,234
Other temporary differences	(105,444)
Total distributable earnings (loss)	$267,442,969
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$14,068,472	$10,070,073
Service Class	52,304,817	35,752,466
Total	$66,373,289	$45,822,539
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $184,657, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.86% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $99,827, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and
22

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $33,703, which equated to 0.0025% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,722.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0161% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $216,728. The sales transactions resulted in net realized gains (losses) of $7,920.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $406,128,888 and $389,791,794, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,771,546	$52,672,777	1,560,198	$55,767,129
Service Class	17,043,700	503,582,214	5,119,497	180,287,362
	18,815,246	$556,254,991	6,679,695	$236,054,491
Shares issued to shareholders in reinvestment of distributions
Initial Class	502,678	$13,763,324	268,496	$9,856,486
Service Class	1,943,694	52,304,817	990,373	35,752,466
	2,446,372	$66,068,141	1,258,869	$45,608,952
Shares reacquired
Initial Class	(2,097,229)	$(61,157,518)	(2,047,578)	$(73,961,957)
Service Class	(17,056,927)	(502,971,692)	(4,570,255)	(163,124,881)
	(19,154,156)	$(564,129,210)	(6,617,833)	$(237,086,838)
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MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Net change
Initial Class	176,995	$5,278,583	(218,884)	$(8,338,342)
Service Class	1,930,467	52,915,339	1,539,615	52,914,947
	2,107,462	$58,193,922	1,320,731	$44,576,605
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund.
Effective at the close of business on October 16, 2017, the fund was closed to new investors subject to certain exceptions.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $6,365 and $10,990, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$27,183,142	$313,345,775	$330,045,661	$10,847	$1,939	$10,496,042
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$459,273	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a
24

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
25

MFS International Intrinsic Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Intrinsic Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS International Intrinsic Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

27

MFS International Intrinsic Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
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MFS International Intrinsic Value Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philip Evans Benjamin Stone
29

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement
MFS International Intrinsic Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
30

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
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MFS International Intrinsic Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $59,325,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 9.66% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
Income derived from foreign sources was $22,607,035. The fund intends to pass through foreign tax credits of $2,578,620 for the fiscal year.
32

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
34

Annual Report
December 31, 2022
MFS®  Massachusetts Investors
Growth Stock Portfolio
MFS® Variable Insurance Trust II
MIS-ANN

MFS® Massachusetts Investors Growth Stock Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Massachusetts Investors Growth Stock Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	10.6%
Alphabet, Inc., “A”	6.2%
Apple, Inc.	4.8%
Visa, Inc., “A”	4.0%
Accenture PLC, “A”	3.4%
Church & Dwight Co., Inc.	2.7%
Aon PLC	2.6%
NIKE, Inc., “B”	2.5%
Amphenol Corp., “A”	2.5%
Boston Scientific Corp.	2.3%
GICS equity sectors (g)
Information Technology	39.0%
Health Care	15.2%
Communication Services	9.7%
Consumer Discretionary	9.7%
Consumer Staples	7.9%
Financials	7.2%
Industrials	6.8%
Real Estate	1.6%
Materials	1.2%
Utilities	1.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Massachusetts Investors Growth Stock Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of -19.26%, while Service Class shares of the fund provided a total return of -19.45%. These compare with a return of -29.14% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection and, to a lesser extent, an underweight position in the consumer discretionary sector contributed to the fund’s performance relative to the Russell 1000® Growth Index. Within this sector, not owning shares of electric vehicle manufacturer Tesla and internet retailer Amazon.com, and the fund’s overweight position in apparel retailer Ross Stores, boosted relative returns. The share price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and uncertainties regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.
Favorable stock selection within both the information technology and communication services sectors also aided the fund’s relative performance. Within the information technology sector, not owning shares of computer graphics processor maker NVIDIA, and an overweight position in financial technology services provider Fiserv, supported relative returns. The share price of NVIDIA fell as the company lowered its revenue growth guidance, citing the negative effects on gaming revenue from the lockdowns in China, elevated inventory levels and an exit from the Russian market. Within the communication services sector, not owning shares of social networking service provider Meta Platforms further strengthened relative results. The stock price of Meta Platforms declined during the reporting period due to a reduction in the company’s forward-looking guidance, led by higher-than-anticipated expenses, uncertain macroeconomic conditions and the weakening of online advertising demand.
Stocks in other sectors that supported relative performance included the fund’s holdings of medical devices maker Boston Scientific(b) and medical technology company Becton, Dickinson and Co(b). Additionally, the fund’s overweight positions in risk management and human capital consulting services provider Aon and financial services provider Charles Schwab further aided relative returns.
Detractors from Performance
Stock selection in the industrials sector weighed on the fund’s relative performance. Within this sector, not owning shares of defense contractor Lockheed Martin and heavy equipment manufacturers Deere & Company and Caterpillar weakened relative returns. The share price of Lockheed Martin, along with other defense-related stocks, reacted positively to defense budget increases following the war in Ukraine and expectations of heightened demand in the medium term.
3

MFS Massachusetts Investors Growth Stock Portfolio
Management Review - continued
Not owning stocks in the strong-performing energy sector also held back relative returns. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period.
Elsewhere, not owning shares of pharmaceutical companies, Abbvie and Eli Lilly, beverage maker Coca-Cola, health insurance and Medicare/Medicaid provider UnitedHealth Group and biotechnology firm Amgen weakened relative performance. The share price of Abbvie advanced during the reporting period as the company reported strong revenue growth led by its Botox and Juvederm segments. Additionally, the fund’s position in sportswear and sports equipment manufacturer Adidas(b)(h) (Germany), and an overweight position in technology company Alphabet, further hindered relative returns. The share price of Adidas came under pressure as the company reported a significant decline in sales in China due to supply chain disruptions and COVID-19 restrictions. Additionally, shares of Adidas suffered from a combination of its operations in Russia and Ukraine and the termination of its contract with YE, following months of disagreements between Kanye West and Adidas.
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Massachusetts Investors Growth Stock Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(19.26)%	11.95%	13.28%
Service Class	8/24/01	(19.45)%	11.67%	13.01%
Comparative benchmark(s)
Russell 1000® Growth Index (f)	(29.14)%	10.96%	14.10%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS Massachusetts Investors Growth Stock Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Massachusetts Investors Growth Stock Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.74%	$1,000.00	$1,012.76	$3.75
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
Service Class	Actual	0.99%	$1,000.00	$1,011.40	$5.02
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Notes to Expense Table
Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.73%, $3.70, and $3.72 for Initial Class and 0.98%, $4.97, and $4.99 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.
7

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Apparel Manufacturers – 3.6%
LVMH Moet Hennessy Louis Vuitton SE	12,379	$ 8,992,661
NIKE, Inc., “B”	190,496	22,289,937
		$31,282,598
Automotive – 1.7%
Aptiv PLC (a)	159,440	$ 14,848,647
Brokerage & Asset Managers – 2.0%
Blackstone, Inc.	44,067	$ 3,269,331
Charles Schwab Corp.	175,609	14,621,205
		$17,890,536
Business Services – 9.2%
Accenture PLC, “A”	110,427	$ 29,466,341
Cognizant Technology Solutions Corp., “A”	93,873	5,368,597
Equifax, Inc.	71,246	13,847,372
Fidelity National Information Services, Inc.	137,042	9,298,300
Fiserv, Inc. (a)	170,916	17,274,480
Verisk Analytics, Inc., “A”	29,371	5,181,632
		$80,436,722
Computer Software – 14.2%
Adobe Systems, Inc. (a)	56,493	$ 19,011,590
Black Knight, Inc. (a)	212,827	13,142,067
Microsoft Corp.	387,661	92,968,861
		$125,122,518
Computer Software - Systems – 4.8%
Apple, Inc.	327,518	$ 42,554,414
Construction – 2.5%
Otis Worldwide Corp.	144,812	$ 11,340,228
Sherwin-Williams Co.	45,331	10,758,406
		$22,098,634
Consumer Products – 4.8%
Church & Dwight Co., Inc.	289,656	$ 23,349,170
Colgate-Palmolive Co.	116,209	9,156,107
Estee Lauder Cos., Inc., “A”	39,435	9,784,218
		$42,289,495
Electrical Equipment – 5.9%
Amphenol Corp., “A”	291,537	$ 22,197,627
Fortive Corp.	269,244	17,298,927
TE Connectivity Ltd.	105,292	12,087,522
		$51,584,076
Electronics – 3.0%
Analog Devices, Inc.	64,487	$ 10,577,803
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	84,342	6,282,635
Texas Instruments, Inc.	58,860	9,724,849
		$26,585,287
8

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 3.1%
McCormick & Co., Inc.	173,630	$ 14,392,191
PepsiCo, Inc.	68,913	12,449,822
		$26,842,013
Health Maintenance Organizations – 0.8%
Cigna Corp.	21,085	$ 6,986,304
Insurance – 3.8%
Aon PLC	75,508	$ 22,662,971
Marsh & McLennan Cos., Inc.	67,177	11,116,450
		$33,779,421
Internet – 8.2%
Alphabet, Inc., “A” (a)	620,550	$ 54,751,127
Gartner, Inc. (a)	21,268	7,149,026
Tencent Holdings Ltd.	238,700	10,145,276
		$72,045,429
Leisure & Toys – 2.3%
Electronic Arts, Inc.	164,446	$ 20,092,012
Medical & Health Technology & Services – 2.0%
ICON PLC (a)	88,731	$ 17,235,997
Medical Equipment – 12.4%
Abbott Laboratories	80,129	$ 8,797,363
Agilent Technologies, Inc.	89,754	13,431,686
Becton, Dickinson and Co.	56,196	14,290,643
Boston Scientific Corp. (a)	436,275	20,186,444
Danaher Corp.	44,540	11,821,807
STERIS PLC	69,024	12,748,043
Stryker Corp.	38,582	9,432,913
Thermo Fisher Scientific, Inc.	33,135	18,247,113
		$108,956,012
Other Banks & Diversified Financials – 6.6%
Mastercard, Inc., “A”	31,208	$ 10,851,958
Moody's Corp.	42,301	11,785,905
Visa, Inc., “A”	169,715	35,259,988
		$57,897,851
Railroad & Shipping – 1.4%
Canadian Pacific Railway Ltd.	166,505	$ 12,419,608
Restaurants – 1.1%
Starbucks Corp.	95,631	$ 9,486,595
Specialty Stores – 3.3%
Ross Stores, Inc.	152,949	$ 17,752,790
TJX Cos., Inc.	145,870	11,611,252
		$29,364,042
Telecommunications - Wireless – 1.6%
American Tower Corp., REIT	67,397	$ 14,278,728
9

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 1.0%
Xcel Energy, Inc.	128,411	$ 9,002,895
Total Common Stocks (Identified Cost, $481,894,462)		$873,079,834
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $6,194,894)	6,193,387	$ 6,195,245
Other Assets, Less Liabilities – (0.0)%		(106,576)
Net Assets – 100.0%		$879,168,503
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,195,245 and $873,079,834, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value (identified cost, $481,894,462)	$873,079,834
Investments in affiliated issuers, at value (identified cost, $6,194,894)	6,195,245
Receivables for
Investments sold	66,201
Fund shares sold	98,327
Dividends	705,290
Other assets	4,477
Total assets	$880,149,374
Liabilities
Payables for
Fund shares reacquired	$812,434
Payable to affiliates
Investment adviser	926
Administrative services fee	1,082
Shareholder servicing costs	114
Distribution and/or service fees	7,421
Accrued expenses and other liabilities	158,894
Total liabilities	$980,871
Net assets	$879,168,503
Net assets consist of
Paid-in capital	$439,627,622
Total distributable earnings (loss)	439,540,881
Net assets	$879,168,503
Shares of beneficial interest outstanding	46,002,074
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$517,838,921	26,844,774	$19.29
Service Class	361,329,582	19,157,300	18.86
See Notes to Financial Statements
11

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$10,148,544
Dividends from affiliated issuers	73,126
Other	126
Foreign taxes withheld	(109,840)
Total investment income	$10,111,956
Expenses
Management fee	$7,256,764
Distribution and/or service fees	982,305
Shareholder servicing costs	29,030
Administrative services fee	158,678
Independent Trustees' compensation	16,021
Custodian fee	58,628
Shareholder communications	30,030
Audit and tax fees	63,702
Legal fees	4,383
Miscellaneous	38,181
Total expenses	$8,637,722
Reduction of expenses by investment adviser	(334,071)
Net expenses	$8,303,651
Net investment income (loss)	$1,808,305
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$47,847,707
Affiliated issuers	741
Foreign currency	(19,143)
Net realized gain (loss)	$47,829,305
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(274,943,106)
Affiliated issuers	351
Translation of assets and liabilities in foreign currencies	(3,534)
Net unrealized gain (loss)	$(274,946,289)
Net realized and unrealized gain (loss)	$(227,116,984)
Change in net assets from operations	$(225,308,679)
See Notes to Financial Statements
12

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$1,808,305	$571,880
Net realized gain (loss)	47,829,305	131,578,854
Net unrealized gain (loss)	(274,946,289)	126,850,492
Change in net assets from operations	$(225,308,679)	$259,001,226
Total distributions to shareholders	$(131,637,497)	$(148,535,842)
Change in net assets from fund share transactions	$46,113,579	$9,979,941
Total change in net assets	$(310,832,597)	$120,445,325
Net assets
At beginning of period	1,190,001,100	1,069,555,775
At end of period	$879,168,503	$1,190,001,100
See Notes to Financial Statements
13

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$27.57	$25.06	$22.58	$17.60	$18.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$0.06	$0.11	$0.13
Net realized and unrealized gain (loss)	(5.14)	6.24	4.80	6.71	0.16
Total from investment operations	$(5.08)	$6.28	$4.86	$6.82	$0.29
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.07)	$(0.11)	$(0.13)	$(0.12)
From net realized gain	(3.18)	(3.70)	(2.27)	(1.71)	(1.17)
Total distributions declared to shareholders	$(3.20)	$(3.77)	$(2.38)	$(1.84)	$(1.29)
Net asset value, end of period (x)	$19.29	$27.57	$25.06	$22.58	$17.60
Total return (%) (k)(r)(s)(x)	(19.26)	25.97	22.53	39.95	0.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.78	0.79	0.79	0.80
Expenses after expense reductions	0.76	0.76	0.78	0.78	0.79
Net investment income (loss)	0.29	0.15	0.27	0.51	0.65
Portfolio turnover	17	15	33	22	23
Net assets at end of period (000 omitted)	$517,839	$714,524	$641,267	$603,369	$493,783
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$27.07	$24.67	$22.27	$17.38	$18.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.03)	$0.00(w)	$0.05	$0.08
Net realized and unrealized gain (loss)	(5.04)	6.14	4.72	6.62	0.16
Total from investment operations	$(5.03)	$6.11	$4.72	$6.67	$0.24
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.05)	$(0.07)	$(0.07)
From net realized gain	(3.18)	(3.70)	(2.27)	(1.71)	(1.17)
Total distributions declared to shareholders	$(3.18)	$(3.71)	$(2.32)	$(1.78)	$(1.24)
Net asset value, end of period (x)	$18.86	$27.07	$24.67	$22.27	$17.38
Total return (%) (k)(r)(s)(x)	(19.45)	25.66	22.20	39.58	0.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.03	1.04	1.04	1.05
Expenses after expense reductions	1.01	1.01	1.03	1.03	1.04
Net investment income (loss)	0.04	(0.10)	0.02	0.26	0.40
Portfolio turnover	17	15	33	22	23
Net assets at end of period (000 omitted)	$361,330	$475,478	$428,289	$402,228	$319,950

See Notes to Financial Statements
14

MFS Massachusetts Investors Growth Stock Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other
16

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$835,239,654	$—	$—	$835,239,654
Canada	12,419,608	—	—	12,419,608
China	—	10,145,276	—	10,145,276
France	—	8,992,661	—	8,992,661
Taiwan	6,282,635	—	—	6,282,635
Mutual Funds	6,195,245	—	—	6,195,245
Total	$860,137,142	$19,137,937	$—	$879,275,079
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
17

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$16,603,158	$6,118,487
Long-term capital gains	115,034,339	142,417,355
Total distributions	$131,637,497	$148,535,842
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$489,516,664
Gross appreciation	406,224,911
Gross depreciation	(16,466,496)
Net unrealized appreciation (depreciation)	$389,758,415
Undistributed ordinary income	1,787,173
Undistributed long-term capital gain	47,980,688
Other temporary differences	14,605
Total distributable earnings (loss)	$439,540,881
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$77,533,633	$89,257,028
Service Class	54,103,864	59,278,814
Total	$131,637,497	$148,535,842
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $134,716, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
18

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
For the period from January 1, 2022 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.82% of average daily net assets for the Initial Class shares and 1.07% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2022. For the period from January 1, 2022 through July 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.73% of average daily net assets for the Initial Class shares and 0.98% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the period from August 1, 2022 through December 31, 2022, this reduction amounted to $199,355, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $27,592, which equated to 0.0029% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,438.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0164% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,172,223. The sales transactions resulted in net realized gains (losses) of $(153,148).
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $166,481,132 and $252,260,001, respectively.
19

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	389,377	$8,711,128	301,917	$8,152,931
Service Class	1,467,695	32,214,023	638,576	16,756,952
	1,857,072	$40,925,151	940,493	$24,909,883
Shares issued to shareholders in reinvestment of distributions
Initial Class	3,722,210	$77,533,633	3,431,643	$89,257,028
Service Class	2,654,753	54,103,864	2,318,295	59,278,814
	6,376,963	$131,637,497	5,749,938	$148,535,842
Shares reacquired
Initial Class	(3,184,423)	$(71,137,383)	(3,409,834)	$(91,134,490)
Service Class	(2,526,752)	(55,311,686)	(2,755,500)	(72,331,294)
	(5,711,175)	$(126,449,069)	(6,165,334)	$(163,465,784)
Net change
Initial Class	927,164	$15,107,378	323,726	$6,275,469
Service Class	1,595,696	31,006,201	201,371	3,704,472
	2,522,860	$46,113,579	525,097	$9,979,941
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $4,706 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,764,975	$123,650,836	$122,221,658	$741	$351	$6,195,245
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$73,126	$—
20

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
21

MFS Massachusetts Investors Growth Stock Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS Massachusetts Investors Growth Stock Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

23

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
24

MFS Massachusetts Investors Growth Stock Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
25

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement
MFS Massachusetts Investors Growth Stock Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, Massachusetts Investors Growth Stock Fund, which has substantially similar investment strategies, was in the 3rd
26

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement - continued
quintile relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2021. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2022.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
27

MFS Massachusetts Investors Growth Stock Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $126,538,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 47.44% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2022
MFS®  Research
International Portfolio
MFS® Variable Insurance Trust II
RSS-ANN

MFS® Research International Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research International Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Research International Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Novo Nordisk A.S., “B”	3.3%
Roche Holding AG	3.3%
Nestle S.A.	3.1%
Linde PLC	3.0%
LVMH Moet Hennessy Louis Vuitton SE	2.7%
Schneider Electric SE	2.6%
Hitachi Ltd.	1.8%
TotalEnergies SE	1.7%
AIA Group Ltd.	1.7%
UBS Group AG	1.6%
Global equity sectors (k)
Capital Goods	23.1%
Financial Services	20.6%
Health Care	13.4%
Technology	11.5%
Consumer Cyclicals	9.6%
Consumer Staples	8.9%
Energy	8.8%
Telecommunications/Cable Television	3.0%
Issuer country weightings (x)
Japan	19.0%
France	13.1%
Switzerland	13.0%
United Kingdom	12.4%
United States	8.8%
Germany	7.6%
Hong Kong	4.4%
Denmark	3.7%
Australia	3.4%
Other Countries	14.6%
Currency exposure weightings (y)
Euro	31.0%
Japanese Yen	19.0%
Swiss Franc	13.0%
British Pound Sterling	12.7%
United States Dollar	6.5%
Hong Kong Dollar	6.0%
Danish Krone	3.7%
Australian Dollar	3.4%
Canadian Dollar	1.5%
Other Currencies	3.2%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Research International Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Research International Portfolio (fund) provided a total return of -17.58%, while Service Class shares of the fund provided a total return of -17.80%. These compare with a return of -14.45% over the same period for the fund's benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection within the capital goods sector was a primary detractor from the fund’s performance relative to the MSCI EAFE Index. Here, the fund’s overweight positions in specialty chemical products maker Croda International (United Kingdom) and electrical distribution equipment manufacturer Schneider Electric (France), and not owning shares of strong-performing mining company BHP Group (Australia), dampened relative returns.
Stock selection in the financial services sector further weighed on relative performance, led by the fund’s overweight position in real estate company LEG Immobilien (Germany).
Elsewhere, the fund’s holdings of software engineering solutions and technology services provider EPAM Systems(b)(h), and not owning shares of global energy and petrochemicals company Shell (United Kingdom) and biopharmaceutical company AstraZeneca (United Kingdom), weakened relative results. Although EPAM Systems reported strong financial results that easily topped expectations, the company’s stock price dropped after management withdrew its guidance for the upcoming year as the Ukraine and Russian conflict escalated. The fund’s overweight positions in business system services company Nomura Research Institute (Japan), sportswear and sports equipment manufacturer Adidas(h) (Germany) and healthcare, lighting, and consumer well-being technology firm Koninklijke Philips(h) (Netherlands) also held back relative performance. The stock price of Nomura Research Institute declined as the company reported below-consensus operating profit results, driven by overseas restructuring and higher domestic infrastructure procurement costs due to weakness in the yen.
Contributors to Performance
Favorable stock selection within the technology sector strengthened relative performance, led by the timing of the fund’s ownership in shares of semiconductor industry lithography systems manufacturer ASML Holding (Netherlands). The share price of ASML Holding benefited from stronger-than-anticipated orders intake and improved sales guidance. Not owning shares of electronic equipment manufacturer Sony (Japan) further contributed to the fund’s relative returns. The stock price of Sony declined as the company lowered its full-year operating profit guidance due to weakness in its games segment.
3

MFS Research International Portfolio
Management Review - continued
Stocks in other sectors that benefited relative performance included the fund’s overweight positions in pharmaceutical company Novo Nordisk (Denmark), oil and gas company Galp Energia (Portugal), commodity trading and mining company Glencore (United Kingdom), oil and gas exploration and development company Woodside Energy (Australia) and international banking and financial services provider NatWest Group (United Kingdom). Holdings of industrial gas supplier Linde(b) (United Kingdom) and risk management and human capital consulting services provider Aon(h) (United States) also boosted the fund’s relative returns.
During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
The fund’s cash and/or cash equivalents position during the period further supported relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Camille Humphries Lee and Nicholas Paul
Note to Shareholders: Effective December 31, 2022, Nicholas Paul was added as a Portfolio Manager of the fund and Victoria Higley is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Research International Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/06/98	(17.58)%	2.69%	4.68%
Service Class	8/24/01	(17.80)%	2.43%	4.42%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	(14.45)%	1.54%	4.67%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
5

MFS Research International Portfolio
Performance Summary – continued
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Research International Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.96%	$1,000.00	$1,040.05	$4.94
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
Service Class	Actual	1.21%	$1,000.00	$1,037.96	$6.22
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Research International Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Aerospace & Defense – 1.2%
MTU Aero Engines Holding AG	17,538	$ 3,796,010
Thales S.A.	10,822	1,383,446
		$5,179,456
Airlines – 0.4%
Ryanair Holdings PLC, ADR (a)	23,011	$ 1,720,302
Alcoholic Beverages – 2.1%
Diageo PLC	147,630	$ 6,514,422
Kirin Holdings Co. Ltd.	168,300	2,578,873
		$9,093,295
Apparel Manufacturers – 4.7%
Burberry Group PLC	60,334	$ 1,480,698
Compagnie Financiere Richemont S.A.	38,398	4,968,918
LVMH Moet Hennessy Louis Vuitton SE	16,369	11,891,176
NIKE, Inc., “B”	20,183	2,361,613
		$20,702,405
Automotive – 1.6%
Bridgestone Corp. (l)	66,400	$ 2,363,953
Compagnie Generale des Etablissements Michelin	86,347	2,401,796
Koito Manufacturing Co. Ltd.	166,700	2,483,126
		$7,248,875
Brokerage & Asset Managers – 3.6%
Euronext N.V.	75,969	$ 5,631,172
Hong Kong Exchanges & Clearing Ltd.	104,000	4,492,861
London Stock Exchange Group PLC	69,719	6,014,705
		$16,138,738
Business Services – 1.2%
Nomura Research Institute Ltd.	176,400	$ 4,186,879
Secom Co. Ltd.	23,900	1,363,385
		$5,550,264
Computer Software – 1.6%
Cadence Design Systems, Inc. (a)	16,908	$ 2,716,101
NAVER Corp.	9,464	1,344,160
NetEase.com, Inc., ADR	39,088	2,838,962
		$6,899,223
Computer Software - Systems – 5.8%
Amadeus IT Group S.A. (a)	74,064	$ 3,819,484
Constellation Software, Inc.	3,191	4,982,013
Fujitsu Ltd.	43,500	5,760,620
Hitachi Ltd.	156,000	7,850,676
Samsung Electronics Co. Ltd.	74,735	3,295,671
		$25,708,464
Construction – 0.9%
Techtronic Industries Co. Ltd.	350,500	$ 3,911,184
8

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.6%
Kao Corp.	62,800	$ 2,514,584
Reckitt Benckiser Group PLC	63,890	4,444,379
		$6,958,963
Consumer Services – 1.0%
Carsales.com Ltd.	105,518	$ 1,489,406
Persol Holdings Co. Ltd.	82,700	1,756,280
SEEK Ltd.	75,171	1,070,159
		$4,315,845
Electrical Equipment – 3.7%
Legrand S.A.	60,593	$ 4,878,793
Schneider Electric SE	80,675	11,346,087
		$16,224,880
Electronics – 2.4%
ASML Holding N.V.	3,132	$ 1,689,064
Kyocera Corp.	60,300	3,010,405
NXP Semiconductors N.V.	16,850	2,662,806
Taiwan Semiconductor Manufacturing Co. Ltd.	225,804	3,294,988
		$10,657,263
Energy - Independent – 1.0%
Woodside Energy Group Ltd.	176,802	$ 4,277,743
Energy - Integrated – 4.5%
Eni S.p.A.	304,062	$ 4,324,367
Galp Energia SGPS S.A., “B”	418,809	5,667,094
Idemitsu Kosan Co. Ltd.	113,700	2,659,700
TotalEnergies SE (l)	119,361	7,449,935
		$20,101,096
Energy - Renewables – 0.4%
Orsted A/S	17,268	$ 1,569,253
Food & Beverages – 3.8%
Danone S.A.	53,130	$ 2,799,857
Nestle S.A.	120,317	13,894,867
		$16,694,724
Food & Drug Stores – 0.3%
Ocado Group PLC (a)	56,968	$ 424,799
Sugi Holdings Co. Ltd.	23,700	1,056,722
		$1,481,521
Gaming & Lodging – 1.2%
Aristocrat Leisure Ltd.	112,928	$ 2,332,107
Flutter Entertainment PLC (a)	8,977	1,225,275
Whitbread PLC	56,197	1,746,042
		$5,303,424
9

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 6.1%
AIA Group Ltd.	675,200	$ 7,438,681
Aon PLC	21,399	6,422,696
Beazley PLC	372,917	3,063,445
Hiscox Ltd.	156,568	2,062,237
Willis Towers Watson PLC	9,922	2,426,723
Zurich Insurance Group AG	11,540	5,514,681
		$26,928,463
Internet – 0.5%
Tencent Holdings Ltd.	51,100	$ 2,171,863
Leisure & Toys – 0.4%
Yamaha Corp.	49,900	$ 1,840,971
Machinery & Tools – 6.6%
Daikin Industries Ltd.	36,600	$ 5,633,344
GEA Group AG	102,884	4,207,047
Kubota Corp.	271,100	3,734,493
Ritchie Bros. Auctioneers, Inc.	30,633	1,769,429
Schindler Holding AG	17,610	3,306,611
SMC Corp.	12,200	5,166,687
Toyota Industries Corp.	57,700	3,145,855
Weir Group PLC	118,322	2,387,428
		$29,350,894
Major Banks – 5.7%
Bank of Ireland Group PLC	103,954	$ 990,370
BNP Paribas	119,033	6,773,850
Mitsubishi UFJ Financial Group, Inc.	576,800	3,891,109
NatWest Group PLC	2,040,317	6,541,533
UBS Group AG	378,932	7,063,135
		$25,259,997
Medical Equipment – 2.5%
ConvaTec Group PLC	897,212	$ 2,522,976
QIAGEN N.V. (a)	117,053	5,890,322
Terumo Corp.	88,400	2,499,850
		$10,913,148
Metals & Mining – 1.6%
Glencore PLC	1,033,562	$ 6,902,376
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	459,700	$ 1,712,044
Natural Gas - Pipeline – 0.4%
APA Group	242,718	$ 1,778,139
Other Banks & Diversified Financials – 3.6%
HDFC Bank Ltd.	196,570	$ 3,868,554
Julius Baer Group Ltd.	66,729	3,878,689
Macquarie Group Ltd.	34,715	3,941,029
Visa, Inc., “A”	21,320	4,429,443
		$16,117,715
10

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 11.0%
Bayer AG	60,783	$ 3,144,273
Kyowa Kirin Co. Ltd.	218,100	5,018,760
Merck KGaA	24,571	4,758,034
Novo Nordisk A.S., “B”	108,621	14,666,681
Roche Holding AG	46,383	14,572,283
Sanofi	36,067	3,489,865
Santen Pharmaceutical Co. Ltd.	349,500	2,860,126
		$48,510,022
Printing & Publishing – 0.5%
Wolters Kluwer N.V.	23,130	$ 2,420,488
Real Estate – 1.5%
ESR Group Ltd.	854,600	$ 1,793,407
Grand City Properties S.A.	160,980	1,583,630
LEG Immobilien SE	52,870	3,444,351
		$6,821,388
Restaurants – 0.6%
Yum China Holdings, Inc.	50,614	$ 2,766,055
Specialty Chemicals – 7.5%
Akzo Nobel N.V.	34,652	$ 2,320,552
Croda International PLC	55,509	4,431,787
Kansai Paint Co. Ltd.	104,300	1,286,663
Linde PLC	40,531	13,252,372
Nitto Denko Corp.	58,800	3,382,442
Sika AG	17,405	4,199,642
Symrise AG	40,542	4,411,423
		$33,284,881
Specialty Stores – 0.4%
ZOZO, Inc.	64,100	$ 1,592,243
Telecommunications - Wireless – 2.6%
Advanced Info Service Public Co. Ltd.	450,900	$ 2,538,632
Cellnex Telecom S.A.	77,022	2,561,414
KDDI Corp.	129,400	3,911,001
SoftBank Group Corp.	59,800	2,532,414
		$11,543,461
Telephone Services – 0.4%
Hellenic Telecommunications Organization S.A.	116,239	$ 1,815,404
Tobacco – 1.5%
British American Tobacco PLC	162,873	$ 6,461,448
Utilities - Electric Power – 2.1%
CLP Holdings Ltd.	273,500	$ 1,995,506
E.ON SE	225,255	2,250,653
Iberdrola S.A.	449,882	5,263,625
		$9,509,784
Total Common Stocks (Identified Cost, $403,371,642)		$437,437,702

11

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	54,066	$ 45,023
Issuer
Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $4,171,055)	4,170,795	$ 4,172,046
Collateral for Securities Loaned – 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.33% (j) (Identified Cost, $3,030,833)	3,030,833	$ 3,030,833
Other Assets, Less Liabilities – (0.5)%		(2,326,010)
Net Assets – 100.0%		$442,359,594
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,172,046 and $440,513,558, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
See Notes to Financial Statements
12

MFS Research International Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $3,912,309 of securities on loan (identified cost, $406,402,475)	$440,513,558
Investments in affiliated issuers, at value (identified cost, $4,171,055)	4,172,046
Foreign currency, at value (identified cost, $645,400)	645,347
Receivables for
Fund shares sold	56,719
Interest and dividends	1,664,279
Other assets	2,150
Total assets	$447,054,099
Liabilities
Payable to custodian	$11,017
Payables for
Investments purchased	1,042,134
Fund shares reacquired	355,090
Collateral for securities loaned, at value (c)	3,030,833
Payable to affiliates
Investment adviser	26,880
Administrative services fee	590
Shareholder servicing costs	84
Distribution and/or service fees	2,644
Payable for independent Trustees' compensation	1,152
Deferred country tax expense payable	74,816
Accrued expenses and other liabilities	149,265
Total liabilities	$4,694,505
Net assets	$442,359,594
Net assets consist of
Paid-in capital	$418,319,818
Total distributable earnings (loss)	24,039,776
Net assets	$442,359,594
Shares of beneficial interest outstanding	29,430,823
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$314,093,048	20,801,869	$15.10
Service Class	128,266,546	8,628,954	14.86
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
13

MFS Research International Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$9,308,510
Dividends from affiliated issuers	61,299
Income on securities loaned	8,147
Other	272
Foreign taxes withheld	(747,304)
Total investment income	$8,630,924
Expenses
Management fee	$3,267,152
Distribution and/or service fees	317,489
Shareholder servicing costs	14,593
Administrative services fee	65,377
Independent Trustees' compensation	8,476
Custodian fee	101,378
Shareholder communications	15,362
Audit and tax fees	67,401
Legal fees	1,401
Miscellaneous	41,755
Total expenses	$3,900,384
Reduction of expenses by investment adviser	(95,574)
Net expenses	$3,804,810
Net investment income (loss)	$4,826,114
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $147,810 country tax)	$29,421,612
Affiliated issuers	3,569
Foreign currency	(127,486)
Net realized gain (loss)	$29,297,695
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $161,240 decrease in deferred country tax)	$(104,059,177)
Affiliated issuers	991
Translation of assets and liabilities in foreign currencies	(54,895)
Net unrealized gain (loss)	$(104,113,081)
Net realized and unrealized gain (loss)	$(74,815,386)
Change in net assets from operations	$(69,989,272)
See Notes to Financial Statements
14

MFS Research International Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$4,826,114	$4,590,838
Net realized gain (loss)	29,297,695	6,940,928
Net unrealized gain (loss)	(104,113,081)	44,344,578
Change in net assets from operations	$(69,989,272)	$55,876,344
Total distributions to shareholders	$(13,773,367)	$(28,944,311)
Change in net assets from fund share transactions	$(2,718,334)	$11,923,218
Total change in net assets	$(86,480,973)	$38,855,251
Net assets
At beginning of period	528,840,567	489,985,316
At end of period	$442,359,594	$528,840,567
See Notes to Financial Statements
15

MFS Research International Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$19.13	$18.14	$16.96	$14.07	$17.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.18	$0.17	$0.31	$0.25
Net realized and unrealized gain (loss)	(3.59)	1.91	1.92	3.51	(2.56)
Total from investment operations	$(3.37)	$2.09	$2.09	$3.82	$(2.31)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.16)	$(0.34)	$(0.24)	$(0.25)
From net realized gain	(0.36)	(0.94)	(0.57)	(0.69)	(0.42)
Total distributions declared to shareholders	$(0.66)	$(1.10)	$(0.91)	$(0.93)	$(0.67)
Net asset value, end of period (x)	$15.10	$19.13	$18.14	$16.96	$14.07
Total return (%) (k)(r)(s)(x)	(17.58)	11.57	12.95	28.04	(14.12)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.99	0.96	0.98	0.99	0.98
Expenses after expense reductions	0.96	0.95	0.96	0.96	0.97
Net investment income (loss)	1.40	0.96	1.06	1.99	1.51
Portfolio turnover	22	23	28	24	25
Net assets at end of period (000 omitted)	$314,093	$387,370	$369,243	$356,291	$302,386
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$18.84	$17.90	$16.74	$13.90	$16.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.13	$0.14	$0.26	$0.21
Net realized and unrealized gain (loss)	(3.55)	1.88	1.89	3.47	(2.53)
Total from investment operations	$(3.36)	$2.01	$2.03	$3.73	$(2.32)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.13)	$(0.30)	$(0.20)	$(0.20)
From net realized gain	(0.36)	(0.94)	(0.57)	(0.69)	(0.42)
Total distributions declared to shareholders	$(0.62)	$(1.07)	$(0.87)	$(0.89)	$(0.62)
Net asset value, end of period (x)	$14.86	$18.84	$17.90	$16.74	$13.90
Total return (%) (k)(r)(s)(x)	(17.80)	11.27	12.71	27.67	(14.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.24	1.22	1.23	1.24	1.23
Expenses after expense reductions	1.21	1.20	1.21	1.21	1.22
Net investment income (loss)	1.20	0.69	0.87	1.65	1.27
Portfolio turnover	22	23	28	24	25
Net assets at end of period (000 omitted)	$128,267	$141,471	$120,742	$100,445	$66,789

See Notes to Financial Statements
16

MFS Research International Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Research International Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign
18

MFS Research International Portfolio
Notes to Financial Statements  - continued
markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$36,508,264	$47,572,897	$—	$84,081,161
France	5,201,653	52,844,324	—	58,045,977
Switzerland	14,617,306	42,826,543	—	57,443,849
United Kingdom	54,998,275	—	—	54,998,275
United States	34,271,754	—	—	34,271,754
Germany	33,485,743	—	—	33,485,743
Hong Kong	12,192,958	7,438,681	—	19,631,639
Denmark	16,235,934	—	—	16,235,934
Australia	1,778,139	13,110,444	—	14,888,583
Other Countries	41,289,448	23,110,362	—	64,399,810
Mutual Funds	7,202,879	—	—	7,202,879
Total	$257,782,353	$186,903,251	$—	$444,685,604
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $3,912,309. The fair value of the fund's investment securities on loan and a related liability of $3,030,833 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of
19

MFS Research International Portfolio
Notes to Financial Statements  - continued
$1,096,491 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and redemptions in-kind.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$10,502,993	$6,016,271
Long-term capital gains	3,270,374	22,928,040
Total distributions	$13,773,367	$28,944,311
The federal tax cost and the tax basis components of distributable earnings were as follows:
20

MFS Research International Portfolio
Notes to Financial Statements  - continued
As of 12/31/22
Cost of investments	$414,556,980
Gross appreciation	64,329,839
Gross depreciation	(34,201,215)
Net unrealized appreciation (depreciation)	$30,128,624
Undistributed ordinary income	4,292,076
Capital loss carryforwards	(10,245,755)
Other temporary differences	(135,169)
Total distributable earnings (loss)	$24,039,776
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,686,431)
Long-Term	(7,559,324)
Total	$(10,245,755)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$8,626,934	$21,510,111
Service Class	5,146,433	7,434,200
Total	$13,773,367	$28,944,311
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $50,371, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.96% of average daily net assets for the Initial Class shares and 1.21% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this reduction amounted to $45,203, which is included in the reduction of total expenses in the Statement of Operations.
21

MFS Research International Portfolio
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $13,365, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $1,228.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0180% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $33,158.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $192,643,769 and $80,855,687, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	8,640,598	$127,704,449	1,505,288	$28,286,847
Service Class	2,676,944	42,224,462	1,163,923	21,941,026
	11,317,542	$169,928,911	2,669,211	$50,227,873
Shares issued to shareholders in reinvestment of distributions
Initial Class	573,981	$8,626,934	1,130,326	$21,510,111
Service Class	347,497	5,146,433	396,279	7,434,200
	921,478	$13,773,367	1,526,605	$28,944,311
22

MFS Research International Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(8,667,276)	$(156,672,950)	(2,738,021)	$(52,292,691)
Service Class	(1,904,730)	(29,747,662)	(796,926)	(14,956,275)
	(10,572,006)	$(186,420,612)	(3,534,947)	$(67,248,966)
Net change
Initial Class	547,303	$(20,341,567)	(102,407)	$(2,495,733)
Service Class	1,119,711	17,623,233	763,276	14,418,951
	1,667,014	$(2,718,334)	660,869	$11,923,218
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 16%, 5%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $1,718 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,858,779	$169,046,736	$170,738,029	$3,569	$991	$4,172,046
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$61,299	$—
(8)  Redemptions In-Kind
On January 10, 2022, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $130,118,114. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain (loss) of $42,503,070 for the fund. For tax purposes, no gains were recognized with respect to the portfolio securities redeemed in-kind.
23

MFS Research International Portfolio
Notes to Financial Statements  - continued
(9)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(10)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
24

MFS Research International Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Research International Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

26

MFS Research International Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
27

MFS Research International Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Camille Humphries Lee Nicholas Paul
28

MFS Research International Portfolio
Board Review of Investment Advisory Agreement
MFS Research International Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
29

MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
30

MFS Research International Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $3,598,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $9,251,090. The fund intends to pass through foreign tax credits of $709,473 for the fiscal year.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2022
MFS®  Technology Portfolio
MFS® Variable Insurance Trust II
TKS-ANN

MFS® Technology Portfolio
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Technology Portfolio
LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy in late-2022 and early-2023 have combined to bolster investor sentiment in recent months. Markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather which has alleviated concerns over potential shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, many investors are mindful that the lagged effects of ongoing policy tightening have yet to work their way through the global economy.
Tighter global financial conditions have been a particular headwind for richly valued growth equities and interest rate-sensitive parts of the economy, such as housing. Over the near term, companies may face a challenging earnings backdrop as they are forced to absorb higher input and labor costs at a time of dwindling pricing power. For fixed income, the rise in interest rates has made bonds more attractive than they have been in years, which may provide balance to an overall portfolio.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
February 15, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Technology Portfolio
Portfolio Composition
Portfolio structure (i)
Top ten holdings
Microsoft Corp.	13.0%
Alphabet, Inc., “A”	8.7%
Amazon.com, Inc.	7.6%
Mastercard, Inc., “A”	6.1%
Booking Holdings, Inc.	3.2%
Adobe Systems, Inc.	2.7%
Intuit, Inc.	2.6%
NVIDIA Corp.	2.5%
Accenture PLC, “A”	2.4%
Visa, Inc., “A”	2.4%
Top five industries (i)
Computer Software	26.2%
Business Services	15.6%
Internet	12.0%
Other Banks & Diversified Financials	9.1%
Specialty Stores	7.6%

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

MFS Technology Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2022, Initial Class shares of the MFS Technology Portfolio (fund) provided a total return of -35.70%, while Service Class shares of the fund provided a total return of -35.85%. These compare with a return of -18.11% over the same period for the fund’s benchmark, the Standard & Poor's 500 Stock Index, and a return of -35.36% for the fund’s other benchmark, the Standard & Poor's North American Technology Sector Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection in both the semiconductor & semiconductor equipment and software industries weighed on the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. Within the semiconductor & semiconductor equipment industry, not owning shares of broadband communications and networking services company Broadcom and semiconductor company Texas Instruments held back relative returns. Although the company posted negative absolute returns for the period, the share price of Broadcom outperformed the benchmark, benefiting from broad-based demand strength across its networking, broadband, storage and industrial semiconductor segments. Broadcom’s management also raised its dividend, which appeared to have further supported investor sentiment. Within the software industry, not owning shares of enterprise software products maker Oracle, and an overweight position in global enterprise cloud communications and collaboration solutions provider RingCentral, weakened relative results. Despite delivering a negative return in absolute terms, the share price of Oracle outpaced the benchmark, primarily driven by strong sales and margins attributable to robust momentum growth within its cloud segment.
An underweight position in the technology hardware storage & peripherals industry also dampened relative returns, led by the fund’s underweight position in computer and personal electronics maker Apple. Although Apple posted negative absolute returns for the period, its share price outpaced the benchmark as it faced lower-than-expected supply chain headwinds. Despite ongoing component shortages impacting Mac and iPad sales, Apple continued to demonstrate the strength of its product ecosystem with broad-based growth. iPhone sales remained strong across all regions with revenue growth ahead of estimates, offsetting production disruptions caused by factory lockdowns in China.
Elsewhere, not owning shares of diversified technology products and services company International Business Machines (IBM) and cloud-based human capital management solutions provider Automatic Data Processing held back relative returns. Additionally, an overweight position in internet retailer Amazon.com, an underweight position in digital payments services provider Visa, and the fund’s holdings of technology services provider Endava(b) further weighed on relative results.
3

MFS Technology Portfolio
Management Review - continued
Contributors to Performance
Stock selection in the interactive media & services industry contributed to relative performance, led by the fund’s underweight position in social networking service provider Meta Platforms. The stock price of Meta Platforms fell during the reporting period due to a reduction in the company’s forward-looking guidance, driven by higher-than-anticipated expenses, uncertain macroeconomic conditions and weakening of online advertising demand.
The fund’s exposure to both the insurance and capital markets industries, for which the benchmark has no exposure, also supported relative results. Within the insurance industry, the fund’s holdings of insurance brokerage services provider Arthur J Gallagher(b) boosted relative returns. The share price of Arthur J Gallagher benefited from healthy organic growth across the board with brokerage and risk management sales driving the upside. Within the capital markets industry, holdings of financial services provider Charles Schwab(b) aided relative performance. The share price of Charles Schwab advanced as the company increased its net interest income growth expectations, reflecting a higher interest rate environment, and announced that it would lower its tier 1 capital requirement levels, potentially freeing up capital for other uses, such as share buybacks.
Stocks in other sectors that strengthened relative results included the fund’s overweight positions in debit and credit transaction processing company Mastercard, payment processing and information management solutions provider WEX and software giant Microsoft. Additionally, holdings of online travel company Booking(b) and integrated payment and frictionless commerce solutions provider Paya(b), coupled with the timing of the fund’s ownership in shares of cloud-based e-commerce platform operator Shopify, further contributed to relative performance.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Reinier Dobbelmann and Matthew Sabel
Note to Shareholders: Effective May 15, 2022, Reinier Dobbelmann was added as a Portfolio Manager of the fund. MFS anticipates that Matthew Sabel will retire as a Portfolio Manager of the fund by May 31, 2024.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Technology Portfolio
Performance Summary Through 12/31/22
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/22
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/16/00	(35.70)%	8.26%	14.05%
Service Class	8/24/01	(35.85)%	8.00%	13.76%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	(18.11)%	9.42%	12.56%
Standard & Poor's North American Technology Sector Index (f)	(35.36)%	11.73%	16.60%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
Standard & Poor's North American Technology Sector Index(g) - a modified market capitalization-weighted index that measures the performance of selected technology stocks.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
5

MFS Technology Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Technology Portfolio
Expense Table
Fund expenses borne by the shareholders during the period,
July 1, 2022 through December 31, 2022
As a shareholder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/22	Ending Account Value 12/31/22	Expenses Paid During Period (p) 7/01/22-12/31/22
Initial Class	Actual	0.89%	$1,000.00	$932.32	$4.33
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
Service Class	Actual	1.14%	$1,000.00	$931.40	$5.55
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Technology Portfolio
Portfolio of Investments − 12/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.4%
Brokerage & Asset Managers – 2.1%
Charles Schwab Corp.	15,630	$ 1,301,354
CME Group, Inc.	1,965	330,434
Tradeweb Markets, Inc.	6,447	418,604
		$2,050,392
Business Services – 15.6%
Accenture PLC, “A”	8,863	$ 2,365,003
Endava PLC, ADR (a)	9,745	745,493
Equifax, Inc.	2,685	521,857
Factset Research Systems, Inc.	601	241,127
Fidelity National Information Services, Inc.	17,197	1,166,816
FleetCor Technologies, Inc. (a)	6,770	1,243,514
Global Payments, Inc.	15,691	1,558,431
Morningstar, Inc.	2,265	490,576
MSCI, Inc.	1,542	717,292
Paya, Inc. (a)	123,245	969,938
PayPal Holdings, Inc. (a)	19,666	1,400,613
TaskUs, Inc., “A” (a)	11,246	190,057
Thoughtworks Holding, Inc. (a)	48,401	493,206
TransUnion	5,449	309,231
Verisk Analytics, Inc., “A”	5,160	910,327
WEX, Inc. (a)	12,098	1,979,838
		$15,303,319
Cable TV – 0.6%
Charter Communications, Inc., “A” (a)	1,646	$ 558,159
Computer Software – 26.2%
Activision Blizzard, Inc.	10,207	$ 781,346
Adobe Systems, Inc. (a)	7,761	2,611,809
Asana, Inc. (a)	1,508	20,765
Atlassian Corp. (a)	2,838	365,194
Black Knight, Inc. (a)	17,837	1,101,435
Dun & Bradstreet Holdings, Inc.	47,409	581,234
Freshworks, Inc, “A” (a)(l)	6,819	100,308
Intuit, Inc.	6,535	2,543,553
Microsoft Corp. (s)	53,033	12,718,374
Mobileye Global, Inc., “A” (a)	17,333	607,695
Palo Alto Networks, Inc. (a)	6,002	837,519
Paycor HCM, Inc. (a)	12,779	312,702
Qualtrics International, “A” (a)	8,719	90,503
RAKUS Co. Ltd.	13,300	160,524
RingCentral, Inc. (a)	9,426	333,680
Salesforce, Inc. (a)	15,701	2,081,796
Topicus.com, Inc. (a)	7,944	417,089
		$25,665,526
Computer Software - Systems – 7.6%
Apple, Inc. (s)	9,207	$ 1,196,265
Arista Networks, Inc. (a)	4,913	596,193
Constellation Software, Inc.	629	982,039
Descartes Systems Group, Inc. (a)	13,003	906,465
Hitachi Ltd.	14,600	734,743
HubSpot, Inc. (a)	1,530	442,369
8

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Nuvei Corp. (a)	6,172	$ 156,830
Q2 Holdings, Inc. (a)	7,891	212,031
ServiceNow, Inc. (a)	4,220	1,638,499
Shopify, Inc. (a)	15,875	551,021
		$7,416,455
Consumer Services – 3.2%
Booking Holdings, Inc. (a)	1,547	$ 3,117,638
Electronics – 6.2%
Advanced Micro Devices (a)(s)	11,960	$ 774,649
KLA Corp.	3,456	1,303,016
Lam Research Corp.	1,000	420,300
Marvell Technology, Inc.	31,952	1,183,502
NVIDIA Corp.	16,478	2,408,095
		$6,089,562
Energy - Renewables – 0.5%
Enphase Energy, Inc. (a)	1,809	$ 479,313
Insurance – 3.4%
Aon PLC	4,342	$ 1,303,208
Arthur J. Gallagher & Co.	10,952	2,064,890
		$3,368,098
Internet – 12.0%
Alphabet, Inc., “A” (a)(s)	96,920	$ 8,551,252
Gartner, Inc. (a)	3,023	1,016,151
Meta Platforms, Inc., “A” (a)	9,552	1,149,488
Pinterest, Inc. (a)	6,643	161,292
Tencent Holdings Ltd.	20,900	888,296
		$11,766,479
Leisure & Toys – 0.9%
Take-Two Interactive Software, Inc. (a)	8,706	$ 906,556
Medical Equipment – 0.1%
Maravai Lifesciences Holdings, Inc., “A” (a)	8,632	$ 123,524
Other Banks & Diversified Financials – 9.1%
Mastercard, Inc., “A”	17,109	$ 5,949,312
S&P Global, Inc.	2,002	670,550
Visa, Inc., “A”	11,359	2,359,946
		$8,979,808
Specialty Stores – 7.6%
Amazon.com, Inc. (a)(s)	89,018	$ 7,477,512
Telecommunications - Wireless – 0.3%
SBA Communications Corp., REIT	972	$ 272,461
Total Common Stocks (Identified Cost, $83,386,706)		$93,574,802
9

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 4.3%
Money Market Funds – 4.3%
MFS Institutional Money Market Portfolio, 4.02% (v) (Identified Cost, $4,211,413)	4,211,548	$ 4,212,811
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.5%
Special Products & Services – 0.5%
Invesco QQQ Trust Series I – June 2023 @ $295 (Premiums Paid, $370,274)	Put	Goldman Sachs International	$ 3,701,292	139	$477,743
Other Assets, Less Liabilities – (0.2)%					(204,363)
Net Assets – 100.0%					$98,060,993
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,212,811 and $94,052,545, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
At December 31, 2022, the fund had cash collateral of $8,784 and other liquid securities with an aggregate value of $64,172 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
10

MFS Technology Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/22 Assets
Investments in unaffiliated issuers, at value, including $50,146 of securities on loan (identified cost, $83,756,980)	$94,052,545
Investments in affiliated issuers, at value (identified cost, $4,211,413)	4,212,811
Deposits with brokers for
Cleared options	8,784
Receivables for
Fund shares sold	40,220
Interest and dividends	11,122
Other assets	796
Total assets	$98,326,278
Liabilities
Payables for
Fund shares reacquired	$201,094
Payable to affiliates
Investment adviser	5,909
Administrative services fee	198
Shareholder servicing costs	31
Distribution and/or service fees	1,656
Payable for independent Trustees' compensation	189
Accrued expenses and other liabilities	56,208
Total liabilities	$265,285
Net assets	$98,060,993
Net assets consist of
Paid-in capital	$93,285,189
Total distributable earnings (loss)	4,775,804
Net assets	$98,060,993
Shares of beneficial interest outstanding	5,313,093
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$17,105,932	866,802	$19.73
Service Class	80,955,061	4,446,291	18.21
See Notes to Financial Statements
11

MFS Technology Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/22
Net investment income (loss)
Income
Dividends	$484,262
Dividends from affiliated issuers	63,549
Other	2,846
Income on securities loaned	198
Foreign taxes withheld	(1,065)
Total investment income	$549,790
Expenses
Management fee	$804,792
Distribution and/or service fees	217,525
Shareholder servicing costs	7,986
Administrative services fee	26,332
Independent Trustees' compensation	4,013
Custodian fee	8,577
Shareholder communications	11,406
Audit and tax fees	62,162
Legal fees	532
Miscellaneous	34,124
Total expenses	$1,177,449
Reduction of expenses by investment adviser	(14,953)
Net expenses	$1,162,496
Net investment income (loss)	$(612,706)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(5,053,800)
Affiliated issuers	(229)
Foreign currency	(1,901)
Net realized gain (loss)	$(5,055,930)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(44,243,181)
Affiliated issuers	1,398
Net unrealized gain (loss)	$(44,241,783)
Net realized and unrealized gain (loss)	$(49,297,713)
Change in net assets from operations	$(49,910,419)
See Notes to Financial Statements
12

MFS Technology Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/22	12/31/21
Change in net assets
From operations
Net investment income (loss)	$(612,706)	$(1,002,027)
Net realized gain (loss)	(5,055,930)	11,162,183
Net unrealized gain (loss)	(44,241,783)	4,968,309
Change in net assets from operations	$(49,910,419)	$15,128,465
Total distributions to shareholders	$(10,135,043)	$(6,980,065)
Change in net assets from fund share transactions	$23,742,044	$21,904,529
Total change in net assets	$(36,303,418)	$30,052,929
Net assets
At beginning of period	134,364,411	104,311,482
At end of period	$98,060,993	$134,364,411
See Notes to Financial Statements
13

MFS Technology Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$33.58	$31.10	$21.18	$17.34	$17.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.21)	$(0.14)	$(0.09)	$(0.07)
Net realized and unrealized gain (loss)	(11.54)	4.47	10.06	6.16	0.58
Total from investment operations	$(11.63)	$4.26	$9.92	$6.07	$0.51
Less distributions declared to shareholders
From net realized gain	$(2.22)	$(1.78)	$—	$(2.23)	$(1.13)
Net asset value, end of period (x)	$19.73	$33.58	$31.10	$21.18	$17.34
Total return (%) (k)(r)(s)(x)	(35.70)	13.68	46.84	36.16	1.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.88	0.94	0.97	0.94
Expenses after expense reductions	0.88	0.87	0.93	0.96	0.93
Net investment income (loss)	(0.37)	(0.62)	(0.55)	(0.44)	(0.38)
Portfolio turnover	28	44	57	33	39
Net assets at end of period (000 omitted)	$17,106	$28,740	$28,768	$19,336	$17,056
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	0.86	0.91	0.93	0.85

See Notes to Financial Statements
14

MFS Technology Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$31.29	$29.15	$19.91	$16.44	$17.11
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.27)	$(0.19)	$(0.13)	$(0.12)
Net realized and unrealized gain (loss)	(10.72)	4.19	9.43	5.83	0.58
Total from investment operations	$(10.86)	$3.92	$9.24	$5.70	$0.46
Less distributions declared to shareholders
From net realized gain	$(2.22)	$(1.78)	$—	$(2.23)	$(1.13)
Net asset value, end of period (x)	$18.21	$31.29	$29.15	$19.91	$16.44
Total return (%) (k)(r)(s)(x)	(35.85)	13.43	46.41	35.88	1.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.15	1.13	1.19	1.22	1.16
Expenses after expense reductions	1.13	1.12	1.18	1.21	1.15
Net investment income (loss)	(0.62)	(0.87)	(0.81)	(0.69)	(0.61)
Portfolio turnover	28	44	57	33	39
Net assets at end of period (000 omitted)	$80,955	$105,624	$75,544	$48,811	$39,272
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	1.11	1.16	1.18	1.07
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Technology Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by
16

MFS Technology Portfolio
Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$87,902,350	$—	$—	$87,902,350
Canada	3,013,444	—	—	3,013,444
Japan	160,524	734,743	—	895,267
China	—	888,296	—	888,296
United Kingdom	745,493	—	—	745,493
Israel	607,695	—	—	607,695
Mutual Funds	4,212,811	—	—	4,212,811
Total	$96,642,317	$1,623,039	$—	$98,265,356
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2022 as reported in the Statement of Assets and Liabilities:
17

MFS Technology Portfolio
Notes to Financial Statements  - continued
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Option Contracts	$477,743
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$169,045
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2022 as reported in the Statement of Operations:
Risk	Unaffiliated Issuers (Purchased Options)
Equity	$107,469
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
18

MFS Technology Portfolio
Notes to Financial Statements  - continued
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $50,146. The fair value of the fund's investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $50,777 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
19

MFS Technology Portfolio
Notes to Financial Statements  - continued
Book/tax differences primarily relate to net operating losses, wash sale loss deferrals and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/22	Year ended 12/31/21
Ordinary income (including any short-term capital gains)	$1,464,022	$1,121,029
Long-term capital gains	8,671,021	5,859,036
Total distributions	$10,135,043	$6,980,065
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/22
Cost of investments	$89,394,401
Gross appreciation	22,233,804
Gross depreciation	(13,362,849)
Net unrealized appreciation (depreciation)	$8,870,955
Capital loss carryforwards	(4,095,151)
Total distributable earnings (loss)	$4,775,804
As of December 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(3,355,236)
Long-Term	(739,915)
Total	$(4,095,151)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/22	Year ended 12/31/21
Initial Class	$1,788,007	$1,553,491
Service Class	8,347,036	5,426,574
Total	$10,135,043	$6,980,065
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, this management fee reduction amounted to $14,953, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
20

MFS Technology Portfolio
Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2024. For the year ended December 31, 2022, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2022, the fee was $7,519, which equated to 0.0070% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2022, these costs amounted to $467.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2022 was equivalent to an annual effective rate of 0.0245% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2022, this reimbursement amounted to $2,418, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2022, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase, and short-term obligations, aggregated $41,133,219 and $29,233,763, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	73,436	$1,814,506	115,612	$3,776,656
Service Class	1,383,790	31,721,430	1,413,331	43,584,533
	1,457,226	$33,535,936	1,528,943	$47,361,189
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MFS Technology Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/22		Year ended 12/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	76,021	$1,788,007	46,249	$1,553,491
Service Class	384,302	8,347,036	173,262	5,426,574
	460,323	$10,135,043	219,511	$6,980,065
Shares reacquired
Initial Class	(138,410)	$(3,580,611)	(231,079)	$(7,709,675)
Service Class	(697,883)	(16,348,324)	(802,009)	(24,727,050)
	(836,293)	$(19,928,935)	(1,033,088)	$(32,436,725)
Net change
Initial Class	11,047	$21,902	(69,218)	$(2,379,528)
Service Class	1,070,209	23,720,142	784,584	24,284,057
	1,081,256	$23,742,044	715,366	$21,904,529
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2022, the fund’s commitment fee and interest expense were $500 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,118,400	$31,953,834	$30,860,592	$(229)	$1,398	$4,212,811
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$63,549	$—
(8)  LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With
22

MFS Technology Portfolio
Notes to Financial Statements  - continued
respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9)  Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
23

MFS Technology Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Technology Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

25

MFS Technology Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
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MFS Technology Portfolio
Trustees and Officers - continued
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Reinier Dobbelmann Matthew Sabel
27

MFS Technology Portfolio
Board Review of Investment Advisory Agreement
MFS Technology Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Technology Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the
28

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
other funds in its Broadridge performance universe for the five-year period ended December 31, 2021. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
29

MFS Technology Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit2 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $9,539,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 18.78% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
30

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
32

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended December 31, 2022 and 2021, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2022	2021
MFS Blended Research Core Equity Portfolio	49,857	47,221
MFS Core Equity Portfolio	52,205	49,448
MFS Corporate Bond Portfolio	72,815	69,002
MFS Emerging Markets Equity Portfolio	52,536	49,762
MFS Global Governments Portfolio	70,232	66,552
MFS Global Growth Portfolio	64,131	60,763
MFS Global Research Portfolio	50,866	48,178
MFS Global Tactical Allocation Portfolio	70,274	66,592
MFS Government Securities Portfolio	59,709	56,568
MFS High Yield Portfolio	77,506	73,453
MFS Income Portfolio	77,204	73,167
MFS International Growth Portfolio	52,536	49,762
MFS International Intrinsic Value Portfolio	53,541	50,716
MFS Massachusetts Investors Growth Stock Portfolio	52,089	49,338
MFS Research International Portfolio	49,857	47,221
MFS Technology Portfolio	49,973	47,331
MFS U.S. Government Money Market Portfolio	30,862	29,199
Total	986,193	934,273

For the fiscal years ended December 31, 2022 and 2021, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	20214	2022	2021
To MFS Blended Research	2,400	2,400	0	711	0	0
Core Equity Portfolio
To MFS Core Equity Portfolio	2,400	2,400	0	725	0	0

To MFS Corporate Bond	2,400	2,400	0	711	0	0
Portfolio
To MFS Emerging Markets	2,400	2,400	0	711	0	0
Equity Portfolio
To MFS Global Governments	2,400	2,400	0	711	0	0
Portfolio
To MFS Global Growth	2,400	2,400	0	711	0	0
Portfolio
To MFS Global Research	2,400	2,400	0	725	0	0
Portfolio
To MFS Global Tactical	2,400	2,400	0	725	0	0
Allocation Portfolio
To MFS Government Securities	2,400	2,400	0	711	0	0
Portfolio
To MFS High Yield Portfolio	2,400	2,400	0	711	0	0

To MFS Income Portfolio	2,400	2,400	0	711	0	0

To MFS International Growth	2,400	2,400	0	711	0	0
Portfolio
To MFS International Intrinsic	2,400	2,400	0	711	0	0
Value Portfolio

To MFS Massachusetts	2,400	2,400	0	711	0	0
Investors Growth Stock
Portfolio
To MFS Research International	2,400	2,400	0	711	0	0
Portfolio
To MFS Technology Portfolio	2,400	2,400	0	725	0	0

To MFS U.S. Government Money	2,400	2,400	0	711	0	0
Market Portfolio
Total fees billed by Deloitte
To above Funds:	40,800	40,800	0	12,143	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021

To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Blended
Research Core Equity Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Core Equity
Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Corporate Bond
Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Emerging
Markets Equity Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Global
Governments Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Global
Growth Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Global
Research Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Global Tactical
Allocation Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Government
Securities Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS High
Yield Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Income
Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS International
Growth Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS International
Intrinsic Value Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Massachusetts
Investors Growth Stock
Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Research
International Portfolio*
To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS Technology
Portfolio*

To MFS and MFS Related	0	0	0	0	3,790	5,390
Entities of MFS U.S. Government
Money Market Portfolio *

Fees billed by Deloitte:	Aggregate fees for non-audit services:
2022	20214
To MFS Blended Research Core Equity Portfolio, MFS and MFS	6,190	8,501
Related Entities#
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	6,190	8,515
To MFS Corporate Bond Portfolio, MFS and MFS Related	6,190	8,501
Entities#
To MFS Emerging Markets Equity Portfolio, MFS and MFS	6,190	8,501
Related Entities#
To MFS Global Governments Portfolio, MFS and MFS Related	6,190	8,501
Entities#
To MFS Global Growth Portfolio MFS and MFS Related Entities#	6,190	8,501
To MFS Global Research Portfolio, MFS and MFS Related	6,190	8,515
Entities#
To MFS Global Tactical Allocation Portfolio, MFS and MFS	6,190	8,515
Related Entities#
To MFS Government Securities Portfolio, MFS and MFS Related	6,190	8,501
Entities#
To MFS High Yield Portfolio, MFS and MFS Related Entities#	6,190	8,501
To MFS Income Portfolio, MFS and MFS Related Entities#	6,190	8,501
To MFS International Growth Portfolio, MFS and MFS Related	6,190	8,501
Entities#
To MFS International Intrinsic Value Portfolio, MFS and MFS	6,190	8,501
Related Entities#
To MFS Massachusetts Investors Growth Stock Portfolio, MFS	6,190	8,501
and MFS Related Entities#
To MFS Research International Portfolio, MFS and MFS Related	6,190	8,501
Entities#
To MFS Technology Portfolio, MFS and MFS Related Entities#	6,190	8,515
To MFS U.S. Government Money Market Portfolio, MFS and	6,190	8,501
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed- upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended December 31, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre- approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: February 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: February 15, 2023

* Print name and title of each signing officer under his or her signature.